As filed with the Securities and Exchange Commission on April 17, 2015

Securities Act File No. 333- ________

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.

☐ Post-Effective Amendment No.

(Check appropriate box or boxes)

VII Peaks Co-Optivist Income BDC II Inc.

(Exact Name of Registrant as Specified in Articles of Incorporation)

4 Orinda Way, Suite 125-A
Orinda, CA 94563
(Address of Principal Executive Offices)

(877) 700-0527

(Area Code and Telephone Number)

Gurpreet S. Chandhoke

VII Peaks Co-Optivist Income BDC II, Inc.

4 Orinda Way, Suite 125-A
Orinda, CA 94563

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective.

Title of Securities Being Registered:  Shares of common stock, par value $0.01 per share.

Calculation of Registration Fee under the Securities Act of 1933:

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(2)(3)	Amount of Registration Fee(3)
Common Stock, par value $0.01 per share	1,098,870	$7.31	$8,033,851	$933.53

(1)	Represents the estimated maximum number of shares of the Registrant’s common stock, par value $0.01 per share, to be issued upon completion of the mergers described herein. This number is based on the issuance of 1,098,870 shares of the Registrant at an estimated net asset value of $7.31 per share to acquire the net assets of VII Peaks Co-Optivist B Fund I, LLC, VII Peaks Co-Optivist B Fund II, LLC and VII Peaks Co-Optivist R Fund I, LLC (the “Target Funds”), which have an estimated aggregate net asset value of $8,033,851 under the terms of the Agreement and Plan of Reorganization between the Registrant and each Target Fund, which are attached to this Registration Statement as Annexes A, B and C.

(2)	The proposed maximum aggregate offering price of the registrant’s common stock was calculated based upon the estimated net asset value per share of the Registrant’s common stock in accordance with Rules 457(d) and 457(f) under the Securities Act as follows: the product of (A) $7.31 shares of the Registrant’s common stock that may be exchanged for the merger consideration.

(3)	Estimated solely for the purpose of calculating the registration fee required by Section 6(b) of the Securities Act and calculated pursuant to Rules 457(c) and 457(f) under the Securities Act, based on a rate of $116.20 per $1,000,000 of the proposed maximum aggregate offering price.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

Letter to Members of VII Peaks Co-Optivist B Fund I, LLC, VII Peaks Co-Optivist B Fund II, LLC and VII Peaks Co-Optivist R Fund I, LLC

VII Peaks Co-Optivist B Fund I, LLC

•   Questions & Answers for Members of VII Peaks Co-Optivist B Fund I, LLC

•   Notice of Special Meeting of Members of VII Peaks Co-Optivist B Fund I, LLC

•   Prospectus/Proxy Statement Regarding Proposed Reorganization

VII Peaks Co-Optivist B Fund II, LLC

•   Questions & Answers for Members of VII Peaks Co-Optivist B Fund II, LLC

•   Notice of Special Meeting of Members of VII Peaks Co-Optivist B Fund II, LLC

•   Prospectus/Proxy Statement Regarding Proposed Reorganization

VII Peaks Co-Optivist R Fund I, LLC

•   Questions & Answers for Members of VII Peaks Co-Optivist R Fund I, LLC

•   Notice of Special Meeting of Members of VII Peaks Co-Optivist R Fund I, LLC

•   Prospectus/Proxy Statement Regarding Proposed Reorganization

Statement of Additional Information regarding the proposed Reorganizations

Part C Information

Exhibits

[VII PEAKS CAPITAL LETTERHEAD]

Dear Member:

VII Peaks Capital, LLC (“VII Peaks”) is asking that members of VII Peaks Co-Optivist B Fund I, LLC, VII Peaks Co-Optivist B Fund II, LLC and VII Peaks Co-Optivist R Fund I, LLC (the “Target Funds”) approve an Agreement and Plan of Reorganization (a “Reorganization”) between each Target Fund and VII Peaks Co-Optivist Income BDC II, Inc. (“Acquiring Fund”), under which the Acquiring Fund will acquire all of the assets and liabilities of each Target Fund in return for newly issued shares of common stock of the Acquiring Fund. The shares will be immediately distributed to the members (“Members”) of the Target Fund. The Target Fund would then be dissolved. For this purpose, you are invited to a Special Meeting of Shareholders of the Target Fund (the “Meeting”) to be held on ____, 2015. Each Reorganization is not dependent on the approval or consummation of the other Reorganizations, and will take place with respect to any Target Fund whose Members approve the Reorganization even if one or both of the Target Funds do not receive Member approval.

The proposed Reorganization for each Target Fund is described in more detail in the attached Proxy Statement/Prospectus. If the Members of the Target Fund approve the Reorganization by the Acquiring Fund, it is expected to be completed on or about within one week after the Meeting. Members of the Acquired Fund will not be assessed any sales charges or other individual fees in connection with the proposed Reorganization.

Each Target Fund has the same investment objective and investment strategies, and substantially similar investment policies, as the Acquiring Fund. The Target Fund's current portfolio managers – Gurpreet S. Chandhoke and Stephen Shea – are also officers and members of the investment committee of the Acquiring Fund. VII Peaks Capital LLC (“VII Peaks”) is the investment manager of the Acquiring Fund and the sole owner of the managers of the Target Funds. The Reorganization is expected to constitute a taxable exchange with respect to the Target Fund’s Members for federal income tax purposes; however, given the current valuations of the Target Fund’s assets, we expect that the exchange will not result in a taxable gain to the Target Fund’s Members. We anticipate that the proposed Reorganization will result in benefits to the Members of the Target Fund as discussed more fully in the Combined Proxy Statement/Prospectus.

VII Peaks recommends that you vote "FOR" the proposed Reorganization.

Your vote counts! You may vote quickly and easily in any one of these ways:

•	Via internet: see the instructions on the enclosed proxy card.

•	Via telephone: see the instructions on the enclosed proxy card.

•	Via mail: use the enclosed proxy card and postage-paid envelope.

•	In person: attend the Member meeting on ___________, 2015 at the VII Peaks Capital, LLC’s corporate office at 4 Orinda Way, Suite 125-A, Orinda, CA 94563.

If you’d like more information about the Acquiring Fund or the Target Fund in which you are a member, you may order a statement of additional information regarding the proposed Reorganization (request the “Reorganization SAI”) by:

•	Telephone: 1-(855) 889-1778

•	Mail: VII Peaks Co-Optivist Income BDC II, Inc., 4 Orinda Way, Suite 125-A, Orinda, CA 94563

•	Internet: www.viipeaksbdc.com

We welcome your attendance at the Meeting. If you are unable to attend, we encourage you to authorize proxies to cast your votes. No matter how many shares you own, your vote is important.

Sincerely,

Gurpreet S. Chandhoke

President

VII Peaks Co-Optivist Income BDC II, Inc.

Questions & Answers

For Members of VII Peaks Co-Optivist B Fund I, LLC

Although we recommend that you read the complete Prospectus/Proxy Statement, we have provided the following questions and answers to clarify and summarize the issues to be voted on.

Q: Why is a Member meeting being held?

A: A special meeting of Members (the “Meeting”) of VII Peaks Co-Optivist B Fund I, LLC (the “Target Fund”) is being held to seek Member approval of a reorganization (the “Reorganization”) of the Target Fund into VII Peaks Co-Optivist Income BDC II, Inc. (the “Acquiring Fund”), which pursues the same investment objective as the Target Fund. Please refer to the Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the Acquiring Fund. The Acquiring Fund and the Target Funds are sometimes referred to herein individually as a “Fund” or collectively as the “Funds.”

Q: Why is the Reorganization being recommended?

A: After careful consideration, the manager of the Target Fund, VII Peaks-KBR B Fund I Management, LLC (the “Target Fund Manager”), has determined that the Reorganization will benefit its members (the “Members”) and recommends that you cast your vote “FOR” the proposed Reorganization. The Target Fund and the Acquiring Fund have the same investment objective, and the investment manager of the Acquiring Fund, VII Peaks Capital, LLC (“VII Peaks”), is the sole owner of the Target Fund Manager.

The Target Fund Manager believes that the Reorganization is in the best interests of Members because: (i) the Target Fund was established with a definite term of three years from the date the Target Fund first received an investment from an unaffiliated investor, and therefore if the Reorganization is not approved, it will be forced to liquidate in the near future, (ii) the Reorganization will allow Members to remain invested in a comparable portfolio of senior and subordinated, secured and unsecured debt securities of private companies without paying commissions on the reinvestment of the liquidation proceeds of the Target Fund, (iii) Members will become shareholders in an entity with a larger combined portfolio, which increases the potential of realizing economies of scale whereby administrative costs may be spread across the combined portfolio’s larger asset base, whereas the Target Fund has reached its limit on the number of investors, and therefore there are no opportunities for the Target Fund to realize economies of scale by raising additional capital; and (iv) the Acquiring Fund has a quarterly tender offer program that will enable Target Fund Members who do not want to participate in the Reorganization to liquidate their investment.

Q: Who can vote?

A: Each Member of the Target Fund is entitled to vote for each unit of ownership (referred to as an “Interest”) owned by the Member. The Target Fund Manager will cast your votes according to your voting instructions. If a voting instruction form is returned with no instructions, the shares of the Target Fund to which the form relates will be voted FOR the Reorganization.

Q: How will the Reorganization affect me?

A: Assuming Members approve the proposed Reorganization, the Acquiring Fund will issue its shares to acquire the assets and liabilities of the Target Fund. The shares will be issued at the most recently published net asset value per share of the Acquiring Fund (currently $7.31 per share). Immediately after the acquisition, the Target Fund will distribute the shares of the Acquiring Fund to the Members. As a result of the Reorganization, your Interests in the Target Fund will automatically be converted into shares of the Acquiring Fund. Following the Reorganization, the Target Fund will dissolve.

Q: Will I have to pay any commission or other similar fee as a result of the Reorganization?

A: No. You will not pay any commissions or other similar fees as a result of the Reorganization.

Q: Will the total annual operating expenses that my investment bears increase as a result of the Reorganization?

A: Yes, they will likely increase in the short-run, and the investment management fee, which comprises a portion of the annual operating expenses, will increase. In the long-run we expect that your annual operating expenses will decrease as the Acquiring Fund increases in size. For more information about how fund expenses may change as a result of the Reorganization, please see the comparative and pro forma table and related disclosures in the “COMPARISON OF THE ACQUIRING FUND AND TARGET FUND — Comparison of Expenses Incurred by Both Funds” section of the prospectus/proxy statement.

Q: Will I have to pay any U.S. federal income taxes as a result of the Reorganization?

A: The Reorganization is expected to constitute a taxable exchange with respect to the Target Fund’s Members for federal income tax purposes; however, given the current valuations of the Target Fund’s assets, we expect that the exchange will not result in a taxable gain to the Target Fund’s Members. The cost basis of each Member’s investment will be adjusted by the amount of such loss.

Q: If Members do not approve the Reorganization, what will happen to the Target Fund?

A: The Target Fund’s operating agreement provides that it must begin liquidation proceedings three years after the first sale of Interests to investors. As a result, the Target Fund will have to liquidate its portfolio, distribute the proceeds to Members, and dissolve, unless the Members vote to amend the operating agreement of the Target Fund to extend the term of the Target Fund.

Q: Who pays the costs of the Reorganization?

A: The expenses of the Reorganization, including the costs of the Meeting, will be paid by the Acquiring Fund and the Target Fund in the proportion to which each fund’s net asset value bears to the combined net asset value of both funds.

Q: How can I vote?

A: Members are invited to attend the Meeting and to vote in person. You may also vote by executing a proxy using one of three methods:

•	By Internet: Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•	By Telephone: Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•	By Mail: If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Members who execute proxies by Internet, telephone or mail may revoke them at any time prior to the Meeting by (i) filing with the Target Fund a written notice of revocation, (ii) executing another proxy bearing a later date, or (iii) attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

Q: When should I vote?

A: Every vote is important and the Board encourages you to record your vote as soon as possible. Voting your proxy now will ensure that the necessary number of votes is obtained without the time and expense required for additional proxy solicitation.

Q: Who should I call if I have questions about a Proposal in the proxy statement?

A: Call 1-(855) 889-1778 with your questions.

Q: How can I get more information about the Target Fund and Acquiring Funds?

A: You may obtain a statement of additional information regarding the Reorganization (request the “Reorganization SAI”) by:

•	Telephone: 1-(855) 889-1778

•	Mail: VII Peaks Co-Optivist Income BDC II, Inc., 4 Orinda Way, Suite 125-A, Orinda, CA 94563

•	Internet: www.viipeaksbdc.com

VII PEAKS CO-OPTIVIST B FUND I, INC.

4 Orinda Way, Suite 125-A
Orinda, CA 94563

(877) 700-0527

www.viipeakscapital.com

NOTICE OF SPECIAL MEETING

OF MEMBERS

To be Held on __________, 2015

NOTICE IS HEREBY GIVEN THAT a special meeting of members (the “Meeting”) of VII Peaks Co-Optivist B Fund I, LLC (the “Target Fund”), will be held at the offices of VII Peaks Capital, LLC, 4 Orinda Way, Suite 125-A, Orinda, CA 94563 on ______________, 2015 at 10:00 a.m. Pacific time for the following purposes:

1.	To approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) pursuant to which the Target Fund would (i) transfer all of its assets and liabilities to VII Peaks Co-Optivist Income BDC II, Inc. (the “Acquiring Fund”), in exchange for shares of the Acquiring Fund, (ii) distribute such shares of the Acquiring Fund to Members of the Target Fund, and (iii) dissolve.

2.	To transact such other business as may properly be presented at the Meeting or any adjournment thereof.

VII Peaks-KBR B Fund I Management, LLC (the “Target Fund Manager”) has fixed the close of business on ______________, 2015 as the record date for the determination of members (a “Member”) of the Target Fund who are entitled to notice of, and to vote at, the Meeting and all adjournments thereof.

Members are invited to attend the meeting and vote in person. You may also vote by executing a proxy using one of three methods:

•	By internet — Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•	By telephone — Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•	By mail — If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Members who execute proxies by Internet, telephone, or mail may revoke them at any time prior to the Meeting by, (i) filing with the Target Fund a written notice of revocation, (ii) executing another proxy bearing a later date, or (iii) attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

The Board recommends that you cast your vote FOR the proposed Reorganization as described in the Prospectus/Proxy Statement.

YOUR VOTE IS IMPORTANT

Please return your proxy card or record your voting instructions by telephone or via the Internet promptly no matter how many shares you own. In order to avoid the additional expense of further solicitation, we ask that you mail your proxy card or record your voting instructions by telephone or via the Internet promptly regardless of whether you plan to be present in person at the Meeting.

Date: ___________, 2015

Gurpreet S. Chandhoke

Chief Executive Officer

VII Peaks-KBR B Fund I Management, LLC

SUBJECT TO COMPLETION, DATED APRIL __, 2015

PROSPECTUS/PROXY STATEMENT

VII PEAKS CO-OPTIVIST INCOME BDC II, INC.

VII PEAKS CO-OPTIVIST B FUND I, LLC

SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained in this Prospectus/Proxy Statement. Members should read the entire Prospectus/Proxy Statement carefully.

The Target Fund Manager has approved the Reorganization Agreement on behalf of the Target Fund, subject to Member approval. The Reorganization Agreement provides for:

•	the transfer of all of the assets and liabilities of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund;

•	the distribution by the Target Fund of such Acquiring Fund shares to Target Fund Members; and

•	the dissolution of the Target Fund.

When the Reorganization is complete, Target Fund Members will hold Acquiring Fund shares. Under the Reorganization, each Member of the Target Fund will receive Acquiring Fund shares that have a net asset value equal to the net asset value of the Target Fund Interests owned by such Member immediately prior to the Reorganization, in both cases based on the most recently published financial statements of each. After the Reorganization, the Acquiring Fund will continue to operate with the investment objective and investment policies set forth in this Prospectus/Proxy Statement.

The Target Fund and the Acquiring Fund have the same investment objective. The Target Fund and the Acquiring Fund both seek current income and the potential for capital gains by investing in portfolios of senior and subordinated, secured and unsecured debt securities of private companies.

The Target Fund Manager believes that the Reorganization is in the best interests of Members because: (i) the Target Fund was established with a definite term of three years from the date the Target Fund first received an investment from an unaffiliated investor, and therefore if the Reorganization is not approved, it will be forced to liquidate in the near future, (ii) the Reorganization will allow Members to remain invested in a comparable portfolio of senior and subordinated, secured and unsecured debt securities of private companies without paying commissions on the reinvestment of the liquidation proceeds of the Target Fund, (iii) Members will become shareholders in an entity with a larger combined portfolio, which increases the potential of realizing economies of scale whereby administrative costs may be spread across the combined portfolio’s larger asset base, whereas the Target Fund has reached its limit on the number of investors, and therefore there are no opportunities for the Target Fund to realize economies of scale by raising additional capital; and (iv) the Acquiring Fund has a quarterly tender offer program that will enable Target Fund Members who do not want to participate in the Reorganization to liquidate their investment.

In determining whether to recommend approval of the Reorganization Agreement to Members, the Target Fund Manager considered a number of factors, including, but not limited to: (i) the expenses and advisory fees applicable to the Acquiring Fund and the Target Fund before the proposed Reorganization and the estimated expense ratios of the combined portfolio after the proposed Reorganization; (ii) the comparative investment performance of the Acquiring Fund and the Target Fund; (iii) the future growth prospects of the Acquiring Fund and the Target Fund; (iv) the terms and conditions of the Reorganization Agreement and whether the Reorganization would result in the dilution of Member Interests; (v) the compatibility of the Acquiring Fund’s and the Target Fund’s investment objectives, policies, risks and restrictions; (vi) the anticipated tax consequences of the proposed Reorganization; (vii) the costs and delays associated with the reinvestment of liquidation proceeds to those Members who wish to maintain an investment with the same objectives and returns; (viii) the Acquiring Fund’s periodic redemption program, which will enable Target Fund Members who desired to liquidate their investment to do so after the Reorganization is complete; and (ix) the fact that most of the costs of the Reorganization would be borne by the Acquiring Fund. The Target Fund Manager concluded that these factors supported a determination to approve the Reorganization Agreement.

The Target Fund Manager is asking Members to approve the Reorganization at a meeting to be held on ________, 2015. If Members of the Target Fund approve the proposed Reorganization, it is expected that the closing date of the transaction (the “Closing Date”) will be after the close of business on or about ________, 2015, but it may be at a different time as described herein. If Members do not approve the proposed Reorganization, the Board will consider alternatives to the Reorganization, including soliciting an amendment to the Target Fund’s operating agreement to extend its term.

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The Target Fund Manager recommends that you vote “FOR” the Reorganization.

COMPARISON OF THE ACQUIRING FUND AND TARGET FUND

Comparison of Investment Objective and Principal Strategies

The Target Fund and the Acquiring Fund have identical investment strategies. The investment objective of each fund is to generate current income and capital appreciation. Both funds intend to meet its investment objectives by: (i) realizing income and capital appreciation through the acquisition, management and orderly liquidation of corporate debt securities, (ii) making distributions of available distributable cash to its equity holders, and (iii) the preservation of the capital investments of its equity holders.

Both the Target Fund and the Acquiring Fund invest in discounted corporate debt and equity-linked debt securities of public and private companies that trade on the secondary loan market for institutional investors and provide distributions to investors. Each fund also actively works with the management of the companies in which it invests to restructure the companies’ debt and improve the liquidity position of its balance sheet. Each fund employs the proprietary “Co-Optivist”TM approach (“cooperative activism”, Co-OptivistTM is a registered trademark of VII Peaks, and is being used with its permission) in executing its investment strategy.

The proprietary “Co-Optivist” TM (cooperative activism) approach entails investment in the corporate debt and equity-linked debt securities of a target company (“Target Company”) in conjunction with proactive engagement of the management of these companies. Investments are made in debt securities of a Target Company that trade on the over-the-counter market for institutional loans at a discount to their par redemption value, and are subject to a “redemption event” within (on average) 24 months. A “redemption event” is defined as a maturity event or a put event (where investors in the target company’s debt security have a redemption right at a pre-determined price). Investments in such debt are held an average of 12 – 18 months, during which time the funds work actively with the Target Company’s management to effect and/or participate in a restructuring or exchange of the invested securities for new securities.

The size of an individual investment varies based on numerous factors, including the amount of funds available to invest. Generally, neither fund invests heavily in any one industry or in more than two different classes of debt of the same company. Investments are generally limited to the debt and equity-linked debt of Target Companies with a minimum enterprise value of $200 million and whose debt and equity-linked debt is actively traded in the secondary loan market. Although each fund’s portfolios are predominantly composed of fixed-rate high-yield and equity-linked corporate debt securities, the funds may also purchase senior secured corporate debt securities, which may have variable interest rates.

Comparison of Principal Risks

The Acquiring Fund and the Target Fund are subject to similar principal risks because they have essentially identical investment objectives and strategies. These risks are described below.

Principal risks to which both funds are subject

Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the fund’s investments may move with these cycles and, in some instances, increase or decrease more than the broad market index(es), like the S&P 500 index, or index(es) specific to corporate debt securities. The securities markets may also decline because of factors that affect a particular industry.

Credit Risk. Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Issuer Risk. Issuer risk is the possibility that factors specific to a company to which the fund’s portfolio is exposed will affect the market prices of the company’s securities and therefore the value of the fund. Some factors affecting the performance of a company include demand for the company’s products or services, the quality of management of the company, brand recognition and loyalty, regulatory actions, and the company’s capital structure. If a company becomes insolvent, debt securities issued by the company may suffer a loss.

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Investment Adviser Risk. The fund is actively managed and the success of its investment strategy depends significantly on the skills of its respective adviser in assessing the potential of the investments in which the fund invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets. The potential for the fund manager to earn incentive fees may create an incentive for the fund to enter into investments that are riskier or more speculative than would otherwise be in the best interests of investors.

Liquidity Risk. The equity interests of neither Fund are publicly traded, and the ability of a shareholder or Member to liquidate their shares or Interests, respectively, is subject to a tender offer program or early redemption program, which may be terminated by each fund at any time.

Interest Rate. With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Proxy Statement/Prospectus, interest rates in the United States are at or near historic lows, which may increase the funds’ exposure to risks associated with rising interest rates.

Liquidity. If a security is illiquid, the fund might be unable to sell the security at a time when the fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the fund could realize upon disposition. The fund may make investments that become less liquid in response to market developments or adverse investor perception. The fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund.

Macroeconomic Risk. Economic activity in the United States was impacted by the global financial crisis of 2008 and has yet to fully recover. These conditions may make it more difficult for the fund achieve its investment objectives.

Small to Mid-Cap Risk. Small to medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.

Additional risks to which Acquiring Fund is subject

Regulated Investment Company Risk. The Acquiring Fund has elected to be taxed as a “regulated investment company” or “RIC.” To satisfy the requirements for taxation as a RIC, the Acquiring Fund must meet certain diversification requirements and must distribute a percentage of any taxable income it generates in any year. Any failure to meet the requirements for taxation as a RIC would cause the Acquiring Fund to be taxed as an association, which would require the Acquiring Fund to pay taxes on any corporate income. In such case, taxes would also be payable by shareholders on any distributions from the Acquiring Fund.

Expense Ratio. The Acquiring Fund currently pays a higher management fee and has a higher operating expense ratio (excluding management fees) than the Target Fund. However, as the Acquiring Fund gets larger, its operating expense ratio should decline to the point that it is less than the Target Fund’s operating expense ratio. Furthermore, the Target Fund currently has an artificially low expense ratio because the Target Fund Manager covers certain expenses which are normally borne by an investment fund, and there is no assurance that the Target Fund Manager will agree to continue to manage the Target Fund on such favorable terms after its term expires.

Additional risks to which Target Fund is subject

Reinvestment Risk. The Target Fund was formed with a term of three years after the date the Target Fund first accepted capital from a third party, which term ended on July 29, 2014. If the Reorganization is not approved, and Target Fund Members do not approve an extension of the term of the Target Fund, the Target Fund will have to liquidate and distribute the proceeds to its Members. Target Fund Members will experience certain risks in reinvesting the liquidation proceeds in an investment that generates similar returns, including that Target Fund Members would likely have to pay commissions on any reinvestment of their liquidation proceeds.

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Extension of Term. If the Reorganization is not approved, there is a risk that the Target Fund Manager may not agree to extend the term of the Target Fund unless the terms under which it is paid to manage the Target Fund are revised. The Target Fund currently has an artificially low expense ratio because the Target Fund Manager covers certain expenses which are normally borne by an investment fund. If the Target Fund Manager only agrees to extend the term if it is compensated for management services at market rates, the returns to investors will likely decrease.

Management of the Acquiring Fund

The Acquiring Fund’s Board of Directors (the “Board”) oversees the management of the business and affairs of the Acquiring Fund. The Acquiring Fund’s Board approves all significant agreements between the Acquiring Fund and persons or companies furnishing services to it, including the Acquiring Fund's agreements with its investment adviser, VII Peaks. The Board, in turn, elects the officers of the Fund, who are responsible for administering the day-to-day operations of the Fund.  The Board is responsible for the overall supervision of the operations of the Acquiring Fund’s portfolio and performs the various duties imposed on the directors of investment companies by the 1940 Act and under applicable state law. Actual management of the Acquiring Fund’s portfolio is handled by an investment committee of three individuals.

The following table provides the name, address and principal occupation of the principal executive officers and Independent Directors of the Acquiring Fund.  The current Independent Directors and officers of the Fund, their dates of birth, positions with the Fund, terms of office with the Fund and length of time served, their principal occupations for the past five years and other directorships are also set forth in the table below.

Independent Directors

Name, Address And Age	Position with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Other Directorships Held
Jeya Kumar (59)	Director	Until 2016; Since January 2012.

Advisor at MediaLink Singapore since July 2013; CEO (Asia Pacific) for IPSoft Inc. from November 2011 to July 2013; Advisor at Patni Computer Systems, Ltd. from May 2011 to November 2011; CEO of Patni Computer Systems, Ltd. from February 2009 to May 2011; formerly Chief Executive Officer of MphasiS Limited (2008 to 2009)

None
Amit Mahajan (38)	Director	Until 2015; Since March 2012.	Director at PineBridge Investments since 2005	PineBridge Investments
Robert Winspear (48)	Director	Until 2017; ; Since January 2012.	President of Winspear Investments, LLC since 2002	Alpha Financial Technologies/EAM Corporation

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Interested Directors and Executive Officers

Name, Address And Age	Position with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Other Directorships Held
Gurpreet S. Chandhoke (40)	Chairman of the Board, Chief Executive Officer	Until 2015; Since August 2011.

Managing Partner and Chief Investment Officer of VII Peaks Capital, LLC (April 2009 to present); Senior Vice President of Deutsche Bank Technology Investment Banking Group (August 2006 to February 2009)

None.
Michelle Kleier (47)	Chief Financial Officer, Treasurer and Secretary	Indefinite Term, Since March 2015

As Vice President of Compliance for VII Peaks Capital, LLC since August 2014; Chief Compliance Officer at KBR Capital Markets from April 2013 to September 2013; Chief Financing Officer of real estate fund manager from July 2012 to April 2013; Chief Operating Office of broker dealer from May 2006 to December 2012; instructor and tutor in securities licensing review courses since 1998.

None.
Emily Silva (50)	Chief Compliance Officer	Indefinite Term; Since May 2014	Director at Cipperman Compliance Services (February 2014 to present); Various positions at The Vanguard Group from 1999 to January 2014, including Advertising Compliance Manager.	None.
Garima Kakani (29)	Controller	Indefinite Term, Since March 2015	Senior Analyst with VII Peaks Capital, LLC since December 2013; Manager of Reporting and Analytics with KBR Capital Markets from March 2011 to September 2013; Various positions at D.E. Shaw (Indian branch) from March 2007 to September 2009.	None

The day-to-day management of, and investment decisions for, the Acquiring Fund are made by an investment committee composed of Gurpreet S. Chandhoke, Stephen F. Shea and Bhavin Shah. This same team will manage the Acquiring Fund following consummation of the Reorganization. Biographical information regarding the members of the investment committee is provided below.

Gurpreet (Gurprit) S. Chandhoke

Mr. Chandhoke has been the Acquiring Fund’s Chief Executive Officer and President since its inception. Mr. Chandhoke has also been a Managing Partner and Chief Investment Officer of VII Peaks since its inception in April 2009. From August 2006 to February 2009, Mr. Chandhoke was Senior Vice President of Deutsche Bank Technology Investment Banking Group in San Francisco. From August 2005 to August 2006, Mr. Chandhoke worked for UBS Investment Bank as an Associate Director.

Mr. Chandhoke has more than eleven years investment banking experience. Mr. Chandhoke led several different types of debt issuances and restructuring discussions and transactions with technology companies and financial sponsors while at Deutsche Bank and UBS Investment Bank. During his tenure at both institutions he also participated in diverse corporate finance and M&A transactions in the internet, enterprise software and infrastructure and communications technology sectors. Mr. Chandhoke’s responsibilities at Deutsche Bank and UBS Investment Bank also involved the issuance of debt securities ranging from bank debt, corporate debt, high yield and convertible debt securities. Mr. Chandhoke also worked on corporate finance transactions ranging from mergers and acquisitions, initial public offerings, follow-on offerings, debt issuances and recapitalizations at both Deutsche Bank and UBS Investment Bank.

5

Mr. Chandhoke received a Master of Business Administration in Finance and Entrepreneurship from the Wharton School of Business. Mr. Chandhoke also received a Master Degree of Science in Electrical Engineering and a Master Degree of Science in Mechanical Engineering from the University of Minnesota and a Bachelor’s Degree in Electrical Engineering from the Government College of Engineering, University of Pune, India. Mr. Chandhoke was chosen as a J.N. Tata Scholar to pursue his graduate studies in the United States.

Mr. Chandhoke’s broad and extensive investment banking experience and involvement in a number of diverse corporate finance and M&A transactions as well as his experience as Chief Investment Officer for VII Peaks supports his appointment to the board of directors.

Stephen F. Shea

Mr. Shea has been a Managing Partner of VII Peaks since August 2009. Prior to joining VII Peaks, Mr. Shea worked as a consultant with investment banking and venture/private equity teams and helped registered investment advisers integrate and build out offerings into distribution channels with his long standing connections at a number of wire houses. Mr. Shea also advised hedge funds on new seeding opportunities in the commodities/futures space. Prior to his consulting work, from October 2005 to March 2007, Mr. Shea was Vice President of Institutional Sales RIA Team for Fidelity Investments in San Francisco, spending the majority of his time as a director of sales for Institutional Investment Managers, RIA wealth management teams and banks and trust companies. In addition, Mr. Shea was responsible for the signing, business development and retention of SEC registered RIA relationship in San Francisco and the Pacific Northwest. Prior to working for Fidelity Investments, Mr. Shea worked for Wentworth, Hauser and Violich Investment Counsel. At Wentworth, Mr. Shea was a member of Stock Selection and Investment Policy committees. He co-developed an open architecture WRAP, Sub-Advised, RIA platform. Before that, from December 1999 to March 2001, Mr. Shea worked at Deutsche Bank/Alex Brown. At Deutsche Bank/Alex Brown, Mr. Shea acted as a lead broker for many of the top technology executives.

Mr. Shea holds a Bachelor of Science in Business and Finance from St. Mary’s College in California.

Bhavin Shah

Mr. Shah has spent the last 15 years in the investment management and private equity arenas. Mr. Shah's investments have ranged from publicly-traded debt securities and structured fixed income investments to purchases of hard and soft-asset portfolios and in- and/or out-of-court recapitalizations/buyouts. Prior to rejoining VII Peaks in April 2014, Mr. Shah previously served on the Investment Committee of VII Peaks from August 2012 to August 2013.

Mr. Shah was a Managing Director at Mount Kellett Capital Management from 2008 to 2010, a multi-strategy investment firm focused on global distressed, special situations and opportunistic investing. From 2010 to present, Mr. Shah has largely focused on personally investing in various special situations opportunities. From 2006 to 2008, Mr. Shah served as a Managing Director of Oak Hill Advisors, a $10 billion credit-oriented investment firm. Prior to this, Mr. Shah was a Principal/Vice President with the Carlyle Group's distressed and special situation arm, and led the firm's investment sourcing, structuring and execution efforts from 2002 to 2006.

Prior to earning his MBA from the Harvard Business School, Mr. Shah worked with Morgan Stanley's Princes Gate Investors. He also invested in cross-border infrastructure and technology opportunities at Soros Fund Management, and led engagements and helped open and grow the India offices at McKinsey and Company. In addition, Mr. Shah served at The White House as a Legislative Assistant to the President after graduating from the University of Michigan in Ann Arbor with Dual Bachelor of Arts degrees in Economics and Political Science with honors and distinction.

Management of the Target Fund

The Target Fund is managed by VII Peaks-KBR B Fund I Management, LLC (the “Target Fund Manager”), which is wholly owned by VII Peaks. VII Peaks is also the investment advisor to the Acquiring Fund. VII Peaks has been in the investment advisory business since 2009, and managed approximately $66.1 million in assets as of December 31, 2014, including approximately $48.6 million in assets of the Acquiring Fund and the Target Funds. VII Peaks is located at 4 Orinda Way, Suite 125-A, Orinda, CA 94563. Messrs. Chandhoke and Shea are the principal shareholders of VII Peaks.

6

Comparison of Fees Paid by Both Funds

Base Advisory Fees. The Acquiring Fund pays a base investment advisory fee to VII Peaks. The Target Fund pays a base investment advisory fee to the Target Fund Manager. The advisory contracts between the Target Fund and the Target Fund Manager, and between the Acquiring Fund and VII Peaks, provide for the following advisory fees, expressed as an annual percentage of net assets as of the end of each month:

Target Fund
1.5% on net assets, payable only after the Members have received distributions of 7.5% year-to-date on their original capital contributions.

Acquiring Fund
2.00% of net assets up to $100 million
1.75% of net assets greater than $100 million but not greater than $250 million
1.50% of net assets greater than $250 million

Fees Paid only by Acquiring Fund

Incentive Fee on Net Investment Income. The Acquiring Fund pays VII Peaks an incentive fee on net investment income that is calculated and payable quarterly in arrears based upon the Acquiring Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter. This incentive fee is equal to 20% of the pre-incentive fee net investment income, but is subordinated to a return on adjusted capital equal to 2.0% per quarter (an annualized rate of 8.0%). No subordinated incentive fee on net investment income is payable in any calendar quarter in which pre-incentive fee net investment income does not exceed the preferred quarterly return of 2.0% on adjusted capital. For any calendar quarter in which the pre-incentive fee net investment income exceeds 2.0% of adjusted capital, the subordinated incentive fee on income equals 20.0% of pre-incentive fee net investment income, if any, that exceeds 2.0%. The Target Fund does not pay the Advisor an incentive fee in net investment income.

Incentive Fee on Capital Gains. The Acquiring Fund pays VII Peaks an annual incentive fee calculated based on any capital gains from liquidated investments. This incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of VII Peak’s investment advisory agreement) in an amount equal to 20.0% of the Acquiring Fund’s incentive fee on capital gains, which will equal its realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, less all realized capital losses and unrealized capital depreciation on a cumulative basis, and less the aggregate amount of any previously paid capital gains incentive fees. The Target Fund does not pay the Advisor an incentive fee in capital gains.

Fees Paid only by Target Fund

Performance Fee. The Target Fund pays the Target Fund Manager a performance fee as follows:

•	20% of any distributions after Members have received the return of their capital and a non-compounded, cumulative return of 10%; and

•	40% of any distributions after Members have received the return of their capital and a non-compounded, cumulative return of 15%.

VII Peaks and the Target Fund Manager may from time to time voluntarily waive all or a portion of their respective fees. Any such voluntary waiver of fees and/or expense reimbursements may be discontinued by the VII Peaks or the Target Fund Manager at any time.

7

Comparison of Expenses Incurred by Both Funds

The following tables are intended to assist you in understanding the costs and expenses that investors in the Acquiring Fund and the Target Fund bear directly or indirectly and, based on the assumptions set forth below, the pro forma costs and expenses estimated to be incurred by the Acquiring Fund in the first year assuming the Acquiring Fund acquires the Target Fund and also assuming the Acquiring Fund acquires at the same time VII Peaks Co-Optivist B Fund II, LLC, and VII Peaks Co-Optivist R Fund I, LLC (collectively referred to as the “Target Funds”). The Funds caution you that some of the percentages indicated in the table below are estimates and may vary. The percentages for the Acquiring Fund are based on its expected operating results for the fiscal year ended December 31, 2015 based upon expected growth in its net assets as a result of the issuance of common share in its continuous offering. The percentages for each Target Fund are based on its operating results for the year ended December 31, 2014.

	Actual		Pro Forma
	Target Fund	Acquiring Fund (Est.)(1)	Acquiring Fund (assuming merger with Target Fund)(1)	Acquiring Fund (assuming merger with the Target Funds)(1)
Shareholder/Member Transaction Expenses
Sales Load (as a percentage of offering price) (2)	None	None	None	None
Offering Expenses (3)	None	1.5%	1.5%	1.5%
Dividend Reinvestment Plan Fees (4)	None	None	None	None
Total Shareholder/Member Transaction Expenses

Annual Fund Operating Expenses As a Percentage of Net Assets (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (5)	1.7%	2.0%	2.0%	2.0%
Incentive Fees (6)	-	-	-	-
Interest Payments on Borrowed Funds (7)	None	None	None	None
Other Expenses (8)	2.1%	2.1%	2.1%	2.1%
Total Annual Operating Expenses	3.8%	4.1%	4.1%	4.1%

(1)	Estimates for the Acquiring Fund assume that its net assets are $50 million at the beginning of the 12 month period beginning on May 1, 2015, that it sells $22 million worth of its shares of common stock during the 12 month period beginning on May 1, 2015, that its net offering proceeds from such sales equal $20 million, that its ending net assets are $70 million, and that its average net assets during such period equal one-half of the difference between the beginning and ending net asset values for such 12 month period, or $60 million. Actual expenses will depend on the number of shares of common stock its sells in its continuous offering. For example, if it were to raise proceeds significantly less than this amount over the next twelve months, its expenses as a percentage of its average net assets would be significantly higher. There can be no assurance that the Acquiring Fund will sell $22 million worth of its shares during the twelve months following May 1, 2015.

(2)	On sales of shares in its continuous offering, the Acquiring Fund charges selling commissions of 7% of the gross proceeds from sales made by selected dealers and 3% for dealer manager fees. However, selling commissions and dealer manager fees are not paid in connection with the purchase of shares pursuant to the distribution reinvestment plan. The table does not include any sales load (underwriting discount or commission) that shareholders may have paid in connection with their purchase of Acquiring Fund shares or Target Fund Interests.

(3)	Under the Acquiring Fund’s investment advisory agreement with VII Peaks, VII Peaks incurs organization and offering expenses on the Acquiring Fund’s behalf and is entitled to reimbursement from the Acquiring Fund to the extent of 1.5% of the Acquiring Fund’s gross offering proceeds.

(4)	The expenses of the Acquiring Fund’s dividend reinvestment plan are included in "Other expenses."

(5)

The Acquiring Fund’s base management fee is calculated as a percentage of net assets as set forth below and payable monthly in arrears:

•     2.00% if net assets are below $100 million;

•     1.75% if net assets are between $100 million and $250 million; and

•     1.50% if net assets are above $250 million.

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For purposes of the “Fees and Expenses” Table, it is assumed that the Acquiring Fund’s net asset value at the end of the 12-month period following the Reorganizations is less than $100 million. As a result, we have estimated the Acquiring Fund’s base management fee to be 2.0% of net assets.

(6)	We have assumed that VII Peaks will be entitled to aggregate incentive fees of $0 over the 12-month period following the Reorganizations, based on the Acquiring Fund’s operating results for the nine months ended September 30, 2014 and the weighted average interest rate of investments in its investment portfolio. The incentive fee has two parts. The first part, which is referred to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears based upon the Acquiring Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter. The subordinated incentive fee on income will be 20% of pre-incentive fee net investment income subject to a quarterly return to investors, expressed as a rate of return on adjusted capital at the beginning of the most recently completed calendar quarter, of 2.0% (8.0% annualized). “Adjusted capital” shall mean cumulative gross proceeds generated from sales of its common stock (including its distribution reinvestment plan) reduced for distributions to investors of proceeds from non-liquidating dispositions of the Acquiring Fund’s investments and amounts paid for share repurchases pursuant to the Acquiring Fund’s tender offer program.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, will be an incentive fee on capital gains earned on liquidated investments from the portfolio and will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement). This fee will equal 20.0% of the Acquiring Fund’s incentive fee capital gains, which will equal its realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees.

(7)	The Acquiring Fund has no current intention to incur leverage until at least June 30, 2015.

(8)	Other Expenses, or expenses incurred in connection with administering the applicable Fund’s business, consist of accounting, legal and auditing fees, the reimbursement of its chief financial officer and related staff and expenses incurred in connection with hedging its investment portfolio, but do not include offering expenses or management and incentive fees due VII Peaks or the Target Fund Manager. We estimate that the Acquiring Fund’s Other Expenses will equal 2.12% as a percentage of average net assets, based on Other Expenses of approximately $1.27 million in the fiscal year ended December 31, 2014. The estimate of Other Expenses for each Target Fund is based on the operating expenses incurred by each Target Fund in the fiscal year ended December 31, 2014.

Fees and Expenses Example

The following example, using the actual and pro forma operating expenses for the year ended December 31, 2014, is intended to help you compare the costs of investing in the Acquiring Fund pro forma after the Reorganization with the expected costs of investing in each of the Target Fund and the Acquiring Fund without the Reorganization. The example assumes that you invest $1,000 in each of the Target Fund and the Acquiring Fund for the time period indicated and that you redeem all of your shares at the end of each period. The example also assumes that your investments have a 5% return each year and that each of the Target Fund’s and the Acquiring Fund’s operating expenses remain the same each year. The example assumes that shareholders in the Target Funds do not pay any commission on the acquisition of shares in the Acquiring Fund. Although your actual returns may be higher or lower, based on these assumptions your costs would be:

	Actual		Pro Forma	Pro Forma
	Target Fund	Acquiring Fund	Acquiring Fund (assuming merger with Target Fund)	Acquiring Fund (assuming merger with all Target Funds)
Total operating expenses assuming redemption at the end of the period
One Year	$38	$42	$42	$42
Three Years	$117	$128	$127	$127
Five Years	$197	$215	$214	$213
Ten Years	$405	$438	$436	$436

9

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares or Interests are held in a taxable account. These costs, which are not reflected in Total Annual Operating Expenses or in the Example, affect the Funds’ performance. During the fiscal year ended December 31, 2014, the Acquiring Fund’s and the Target Fund’s portfolio turnover rates were 36.08% and 26%, respectively, of the average value of their portfolios.

Pricing of Shares

The price at which the Acquiring Fund’s shares will be issued in the Reorganization will be equal to the net asset value of its shares, as most recently published prior to the Closing Date.

The Acquiring Fund determines the net asset value of its investment portfolio each quarter. Securities that are publicly-traded are valued at the reported closing price on the valuation date. Securities that are not publicly-traded are valued at fair value as determined in good faith by its board of directors. In connection with that determination, VII Peaks prepares portfolio company valuations using relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, the most recent portfolio company financial statements and forecasts, and valuations prepared by third-party valuation services.

Investments are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount (discounted) calculated based on an appropriate discount rate. The measurement is based on the net present value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that the Acquiring Fund may take into account in fair value pricing its investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, the principal market and enterprise values, among other factors.

The Acquiring Fund has adopted Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 820, Fair Value Measurements and Disclosures (formerly Statement of Financial Accounting Standards No. 157, Fair Value Measurements ), which defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements.

ASC Topic 820 clarifies that the exchange price is the price in an orderly transaction between market participants to sell an asset or transfer a liability in the market in which the reporting entity would transact for the asset or liability, that is, the principal or most advantageous market for the asset or liability. The transaction to sell the asset or transfer the liability is a hypothetical transaction at the measurement date, considered from the perspective of a market participant that holds the asset or owes the liability. ASC Topic 820 provides a consistent definition of fair value which focuses on exit price and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. In addition, ASC Topic 820 provides a framework for measuring fair value and establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels of valuation hierarchy established by ASC Topic 820 are defined as follows:

Level 1:  Quoted prices in active markets for identical assets or liabilities, accessible by the Company at the measurement date.

10

Level 2:  Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

Level 3:  Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement.

The Target Fund has identical valuation policies as the Acquiring Fund. As a result, there will be no material change to the value of the Target Fund’s assets because of the Reorganization.

Comparison of Purchase Procedures and Exchange Rights

The Acquiring Fund is offering up to 75,000,000 shares of its common stock on a continuous basis at an initial offering price of $9.75 per share pursuant to a public offering registered under the Securities Act of 1933. The Acquiring Fund holds closings on a semi-monthly basis. The initial minimum permitted purchase is $5,000. Additional purchases must be made in increments of $500, except for purchases made pursuant to the distribution reinvestment plan.

The Acquiring Fund pays selling commissions of 7% of the gross proceeds from sales made by selected dealers and 3% for dealer manager fees to Axiom Capital Management, Inc., the dealer manager (“Axiom”). However, the Acquiring Fund may waive or reduce the fees and expenses in connection with any sale of its shares that will represent a discount to the price at which its securities are offered to the public, provided that the amount of net proceeds to the Acquiring Fund is not affected by these discounts.

For example, the selling commission and the dealer manager fee may be reduced or waived on the following categories of sales:

•	sales to the Acquiring Fund’s executive officers and directors and their immediate family members, as well as officers and persons associated with VII Peaks and its members and their affiliates and their immediate family members (including spouses, parents, grandparents, children and siblings),

•	sales to joint venture partners, consultants and other service providers,

•	sales to investors who purchase more than $500,000 of shares, for which a volume discounts applies,

•	distribution reinvestment plan sales,

•	sales to certain institutional investors,

•	sales through investment advisers or banks acting as trustees or fiduciaries,

•	sales to employees of certain selected dealers,

•	sales made by certain selected dealers at the discretion of Axiom,

•	sales in wrap accounts managed by selected dealers or their affiliates, and sales in managed accounts that are managed by selected dealers or their affiliates.

Subscriptions are effective only upon the Acquiring Fund’s acceptance, and the Acquiring Fund reserves the right to reject any subscription in whole or in part. Subscriptions will be accepted or rejected within 30 days of receipt and, if rejected, all funds or unexecuted transfer instructions will be returned to subscribers without deduction for any expenses within ten business days from the date the subscription is rejected. The Acquiring Fund is not permitted to accept a subscription for shares of its common stock until at least five business days after the date an investor receives the prospectus for the public offering.

The Target Fund is not currently offering its Interests for sale.

Neither the Acquiring Fund nor the Target Fund offer any exchange rights to their shareholders or Members, respectively.

11

Comparison of Redemption Procedures

Acquiring Fund

The Acquiring Fund does not currently intend to list its shares on any securities exchange and does not expect a public market for them to develop in the foreseeable future. Therefore, shareholders should not expect to be able to sell their shares promptly or at a desired price. Beginning with fourth calendar quarter of 2013, and on a quarterly basis thereafter, the Acquiring Fund began a quarterly program to offer to repurchase shares of its common stock at a price equal to 90% of its offering price on the date of repurchase. The Acquiring Fund currently intends to limit the number of shares to be repurchased during any calendar year to 20% of the weighted average number of shares outstanding in the prior calendar year, or 5.0% in each quarter.

The following table reflects certain information regarding the quarterly tender offers that it has conducted to date:

For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares (in thousands)
December 31, 2013	December 12, 2013	548	100%	$9.135	$5
March 31, 2014	March 14, 2014	550	100%	$9.135	$5
June 30, 2014	June 27, 2014	34,025	100%	$9.135	$319
September 30, 2014	September 30, 2014	38,482	100%	$9.000	$346
December 31, 2014	December 30, 2014	6,061	100%	$8.775	$55

The Acquiring Fund’s quarterly repurchases will continue to be conducted on such terms as may be determined by its board of directors in its complete and absolute discretion unless, in the judgment of the independent directors of its board of directors, such repurchases would not be in the best interests of its stockholders or would violate applicable law. It will conduct such repurchase offers in accordance with the requirements of Rule 13e-4 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and the 1940 Act. In months in which it repurchases shares, it will conduct repurchases on the same date that it holds a semi-monthly closing for the sale of shares in this offering.

Target Fund

The Target Fund Manager may, but is not obligated to, implement an early redemption program (the “Early Redemption Program”) on behalf of the Target Fund pursuant to which Target Fund Members who have held Interests for at least 12 months will be allowed to redeem their Interests, on a first-come, first-served basis, for cash at a price equal to the net asset value per Interest as of the date of the relevant redemption, minus (i) a redemption fee in an amount equal to 3% of the net asset value of the Interests so redeemed, plus (ii) in the event the Target Fund Members have not received, for the then-current fiscal year, a return on their Notional Capital Contributions (calculated as of the date of redemption) equal to or greater than 7.5%, an amount equal to the accrued but unpaid management fee attributable to such redeemed Interests. In the event the Target Fund Members have received, for the then-current fiscal year, a return on their Notional Capital Contributions (calculated as of the date of redemption) equal to or greater than 7.5%, an amount equal to the accrued but unpaid management fee attributable to such redeemed Interests shall be paid to the Target Fund Manager at the time of such redemption.

In the event the Target Fund Manager implements the Early Redemption Program, the Target Fund shall redeem Interests on a monthly basis beginning with the first calendar month following the one-year anniversary of the termination of the offering Interests by the Target Fund (the “Offering Termination Date”); provided, however, that the Target Fund Manager shall be authorized to limit redemptions in order to prevent the Target Fund from becoming a publicly traded partnership taxable as a corporation; and provided further, that the annual maximum amount of redemptions under the Early Redemption Program shall, unless approved by the Target Fund Manager in its discretion, be limited to 20% of the aggregate value of the Interests outstanding as of the anniversary of the Offering Termination Date that immediately precedes the relevant redemption request. Under the Early Redemption Program, if implemented by the Target Fund Manager, (i) the Target Fund Manager will not accept partial redemption requests, (ii) redemption requests must be provided in writing to the Target Fund Manager at least fifteen (15) days prior to the intended redemption date; and (iii) redemption payments for requests received within 15 days of the end of the month will be paid at the end of the month following the month in which the redemption request is received by the Target Fund Manager.

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To date, the Target Fund Manager has not implemented the Early Redemption Program.

Comparison of Distribution Reinvestment Plans

The Acquiring Fund has adopted an “opt-in” distribution reinvestment plan pursuant to which its shareholders may elect to have the full amount of their cash distributions reinvested in additional shares of common stock. There will be no selling commissions, dealer manager fees or other sales charges to a shareholder who elects to participate in the distribution reinvestment plan. The Acquiring Fund pays the plan administrator’s fees under the plan. Under the plan, the distribution amount due a shareholder will purchase shares of the Acquiring Fund’s common stock at 95% of the price that the shares are sold in the offering at the closing immediately following the distribution date. Shares issued pursuant to its distribution reinvestment plan will have the same voting rights as all other shares of common stock.

The Target Fund does not have a distribution reinvestment plan.

Comparison of Distribution Policies

Acquiring Fund

Since it commenced operations, the Acquiring Fund initiated a policy of declaring semi-monthly distributions at an annual distribution rate of 7.35% per annum of its offering price. It has authorized, declared and paid distributions to its shareholders at that rate on a semi-monthly basis since July 2012. Its distributions historically have not been based on its investment performance. Prior to September 2013, its distributions were supported by its prior manager in the form of operating expense support payments, and a portion of its distributions constituted a return of capital. Since September 2013, the Acquiring Fund has not had an expense support agreement with VII Peaks, its current manager, and as a result a greater portion of its distributions have constituted a return of capital. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from the Acquiring Fund’s investment activities, and constitutes the return of capital previously paid to the Acquiring Fund for shares of its common stock.

The following table shows the percentage of the Acquiring Fund’s distributions which have been funded from net investment income, realized capital gains and paid in capital since the inception of operations:

Period	Per Share	Net Investment Income	Realized Gains from Investments	Return of Capital
July 12, 2012 – September 30, 2012	$0.183750	64%	0%	36%
October 1, 2012 – December 31, 2012	$0.260750	59%	0%	41%
January 1, 2013 – March 31, 2013	$0.262586	67%	13%	20%
April 1, 2013 – June 30, 2013	$0.186504	77%	14%	9%
July 1, 2013 – September 30, 2013	$0.186504	51%	10%	39%
October 1, 2013 – December 31, 2013	$0.186504	4%	47%	49%
January 1, 2014 – March 31, 2014	$0.186504	20%	13%	67%
April 1, 2014 – June 30, 2014	$0.186504	46%	0%	54%
July 1, 2014 – September 30, 2014	$0.184668	17%	3%	80%
October 1, 2014 – December 31, 2014	$0.181450	13%	6%	81%

The Acquiring Fund expects to continue paying distributions at the same distribution rate, and that a substantial part of those distributions will constitute a return of capital for the foreseeable future. Its distributions will continue to constitute a return of capital until its net investment income is sufficient to support its distribution rate, which will probably not occur until VII Peaks enters into an expense support agreement with the Acquiring Fund, or its assets increase enough to lower its expense ratio, which it does not expect to occur until it has more than $100 million in assets, neither of which may ever occur.

There can be no assurance that the Acquiring Fund will be able to sustain distributions at any particular level.

13

Target Fund

The Target Fund has paid monthly distributions of 7.5% of the Notional Capital Contribution of each Member since its inception. A Member’s “Notional Capital Contribution” consists of its original capital contribution without giving effect to any sales commission paid by the Target Fund therefrom, plus the Other Discount offered to some Members. The “Other Discount” was a discount of 5% of the purchase price of Interests offered to some investors in the Target Fund. The distributions paid by the Target Fund have not been supported by its investment performance, and some portion has constituted a return of capital to investors.

Financial Highlights of Acquiring Fund

The following is a schedule of financial highlights for the years ended December 31, 2014 and 2013 for the Acquiring Fund:

	For the year ended December 31, 2014	For the year ended December 31, 2013

Per share data:
Net asset value, beginning of period	$8.69	$8.77

Results of operations (1)
Net investment income	0.17	0.35
Net realized gain on investments	0.04	0.18
Net unrealized loss on investments	(1.46)	(0.23)
Net increase(decrease) in net assets resulting from operations	(1.25)	0.30

Stockholder distributions (2)
Distributions from net investment income	(0.17)	(0.35)
Distributions from realized gains	(0.04)	(0.18)
Distributions from capital	(0.52)	(0.26)
Net decrease in net assets resulting from stockholder distributions	(0.73)	(0.79)

Capital share transactions
Impact from issuance of common stock (3)	0.60	0.41
Net increase in net assets resulting from capital share transactions	0.60	0.41
Net asset value, end of period	$7.31	$8.69
Shares outstanding at end of period	5,546,292	3,151,376
Total return (5)	(9.10)%	7.51%
Ratio/Supplemental data:
Net assets, end of period (in thousands)	$40,549	$27,373
Average net assets (in thousands)	$36,568	$21,359
Ratio of net investment income to average net assets (4)(7)	2.00%	3.50%
Ratio of operating expenses to average net assets (4)(7)	6.92%	4.27%
Ratio of expenses reimbursed to average net assets (7)	-	3.63%
Portfolio turnover ratio (6)	36.08%	59.80%

(1)	The per share amounts were derived by using the weighted average shares outstanding during the period. There was no expense waiver and reimbursement for the year ended December 31, 2014. Net investment income per share excluding the expense reimbursements equals ($0.06) for the year ended December, 31, 2013.
(2)	The per share data for distributions reflects the actual amount of distributions declared per share during the period.
(3)	The issuance of common stock on a per share basis reflects the incremental net asset value changes as a result of the issuance of shares of common stock in the Fund’s continuous offering.

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(4)	The ratios are after giving effect to amounts reimbursed by the Manager under an expense reimbursement agreement. For the year ended December 31, 2014 there was no expense waiver and reimbursement. For the year ended December 31, 2013, excluding the expense reimbursement, the ratio of net investment income and operating expenses to average net assets is (0.14)% and 7.90%, respectively.
(5)	Total return is calculated assuming a purchase of shares at the current net asset value on the first day and a sale at the current net asset value on the last day of the periods reported. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the DRIP. For the year ended December 31, 2014 there was no expense reimbursement. The total return based on net asset value for the year ended December 31, 2013, includes the effect of the expense reimbursement which equaled 3.63%.
(6)	Portfolio turnover rate is calculated using the lesser of year-to-date sales or purchases over the average of the invested assets at fair value. Not annualized.
(7)	Ratios are annualized based on average net assets during the period.

Comparison of Taxation of Acquiring Fund and Target Fund

Acquiring Fund

The Acquiring Fund has elected to be treated for federal income tax purposes as a regulated investment company, or RIC, under Subchapter M of the Code. As a RIC, it generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that it distributes to its shareholders from its tax earnings and profits. To maintain its RIC tax treatment, the Acquiring Fund must meet, among other things, specified source-of-income and asset diversification requirements and distribute annually at least 90% of its ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any.

Distributions by the Acquiring Fund generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of “investment company taxable income” (which is, generally, net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of the Acquiring Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, or Qualifying Dividends, may be eligible for a maximum tax rate of either 15% or 20%, depending on whether the stockholder’s income exceeds certain threshold amounts. In this regard, it is anticipated that distributions paid will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential tax rate applicable to Qualifying Dividends. Distributions of net capital gains (which is generally realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by the Acquiring Fund as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently generally taxable at a maximum rate of 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

The references above to tax rates are those applicable to individuals and certain other non-corporate U.S. stockholders. In addition, individuals and certain other non-corporate U.S. stockholders may be subject to an additional tax of 3.8% on certain categories of passive income and gains, such as taxable distributions from a RIC. Such U.S. stockholders should consult with their tax advisors to determine whether this additional tax will apply to them. U.S. stockholders who are corporations will generally be taxed on capital gains at a maximum marginal federal income tax rate of 35%, but will not be subject to the additional tax of 3.8% on certain categories of passive income and gains. The tax rates described above do not include state, local or foreign tax rates that may be applicable to a stockholder.

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An Acquiring Fund stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of common stock may be disallowed if other shares of common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

Target Fund

The Target Fund has elected to be taxed as a partnership. As a partnership, the Target Fund does not pay U.S. federal income taxes. Instead, it files annual information returns, and each U.S. Holder is required to report on his, her or its U.S. federal income tax return an allocable share of the Target Fund’s income, gains, losses, deductions and credits, without regard to whether the Member receives any corresponding cash distributions. Consequently, a Target Fund Member may be allocated income from the Target Fund even if he, she or it has not received a cash distribution. Each item of income, gain, loss or deduction will generally have the same character and source (either U.S. or foreign) as though the Target Fund Member realized the item directly. Whether such additional allocations will be ordinary income or long-term or short-term capital gain will depend the actual results of the Target Fund’s operations. The Target Fund furnishes Target Fund Members each year with tax information on Internal Revenue Service Schedule K-1, for use by the Target Fund Members in completing their respective tax returns.

Each Target Fund Member will be required to take into account his, her or its distributive share of any items of the Target Fund’s income, gain or loss for purposes of the alternative minimum tax applicable to the Member’s alternative minimum taxable income. A Target Fund Member’s alternative minimum taxable income derived from the Target Fund may be higher than his, her or its share of the Target Fund’s net income. Any non-liquidating distributions by the Target Fund to a Target Fund Member generally will not be taxable to the holder for U.S. federal income tax purposes except to the extent that the distribution consists of cash or marketable securities and the sum of (i) the amount of such cash and (ii) the fair market value of the marketable securities exceeds the holder’s adjusted basis of his, her or its Interests immediately before the distribution. Ordinarily, any such excess will be treated as gain from a sale or exchange of the Target Fund Member’s Interests, taxable in accordance with the rules described below. Any reduction in a Target Fund Member’s share of its liabilities for which no holder bears the economic risk of loss (nonrecourse liabilities‖) will be treated as a distribution of cash to that Target Fund Member.

A Target Fund Member’s basis of his, her or its Interests is important in determining (1) the amount of gain he, she or it will realize on the sale or other disposition of such Interests, (2) the amount of non-taxable distributions (including any decrease in the Target Fund Member’s share of liabilities) that he, she or it may receive from the Target Fund, and (3) the Target Fund Member’s ability to utilize his, her or its distributive share of any of the Target Fund's tax losses. A Target Fund Member’s initial tax basis of its Interests equals the cost for the Interest plus the holder’s share of the Target Fund’s liabilities at the time of purchase. A Target Fund Member’s tax basis of his, her or its Interests generally will be (1) increased by (a) his, her or its allocable share of its taxable income and gain and (b) any additional contributions by the Target Fund Member and (2) decreased (but not below zero) by (a) his, her or its allocable share of its tax deductions and losses and (b) any distributions to the Target Fund Member with respect to such Interests.

If a Target Fund Member sells or exchanges his, her or its Interests, the holder will recognize gain or loss in an amount equal to the difference between the amount realized from the sale or exchange and the holder’s adjusted tax basis for the Interests. A Target Fund Member’s amount realized will be measured by the sum of the cash or the fair market value of other property received plus the holder’s share of the Target Fund’s debt. Because the amount realized includes a Target Fund Member’s share of debt, the gain recognized on the redemption or sale of Interests could result in a tax liability in excess of any cash received from such sale. Gain or loss recognized by a Target Fund Member that holds his, her or its Interests as a capital asset on the date of sale or exchange will generally be treated as capital gain or loss. A portion of this gain or loss, however, will be separately computed and taxed as ordinary income or loss under Section 751 of the Code to the extent attributable to assets giving rise to depreciation, recapture or other “unrealized receivables” or to "inventory" owned by us.

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Comparison of Rights of Acquiring Fund Shareholders and Target Fund Members

Set forth below is a discussion of the material similarities and differences in the rights of shareholders of the Acquiring Fund versus the rights of Members of the Target Fund.

	Acquiring Fund	Target Fund

Governing Law	Delaware	Delaware

Shareholder/Member Liability	Shareholders are not personally liable for the acts or obligations of the corporation.	Members are not personally liable for the acts or obligations of the corporation

Authorized Shares/Interests	200,000,000 shares of common stock, par value $0.001 per share; 50,000,000 shares of preferred stock, par value $0.001 per share.	3,000 Membership Interests issuable at $5,000 per Interest.

Management	Managed by a board of directors of no less than one member and no more than 12 members.	Managed by a Manager

Election of Board	Directors are divided into three classes, with each class serving a three year term. Only one class is up for election at each year’s annual meeting.	No comparable provisions.

Removal of Director/Manager	A director may be removed for cause at an annual or special meeting by the affirmative vote of a majority of all votes entitled to be cast generally for the election of directors.

By Members having 33.33% of percentage interests if the manager is found to be, by final, unappealable judgment, grossly negligent, fraudulent, or to have committed theft, willful misconduct, misappropriation of funds or participated in criminal activity;

By Members having 75% of percentage interests if the manager fails to materially comply with the terms of the operating agreement for the Target Fund or the Delaware Limited Liability Company Act, and such failure has not been cured within thirty (30) days of receipt of written notice from the Members of such failure.

Replacement of Director/Manager who dies, resigns or is removed	By the remainder of the board, with the replacement to hold office until the next annual meeting at which the replacement director’s class is up for election.	In the event the manager is dies, removed or withdraws, Members having at least 50% of percentage interests shall select a replacement manager, and if the Members fail to appoint a replacement manager within 90 days, the Target Fund shall be dissolved.

Annual Meeting	Required.	No requirement for an annual meeting

Special Meeting	By board of directors, the chief executive officer, the president, or upon the request of 10% of outstanding shares.	On the request of the Manager or the request of 10% of the Interests entitled to vote.

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Shareholder/Member Action by Written Consent	Only by unanimous consent of shareholders.	By Members having not less than the minimum number of votes necessary to approve the action.

Term	Perpetual term	Three years from the first sale of Interests to a non-affiliate.

Quorum Requirements	One-third of the outstanding shares.	Majority of outstanding Interests

Voting Requirements

Directors are elected by a plurality of votes cost.

All other matters require the approval of a majority of votes entitled to be cast on the matter, except that the following matters require the approval of two-thirds of votes entitled to be cast on the matter:

•     Any amendment to make the common stock a redeemable security;

•     Any amendment to Sections 4.2, 4.6, 6.1 and 6.2 of the Articles of Incorporation.

50% of percentage interests of outstanding Interests for all matters submitted to a vote of Members.

Indemnification

The Acquiring Fund shall indemnify (i) any individual who is a present or former director or officer and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity, (ii) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or director of any corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (iii) VII Peaks Adviser or any of its affiliates acting as an agent of the Acquiring Fund, provided:

•     The Acquiring Fund has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Acquiring Fund;

•     The indemnitee was acting on behalf of or performing services for the Acquiring Fund;

Target Fund has indemnified the Target Fund Manager, its representatives and affiliates, and the investment committee to the fullest extent provided by law.

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• Such liability or loss was not the result of (A) negligence or misconduct, in the case that the indemnitee is VII Peaks or an affiliate of VII Peaks, or an officer of the Acquiring Fund, VII Peaks or an affiliate of VII Peaks or (B) gross negligence or willful misconduct, in the case that the Indemnitee is a director of the Acquiring Fund (and not also an officer of the Acquiring Fund, VII Peaks or an affiliate of VII Peaks).

Limitation of Liability	None of the directors and officers of are liable to the Acquiring Fund and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action.	None of the Target Fund Manager, its representatives and affiliates, and the investment committee for mistakes of judgment or for any action or inaction in connection with the business conducted by the Company unless such action or inaction constitutes gross negligence or fraud of such person.

Appraisal Rights	None, except in the case of a control share acquisition or	None.

Capitalization

The following table sets forth the capitalization of the Target Fund (unaudited) and the Acquiring Fund (audited), as of December 31, 2014, and the pro forma capitalization of the Acquiring Fund as if the Reorganization occurred on that date. These numbers may differ as of the Closing Date.

	Actual		Pro Forma	Pro Forma
	Target Fund	Acquiring Fund	Acquiring Fund (assuming merger with Target Fund)	Acquiring Fund (assuming merger with all Target Funds)

Net Assets	3,066,065	40,549,000	43,615,065	48,582,851
Shares Outstanding	929	5,546,292	5,965,668	6,645,162
Net Asset Value per Share	$3,300	$7.31	$7.31	$7.31

The pro forma shares outstanding reflect the issuance by the Acquiring Fund of approximately 419,376 and 1,098,870 shares to acquire all of the assets and liabilities of the Target Fund and all of the Target Funds, respectively, for newly issued shares of the Acquiring Fund at $7.31 per share.

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Comparison of Portfolios of Acquiring Fund and Target Fund

The following table compares certain characteristics of the Acquiring Fund and the Target Fund as of December 31, 2014:

	Acquiring Fund		Target Fund
Net Assets	$40,549 million		$3,066,065

Sector Diversification	Retail	14.4%	Consumer Goods: Durable	12.5%
	Media: Advertising, Printing & Publishing	10.3%	Telecommunications	12.4%
	Healthcare & Pharmaceuticals	8.8%	Media: Advertising, Printing & Publishing	12.2%
	Services: Consumer	8.6%	High Tech Industries	9.2%
	Investments – Money Market	7.7%	Beverage, Food & Tobacco	7.3%
	Telecommunications	6.9%	Consumer Goods: Durable	6.9%
	Aerospace and Defense	6.9%	Automobile	6.6%
	Metals & Mining	6.7%	Hotel, Gaming & Leisure	6.6%
	Consumer Goods: Durable	6.6%	Services: Consumer	6.4%
	Energy: Oil & Gas	6.2%	Energy: Oil & Gas	5.4%
	Services: Business	3.5%	Healthcare & Pharmaceuticals	5.4%
	Automobile	3.3%	Metals and Mining	4.6%
	Media: Broadcasting & Subscription	3.0%	Retail	4.6%
	High Tech Industries	2.1%	Environmental Industries	0.0%
	Environmental Industries	2.0%
	Hotel, Gaming & Leisure	1.7%
	Beverage, Food & Tobacco	1.4%

	Total	100.0%	Total	100.0%

Top Ten Holdings	Cash - Money Market	7.7%	Money Market Investments	12.5%
	Accuride	3.6%	Aspect Software Inc.	11.5%
	Cenveo	3.5%	Hutchinson Technology Inc.	9.0%
	Central Garden and Pet Co.	3.5%	Logan's Roadhouse Inc.	7.3%
	Bon-ton Department Stores, Inc.	3.4%	Armored Autogroup, Inc. 9.25%	6.9%
	EuraMax International, Inc.	3.4%	UCI International 8.625%	6.6%
	Ryerson Inc./Joseph T Ryerson & Son, Inc.	3.4%	Affinion Group Inc. Exchange Bonds	6.5%
	Cambrium Learning Group, Inc.	3.3%	Education Management LLC	6.4%
	UCI International Inc	3.3%	Visant Corp. 10.00%	5.6%
	Kratos Defense & Security Solutions, Inc.	3.3%	Endeavour International	5.4%

Description of Securities to be Issued

The Acquiring Fund’s authorized stock consists of 250,000,000 shares of stock, par value $0.001 per share, of which 200,000,000 shares are classified as common stock and 50,000,000 shares are classified as preferred stock. There is currently no market for the Acquiring Fund’s common stock, and a market for its shares is not expected to develop in the future. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, the Acquiring Fund’s stockholders generally will not be personally liable for its debts or obligations.

Common Stock

Under the terms of the Acquiring Fund’s charter, all shares of its common stock will have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of its common stock if, as and when authorized by its board of directors and declared by us out of funds legally available therefor. Except as may be provided by the board of directors in setting the terms of classified or reclassified stock, shares of its common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of its liquidation, dissolution or winding up, each share of its common stock would be entitled to share ratably in all of its assets that are legally available for distribution after it pays all debts and other liabilities and subject to any preferential rights of holders of its preferred stock, if any preferred stock is outstanding at such time. Each share of its common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as may be provided by the board of directors in setting the terms of classified or reclassified stock, and subject to the express terms of any class or series of Preferred Stock, the holders of its common stock possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a plurality of the outstanding shares of common stock at which a quorum is present will be able to elect all of its directors, provided that there are no shares of any other class or series of stock outstanding entitled to vote in the election of directors, and holders of less than a plurality of such shares will be unable to elect any director.

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Preferred Stock

Under the terms of the Acquiring Fund’s charter, its board of directors, with approval from a majority of its independent directors, is authorized to issue shares of preferred stock in one or more series without stockholder approval. The board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, distribution rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock.

Preferred stock could be issued with rights and preferences that would adversely affect the holders of common stock. Preferred stock could also be used as an anti-takeover device. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to its common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of its total assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. The Acquiring Fund believes that the availability for issuance of preferred stock will provide it with increased flexibility in structuring future financings and acquisitions.

Other Service Providers

VII Peaks provides administrative personnel and services necessary to operate the Funds and receives a management fee from each Fund.

U.S. Bank National Association, One Federal Street, 3rd Floor, Boston, MA 02110, provides custodial services for the Funds.

Phoenix American Financial Services, Inc., 2401 Kerner Blvd, San Rafael, CA 94901, provides transfer agency and distribution paying agency services for the Funds.

Burr Pilger Mayer, Inc., 600 California Street, Suite 600, San Francisco, CA 94108, serves as the Funds’ independent registered public accounting firm.

Governing Law

The Acquiring Fund is an externally-managed, closed-end management company that has that has elected to be treated as a business development company under the Investment Company Act of 1940.

The Acquiring Fund’s organizational documents are filed as part of the Fund’s registration statement with the SEC, and shareholders may obtain copies of such documents as described on page ____ of this Prospectus/Proxy Statement.

INFORMATION ABOUT THE REORGANIZATION

Terms of the Reorganization

Under the Reorganization Agreement, the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund. The Acquiring Fund shares issued to the Target Fund will be issued at the most recently published net asset value of the Acquiring Fund (currently $7.31 per share) prior to the Closing Date. Upon receipt by the Target Fund of Acquiring Fund shares, the Target Fund will distribute the Acquiring Fund shares to Target Fund Members. Then, as soon as practicable after the Closing Date of the Reorganization, the Target Fund will dissolve under applicable state law.

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No sales charge or fee of any kind will be assessed to Target Fund Members in connection with their receipt of Acquiring Fund shares in the Reorganization. However, the Acquiring Fund will pay VII Peaks 1.5% of the value of the Acquiring Fund shares issued in the Reorganization as reimbursement for organization and offering costs borne by VII Peaks in accordance with the Acquiring Fund’s investment advisory agreement with VII Peaks.

Approval of the Reorganization will constitute approval of amendments to any of the fundamental investment restrictions of the Target Fund that might otherwise be interpreted as impeding the Reorganization, but solely for the purpose of and to the extent necessary for consummation of the Reorganization.

The Acquiring Fund and the Target Fund have made certain standard representations and warranties to each other regarding their capitalization, status and conduct of business. Unless waived in accordance with the Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

•	the approval of the Reorganization by the Target Fund’s Members;

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•	the receipt of all necessary approvals, registrations and exemptions under federal and state laws;

•	the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Reorganization Agreement;

•	the effectiveness under applicable law of the registration statement of the Acquiring Fund of which this Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto; and

•	the receipt of an opinion of counsel relating to the taxable nature of the Reorganization (as further described herein under the heading “Material Federal Income Tax Consequences of the Reorganization”).

•	the determination by the Acquiring Fund that the number of Acquiring Fund shares issued to acquire the Target Funds will not require the approval of the shareholders of the Acquiring Fund.

The Reorganization Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the Members of the Target Fund, provided that no such amendment after such approval shall be made if it would have a material adverse effect on the interests of such Target Fund’s Members. The Reorganization Agreement also may be terminated by the non-breaching party if there has been a material misrepresentation, material breach of any representation or warranty, material breach of contract or failure of any condition to closing.

This summary is qualified in its entirety by reference to the form of Reorganization Agreement, a form of which is attached as Appendix A to the Reorganization SAI.

Reasons for the Proposed Reorganization

The Target Fund Manager believes that the Reorganization would be in the best interests of the Target Fund’s Members because: (i) the Target Fund was established with a definite term of three years from the date the Target Fund first received an investment from an unaffiliated investor, and therefore the Target Fund will be forced to liquidate in the near future if the Target Fund Members do not approve the Reorganization, (ii) the Reorganization allows the Members of the Target Fund to remain invested in a comparable portfolio of senior and subordinated, secured and unsecured debt securities of private companies without the need to pay commissions on the reinvestment of the liquidation proceeds of the Target Fund in another vehicle offering similar returns; (iii) the Target Fund Members will become investors in a larger combined portfolio, which increases the potential of realizing economies of scale whereby certain administrative costs may be spread across the combined portfolio’s larger asset base, whereas the Target Fund has reached its limit on the number of investors, and therefore there are no opportunities for the Target Fund to realize economies of scale by raising additional capital; and (iv) the Acquiring Fund has a quarterly tender offer program which will enable Target Fund Members who do not want to participate in the Reorganization with the ability to liquidate their investment.

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In determining whether to recommend approval of the Reorganization Agreement to Target Fund Members, the Target Fund Manager considered a number of factors, including, but not limited to: (i) the expenses and advisory fees applicable to the Acquiring Fund and the Target Fund before the proposed Reorganization and the estimated expense ratios of the combined portfolio after the proposed Reorganization; (ii) the comparative investment performance of the Acquiring Fund and the Target Fund; (iii) the future growth prospects of the Acquiring Fund and the Target Fund; (iv) the terms and conditions of the Reorganization Agreement and whether the Reorganization would result in the dilution of the Interests of Members; (v) the compatibility of the Acquiring Fund’s and the Target Fund’s investment objectives, policies, risks and restrictions; (vi) the anticipated tax consequences of the proposed Reorganization; (vii) the costs and delays Target Fund Members would experience if the Target Fund were forced to liquidate, and the Target Fund Members desired to reinvest the liquidation proceeds into a fund with similar investment objectives and returns; (viii) the greater liquidity provided to investors by the Acquiring Fund, which would enable Target Fund Members who desired to liquidate their investment to do so after the Reorganization is complete; and (ix) the fact that the fact that most of the costs of the Reorganization would be borne by the Acquiring Fund. The Target Fund Manager concluded that these factors supported a determination to approve the Reorganization Agreement.

Material Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion is limited to U.S. persons who hold Interests in the Target Fund as capital assets for U.S. federal income tax purposes.

This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular Member or to Members who may be subject to special treatment under U.S. federal income tax laws. No assurance can be given that the IRS would not assert or that a court would not sustain a position contrary to any of the tax aspects described below. Members should consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization to them, as well as the effects of state, local and non-U.S. tax laws.

The Reorganization is expected to be a taxable exchange for U.S. federal income tax purposes. It is a condition to closing the Reorganization that the Target Fund and the Acquiring Fund receive an opinion from Cohen Pollock Merlin & Small, P.C., special counsel to each Fund (“Tax Counsel”), dated as of the Closing Date, regarding the characterization of the Reorganization as a taxable exchange under Section 1001 of the Code. As such an exchange, the U.S. federal income tax consequences of the Reorganization can be summarized as follows

On the basis of existing provisions of the Code, the Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for U.S. federal income tax purposes, except as noted below:

•	the Reorganization will constitute a taxable exchange within the meaning of Section 1001 of the Code;

•	under Section 1001 of the Code, gain or loss will be recognized by the Target Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Target Fund’s liabilities (based on the representations of the Target Fund and its most recent financial statements, the Target Fund is expected to recognize a loss for federal income tax purposes;
•	such gain or loss recognized by the Target Fund will be allocated to the Target Fund Members in accordance with the Target Fund’s [partnership agreement] and will result in an adjustment to the Target Fund Members’ bases in the Target Fund;
•	the distribution of Acquiring Fund shares by the Target Fund to its Members in liquidation should be tax-free and the Target Fund Members should generally receive a basis in such shares equal to their basis in the Target Fund, as adjusted by the gain or loss allocated to them upon the Reorganization;

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•	the Acquiring Fund’s basis in the assets of the Target Fund that are acquired in the Reorganization should reflect the fair market value of such assets at the time of the Reorganization and the Acquiring Fund’s holding periods in each asset should start as of the time of the Reorganization; and

•	under Sections 1223 and 735(b) of the Code, a Target Fund Member’s holding period for the Acquiring Fund shares received in the Reorganization will be determined by including the holding period for the Target Fund shares exchanged therefor.

After the Reorganization, each Member of the Target Fund will continue to be responsible for tracking the adjusted tax basis and holding period of its shares for U.S. federal income tax purposes.

The opinion will be based on certain factual certifications made by the officers of the Target Fund and the Acquiring Fund and will also be based on customary assumptions such as the assumption that the Reorganization will be consummated in accordance with the Reorganization Agreement. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the IRS or a court would agree with the opinion.

The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code. The Target Fund is currently taxed as a partnership.

This summary of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any Member. Members are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Expenses of the Reorganization

The expenses of the Reorganization, including the costs of the Meeting, will be paid by the Acquiring Fund and the Target Fund in proportion to which their net asset values bear to the total combined net asset values of the Acquiring Fund and the Target Fund.

Reorganization expenses include, but are not limited to: all costs related to the preparation and distribution of materials distributed to the Board; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with each Reorganization; the costs of printing and distributing this Prospectus/Proxy Statement; legal fees incurred preparing materials for the Boards attending the Board meetings and preparing the Board minutes; auditing fees associated with the Fund’s financial statements; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. Management of the Funds estimates the total cost of the Reorganizations to be approximately $60,000. If the Reorganization is not approved by Members, the Target Funds and the Acquiring Funds will still bear their proportionate costs of the proposed Reorganization.

Legal Matters

Certain legal matters concerning the issuance of shares of the Acquiring Fund will be passed on by Davis Gillett Mottern & Sims, LLC. Certain legal matters concerning the federal income tax consequences of the Reorganization will be passed on by Cohen Pollock Merlin & Small, P.C.

Member Approval

The Target Fund Manager has approved the Reorganization, subject to Member approval. Approval of the Reorganization requires the affirmative vote of at least 50% of the Interests of the Target Fund.

Board Recommendation

The Board recommends voting “FOR” the proposed Reorganization.

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SHAREHOLDER AND MEMBER INFORMATION

At the close of business on the Record Date, the Acquiring Fund had outstanding ____________shares of common stock. As of the Record Date, the directors and officers of the Acquiring Fund did not own any shares in the Acquiring Fund. As of the Record Date, no person was known by the Acquiring Fund to own beneficially or of record as much as 5% of the Acquiring Fund shares.

At the close of business on the Record Date, the Target Fund had outstanding 929 Interests. As of the Record Date, management of the Target Fund as a group owned less than 1% of the Interests of the Target Fund. As of the Record Date, no person was known by the Target Fund to own beneficially or of record as much as 5% of the Interests of the Target Fund.

Annual Meeting of Members

There will be no annual or further special meetings of Members of the Target Fund unless required by applicable law or called by the Target Fund Manager in its discretion.

VOTING INFORMATION AND REQUIREMENTS

General

Approval of the Reorganization requires the affirmative vote of 50% of the Interests of the Target Fund.

Record Date

The Board has fixed the close of business on ____________, 2015 as the Record Date for the determination of Target Fund Members entitled to notice of, and to vote at, the Meeting. Target Fund Members on the Record Date are entitled to one vote for each Interest held, with no Interests having cumulative voting rights.

Quorum

A majority of the Interests of the Target Fund entitled to vote at the Meeting represented in person or by proxy constitutes a quorum.

Proxies

Target Fund Members may vote in any one of four ways: (i) via the Internet, (ii) by telephone, (iii) by mail, by returning the proxy card, or (iv) in person at the Meeting. Instructions for Internet and telephone voting are included with the enclosed proxy materials. Members who deliver voting instructions by methods (i), (ii) or (iii) may revoke them at any time prior to the Meeting by delivering a written notice of revocation, by executing another proxy card bearing a later date or by attending the Meeting and giving voting instructions in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match voting proxy cards with Members’ respective accounts and to ensure that, if multiple proxy cards are executed, shares are voted in accordance with the proxy card bearing the latest date. The Target Fund employs procedures for Internet and telephone voting, such as requiring the control number from the proxy card in order to vote by either of these methods, which it considers to be reasonable to confirm that the instructions received are genuine. If reasonable procedures are employed, the Target Fund will not be liable for following Internet or telephone votes which it believes to be genuine.

Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be deemed present for quorum purposes. Abstentions and broker non-votes have the same effect as votes “AGAINST” the Reorganization.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” the approval of the proposed Reorganization.

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Solicitation of Proxies

Solicitation of proxies is being made primarily by the mailing of this Notice and Prospectus/Proxy Statement with its enclosures on or about ________, 2015. Members of the Target Fund whose Interests are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the VII Peaks and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile or oral communication. The proxy solicitation expenses are an expense of the Reorganization and will be allocated as described above.

Other Matters to Come Before the Meeting

The Target Fund Manager knows of no business other than that described in the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment.

In the event that a quorum is present at the Meeting but sufficient votes to approve the proposed Reorganization are not received, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Meeting to permit further solicitation of proxies on the proposed Reorganization, provided that the Target Fund Manager determines that such an adjournment and additional solicitation is reasonable and in the interest of Members based on a consideration of all relevant factors, including the nature of the particular proposals, the percentage of votes then cast, the percentage of negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding Interests voted at the session of the Meeting to be adjourned.

If you cannot be present in person, you are requested to fill in, sign and return the enclosed proxy card, for which, no postage is required if mailed in the United States, or record your voting instructions by telephone or via the Internet promptly.

Gurpreet S. Chandhoke
Chief Executive Officer
VII Peaks-KBR B Fund I Management, LLC

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Questions & Answers

For Members of VII Peaks Co-Optivist B Fund II, LLC

Although we recommend that you read the complete Prospectus/Proxy Statement, we have provided the following questions and answers to clarify and summarize the issues to be voted on.

Q: Why is a Member meeting being held?

A: A special meeting of Members (the “Meeting”) of VII Peaks Co-Optivist B Fund II, LLC (the “Target Fund”) is being held to seek Member approval of a reorganization (the “Reorganization”) of the Target Fund into VII Peaks Co-Optivist Income BDC II, Inc. (the “Acquiring Fund”), which pursues the same investment objective as the Target Fund. Please refer to the Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the Acquiring Fund. The Acquiring Fund and the Target Funds are sometimes referred to herein individually as a “Fund” or collectively as the “Funds.”

Q: Why is the Reorganization being recommended?

A: After careful consideration, the manager of the Target Fund, VII Peaks-KBR B Fund I Management, LLC (the “Target Fund Manager”), has determined that the Reorganization will benefit its members (the “Members”) and recommends that you cast your vote “FOR” the proposed Reorganization. The Target Fund and the Acquiring Fund have the same investment objective, and the investment manager of the Acquiring Fund, VII Peaks Capital, LLC (“VII Peaks”), is the sole owner of the Target Fund Manager.

The Target Fund Manager believes that the Reorganization is in the best interests of Members because: (i) the Target Fund was established with a definite term of three years from the date the Target Fund first received an investment from an unaffiliated investor, and therefore if the Reorganization is not approved, it will be forced to liquidate in the near future, (ii) the Reorganization will allow Members to remain invested in a comparable portfolio of senior and subordinated, secured and unsecured debt securities of private companies without paying commissions on the reinvestment of the liquidation proceeds of the Target Fund, (iii) Members will become shareholders in an entity with a larger combined portfolio, which increases the potential of realizing economies of scale whereby administrative costs may be spread across the combined portfolio’s larger asset base, whereas the Target Fund has reached its limit on the number of investors, and therefore there are no opportunities for the Target Fund to realize economies of scale by raising additional capital; and (iv) the Acquiring Fund has a quarterly tender offer program that will enable Target Fund Members who do not want to participate in the Reorganization to liquidate their investment.

Q: Who can vote?

A: Each Member of the Target Fund is entitled to vote for each unit of ownership (referred to as an “Interest”) owned by the Member. The Target Fund Manager will cast your votes according to your voting instructions. If a voting instruction form is returned with no instructions, the shares of the Target Fund to which the form relates will be voted FOR the Reorganization.

Q: How will the Reorganization affect me?

A: Assuming Members approve the proposed Reorganization, the Acquiring Fund will issue its shares to acquire the assets and liabilities of the Target Fund. The shares will be issued at the most recently published net asset value per share of the Acquiring Fund (currently $7.31 per share). Immediately after the acquisition, the Target Fund will distribute the shares of the Acquiring Fund to the Members. As a result of the Reorganization, your Interests in the Target Fund will automatically be converted into shares of the Acquiring Fund. Following the Reorganization, the Target Fund will dissolve.

Q: Will I have to pay any commission or other similar fee as a result of the Reorganization?

A: No. You will not pay any commissions or other similar fees as a result of the Reorganization.

Q: Will the total annual operating expenses that my investment bears increase as a result of the Reorganization?

A: Yes, they will likely increase in the short-run, and the investment management fee, which comprises a portion of the annual operating expenses, will increase. In the long-run we expect that your annual operating expenses will decrease as the Acquiring Fund increases in size. For more information about how fund expenses may change as a result of the Reorganization, please see the comparative and pro forma table and related disclosures in the “COMPARISON OF THE ACQUIRING FUND AND TARGET FUND — Comparison of Expenses Incurred by Both Funds” section of the prospectus/proxy statement.

Q: Will I have to pay any U.S. federal income taxes as a result of the Reorganization?

A: The Reorganization is expected to constitute a taxable exchange with respect to the Target Fund’s Members for federal income tax purposes; however, given the current valuations of the Target Fund’s assets, we expect that the exchange will not result in a taxable gain to the Target Fund’s Members. The cost basis of each Member’s investment will be adjusted by the amount of such loss.

Q: If Members do not approve the Reorganization, what will happen to the Target Fund?

A: The Target Fund’s operating agreement provides that it must begin liquidation proceedings three years after the first sale of Interests to investors. As a result, the Target Fund will have to liquidate its portfolio, distribute the proceeds to Members, and dissolve, unless the Members vote to amend the operating agreement of the Target Fund to extend the term of the Target Fund.

Q: Who pays the costs of the Reorganization?

A: The expenses of the Reorganization, including the costs of the Meeting, will be paid by the Acquiring Fund and the Target Fund in the proportion to which each fund’s net asset value bears to the combined net asset value of both funds.

Q: How can I vote?

A: Members are invited to attend the Meeting and to vote in person. You may also vote by executing a proxy using one of three methods:

•	By Internet: Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•	By Telephone: Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•	By Mail: If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Members who execute proxies by Internet, telephone or mail may revoke them at any time prior to the Meeting by (i) filing with the Target Fund a written notice of revocation, (ii) executing another proxy bearing a later date, or (iii) attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

Q: When should I vote?

A: Every vote is important and the Board encourages you to record your vote as soon as possible. Voting your proxy now will ensure that the necessary number of votes is obtained without the time and expense required for additional proxy solicitation.

Q: Who should I call if I have questions about a Proposal in the proxy statement?

A: Call 1-(855) 889-1778 with your questions.

Q: How can I get more information about the Target Fund and Acquiring Funds?

A: You may obtain a statement of additional information regarding the Reorganization (request the “Reorganization SAI”) by:

•	Telephone: 1-(855) 889-1778

•	Mail: VII Peaks Co-Optivist Income BDC II, Inc., 4 Orinda Way, Suite 125-A, Orinda, CA 94563

•	Internet: www.viipeaksbdc.com

VII PEAKS CO-OPTIVIST B FUND II, INC.

4 Orinda Way, Suite 125-A
Orinda, CA 94563

(877) 700-0527

www.viipeakscapital.com

 NOTICE OF SPECIAL MEETING

OF MEMBERS

To be Held on ________, 2015

NOTICE IS HEREBY GIVEN THAT a special meeting of members (the “Meeting”) of VII Peaks Co-Optivist B Fund II, LLC (the “Target Fund”), will be held at the offices of VII Peaks Capital, LLC, 4 Orinda Way, Suite 125-A, Orinda, CA 94563 on __________, 2015 at 10:00 a.m. Pacific time for the following purposes:

1.	To approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) pursuant to which the Target Fund would (i) transfer all of its assets and liabilities to VII Peaks Co-Optivist Income BDC II, Inc. (the “Acquiring Fund”), in exchange for shares of the Acquiring Fund, (ii) distribute such shares of the Acquiring Fund to Members of the Target Fund, and (iii) dissolve.

2.	To transact such other business as may properly be presented at the Meeting or any adjournment thereof.

VII Peaks-KBR B Fund I Management, LLC (the “Target Fund Manager”) has fixed the close of business on ___________, 2015 as the record date for the determination of members (a “Member”) of the Target Fund who are entitled to notice of, and to vote at, the Meeting and all adjournments thereof.

Members are invited to attend the meeting and vote in person. You may also vote by executing a proxy using one of three methods:

•	By internet — Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•	By telephone — Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•	By mail — If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Members who execute proxies by Internet, telephone, or mail may revoke them at any time prior to the Meeting by, (i) filing with the Target Fund a written notice of revocation, (ii) executing another proxy bearing a later date, or (iii) attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

The Board recommends that you cast your vote FOR the proposed Reorganization as described in the Prospectus/Proxy Statement.

YOUR VOTE IS IMPORTANT

Please return your proxy card or record your voting instructions by telephone or via the Internet promptly no matter how many shares you own. In order to avoid the additional expense of further solicitation, we ask that you mail your proxy card or record your voting instructions by telephone or via the Internet promptly regardless of whether you plan to be present in person at the Meeting.

Date: __________, 2015

Gurpreet S. Chandhoke

Chief Executive Officer

VII Peaks-KBR B Fund I Management, LLC

SUBJECT TO COMPLETION, DATED APRIL ___, 2015

PROSPECTUS/PROXY STATEMENT

VII PEAKS CO-OPTIVIST INCOME BDC II, INC.

VII PEAKS CO-OPTIVIST B FUND II, LLC

SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained in this Prospectus/Proxy Statement. Members should read the entire Prospectus/Proxy Statement carefully.

The Target Fund Manager has approved the Reorganization Agreement on behalf of the Target Fund, subject to Member approval. The Reorganization Agreement provides for:

•	the transfer of all of the assets and liabilities of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund;

•	the distribution by the Target Fund of such Acquiring Fund shares to Target Fund Members; and

•	the dissolution of the Target Fund.

When the Reorganization is complete, Target Fund Members will hold Acquiring Fund shares. Under the Reorganization, each Member of the Target Fund will receive Acquiring Fund shares that have a net asset value equal to the net asset value of the Target Fund Interests owned by such Member immediately prior to the Reorganization, in both cases based on the most recently published financial statements of each. After the Reorganization, the Acquiring Fund will continue to operate with the investment objective and investment policies set forth in this Prospectus/Proxy Statement.

The Target Fund and the Acquiring Fund have the same investment objective. The Target Fund and the Acquiring Fund both seek current income and the potential for capital gains by investing in portfolios of senior and subordinated, secured and unsecured debt securities of private companies.

The Target Fund Manager believes that the Reorganization is in the best interests of Members because: (i) the Target Fund was established with a definite term of three years from the date the Target Fund first received an investment from an unaffiliated investor, and therefore if the Reorganization is not approved, it will be forced to liquidate in the near future, (ii) the Reorganization will allow Members to remain invested in a comparable portfolio of senior and subordinated, secured and unsecured debt securities of private companies without paying commissions on the reinvestment of the liquidation proceeds of the Target Fund, (iii) Members will become shareholders in an entity with a larger combined portfolio, which increases the potential of realizing economies of scale whereby administrative costs may be spread across the combined portfolio’s larger asset base, whereas the Target Fund has reached its limit on the number of investors, and therefore there are no opportunities for the Target Fund to realize economies of scale by raising additional capital; and (iv) the Acquiring Fund has a quarterly tender offer program that will enable Target Fund Members who do not want to participate in the Reorganization to liquidate their investment.

In determining whether to recommend approval of the Reorganization Agreement to Members, the Target Fund Manager considered a number of factors, including, but not limited to: (i) the expenses and advisory fees applicable to the Acquiring Fund and the Target Fund before the proposed Reorganization and the estimated expense ratios of the combined portfolio after the proposed Reorganization; (ii) the comparative investment performance of the Acquiring Fund and the Target Fund; (iii) the future growth prospects of the Acquiring Fund and the Target Fund; (iv) the terms and conditions of the Reorganization Agreement and whether the Reorganization would result in the dilution of Member Interests; (v) the compatibility of the Acquiring Fund’s and the Target Fund’s investment objectives, policies, risks and restrictions; (vi) the anticipated tax consequences of the proposed Reorganization; (vii) the costs and delays associated with the reinvestment of liquidation proceeds to those Members who wish to maintain an investment with the same objectives and returns; (viii) the Acquiring Fund’s periodic redemption program, which will enable Target Fund Members who desired to liquidate their investment to do so after the Reorganization is complete; and (ix) the fact that most of the costs of the Reorganization would be borne by the Acquiring Fund. The Target Fund Manager concluded that these factors supported a determination to approve the Reorganization Agreement.

The Target Fund Manager is asking Members to approve the Reorganization at a meeting to be held on ________, 2015. If Members of the Target Fund approve the proposed Reorganization, it is expected that the closing date of the transaction (the “Closing Date”) will be after the close of business on or about ________, 2015, but it may be at a different time as described herein. If Members do not approve the proposed Reorganization, the Board will consider alternatives to the Reorganization, including soliciting an amendment to the Target Fund’s operating agreement to extend its term.

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The Target Fund Manager recommends that you vote “FOR” the Reorganization.

COMPARISON OF THE ACQUIRING FUND AND TARGET FUND

Comparison of Investment Objective and Principal Strategies

The Target Fund and the Acquiring Fund have identical investment strategies. The investment objective of each fund is to generate current income and capital appreciation. Both funds intend to meet its investment objectives by: (i) realizing income and capital appreciation through the acquisition, management and orderly liquidation of corporate debt securities, (ii) making distributions of available distributable cash to its equity holders, and (iii) the preservation of the capital investments of its equity holders.

Both the Target Fund and the Acquiring Fund invest in discounted corporate debt and equity-linked debt securities of public and private companies that trade on the secondary loan market for institutional investors and provide distributions to investors. Each fund also actively works with the management of the companies in which it invests to restructure the companies’ debt and improve the liquidity position of its balance sheet. Each fund employs the proprietary “Co-Optivist”TM approach (“cooperative activism”, Co-OptivistTM is a registered trademark of VII Peaks, and is being used with its permission) in executing its investment strategy.

The proprietary “Co-Optivist” TM (cooperative activism) approach entails investment in the corporate debt and equity-linked debt securities of a target company (“Target Company”) in conjunction with proactive engagement of the management of these companies. Investments are made in debt securities of a Target Company that trade on the over-the-counter market for institutional loans at a discount to their par redemption value, and are subject to a “redemption event” within (on average) 24 months. A “redemption event” is defined as a maturity event or a put event (where investors in the target company’s debt security have a redemption right at a pre-determined price). Investments in such debt are held an average of 12 – 18 months, during which time the funds work actively with the Target Company’s management to effect and/or participate in a restructuring or exchange of the invested securities for new securities.

The size of an individual investment varies based on numerous factors, including the amount of funds available to invest. Generally, neither fund invests heavily in any one industry or in more than two different classes of debt of the same company. Investments are generally limited to the debt and equity-linked debt of Target Companies with a minimum enterprise value of $200 million and whose debt and equity-linked debt is actively traded in the secondary loan market. Although each fund’s portfolios are predominantly composed of fixed-rate high-yield and equity-linked corporate debt securities, the funds may also purchase senior secured corporate debt securities, which may have variable interest rates.

Comparison of Principal Risks

The Acquiring Fund and the Target Fund are subject to similar principal risks because they have essentially identical investment objectives and strategies. These risks are described below.

Principal risks to which both funds are subject

Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the fund’s investments may move with these cycles and, in some instances, increase or decrease more than the broad market index(es), like the S&P 500 index, or index(es) specific to corporate debt securities. The securities markets may also decline because of factors that affect a particular industry.

Credit Risk. Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Issuer Risk. Issuer risk is the possibility that factors specific to a company to which the fund’s portfolio is exposed will affect the market prices of the company’s securities and therefore the value of the fund. Some factors affecting the performance of a company include demand for the company’s products or services, the quality of management of the company, brand recognition and loyalty, regulatory actions, and the company’s capital structure. If a company becomes insolvent, debt securities issued by the company may suffer a loss.

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Investment Adviser Risk. The fund is actively managed and the success of its investment strategy depends significantly on the skills of its respective adviser in assessing the potential of the investments in which the fund invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets. The potential for the fund manager to earn incentive fees may create an incentive for the fund to enter into investments that are riskier or more speculative than would otherwise be in the best interests of investors.

Liquidity Risk. The equity interests of neither Fund are publicly traded, and the ability of a shareholder or Member to liquidate their shares or Interests, respectively, is subject to a tender offer program or early redemption program, which may be terminated by each fund at any time.

Interest Rate. With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Proxy Statement/Prospectus, interest rates in the United States are at or near historic lows, which may increase the funds’ exposure to risks associated with rising interest rates.

Liquidity. If a security is illiquid, the fund might be unable to sell the security at a time when the fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the fund could realize upon disposition. The fund may make investments that become less liquid in response to market developments or adverse investor perception. The fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund.

Macroeconomic Risk. Economic activity in the United States was impacted by the global financial crisis of 2008 and has yet to fully recover. These conditions may make it more difficult for the fund achieve its investment objectives.

Small to Mid-Cap Risk. Small to medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.

Additional risks to which Acquiring Fund is subject

Regulated Investment Company Risk. The Acquiring Fund has elected to be taxed as a “regulated investment company” or “RIC.” To satisfy the requirements for taxation as a RIC, the Acquiring Fund must meet certain diversification requirements and must distribute a percentage of any taxable income it generates in any year. Any failure to meet the requirements for taxation as a RIC would cause the Acquiring Fund to be taxed as an association, which would require the Acquiring Fund to pay taxes on any corporate income. In such case, taxes would also be payable by shareholders on any distributions from the Acquiring Fund.

Expense Ratio. The Acquiring Fund currently pays a higher management fee and has a higher operating expense ratio (excluding management fees) than the Target Fund. However, as the Acquiring Fund gets larger, its operating expense ratio should decline to the point that it is less than the Target Fund’s operating expense ratio. Furthermore, the Target Fund currently has an artificially low expense ratio because the Target Fund Manager covers certain expenses which are normally borne by an investment fund, and there is no assurance that the Target Fund Manager will agree to continue to manage the Target Fund on such favorable terms after its term expires.

Additional risks to which Target Fund is subject

Reinvestment Risk. The Target Fund was formed with a term of three years after the date the Target Fund first accepted capital from a third party, which term ended on September 23, 2014. If the Reorganization is not approved, and Target Fund Members do not approve an extension of the term of the Target Fund, the Target Fund will have to liquidate and distribute the proceeds to its Members. Target Fund Members will experience certain risks in reinvesting the liquidation proceeds in an investment that generates similar returns, including that Target Fund Members would likely have to pay commissions on any reinvestment of their liquidation proceeds.

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Extension of Term. If the Reorganization is not approved, there is a risk that the Target Fund Manager may not agree to extend the term of the Target Fund unless the terms under which it is paid to manage the Target Fund are revised. The Target Fund currently has an artificially low expense ratio because the Target Fund Manager covers certain expenses which are normally borne by an investment fund. If the Target Fund Manager only agrees to extend the term if it is compensated for management services at market rates, the returns to investors will likely decrease.

Management of the Acquiring Fund

The Acquiring Fund’s Board of Directors (the “Board”) oversees the management of the business and affairs of the Acquiring Fund. The Acquiring Fund’s Board approves all significant agreements between the Acquiring Fund and persons or companies furnishing services to it, including the Acquiring Fund's agreements with its investment adviser, VII Peaks. The Board, in turn, elects the officers of the Fund, who are responsible for administering the day-to-day operations of the Fund.  The Board is responsible for the overall supervision of the operations of the Acquiring Fund’s portfolio and performs the various duties imposed on the directors of investment companies by the 1940 Act and under applicable state law. Actual management of the Acquiring Fund’s portfolio is handled by an investment committee of three individuals.

The following table provides the name, address and principal occupation of the principal executive officers and Independent Directors of the Acquiring Fund.  The current Independent Directors and officers of the Fund, their dates of birth, positions with the Fund, terms of office with the Fund and length of time served, their principal occupations for the past five years and other directorships are also set forth in the table below.

Independent Directors

Name, Address And Age	Position with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Other Directorships Held
Jeya Kumar (59)	Director	Until 2016; Since January 2012.

Advisor at MediaLink Singapore since July 2013; CEO (Asia Pacific) for IPSoft Inc. from November 2011 to July 2013; Advisor at Patni Computer Systems, Ltd. from May 2011 to November 2011; CEO of Patni Computer Systems, Ltd. from February 2009 to May 2011; formerly Chief Executive Officer of MphasiS Limited (2008 to 2009)

None
Amit Mahajan (38)	Director	Until 2015; Since March 2012.	Director at PineBridge Investments since 2005	PineBridge Investments
Robert Winspear (48)	Director	Until 2017; ; Since January 2012.	President of Winspear Investments, LLC since 2002	Alpha Financial Technologies/EAM Corporation

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Interested Directors and Executive Officers

Name, Address And Age	Position with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Other Directorships Held
Gurpreet S. Chandhoke (40)	Chairman of the Board, Chief Executive Officer	Until 2015; Since August 2011.

Managing Partner and Chief Investment Officer of VII Peaks Capital, LLC (April 2009 to present); Senior Vice President of Deutsche Bank Technology Investment Banking Group (August 2006 to February 2009)

None.
Michelle Kleier (47)	Chief Financial Officer, Treasurer and Secretary	Indefinite Term, Since March 2015

As Vice President of Compliance for VII Peaks Capital, LLC since August 2014; Chief Compliance Officer at KBR Capital Markets from April 2013 to September 2013; Chief Financing Officer of real estate fund manager from July 2012 to April 2013; Chief Operating Office of broker dealer from May 2006 to December 2012; instructor and tutor in securities licensing review courses since 1998.

None.
Emily Silva (50)	Chief Compliance Officer	Indefinite Term; Since May 2014	Director at Cipperman Compliance Services (February 2014 to present); Various positions at The Vanguard Group from 1999 to January 2014, including Advertising Compliance Manager.	None.
Garima Kakani (29)	Controller	Indefinite Term, Since March 2015	Senior Analyst with VII Peaks Capital, LLC since December 2013; Manager of Reporting and Analytics with KBR Capital Markets from March 2011 to September 2013; Various positions at D.E. Shaw (Indian branch) from March 2007 to September 2009.	None

The day-to-day management of, and investment decisions for, the Acquiring Fund are made by an investment committee composed of Gurpreet S. Chandhoke, Stephen F. Shea and Bhavin Shah. This same team will manage the Acquiring Fund following consummation of the Reorganization. Biographical information regarding the members of the investment committee is provided below.

Gurpreet (Gurprit) S. Chandhoke

Mr. Chandhoke has been the Acquiring Fund’s Chief Executive Officer and President since its inception. Mr. Chandhoke has also been a Managing Partner and Chief Investment Officer of VII Peaks since its inception in April 2009. From August 2006 to February 2009, Mr. Chandhoke was Senior Vice President of Deutsche Bank Technology Investment Banking Group in San Francisco. From August 2005 to August 2006, Mr. Chandhoke worked for UBS Investment Bank as an Associate Director.

Mr. Chandhoke has more than eleven years investment banking experience. Mr. Chandhoke led several different types of debt issuances and restructuring discussions and transactions with technology companies and financial sponsors while at Deutsche Bank and UBS Investment Bank. During his tenure at both institutions he also participated in diverse corporate finance and M&A transactions in the internet, enterprise software and infrastructure and communications technology sectors. Mr. Chandhoke’s responsibilities at Deutsche Bank and UBS Investment Bank also involved the issuance of debt securities ranging from bank debt, corporate debt, high yield and convertible debt securities. Mr. Chandhoke also worked on corporate finance transactions ranging from mergers and acquisitions, initial public offerings, follow-on offerings, debt issuances and recapitalizations at both Deutsche Bank and UBS Investment Bank.

5

Mr. Chandhoke received a Master of Business Administration in Finance and Entrepreneurship from the Wharton School of Business. Mr. Chandhoke also received a Master Degree of Science in Electrical Engineering and a Master Degree of Science in Mechanical Engineering from the University of Minnesota and a Bachelor’s Degree in Electrical Engineering from the Government College of Engineering, University of Pune, India. Mr. Chandhoke was chosen as a J.N. Tata Scholar to pursue his graduate studies in the United States.

Mr. Chandhoke’s broad and extensive investment banking experience and involvement in a number of diverse corporate finance and M&A transactions as well as his experience as Chief Investment Officer for VII Peaks supports his appointment to the board of directors.

Stephen F. Shea

Mr. Shea has been a Managing Partner of VII Peaks since August 2009. Prior to joining VII Peaks, Mr. Shea worked as a consultant with investment banking and venture/private equity teams and helped registered investment advisers integrate and build out offerings into distribution channels with his long standing connections at a number of wire houses. Mr. Shea also advised hedge funds on new seeding opportunities in the commodities/futures space. Prior to his consulting work, from October 2005 to March 2007, Mr. Shea was Vice President of Institutional Sales RIA Team for Fidelity Investments in San Francisco, spending the majority of his time as a director of sales for Institutional Investment Managers, RIA wealth management teams and banks and trust companies. In addition, Mr. Shea was responsible for the signing, business development and retention of SEC registered RIA relationship in San Francisco and the Pacific Northwest. Prior to working for Fidelity Investments, Mr. Shea worked for Wentworth, Hauser and Violich Investment Counsel. At Wentworth, Mr. Shea was a member of Stock Selection and Investment Policy committees. He co-developed an open architecture WRAP, Sub-Advised, RIA platform. Before that, from December 1999 to March 2001, Mr. Shea worked at Deutsche Bank/Alex Brown. At Deutsche Bank/Alex Brown, Mr. Shea acted as a lead broker for many of the top technology executives.

Mr. Shea holds a Bachelor of Science in Business and Finance from St. Mary’s College in California.

Bhavin Shah

Mr. Shah has spent the last 15 years in the investment management and private equity arenas. Mr. Shah's investments have ranged from publicly-traded debt securities and structured fixed income investments to purchases of hard and soft-asset portfolios and in- and/or out-of-court recapitalizations/buyouts. Prior to rejoining VII Peaks in April 2014, Mr. Shah previously served on the Investment Committee of VII Peaks from August 2012 to August 2013.

Mr. Shah was a Managing Director at Mount Kellett Capital Management from 2008 to 2010, a multi-strategy investment firm focused on global distressed, special situations and opportunistic investing. From 2010 to present, Mr. Shah has largely focused on personally investing in various special situations opportunities. From 2006 to 2008, Mr. Shah served as a Managing Director of Oak Hill Advisors, a $10 billion credit-oriented investment firm. Prior to this, Mr. Shah was a Principal/Vice President with the Carlyle Group's distressed and special situation arm, and led the firm's investment sourcing, structuring and execution efforts from 2002 to 2006.

Prior to earning his MBA from the Harvard Business School, Mr. Shah worked with Morgan Stanley's Princes Gate Investors. He also invested in cross-border infrastructure and technology opportunities at Soros Fund Management, and led engagements and helped open and grow the India offices at McKinsey and Company. In addition, Mr. Shah served at The White House as a Legislative Assistant to the President after graduating from the University of Michigan in Ann Arbor with Dual Bachelor of Arts degrees in Economics and Political Science with honors and distinction.

Management of the Target Fund

The Target Fund is managed by VII Peaks-KBR B Fund I Management, LLC (the “Target Fund Manager”), which is wholly owned by VII Peaks. VII Peaks is also the investment advisor to the Acquiring Fund. VII Peaks has been in the investment advisory business since 2009, and managed approximately $66.1 million in assets as of December 31, 2014, including approximately $48.6 million in assets of the Acquiring Fund and the Target Funds. VII Peaks is located at 4 Orinda Way, Suite 125-A, Orinda, CA 94563. Messrs. Chandhoke and Shea are the principal shareholders of VII Peaks.

6

Comparison of Fees Paid by Both Funds

Base Advisory Fees. The Acquiring Fund pays a base investment advisory fee to VII Peaks. The Target Fund pays a base investment advisory fee to the Target Fund Manager. The advisory contracts between the Target Fund and the Target Fund Manager, and between the Acquiring Fund and VII Peaks, provide for the following advisory fees, expressed as an annual percentage of net assets as of the end of each month:

Target Fund
1.5% on net assets, payable only after the Members have received distributions of 7.5% year-to-date on their original capital contributions.

Acquiring Fund
2.00% of net assets up to $100 million
1.75% of net assets greater than $100 million but not greater than $250 million
1.50% of net assets greater than $250 million

Fees Paid only by Acquiring Fund

Incentive Fee on Net Investment Income. The Acquiring Fund pays VII Peaks an incentive fee on net investment income that is calculated and payable quarterly in arrears based upon the Acquiring Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter. This incentive fee is equal to 20% of the pre-incentive fee net investment income, but is subordinated to a return on adjusted capital equal to 2.0% per quarter (an annualized rate of 8.0%). No subordinated incentive fee on net investment income is payable in any calendar quarter in which pre-incentive fee net investment income does not exceed the preferred quarterly return of 2.0% on adjusted capital. For any calendar quarter in which the pre-incentive fee net investment income exceeds 2.0% of adjusted capital, the subordinated incentive fee on income equals 20.0% of pre-incentive fee net investment income, if any, that exceeds 2.0%. The Target Fund does not pay the Advisor an incentive fee in net investment income.

Incentive Fee on Capital Gains. The Acquiring Fund pays VII Peaks an annual incentive fee calculated based on any capital gains from liquidated investments. This incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of VII Peak’s investment advisory agreement) in an amount equal to 20.0% of the Acquiring Fund’s incentive fee on capital gains, which will equal its realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, less all realized capital losses and unrealized capital depreciation on a cumulative basis, and less the aggregate amount of any previously paid capital gains incentive fees. The Target Fund does not pay the Advisor an incentive fee in capital gains.

Fees Paid only by Target Fund

Performance Fee. The Target Fund pays the Target Fund Manager a performance fee as follows:

•	20% of any distributions after Members have received the return of their capital and a non-compounded, cumulative return of 10%; and

•	40% of any distributions after Members have received the return of their capital and a non-compounded, cumulative return of 15%.

VII Peaks and the Target Fund Manager may from time to time voluntarily waive all or a portion of their respective fees. Any such voluntary waiver of fees and/or expense reimbursements may be discontinued by the VII Peaks or the Target Fund Manager at any time.

7

Comparison of Expenses Incurred by Both Funds

The following tables are intended to assist you in understanding the costs and expenses that investors in the Acquiring Fund and the Target Fund bear directly or indirectly and, based on the assumptions set forth below, the pro forma costs and expenses estimated to be incurred by the Acquiring Fund in the first year assuming the Acquiring Fund acquires the Target Fund and also assuming the Acquiring Fund acquires at the same time VII Peaks Co-Optivist B Fund I, LLC, and VII Peaks Co-Optivist R Fund I, LLC (collectively referred to as the “Target Funds”). The Funds caution you that some of the percentages indicated in the table below are estimates and may vary. The percentages for the Acquiring Fund are based on its expected operating results for the fiscal year ended December 31, 2015 based upon expected growth in its net assets as a result of the issuance of common share in its continuous offering. The percentages for each Target Fund are based on its operating results for the year ended December 31, 2014.

	Actual		Pro Forma
	Target Fund	Acquiring Fund (Est.)(1)	Acquiring Fund (assuming merger with Target Fund)(1)	Acquiring Fund (assuming merger with the Target Funds)(1)
Shareholder/Member Transaction Expenses
Sales Load (as a percentage of offering price) (2)	None	None	None	None
Offering Expenses (3)	None	1.5%	1.5%	1.5%
Dividend Reinvestment Plan Fees (4)	None	None	None	None
Total Shareholder/Member Transaction Expenses

Annual Fund Operating Expenses As a Percentage of Net Assets (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (5)	1.7%	2.0%	2.0%	2.0%
Incentive Fees (6)	-	-	-	-
Interest Payments on Borrowed Funds (7)	None	None	None	None
Other Expenses (8)	1.6%	2.1%	2.1%	2.1%
Total Annual Operating Expenses	3.3%	4.1%	4.1%	4.1%

(1)	Estimates for the Acquiring Fund assume that its net assets are $50 million at the beginning of the 12 month period beginning on May 1, 2015, that it sells $22 million worth of its shares of common stock during the 12 month period beginning on May 1, 2015, that its net offering proceeds from such sales equal $20 million, that its ending net assets are $70 million, and that its average net assets during such period equal one-half of the difference between the beginning and ending net asset values for such 12 month period, or $60 million. Actual expenses will depend on the number of shares of common stock its sells in its continuous offering. For example, if it were to raise proceeds significantly less than this amount over the next twelve months, its expenses as a percentage of its average net assets would be significantly higher. There can be no assurance that the Acquiring Fund will sell $22 million worth of its shares during the twelve months following May 1, 2015.

(2)	On sales of shares in its continuous offering, the Acquiring Fund charges selling commissions of 7% of the gross proceeds from sales made by selected dealers and 3% for dealer manager fees. However, selling commissions and dealer manager fees are not paid in connection with the purchase of shares pursuant to the distribution reinvestment plan. The table does not include any sales load (underwriting discount or commission) that shareholders may have paid in connection with their purchase of Acquiring Fund shares or Target Fund Interests.

(3)	Under the Acquiring Fund’s investment advisory agreement with VII Peaks, VII Peaks incurs organization and offering expenses on the Acquiring Fund’s behalf and is entitled to reimbursement from the Acquiring Fund to the extent of 1.5% of the Acquiring Fund’s gross offering proceeds.

(4)	The expenses of the Acquiring Fund’s dividend reinvestment plan are included in "Other expenses."

(5)

The Acquiring Fund’s base management fee is calculated as a percentage of net assets as set forth below and payable monthly in arrears:

•     2.00% if net assets are below $100 million;

•     1.75% if net assets are between $100 million and $250 million; and

•     1.50% if net assets are above $250 million.

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For purposes of the “Fees and Expenses” Table, it is assumed that the Acquiring Fund’s net asset value at the end of the 12-month period following the Reorganizations is less than $100 million. As a result, we have estimated the Acquiring Fund’s base management fee to be 2.0% of net assets.

(6)	We have assumed that VII Peaks will be entitled to aggregate incentive fees of $0 over the 12-month period following the Reorganizations, based on the Acquiring Fund’s operating results for the nine months ended September 30, 2014 and the weighted average interest rate of investments in its investment portfolio. The incentive fee has two parts. The first part, which is referred to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears based upon the Acquiring Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter. The subordinated incentive fee on income will be 20% of pre-incentive fee net investment income subject to a quarterly return to investors, expressed as a rate of return on adjusted capital at the beginning of the most recently completed calendar quarter, of 2.0% (8.0% annualized). “Adjusted capital” shall mean cumulative gross proceeds generated from sales of its common stock (including its distribution reinvestment plan) reduced for distributions to investors of proceeds from non-liquidating dispositions of the Acquiring Fund’s investments and amounts paid for share repurchases pursuant to the Acquiring Fund’s tender offer program.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, will be an incentive fee on capital gains earned on liquidated investments from the portfolio and will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement). This fee will equal 20.0% of the Acquiring Fund’s incentive fee capital gains, which will equal its realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees.

(7)	The Acquiring Fund has no current intention to incur leverage until at least June 30, 2015.

(8)	Other Expenses, or expenses incurred in connection with administering the applicable Fund’s business, consist of accounting, legal and auditing fees, the reimbursement of its chief financial officer and related staff and expenses incurred in connection with hedging its investment portfolio, but do not include offering expenses or management and incentive fees due VII Peaks or the Target Fund Manager. We estimate that the Acquiring Fund’s Other Expenses will equal 2.12% as a percentage of average net assets, based on Other Expenses of approximately $1.27 million in the fiscal year ended December 31, 2014. The estimate of Other Expenses for each Target Fund is based on the operating expenses incurred by each Target Fund in the fiscal year ended December 31, 2014.

Fees and Expenses Example

The following example, using the actual and pro forma operating expenses for the year ended December 31, 2014, is intended to help you compare the costs of investing in the Acquiring Fund pro forma after the Reorganization with the expected costs of investing in each of the Target Fund and the Acquiring Fund without the Reorganization. The example assumes that you invest $1,000 in each of the Target Fund and the Acquiring Fund for the time period indicated and that you redeem all of your shares at the end of each period. The example also assumes that your investments have a 5% return each year and that each of the Target Fund’s and the Acquiring Fund’s operating expenses remain the same each year. The example assumes that shareholders in the Target Funds do not pay any commission on the acquisition of shares in the Acquiring Fund. Although your actual returns may be higher or lower, based on these assumptions your costs would be:

	Actual		Pro Forma	Pro Forma
	Target Fund	Acquiring Fund	Acquiring Fund (assuming merger with Target Fund)	Acquiring Fund (assuming merger with all Target Funds)
Total operating expenses assuming redemption at the end of the period
One Year	$34	$42	$42	$42
Three Years	$104	$128	$126	$127
Five Years	$176	$215	$212	$213
Ten Years	$366	$438	$433	$436

9

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares or Interests are held in a taxable account. These costs, which are not reflected in Total Annual Operating Expenses or in the Example, affect the Funds’ performance. During the fiscal year ended December 31, 2014, the Acquiring Fund’s and the Target Fund’s portfolio turnover rates were 36.08% and 52%, respectively, of the average value of their portfolios.

Pricing of Shares

The price at which the Acquiring Fund’s shares will be issued in the Reorganization will be equal to the net asset value of its shares, as most recently published prior to the Closing Date.

The Acquiring Fund determines the net asset value of its investment portfolio each quarter. Securities that are publicly-traded are valued at the reported closing price on the valuation date. Securities that are not publicly-traded are valued at fair value as determined in good faith by its board of directors. In connection with that determination, VII Peaks prepares portfolio company valuations using relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, the most recent portfolio company financial statements and forecasts, and valuations prepared by third-party valuation services.

Investments are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount (discounted) calculated based on an appropriate discount rate. The measurement is based on the net present value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that the Acquiring Fund may take into account in fair value pricing its investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, the principal market and enterprise values, among other factors.

The Acquiring Fund has adopted Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 820, Fair Value Measurements and Disclosures (formerly Statement of Financial Accounting Standards No. 157, Fair Value Measurements ), which defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements.

ASC Topic 820 clarifies that the exchange price is the price in an orderly transaction between market participants to sell an asset or transfer a liability in the market in which the reporting entity would transact for the asset or liability, that is, the principal or most advantageous market for the asset or liability. The transaction to sell the asset or transfer the liability is a hypothetical transaction at the measurement date, considered from the perspective of a market participant that holds the asset or owes the liability. ASC Topic 820 provides a consistent definition of fair value which focuses on exit price and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. In addition, ASC Topic 820 provides a framework for measuring fair value and establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels of valuation hierarchy established by ASC Topic 820 are defined as follows:

Level 1:  Quoted prices in active markets for identical assets or liabilities, accessible by the Company at the measurement date.

10

Level 2:  Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

Level 3:  Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement.

The Target Fund has identical valuation policies as the Acquiring Fund. As a result, there will be no material change to the value of the Target Fund’s assets because of the Reorganization.

Comparison of Purchase Procedures and Exchange Rights

The Acquiring Fund is offering up to 75,000,000 shares of its common stock on a continuous basis at an initial offering price of $9.75 per share pursuant to a public offering registered under the Securities Act of 1933. The Acquiring Fund holds closings on a semi-monthly basis. The initial minimum permitted purchase is $5,000. Additional purchases must be made in increments of $500, except for purchases made pursuant to the distribution reinvestment plan.

The Acquiring Fund pays selling commissions of 7% of the gross proceeds from sales made by selected dealers and 3% for dealer manager fees to Axiom Capital Management, Inc., the dealer manager (“Axiom”). However, the Acquiring Fund may waive or reduce the fees and expenses in connection with any sale of its shares that will represent a discount to the price at which its securities are offered to the public, provided that the amount of net proceeds to the Acquiring Fund is not affected by these discounts.

For example, the selling commission and the dealer manager fee may be reduced or waived on the following categories of sales:

•	sales to the Acquiring Fund’s executive officers and directors and their immediate family members, as well as officers and persons associated with VII Peaks and its members and their affiliates and their immediate family members (including spouses, parents, grandparents, children and siblings),

•	sales to joint venture partners, consultants and other service providers,

•	sales to investors who purchase more than $500,000 of shares, for which a volume discounts applies,

•	distribution reinvestment plan sales,

•	sales to certain institutional investors,

•	sales through investment advisers or banks acting as trustees or fiduciaries,

•	sales to employees of certain selected dealers,

•	sales made by certain selected dealers at the discretion of Axiom,

•	sales in wrap accounts managed by selected dealers or their affiliates, and sales in managed accounts that are managed by selected dealers or their affiliates.

Subscriptions are effective only upon the Acquiring Fund’s acceptance, and the Acquiring Fund reserves the right to reject any subscription in whole or in part. Subscriptions will be accepted or rejected within 30 days of receipt and, if rejected, all funds or unexecuted transfer instructions will be returned to subscribers without deduction for any expenses within ten business days from the date the subscription is rejected. The Acquiring Fund is not permitted to accept a subscription for shares of its common stock until at least five business days after the date an investor receives the prospectus for the public offering.

The Target Fund is not currently offering its Interests for sale.

Neither the Acquiring Fund nor the Target Fund offer any exchange rights to their shareholders or Members, respectively.

11

Comparison of Redemption Procedures

Acquiring Fund

The Acquiring Fund does not currently intend to list its shares on any securities exchange and does not expect a public market for them to develop in the foreseeable future. Therefore, shareholders should not expect to be able to sell their shares promptly or at a desired price. Beginning with fourth calendar quarter of 2013, and on a quarterly basis thereafter, the Acquiring Fund began a quarterly program to offer to repurchase shares of its common stock at a price equal to 90% of its offering price on the date of repurchase. The Acquiring Fund currently intends to limit the number of shares to be repurchased during any calendar year to 20% of the weighted average number of shares outstanding in the prior calendar year, or 5.0% in each quarter.

The following table reflects certain information regarding the quarterly tender offers that it has conducted to date:

For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares (in thousands)
December 31, 2013	December 12, 2013	548	100%	$9.135	$5
March 31, 2014	March 14, 2014	550	100%	$9.135	$5
June 30, 2014	June 27, 2014	34,025	100%	$9.135	$319
September 30, 2014	September 30, 2014	38,482	100%	$9.000	$346
December 31, 2014	December 30, 2014	6,061	100%	$8.775	$55

The Acquiring Fund’s quarterly repurchases will continue to be conducted on such terms as may be determined by its board of directors in its complete and absolute discretion unless, in the judgment of the independent directors of its board of directors, such repurchases would not be in the best interests of its stockholders or would violate applicable law. It will conduct such repurchase offers in accordance with the requirements of Rule 13e-4 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and the 1940 Act. In months in which it repurchases shares, it will conduct repurchases on the same date that it holds a semi-monthly closing for the sale of shares in this offering.

Target Fund

The Target Fund Manager may, but is not obligated to, implement an early redemption program (the “Early Redemption Program”) on behalf of the Target Fund pursuant to which Target Fund Members who have held Interests for at least 12 months will be allowed to redeem their Interests, on a first-come, first-served basis, for cash at a price equal to the net asset value per Interest as of the date of the relevant redemption, minus (i) a redemption fee in an amount equal to 3% of the net asset value of the Interests so redeemed, plus (ii) in the event the Target Fund Members have not received, for the then-current fiscal year, a return on their Notional Capital Contributions (calculated as of the date of redemption) equal to or greater than 7.5%, an amount equal to the accrued but unpaid management fee attributable to such redeemed Interests. In the event the Target Fund Members have received, for the then-current fiscal year, a return on their Notional Capital Contributions (calculated as of the date of redemption) equal to or greater than 7.5%, an amount equal to the accrued but unpaid management fee attributable to such redeemed Interests shall be paid to the Target Fund Manager at the time of such redemption.

In the event the Target Fund Manager implements the Early Redemption Program, the Target Fund shall redeem Interests on a monthly basis beginning with the first calendar month following the one-year anniversary of the termination of the offering Interests by the Target Fund (the “Offering Termination Date”); provided, however, that the Target Fund Manager shall be authorized to limit redemptions in order to prevent the Target Fund from becoming a publicly traded partnership taxable as a corporation; and provided further, that the annual maximum amount of redemptions under the Early Redemption Program shall, unless approved by the Target Fund Manager in its discretion, be limited to 20% of the aggregate value of the Interests outstanding as of the anniversary of the Offering Termination Date that immediately precedes the relevant redemption request. Under the Early Redemption Program, if implemented by the Target Fund Manager, (i) the Target Fund Manager will not accept partial redemption requests, (ii) redemption requests must be provided in writing to the Target Fund Manager at least fifteen (15) days prior to the intended redemption date; and (iii) redemption payments for requests received within 15 days of the end of the month will be paid at the end of the month following the month in which the redemption request is received by the Target Fund Manager.

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To date, the Target Fund Manager has not implemented the Early Redemption Program.

Comparison of Distribution Reinvestment Plans

The Acquiring Fund has adopted an “opt-in” distribution reinvestment plan pursuant to which its shareholders may elect to have the full amount of their cash distributions reinvested in additional shares of common stock. There will be no selling commissions, dealer manager fees or other sales charges to a shareholder who elects to participate in the distribution reinvestment plan. The Acquiring Fund pays the plan administrator’s fees under the plan. Under the plan, the distribution amount due a shareholder will purchase shares of the Acquiring Fund’s common stock at 95% of the price that the shares are sold in the offering at the closing immediately following the distribution date. Shares issued pursuant to its distribution reinvestment plan will have the same voting rights as all other shares of common stock.

The Target Fund does not have a distribution reinvestment plan.

Comparison of Distribution Policies

Acquiring Fund

Since it commenced operations, the Acquiring Fund initiated a policy of declaring semi-monthly distributions at an annual distribution rate of 7.35% per annum of its offering price. It has authorized, declared and paid distributions to its shareholders at that rate on a semi-monthly basis since July 2012. Its distributions historically have not been based on its investment performance. Prior to September 2013, its distributions were supported by its prior manager in the form of operating expense support payments, and a portion of its distributions constituted a return of capital. Since September 2013, the Acquiring Fund has not had an expense support agreement with VII Peaks, its current manager, and as a result a greater portion of its distributions have constituted a return of capital. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from the Acquiring Fund’s investment activities, and constitutes the return of capital previously paid to the Acquiring Fund for shares of its common stock.

The following table shows the percentage of the Acquiring Fund’s distributions which have been funded from net investment income, realized capital gains and paid in capital since the inception of operations:

Period	Per Share	Net Investment Income	Realized Gains from Investments	Return of Capital
July 12, 2012 – September 30, 2012	$0.183750	64%	0%	36%
October 1, 2012 – December 31, 2012	$0.260750	59%	0%	41%
January 1, 2013 – March 31, 2013	$0.262586	67%	13%	20%
April 1, 2013 – June 30, 2013	$0.186504	77%	14%	9%
July 1, 2013 – September 30, 2013	$0.186504	51%	10%	39%
October 1, 2013 – December 31, 2013	$0.186504	4%	47%	49%
January 1, 2014 – March 31, 2014	$0.186504	20%	13%	67%
April 1, 2014 – June 30, 2014	$0.186504	46%	0%	54%
July 1, 2014 – September 30, 2014	$0.184668	17%	3%	80%
October 1, 2014 – December 31, 2014	$0.181450	13%	6%	81%

The Acquiring Fund expects to continue paying distributions at the same distribution rate, and that a substantial part of those distributions will constitute a return of capital for the foreseeable future. Its distributions will continue to constitute a return of capital until its net investment income is sufficient to support its distribution rate, which will probably not occur until VII Peaks enters into an expense support agreement with the Acquiring Fund, or its assets increase enough to lower its expense ratio, which it does not expect to occur until it has more than $100 million in assets, neither of which may ever occur.

There can be no assurance that the Acquiring Fund will be able to sustain distributions at any particular level.

13

Target Fund

The Target Fund has paid monthly distributions of 7.5% of the Notional Capital Contribution of each Member since its inception. A Member’s “Notional Capital Contribution” consists of its original capital contribution without giving effect to any sales commission paid by the Target Fund therefrom, plus the Other Discount offered to some Members. The “Other Discount” was a discount of 5% of the purchase price of Interests offered to some investors in the Target Fund. The distributions paid by the Target Fund have not been supported by its investment performance, and some portion has constituted a return of capital to investors.

Financial Highlights of Acquiring Fund

The following is a schedule of financial highlights for the years ended December 31, 2014 and 2013 for the Acquiring Fund:

	For the year ended December 31, 2014	For the year ended December 31, 2013

Per share data:
Net asset value, beginning of period	$8.69	$8.77

Results of operations (1)
Net investment income	0.17	0.35
Net realized gain on investments	0.04	0.18
Net unrealized loss on investments	(1.46)	(0.23)
Net increase(decrease) in net assets resulting from operations	(1.25)	0.30

Stockholder distributions (2)
Distributions from net investment income	(0.17)	(0.35)
Distributions from realized gains	(0.04)	(0.18)
Distributions from capital	(0.52)	(0.26)
Net decrease in net assets resulting from stockholder distributions	(0.73)	(0.79)

Capital share transactions
Impact from issuance of common stock (3)	0.60	0.41
Net increase in net assets resulting from capital share transactions	0.60	0.41
Net asset value, end of period	$7.31	$8.69
Shares outstanding at end of period	5,546,292	3,151,376
Total return (5)	(9.10)%	7.51%
Ratio/Supplemental data:
Net assets, end of period (in thousands)	$40,549	$27,373
Average net assets (in thousands)	$36,568	$21,359
Ratio of net investment income to average net assets (4)(7)	2.00%	3.50%
Ratio of operating expenses to average net assets (4)(7)	6.92%	4.27%
Ratio of expenses reimbursed to average net assets (7)	-	3.63%
Portfolio turnover ratio (6)	36.08%	59.80%

(1)	The per share amounts were derived by using the weighted average shares outstanding during the period. There was no expense waiver and reimbursement for the year ended December 31, 2014. Net investment income per share excluding the expense reimbursements equals ($0.06) for the year ended December, 31, 2013.
(2)	The per share data for distributions reflects the actual amount of distributions declared per share during the period.
(3)	The issuance of common stock on a per share basis reflects the incremental net asset value changes as a result of the issuance of shares of common stock in the Fund’s continuous offering.

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(4)	The ratios are after giving effect to amounts reimbursed by the Manager under an expense reimbursement agreement. For the year ended December 31, 2014 there was no expense waiver and reimbursement. For the year ended December 31, 2013, excluding the expense reimbursement, the ratio of net investment income and operating expenses to average net assets is (0.14)% and 7.90%, respectively.
(5)	Total return is calculated assuming a purchase of shares at the current net asset value on the first day and a sale at the current net asset value on the last day of the periods reported. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the DRIP. For the year ended December 31, 2014 there was no expense reimbursement. The total return based on net asset value for the year ended December 31, 2013, includes the effect of the expense reimbursement which equaled 3.63%.
(6)	Portfolio turnover rate is calculated using the lesser of year-to-date sales or purchases over the average of the invested assets at fair value. Not annualized.
(7)	Ratios are annualized based on average net assets during the period.

Comparison of Taxation of Acquiring Fund and Target Fund

Acquiring Fund

The Acquiring Fund has elected to be treated for federal income tax purposes as a regulated investment company, or RIC, under Subchapter M of the Code. As a RIC, it generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that it distributes to its shareholders from its tax earnings and profits. To maintain its RIC tax treatment, the Acquiring Fund must meet, among other things, specified source-of-income and asset diversification requirements and distribute annually at least 90% of its ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any.

Distributions by the Acquiring Fund generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of “investment company taxable income” (which is, generally, net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of the Acquiring Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, or Qualifying Dividends, may be eligible for a maximum tax rate of either 15% or 20%, depending on whether the stockholder’s income exceeds certain threshold amounts. In this regard, it is anticipated that distributions paid will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential tax rate applicable to Qualifying Dividends. Distributions of net capital gains (which is generally realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by the Acquiring Fund as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently generally taxable at a maximum rate of 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

The references above to tax rates are those applicable to individuals and certain other non-corporate U.S. stockholders. In addition, individuals and certain other non-corporate U.S. stockholders may be subject to an additional tax of 3.8% on certain categories of passive income and gains, such as taxable distributions from a RIC. Such U.S. stockholders should consult with their tax advisors to determine whether this additional tax will apply to them. U.S. stockholders who are corporations will generally be taxed on capital gains at a maximum marginal federal income tax rate of 35%, but will not be subject to the additional tax of 3.8% on certain categories of passive income and gains. The tax rates described above do not include state, local or foreign tax rates that may be applicable to a stockholder.

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An Acquiring Fund stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of common stock may be disallowed if other shares of common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

Target Fund

The Target Fund has elected to be taxed as a partnership. As a partnership, the Target Fund does not pay U.S. federal income taxes. Instead, it files annual information returns, and each U.S. Holder is required to report on his, her or its U.S. federal income tax return an allocable share of the Target Fund’s income, gains, losses, deductions and credits, without regard to whether the Member receives any corresponding cash distributions. Consequently, a Target Fund Member may be allocated income from the Target Fund even if he, she or it has not received a cash distribution. Each item of income, gain, loss or deduction will generally have the same character and source (either U.S. or foreign) as though the Target Fund Member realized the item directly. Whether such additional allocations will be ordinary income or long-term or short-term capital gain will depend the actual results of the Target Fund’s operations. The Target Fund furnishes Target Fund Members each year with tax information on Internal Revenue Service Schedule K-1, for use by the Target Fund Members in completing their respective tax returns.

Each Target Fund Member will be required to take into account his, her or its distributive share of any items of the Target Fund’s income, gain or loss for purposes of the alternative minimum tax applicable to the Member’s alternative minimum taxable income. A Target Fund Member’s alternative minimum taxable income derived from the Target Fund may be higher than his, her or its share of the Target Fund’s net income. Any non-liquidating distributions by the Target Fund to a Target Fund Member generally will not be taxable to the holder for U.S. federal income tax purposes except to the extent that the distribution consists of cash or marketable securities and the sum of (i) the amount of such cash and (ii) the fair market value of the marketable securities exceeds the holder’s adjusted basis of his, her or its Interests immediately before the distribution. Ordinarily, any such excess will be treated as gain from a sale or exchange of the Target Fund Member’s Interests, taxable in accordance with the rules described below. Any reduction in a Target Fund Member’s share of its liabilities for which no holder bears the economic risk of loss (nonrecourse liabilities‖) will be treated as a distribution of cash to that Target Fund Member.

A Target Fund Member’s basis of his, her or its Interests is important in determining (1) the amount of gain he, she or it will realize on the sale or other disposition of such Interests, (2) the amount of non-taxable distributions (including any decrease in the Target Fund Member’s share of liabilities) that he, she or it may receive from the Target Fund, and (3) the Target Fund Member’s ability to utilize his, her or its distributive share of any of the Target Fund's tax losses. A Target Fund Member’s initial tax basis of its Interests equals the cost for the Interest plus the holder’s share of the Target Fund’s liabilities at the time of purchase. A Target Fund Member’s tax basis of his, her or its Interests generally will be (1) increased by (a) his, her or its allocable share of its taxable income and gain and (b) any additional contributions by the Target Fund Member and (2) decreased (but not below zero) by (a) his, her or its allocable share of its tax deductions and losses and (b) any distributions to the Target Fund Member with respect to such Interests.

If a Target Fund Member sells or exchanges his, her or its Interests, the holder will recognize gain or loss in an amount equal to the difference between the amount realized from the sale or exchange and the holder’s adjusted tax basis for the Interests. A Target Fund Member’s amount realized will be measured by the sum of the cash or the fair market value of other property received plus the holder’s share of the Target Fund’s debt. Because the amount realized includes a Target Fund Member’s share of debt, the gain recognized on the redemption or sale of Interests could result in a tax liability in excess of any cash received from such sale. Gain or loss recognized by a Target Fund Member that holds his, her or its Interests as a capital asset on the date of sale or exchange will generally be treated as capital gain or loss. A portion of this gain or loss, however, will be separately computed and taxed as ordinary income or loss under Section 751 of the Code to the extent attributable to assets giving rise to depreciation, recapture or other “unrealized receivables” or to "inventory" owned by us.

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Comparison of Rights of Acquiring Fund Shareholders and Target Fund Members

Set forth below is a discussion of the material similarities and differences in the rights of shareholders of the Acquiring Fund versus the rights of Members of the Target Fund.

	Acquiring Fund	Target Fund

Governing Law	Delaware	Delaware

Shareholder/Member Liability	Shareholders are not personally liable for the acts or obligations of the corporation.	Members are not personally liable for the acts or obligations of the corporation

Authorized Shares/Interests	200,000,000 shares of common stock, par value $0.001 per share; 50,000,000 shares of preferred stock, par value $0.001 per share.	3,000 Membership Interests issuable at $5,000 per Interest.

Management	Managed by a board of directors of no less than one member and no more than 12 members.	Managed by a Manager

Election of Board	Directors are divided into three classes, with each class serving a three year term. Only one class is up for election at each year’s annual meeting.	No comparable provisions.

Removal of Director/Manager	A director may be removed for cause at an annual or special meeting by the affirmative vote of a majority of all votes entitled to be cast generally for the election of directors.

By Members having 33.33% of percentage interests if the manager is found to be, by final, unappealable judgment, grossly negligent, fraudulent, or to have committed theft, willful misconduct, misappropriation of funds or participated in criminal activity;

By Members having 75% of percentage interests if the manager fails to materially comply with the terms of the operating agreement for the Target Fund or the Delaware Limited Liability Company Act, and such failure has not been cured within thirty (30) days of receipt of written notice from the Members of such failure.

Replacement of Director/Manager who dies, resigns or is removed	By the remainder of the board, with the replacement to hold office until the next annual meeting at which the replacement director’s class is up for election.	In the event the manager is dies, removed or withdraws, Members having at least 50% of percentage interests shall select a replacement manager, and if the Members fail to appoint a replacement manager within 90 days, the Target Fund shall be dissolved.

Annual Meeting	Required.	No requirement for an annual meeting

Special Meeting	By board of directors, the chief executive officer, the president, or upon the request of 10% of outstanding shares.	On the request of the Manager or the request of 10% of the Interests entitled to vote.

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Shareholder/Member Action by Written Consent	Only by unanimous consent of shareholders.	By Members having not less than the minimum number of votes necessary to approve the action.

Term	Perpetual term	Three years from the first sale of Interests to a non-affiliate.

Quorum Requirements	One-third of the outstanding shares.	Majority of outstanding Interests

Voting Requirements

Directors are elected by a plurality of votes cost.

All other matters require the approval of a majority of votes entitled to be cast on the matter, except that the following matters require the approval of two-thirds of votes entitled to be cast on the matter:

•     Any amendment to make the common stock a redeemable security;

•     Any amendment to Sections 4.2, 4.6, 6.1 and 6.2 of the Articles of Incorporation.

50% of percentage interests of outstanding Interests for all matters submitted to a vote of Members.

Indemnification

The Acquiring Fund shall indemnify (i) any individual who is a present or former director or officer and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity, (ii) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or director of any corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (iii) VII Peaks Adviser or any of its affiliates acting as an agent of the Acquiring Fund, provided:

•     The Acquiring Fund has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Acquiring Fund;

•     The indemnitee was acting on behalf of or performing services for the Acquiring Fund;

Target Fund has indemnified the Target Fund Manager, its representatives and affiliates, and the investment committee to the fullest extent provided by law.

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• Such liability or loss was not the result of (A) negligence or misconduct, in the case that the indemnitee is VII Peaks or an affiliate of VII Peaks, or an officer of the Acquiring Fund, VII Peaks or an affiliate of VII Peaks or (B) gross negligence or willful misconduct, in the case that the Indemnitee is a director of the Acquiring Fund (and not also an officer of the Acquiring Fund, VII Peaks or an affiliate of VII Peaks).

Limitation of Liability	None of the directors and officers of are liable to the Acquiring Fund and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action.	None of the Target Fund Manager, its representatives and affiliates, and the investment committee for mistakes of judgment or for any action or inaction in connection with the business conducted by the Company unless such action or inaction constitutes gross negligence or fraud of such person.

Appraisal Rights	None, except in the case of a control share acquisition or	None.

Capitalization

The following table sets forth the capitalization of the Target Fund (unaudited) and the Acquiring Fund (audited), as of December 31, 2014, and the pro forma capitalization of the Acquiring Fund as if the Reorganization occurred on that date. These numbers may differ as of the Closing Date.

	Actual		Pro Forma	Pro Forma
	Target Fund	Acquiring Fund	Acquiring Fund (assuming merger with Target Fund)	Acquiring Fund (assuming merger with all Target Funds)

Net Assets	4,300,337	40,549,000	44,849,337	48,582,851
Shares Outstanding	1,222	5,546,292	6,134,492	6,645,162
Net Asset Value per Share	$3,519	$7.31	$7.31	$7.31

The pro forma shares outstanding reflect the issuance by the Acquiring Fund of approximately 588,200 and 1,098,870 shares to acquire all of the assets and liabilities of the Target Fund and all of the Target Funds, respectively, for newly issued shares of the Acquiring Fund at $7.31 per share.

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Comparison of Portfolios of Acquiring Fund and Target Fund

The following table compares certain characteristics of the Acquiring Fund and the Target Fund as of December 31, 2014:

	Acquiring Fund		Target Fund
Net Assets	$40,549 million		$4,300,337

Sector Diversification	Retail	14.4%	Services: Consumer	19.3%
	Media: Advertising, Printing & Publishing	10.3%	Money Market Investments	17.1%
	Healthcare & Pharmaceuticals	8.8%	Telecommunications	11.8%
	Services: Consumer	8.6%	Retail	10.9%
	Investments – Money Market	7.7%	Media: Advertising, Printing & Publishing	9.1%
	Telecommunications	6.9%	High Tech Industries	7.6%
	Aerospace and Defense	6.9%	Aerospace and Defense	6.1%
	Metals & Mining	6.7%	Metals and Mining	5.4%
	Consumer Goods: Durable	6.6%	Consumer Goods: Durable	4.5%
	Energy: Oil & Gas	6.2%	Energy: Oil & Gas	3.2%
	Services: Business	3.5%	Healthcare & Pharmaceuticals	2.9%
	Automobile	3.3%	Environmental Industries	2.0%
	Media: Broadcasting & Subscription	3.0%
	High Tech Industries	2.1%
	Environmental Industries	2.0%
	Hotel, Gaming & Leisure	1.7%
	Beverage, Food & Tobacco	1.4%

	Total	100.0%	Total	100.0%

Top Ten Holdings	Cash - Money Market	7.7%	Money Market Investments	16.9%
	Accuride	3.6%	APX Group Inc.	8.6%
	Cenveo	3.5%	Hutchinson Technology Inc.	6.5%
	Central Garden and Pet Co.	3.5%	Aspect Software Inc.	7.5%
	Bon-ton Department Stores, Inc.	3.4%	Ryerson, Inc.	5.3%
	EuraMax International, Inc.	3.4%	Cambium Learning Group Inc.	5.3%
	Ryerson Inc./Joseph T Ryerson & Son, Inc.	3.4%	Education Management LLC	4.9%
	Cambrium Learning Group, Inc.	3.3%	American Media, Inc.	5.2%
	UCI International Inc	3.3%	Toys R Us, Inc. 8.50%	4.8%
	Kratos Defense & Security Solutions, Inc.	3.3%	Earthlink, Inc. 8.875%	4.6%

Description of Securities to be Issued

The Acquiring Fund’s authorized stock consists of 250,000,000 shares of stock, par value $0.001 per share, of which 200,000,000 shares are classified as common stock and 50,000,000 shares are classified as preferred stock. There is currently no market for the Acquiring Fund’s common stock, and a market for its shares is not expected to develop in the future. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, the Acquiring Fund’s stockholders generally will not be personally liable for its debts or obligations.

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Common Stock

Under the terms of the Acquiring Fund’s charter, all shares of its common stock will have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of its common stock if, as and when authorized by its board of directors and declared by us out of funds legally available therefor. Except as may be provided by the board of directors in setting the terms of classified or reclassified stock, shares of its common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of its liquidation, dissolution or winding up, each share of its common stock would be entitled to share ratably in all of its assets that are legally available for distribution after it pays all debts and other liabilities and subject to any preferential rights of holders of its preferred stock, if any preferred stock is outstanding at such time. Each share of its common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as may be provided by the board of directors in setting the terms of classified or reclassified stock, and subject to the express terms of any class or series of Preferred Stock, the holders of its common stock possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a plurality of the outstanding shares of common stock at which a quorum is present will be able to elect all of its directors, provided that there are no shares of any other class or series of stock outstanding entitled to vote in the election of directors, and holders of less than a plurality of such shares will be unable to elect any director.

Preferred Stock

Under the terms of the Acquiring Fund’s charter, its board of directors, with approval from a majority of its independent directors, is authorized to issue shares of preferred stock in one or more series without stockholder approval. The board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, distribution rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock.

Preferred stock could be issued with rights and preferences that would adversely affect the holders of common stock. Preferred stock could also be used as an anti-takeover device. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to its common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of its total assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. The Acquiring Fund believes that the availability for issuance of preferred stock will provide it with increased flexibility in structuring future financings and acquisitions.

Other Service Providers

VII Peaks provides administrative personnel and services necessary to operate the Funds and receives a management fee from each Fund.

U.S. Bank National Association, One Federal Street, 3rd Floor, Boston, MA 02110, provides custodial services for the Funds.

Phoenix American Financial Services, Inc., 2401 Kerner Blvd, San Rafael, CA 94901, provides transfer agency and distribution paying agency services for the Funds.

Burr Pilger Mayer, Inc., 600 California Street, Suite 600, San Francisco, CA 94108, serves as the Funds’ independent registered public accounting firm.

Governing Law

The Acquiring Fund is an externally-managed, closed-end management company that has that has elected to be treated as a business development company under the Investment Company Act of 1940.

The Acquiring Fund’s organizational documents are filed as part of the Fund’s registration statement with the SEC, and shareholders may obtain copies of such documents as described on page ____ of this Prospectus/Proxy Statement.

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INFORMATION ABOUT THE REORGANIZATION

Terms of the Reorganization

Under the Reorganization Agreement, the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund. The Acquiring Fund shares issued to the Target Fund will be issued at the most recently published net asset value of the Acquiring Fund (currently $7.31 per share) prior to the Closing Date. Upon receipt by the Target Fund of Acquiring Fund shares, the Target Fund will distribute the Acquiring Fund shares to Target Fund Members. Then, as soon as practicable after the Closing Date of the Reorganization, the Target Fund will dissolve under applicable state law.

No sales charge or fee of any kind will be assessed to Target Fund Members in connection with their receipt of Acquiring Fund shares in the Reorganization. However, the Acquiring Fund will pay VII Peaks 1.5% of the value of the Acquiring Fund shares issued in the Reorganization as reimbursement for organization and offering costs borne by VII Peaks in accordance with the Acquiring Fund’s investment advisory agreement with VII Peaks.

Approval of the Reorganization will constitute approval of amendments to any of the fundamental investment restrictions of the Target Fund that might otherwise be interpreted as impeding the Reorganization, but solely for the purpose of and to the extent necessary for consummation of the Reorganization.

The Acquiring Fund and the Target Fund have made certain standard representations and warranties to each other regarding their capitalization, status and conduct of business. Unless waived in accordance with the Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

•	the approval of the Reorganization by the Target Fund’s Members;

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•	the receipt of all necessary approvals, registrations and exemptions under federal and state laws;

•	the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Reorganization Agreement;

•	the effectiveness under applicable law of the registration statement of the Acquiring Fund of which this Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto; and

•	the receipt of an opinion of counsel relating to the taxable nature of the Reorganization (as further described herein under the heading “Material Federal Income Tax Consequences of the Reorganization”).

•	the determination by the Acquiring Fund that the number of Acquiring Fund shares issued to acquire the Target Funds will not require the approval of the shareholders of the Acquiring Fund.

The Reorganization Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the Members of the Target Fund, provided that no such amendment after such approval shall be made if it would have a material adverse effect on the interests of such Target Fund’s Members. The Reorganization Agreement also may be terminated by the non-breaching party if there has been a material misrepresentation, material breach of any representation or warranty, material breach of contract or failure of any condition to closing.

This summary is qualified in its entirety by reference to the form of Reorganization Agreement, a form of which is attached as Appendix A to the Reorganization SAI.

Reasons for the Proposed Reorganization

The Target Fund Manager believes that the Reorganization would be in the best interests of the Target Fund’s Members because: (i) the Target Fund was established with a definite term of three years from the date the Target Fund first received an investment from an unaffiliated investor, and therefore the Target Fund will be forced to liquidate in the near future if the Target Fund Members do not approve the Reorganization, (ii) the Reorganization allows the Members of the Target Fund to remain invested in a comparable portfolio of senior and subordinated, secured and unsecured debt securities of private companies without the need to pay commissions on the reinvestment of the liquidation proceeds of the Target Fund in another vehicle offering similar returns; (iii) the Target Fund Members will become investors in a larger combined portfolio, which increases the potential of realizing economies of scale whereby certain administrative costs may be spread across the combined portfolio’s larger asset base, whereas the Target Fund has reached its limit on the number of investors, and therefore there are no opportunities for the Target Fund to realize economies of scale by raising additional capital; and (iv) the Acquiring Fund has a quarterly tender offer program which will enable Target Fund Members who do not want to participate in the Reorganization with the ability to liquidate their investment.

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In determining whether to recommend approval of the Reorganization Agreement to Target Fund Members, the Target Fund Manager considered a number of factors, including, but not limited to: (i) the expenses and advisory fees applicable to the Acquiring Fund and the Target Fund before the proposed Reorganization and the estimated expense ratios of the combined portfolio after the proposed Reorganization; (ii) the comparative investment performance of the Acquiring Fund and the Target Fund; (iii) the future growth prospects of the Acquiring Fund and the Target Fund; (iv) the terms and conditions of the Reorganization Agreement and whether the Reorganization would result in the dilution of the Interests of Members; (v) the compatibility of the Acquiring Fund’s and the Target Fund’s investment objectives, policies, risks and restrictions; (vi) the anticipated tax consequences of the proposed Reorganization; (vii) the costs and delays Target Fund Members would experience if the Target Fund were forced to liquidate, and the Target Fund Members desired to reinvest the liquidation proceeds into a fund with similar investment objectives and returns; (viii) the greater liquidity provided to investors by the Acquiring Fund, which would enable Target Fund Members who desired to liquidate their investment to do so after the Reorganization is complete; and (ix) the fact that the fact that most of the costs of the Reorganization would be borne by the Acquiring Fund. The Target Fund Manager concluded that these factors supported a determination to approve the Reorganization Agreement.

Material Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion is limited to U.S. persons who hold Interests in the Target Fund as capital assets for U.S. federal income tax purposes.

This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular Member or to Members who may be subject to special treatment under U.S. federal income tax laws. No assurance can be given that the IRS would not assert or that a court would not sustain a position contrary to any of the tax aspects described below. Members should consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization to them, as well as the effects of state, local and non-U.S. tax laws.

The Reorganization is expected to be a taxable exchange for U.S. federal income tax purposes. It is a condition to closing the Reorganization that the Target Fund and the Acquiring Fund receive an opinion from Cohen Pollock Merlin & Small, P.C., special counsel to each Fund (“Tax Counsel”), dated as of the Closing Date, regarding the characterization of the Reorganization as a taxable exchange under Section 1001 of the Code. As such an exchange, the U.S. federal income tax consequences of the Reorganization can be summarized as follows

On the basis of existing provisions of the Code, the Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for U.S. federal income tax purposes, except as noted below:

•	the Reorganization will constitute a taxable exchange within the meaning of Section 1001 of the Code;

•	under Section 1001 of the Code, gain or loss will be recognized by the Target Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Target Fund’s liabilities (based on the representations of the Target Fund and its most recent financial statements, the Target Fund is expected to recognize a loss for federal income tax purposes;

•	such gain or loss recognized by the Target Fund will be allocated to the Target Fund Members in accordance with the Target Fund’s [partnership agreement] and will result in an adjustment to the Target Fund Members’ bases in the Target Fund;

•	the distribution of Acquiring Fund shares by the Target Fund to its Members in liquidation should be tax-free and the Target Fund Members should generally receive a basis in such shares equal to their basis in the Target Fund, as adjusted by the gain or loss allocated to them upon the Reorganization;

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•	the Acquiring Fund’s basis in the assets of the Target Fund that are acquired in the Reorganization should reflect the fair market value of such assets at the time of the Reorganization and the Acquiring Fund’s holding periods in each asset should start as of the time of the Reorganization; and

•	under Sections 1223 and 735(b) of the Code, a Target Fund Member’s holding period for the Acquiring Fund shares received in the Reorganization will be determined by including the holding period for the Target Fund shares exchanged therefor.

After the Reorganization, each Member of the Target Fund will continue to be responsible for tracking the adjusted tax basis and holding period of its shares for U.S. federal income tax purposes.

The opinion will be based on certain factual certifications made by the officers of the Target Fund and the Acquiring Fund and will also be based on customary assumptions such as the assumption that the Reorganization will be consummated in accordance with the Reorganization Agreement. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the IRS or a court would agree with the opinion.

The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code. The Target Fund is currently taxed as a partnership.

This summary of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any Member. Members are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Expenses of the Reorganization

The expenses of the Reorganization, including the costs of the Meeting, will be paid by the Acquiring Fund and the Target Fund in proportion to which their net asset values bear to the total combined net asset values of the Acquiring Fund and the Target Fund.

Reorganization expenses include, but are not limited to: all costs related to the preparation and distribution of materials distributed to the Board; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with each Reorganization; the costs of printing and distributing this Prospectus/Proxy Statement; legal fees incurred preparing materials for the Boards attending the Board meetings and preparing the Board minutes; auditing fees associated with the Fund’s financial statements; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. Management of the Funds estimates the total cost of the Reorganizations to be approximately $60,000. If the Reorganization is not approved by Members, the Target Funds and the Acquiring Funds will still bear their proportionate costs of the proposed Reorganization.

Legal Matters

Certain legal matters concerning the issuance of shares of the Acquiring Fund will be passed on by Davis Gillett Mottern & Sims, LLC. Certain legal matters concerning the federal income tax consequences of the Reorganization will be passed on by Cohen Pollock Merlin & Small, P.C.

Member Approval

The Target Fund Manager has approved the Reorganization, subject to Member approval. Approval of the Reorganization requires the affirmative vote of at least 50% of the Interests of the Target Fund.

Board Recommendation

The Board recommends voting “FOR” the proposed Reorganization.

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SHAREHOLDER AND MEMBER INFORMATION

At the close of business on the Record Date, the Acquiring Fund had outstanding ____________shares of common stock. As of the Record Date, the directors and officers of the Acquiring Fund did not own any shares in the Acquiring Fund. As of the Record Date, no person was known by the Acquiring Fund to own beneficially or of record as much as 5% of the Acquiring Fund shares.

At the close of business on the Record Date, the Target Fund had outstanding 1,222 Interests. As of the Record Date, management of the Target Fund as a group owned less than 1% of the Interests of the Target Fund. As of the Record Date, the following persons were known by the Target Fund to own beneficially or of record as much as 5% of the Interests of the Target Fund.

Shareholder	% Ownership
Gene S & Sharon A Facchin Ttees	16.36%

Any shareholder that owns 25% or more of the outstanding shares of the Target may be presumed to “control” (as that term is defined in the 1940 Act) the Target Fund. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of a Target Fund.

Annual Meeting of Members

There will be no annual or further special meetings of Members of the Target Fund unless required by applicable law or called by the Target Fund Manager in its discretion.

VOTING INFORMATION AND REQUIREMENTS

General

Approval of the Reorganization requires the affirmative vote of 50% of the Interests of the Target Fund.

Record Date

The Board has fixed the close of business on ___________, 2015 as the Record Date for the determination of Target Fund Members entitled to notice of, and to vote at, the Meeting. Target Fund Members on the Record Date are entitled to one vote for each Interest held, with no Interests having cumulative voting rights.

Quorum

A majority of the Interests of the Target Fund entitled to vote at the Meeting represented in person or by proxy constitutes a quorum.

Proxies

Target Fund Members may vote in any one of four ways: (i) via the Internet, (ii) by telephone, (iii) by mail, by returning the proxy card, or (iv) in person at the Meeting. Instructions for Internet and telephone voting are included with the enclosed proxy materials. Members who deliver voting instructions by methods (i), (ii) or (iii) may revoke them at any time prior to the Meeting by delivering a written notice of revocation, by executing another proxy card bearing a later date or by attending the Meeting and giving voting instructions in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match voting proxy cards with Members’ respective accounts and to ensure that, if multiple proxy cards are executed, shares are voted in accordance with the proxy card bearing the latest date. The Target Fund employs procedures for Internet and telephone voting, such as requiring the control number from the proxy card in order to vote by either of these methods, which it considers to be reasonable to confirm that the instructions received are genuine. If reasonable procedures are employed, the Target Fund will not be liable for following Internet or telephone votes which it believes to be genuine.

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Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be deemed present for quorum purposes. Abstentions and broker non-votes have the same effect as votes “AGAINST” the Reorganization.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” the approval of the proposed Reorganization.

Solicitation of Proxies

Solicitation of proxies is being made primarily by the mailing of this Notice and Prospectus/Proxy Statement with its enclosures on or about ___________, 2015. Members of the Target Fund whose Interests are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the VII Peaks and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile or oral communication. The proxy solicitation expenses are an expense of the Reorganization and will be allocated as described above.

Other Matters to Come Before the Meeting

The Target Fund Manager knows of no business other than that described in the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment.

In the event that a quorum is present at the Meeting but sufficient votes to approve the proposed Reorganization are not received, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Meeting to permit further solicitation of proxies on the proposed Reorganization, provided that the Target Fund Manager determines that such an adjournment and additional solicitation is reasonable and in the interest of Members based on a consideration of all relevant factors, including the nature of the particular proposals, the percentage of votes then cast, the percentage of negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding Interests voted at the session of the Meeting to be adjourned.

If you cannot be present in person, you are requested to fill in, sign and return the enclosed proxy card, for which, no postage is required if mailed in the United States, or record your voting instructions by telephone or via the Internet promptly.

Gurpreet S. Chandhoke
Chief Executive Officer
VII Peaks-KBR B Fund I Management, LLC

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Questions & Answers

For Members of VII Peaks Co-Optivist R Fund I, LLC

Although we recommend that you read the complete Prospectus/Proxy Statement, we have provided the following questions and answers to clarify and summarize the issues to be voted on.

Q: Why is a Member meeting being held?

A: A special meeting of Members (the “Meeting”) of VII Peaks Co-Optivist R Fund, LLC (the “Target Fund”) is being held to seek Member approval of a reorganization (the “Reorganization”) of the Target Fund into VII Peaks Co-Optivist Income BDC II, Inc. (the “Acquiring Fund”), which pursues the same investment objective as the Target Fund. Please refer to the Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the Acquiring Fund. The Acquiring Fund and the Target Funds are sometimes referred to herein individually as a “Fund” or collectively as the “Funds.”

Q: Why is the Reorganization being recommended?

A: After careful consideration, the manager of the Target Fund, VII Peaks-KBR R Fund I Management, LLC (the “Target Fund Manager”), has determined that the Reorganization will benefit its members (the “Members”) and recommends that you cast your vote “FOR” the proposed Reorganization. The Target Fund and the Acquiring Fund have the same investment objective, and the investment manager of the Acquiring Fund, VII Peaks Capital, LLC (“VII Peaks”), is the sole owner of the Target Fund Manager.

The Target Fund Manager believes that the Reorganization is in the best interests of Members because: (i) the Target Fund was established with a definite term of three years from the date the Target Fund first received an investment from an unaffiliated investor, and therefore if the Reorganization is not approved, it will be forced to liquidate in the near future, (ii) the Reorganization will allow Members to remain invested in a comparable portfolio of senior and subordinated, secured and unsecured debt securities of private companies without paying commissions on the reinvestment of the liquidation proceeds of the Target Fund, (iii) Members will become shareholders in an entity with a larger combined portfolio, which increases the potential of realizing economies of scale whereby administrative costs may be spread across the combined portfolio’s larger asset base, whereas the Target Fund has reached its limit on the number of investors, and therefore there are no opportunities for the Target Fund to realize economies of scale by raising additional capital; and (iv) the Acquiring Fund has a quarterly tender offer program that will enable Target Fund Members who do not want to participate in the Reorganization to liquidate their investment.

Q: Who can vote?

A: Each Member of the Target Fund is entitled to vote for each unit of ownership (referred to as an “Interest”) owned by the Member. The Target Fund Manager will cast your votes according to your voting instructions. If a voting instruction form is returned with no instructions, the shares of the Target Fund to which the form relates will be voted FOR the Reorganization.

Q: How will the Reorganization affect me?

A: Assuming Members approve the proposed Reorganization, the Acquiring Fund will issue its shares to acquire the assets and liabilities of the Target Fund. The shares will be issued at the most recently published net asset value per share of the Acquiring Fund (currently $7.31 per share). Immediately after the acquisition, the Target Fund will distribute the shares of the Acquiring Fund to the Members. As a result of the Reorganization, your Interests in the Target Fund will automatically be converted into shares of the Acquiring Fund. Following the Reorganization, the Target Fund will dissolve.

Q: Will I have to pay any commission or other similar fee as a result of the Reorganization?

A: No. You will not pay any commissions or other similar fees as a result of the Reorganization.

Q: Will the total annual operating expenses that my investment bears increase as a result of the Reorganization?

A: Yes, they will likely increase in the short-run, and the investment management fee, which comprises a portion of the annual operating expenses, will increase. In the long-run we expect that your annual operating expenses will decrease as the Acquiring Fund increases in size. For more information about how fund expenses may change as a result of the Reorganization, please see the comparative and pro forma table and related disclosures in the “COMPARISON OF THE ACQUIRING FUND AND TARGET FUND — Comparison of Expenses Incurred by Both Funds” section of the prospectus/proxy statement.

Q: Will I have to pay any U.S. federal income taxes as a result of the Reorganization?

A: The Reorganization is expected to constitute a taxable exchange with respect to the Target Fund’s Members for federal income tax purposes; however, given the current valuations of the Target Fund’s assets, we expect that the exchange will not result in a taxable gain to the Target Fund’s Members. The cost basis of each Member’s investment will be adjusted by the amount of such loss.

Q: If Members do not approve the Reorganization, what will happen to the Target Fund?

A: The Target Fund’s operating agreement provides that it must begin liquidation proceedings three years after the first sale of Interests to investors. As a result, the Target Fund will have to liquidate its portfolio, distribute the proceeds to Members, and dissolve, unless the Members vote to amend the operating agreement of the Target Fund to extend the term of the Target Fund.

Q: Who pays the costs of the Reorganization?

A: The expenses of the Reorganization, including the costs of the Meeting, will be paid by the Acquiring Fund and the Target Fund in the proportion to which each fund’s net asset value bears to the combined net asset value of both funds.

Q: How can I vote?

A: Members are invited to attend the Meeting and to vote in person. You may also vote by executing a proxy using one of three methods:

•	By Internet: Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•	By Telephone: Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•	By Mail: If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Members who execute proxies by Internet, telephone or mail may revoke them at any time prior to the Meeting by (i) filing with the Target Fund a written notice of revocation, (ii) executing another proxy bearing a later date, or (iii) attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

Q: When should I vote?

A: Every vote is important and the Board encourages you to record your vote as soon as possible. Voting your proxy now will ensure that the necessary number of votes is obtained without the time and expense required for additional proxy solicitation.

Q: Who should I call if I have questions about a Proposal in the proxy statement?

A: Call 1-(855) 889-1778 with your questions.

Q: How can I get more information about the Target Fund and Acquiring Funds?

A: You may obtain a statement of additional information regarding the Reorganization (request the “Reorganization SAI”) by:

•	Telephone: 1-(855) 889-1778

•	Mail: VII Peaks Co-Optivist Income BDC II, Inc., 4 Orinda Way, Suite 125-A, Orinda, CA 94563

•	Internet: www.viipeaksbdc.com

VII PEAKS CO-OPTIVIST R FUND I, INC.

4 Orinda Way, Suite 125-A
Orinda, CA 94563

(877) 700-0527

www.viipeakscapital.com

NOTICE OF SPECIAL MEETING

OF MEMBERS

To be Held on ____________, 2015

NOTICE IS HEREBY GIVEN THAT a special meeting of members (the “Meeting”) of VII Peaks Co-Optivist R Fund I, LLC (the “Target Fund”), will be held at the offices of VII Peaks Capital, LLC, 4 Orinda Way, Suite 125-A, Orinda, CA 94563 on _____________, 2015 at 10:00 a.m. Pacific time for the following purposes:

1.	To approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) pursuant to which the Target Fund would (i) transfer all of its assets and liabilities to VII Peaks Co-Optivist Income BDC II, Inc. (the “Acquiring Fund”), in exchange for shares of the Acquiring Fund, (ii) distribute such shares of the Acquiring Fund to Members of the Target Fund, and (iii) dissolve.

2.	To transact such other business as may properly be presented at the Meeting or any adjournment thereof.

VII Peaks-KBR R Fund I Management, LLC (the “Target Fund Manager”) has fixed the close of business on _____________, 2015 as the record date for the determination of members (a “Member”) of the Target Fund who are entitled to notice of, and to vote at, the Meeting and all adjournments thereof.

Members are invited to attend the meeting and vote in person. You may also vote by executing a proxy using one of three methods:

•	By internet — Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•	By telephone — Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•	By mail — If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Members who execute proxies by Internet, telephone, or mail may revoke them at any time prior to the Meeting by, (i) filing with the Target Fund a written notice of revocation, (ii) executing another proxy bearing a later date, or (iii) attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

The Board recommends that you cast your vote FOR the proposed Reorganization as described in the Prospectus/Proxy Statement.

YOUR VOTE IS IMPORTANT

Please return your proxy card or record your voting instructions by telephone or via the Internet promptly no matter how many shares you own. In order to avoid the additional expense of further solicitation, we ask that you mail your proxy card or record your voting instructions by telephone or via the Internet promptly regardless of whether you plan to be present in person at the Meeting.

Date: _____________, 2015

Gurpreet S. Chandhoke

Chief Executive Officer

VII Peaks-KBR R Fund I Management, LLC

SUBJECT TO COMPLETION, DATED APRIL __, 2015

PROSPECTUS/PROXY STATEMENT

VII PEAKS CO-OPTIVIST INCOME BDC II, INC.

VII PEAKS CO-OPTIVIST R FUND I, LLC

SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained in this Prospectus/Proxy Statement. Members should read the entire Prospectus/Proxy Statement carefully.

The Target Fund Manager has approved the Reorganization Agreement on behalf of the Target Fund, subject to Member approval. The Reorganization Agreement provides for:

•	the transfer of all of the assets and liabilities of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund;

•	the distribution by the Target Fund of such Acquiring Fund shares to Target Fund Members; and

•	the dissolution of the Target Fund.

When the Reorganization is complete, Target Fund Members will hold Acquiring Fund shares. Under the Reorganization, each Member of the Target Fund will receive Acquiring Fund shares that have a net asset value equal to the net asset value of the Target Fund Interests owned by such Member immediately prior to the Reorganization, in both cases based on the most recently published financial statements of each. After the Reorganization, the Acquiring Fund will continue to operate with the investment objective and investment policies set forth in this Prospectus/Proxy Statement.

The Target Fund and the Acquiring Fund have the same investment objective. The Target Fund and the Acquiring Fund both seek current income and the potential for capital gains by investing in portfolios of senior and subordinated, secured and unsecured debt securities of private companies.

The Target Fund Manager believes that the Reorganization is in the best interests of Members because: (i) the Target Fund was established with a definite term of three years from the date the Target Fund first received an investment from an unaffiliated investor, and therefore if the Reorganization is not approved, it will be forced to liquidate in the near future, (ii) the Reorganization will allow Members to remain invested in a comparable portfolio of senior and subordinated, secured and unsecured debt securities of private companies without paying commissions on the reinvestment of the liquidation proceeds of the Target Fund, (iii) Members will become shareholders in an entity with a larger combined portfolio, which increases the potential of realizing economies of scale whereby administrative costs may be spread across the combined portfolio’s larger asset base, whereas the Target Fund has reached its limit on the number of investors, and therefore there are no opportunities for the Target Fund to realize economies of scale by raising additional capital; and (iv) the Acquiring Fund has a quarterly tender offer program that will enable Target Fund Members who do not want to participate in the Reorganization to liquidate their investment.

In determining whether to recommend approval of the Reorganization Agreement to Members, the Target Fund Manager considered a number of factors, including, but not limited to: (i) the expenses and advisory fees applicable to the Acquiring Fund and the Target Fund before the proposed Reorganization and the estimated expense ratios of the combined portfolio after the proposed Reorganization; (ii) the comparative investment performance of the Acquiring Fund and the Target Fund; (iii) the future growth prospects of the Acquiring Fund and the Target Fund; (iv) the terms and conditions of the Reorganization Agreement and whether the Reorganization would result in the dilution of Member Interests; (v) the compatibility of the Acquiring Fund’s and the Target Fund’s investment objectives, policies, risks and restrictions; (vi) the anticipated tax consequences of the proposed Reorganization; (vii) the costs and delays associated with the reinvestment of liquidation proceeds to those Members who wish to maintain an investment with the same objectives and returns; (viii) the Acquiring Fund’s periodic redemption program, which will enable Target Fund Members who desired to liquidate their investment to do so after the Reorganization is complete; and (ix) the fact that most of the costs of the Reorganization would be borne by the Acquiring Fund. The Target Fund Manager concluded that these factors supported a determination to approve the Reorganization Agreement.

The Target Fund Manager is asking Members to approve the Reorganization at a meeting to be held on ___________, 2015. If Members of the Target Fund approve the proposed Reorganization, it is expected that the closing date of the transaction (the “Closing Date”) will be after the close of business on or about ___________, 2015, but it may be at a different time as described herein. If Members do not approve the proposed Reorganization, the Board will consider alternatives to the Reorganization, including soliciting an amendment to the Target Fund’s operating agreement to extend its term.

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The Target Fund Manager recommends that you vote “FOR” the Reorganization.

COMPARISON OF THE ACQUIRING FUND AND TARGET FUND

Comparison of Investment Objective and Principal Strategies

The Target Fund and the Acquiring Fund have identical investment strategies. The investment objective of each fund is to generate current income and capital appreciation. Both funds intend to meet its investment objectives by: (i) realizing income and capital appreciation through the acquisition, management and orderly liquidation of corporate debt securities, (ii) making distributions of available distributable cash to its equity holders, and (iii) the preservation of the capital investments of its equity holders.

Both the Target Fund and the Acquiring Fund invest in discounted corporate debt and equity-linked debt securities of public and private companies that trade on the secondary loan market for institutional investors and provide distributions to investors. Each fund also actively works with the management of the companies in which it invests to restructure the companies’ debt and improve the liquidity position of its balance sheet. Each fund employs the proprietary “Co-Optivist”TM approach (“cooperative activism”, Co-OptivistTM is a registered trademark of VII Peaks, and is being used with its permission) in executing its investment strategy.

The proprietary “Co-Optivist” TM (cooperative activism) approach entails investment in the corporate debt and equity-linked debt securities of a target company (“Target Company”) in conjunction with proactive engagement of the management of these companies. Investments are made in debt securities of a Target Company that trade on the over-the-counter market for institutional loans at a discount to their par redemption value, and are subject to a “redemption event” within (on average) 24 months. A “redemption event” is defined as a maturity event or a put event (where investors in the target company’s debt security have a redemption right at a pre-determined price). Investments in such debt are held an average of 12 – 18 months, during which time the funds work actively with the Target Company’s management to effect and/or participate in a restructuring or exchange of the invested securities for new securities.

The size of an individual investment varies based on numerous factors, including the amount of funds available to invest. Generally, neither fund invests heavily in any one industry or in more than two different classes of debt of the same company. Investments are generally limited to the debt and equity-linked debt of Target Companies with a minimum enterprise value of $200 million and whose debt and equity-linked debt is actively traded in the secondary loan market. Although each fund’s portfolios are predominantly composed of fixed-rate high-yield and equity-linked corporate debt securities, the funds may also purchase senior secured corporate debt securities, which may have variable interest rates.

Comparison of Principal Risks

The Acquiring Fund and the Target Fund are subject to similar principal risks because they have essentially identical investment objectives and strategies. These risks are described below.

Principal risks to which both funds are subject

Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the fund’s investments may move with these cycles and, in some instances, increase or decrease more than the broad market index(es), like the S&P 500 index, or index(es) specific to corporate debt securities. The securities markets may also decline because of factors that affect a particular industry.

Credit Risk. Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Issuer Risk. Issuer risk is the possibility that factors specific to a company to which the fund’s portfolio is exposed will affect the market prices of the company’s securities and therefore the value of the fund. Some factors affecting the performance of a company include demand for the company’s products or services, the quality of management of the company, brand recognition and loyalty, regulatory actions, and the company’s capital structure. If a company becomes insolvent, debt securities issued by the company may suffer a loss.

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Investment Adviser Risk. The fund is actively managed and the success of its investment strategy depends significantly on the skills of its respective adviser in assessing the potential of the investments in which the fund invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets. The potential for the fund manager to earn incentive fees may create an incentive for the fund to enter into investments that are riskier or more speculative than would otherwise be in the best interests of investors.

Liquidity Risk. The equity interests of neither Fund are publicly traded, and the ability of a shareholder or Member to liquidate their shares or Interests, respectively, is subject to a tender offer program or early redemption program, which may be terminated by each fund at any time.

Interest Rate. With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Proxy Statement/Prospectus, interest rates in the United States are at or near historic lows, which may increase the funds’ exposure to risks associated with rising interest rates.

Liquidity. If a security is illiquid, the fund might be unable to sell the security at a time when the fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the fund could realize upon disposition. The fund may make investments that become less liquid in response to market developments or adverse investor perception. The fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund.

Macroeconomic Risk. Economic activity in the United States was impacted by the global financial crisis of 2008 and has yet to fully recover. These conditions may make it more difficult for the fund achieve its investment objectives.

Small to Mid-Cap Risk. Small to medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.

Additional risks to which Acquiring Fund is subject

Regulated Investment Company Risk. The Acquiring Fund has elected to be taxed as a “regulated investment company” or “RIC.” To satisfy the requirements for taxation as a RIC, the Acquiring Fund must meet certain diversification requirements and must distribute a percentage of any taxable income it generates in any year. Any failure to meet the requirements for taxation as a RIC would cause the Acquiring Fund to be taxed as an association, which would require the Acquiring Fund to pay taxes on any corporate income. In such case, taxes would also be payable by shareholders on any distributions from the Acquiring Fund.

Expense Ratio. The Acquiring Fund currently pays a higher management fee and has a higher operating expense ratio (excluding management fees) than the Target Fund. However, as the Acquiring Fund gets larger, its operating expense ratio should decline to the point that it is less than the Target Fund’s operating expense ratio. Furthermore, the Target Fund currently has an artificially low expense ratio because the Target Fund Manager covers certain expenses which are normally borne by an investment fund, and there is no assurance that the Target Fund Manager will agree to continue to manage the Target Fund on such favorable terms after its term expires.

Additional risks to which Target Fund is subject

Reinvestment Risk. The Target Fund was formed with a term of three years after the date the Target Fund first accepted capital from a third party, which term ended on July 29, 2014. If the Reorganization is not approved, and Target Fund Members do not approve an extension of the term of the Target Fund, the Target Fund will have to liquidate and distribute the proceeds to its Members. Target Fund Members will experience certain risks in reinvesting the liquidation proceeds in an investment that generates similar returns, including that Target Fund Members would likely have to pay commissions on any reinvestment of their liquidation proceeds.

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Extension of Term. If the Reorganization is not approved, there is a risk that the Target Fund Manager may not agree to extend the term of the Target Fund unless the terms under which it is paid to manage the Target Fund are revised. The Target Fund currently has an artificially low expense ratio because the Target Fund Manager covers certain expenses which are normally borne by an investment fund. If the Target Fund Manager only agrees to extend the term if it is compensated for management services at market rates, the returns to investors will likely decrease.

Management of the Acquiring Fund

The Acquiring Fund’s Board of Directors (the “Board”) oversees the management of the business and affairs of the Acquiring Fund. The Acquiring Fund’s Board approves all significant agreements between the Acquiring Fund and persons or companies furnishing services to it, including the Acquiring Fund's agreements with its investment adviser, VII Peaks. The Board, in turn, elects the officers of the Fund, who are responsible for administering the day-to-day operations of the Fund.  The Board is responsible for the overall supervision of the operations of the Acquiring Fund’s portfolio and performs the various duties imposed on the directors of investment companies by the 1940 Act and under applicable state law. Actual management of the Acquiring Fund’s portfolio is handled by an investment committee of three individuals.

The following table provides the name, address and principal occupation of the principal executive officers and Independent Directors of the Acquiring Fund.  The current Independent Directors and officers of the Fund, their dates of birth, positions with the Fund, terms of office with the Fund and length of time served, their principal occupations for the past five years and other directorships are also set forth in the table below.

Independent Directors

Name, Address And Age	Position with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Other Directorships Held
Jeya Kumar (59)	Director	Until 2016; Since January 2012.

Advisor at MediaLink Singapore since July 2013; CEO (Asia Pacific) for IPSoft Inc. from November 2011 to July 2013; Advisor at Patni Computer Systems, Ltd. from May 2011 to November 2011; CEO of Patni Computer Systems, Ltd. from February 2009 to May 2011; formerly Chief Executive Officer of MphasiS Limited (2008 to 2009)

None
Amit Mahajan (38)	Director	Until 2015; Since March 2012.	Director at PineBridge Investments since 2005	PineBridge Investments
Robert Winspear (48)	Director	Until 2017; ; Since January 2012.	President of Winspear Investments, LLC since 2002	Alpha Financial Technologies/EAM Corporation

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Interested Directors and Executive Officers

Name, Address And Age	Position with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Other Directorships Held
Gurpreet S. Chandhoke (40)	Chairman of the Board, Chief Executive Officer	Until 2015; Since August 2011.

Managing Partner and Chief Investment Officer of VII Peaks Capital, LLC (April 2009 to present); Senior Vice President of Deutsche Bank Technology Investment Banking Group (August 2006 to February 2009)

None.
Michelle Kleier (47)	Chief Financial Officer, Treasurer and Secretary	Indefinite Term, Since March 2015

As Vice President of Compliance for VII Peaks Capital, LLC since August 2014; Chief Compliance Officer at KBR Capital Markets from April 2013 to September 2013; Chief Financing Officer of real estate fund manager from July 2012 to April 2013; Chief Operating Office of broker dealer from May 2006 to December 2012; instructor and tutor in securities licensing review courses since 1998.

None.
Emily Silva (50)	Chief Compliance Officer	Indefinite Term; Since May 2014	Director at Cipperman Compliance Services (February 2014 to present); Various positions at The Vanguard Group from 1999 to January 2014, including Advertising Compliance Manager.	None.
Garima Kakani (29)	Controller	Indefinite Term, Since March 2015	Senior Analyst with VII Peaks Capital, LLC since December 2013; Manager of Reporting and Analytics with KBR Capital Markets from March 2011 to September 2013; Various positions at D.E. Shaw (Indian branch) from March 2007 to September 2009.	None

The day-to-day management of, and investment decisions for, the Acquiring Fund are made by an investment committee composed of Gurpreet S. Chandhoke, Stephen F. Shea and Bhavin Shah. This same team will manage the Acquiring Fund following consummation of the Reorganization. Biographical information regarding the members of the investment committee is provided below.

Gurpreet (Gurprit) S. Chandhoke

Mr. Chandhoke has been the Acquiring Fund’s Chief Executive Officer and President since its inception. Mr. Chandhoke has also been a Managing Partner and Chief Investment Officer of VII Peaks since its inception in April 2009. From August 2006 to February 2009, Mr. Chandhoke was Senior Vice President of Deutsche Bank Technology Investment Banking Group in San Francisco. From August 2005 to August 2006, Mr. Chandhoke worked for UBS Investment Bank as an Associate Director.

Mr. Chandhoke has more than eleven years investment banking experience. Mr. Chandhoke led several different types of debt issuances and restructuring discussions and transactions with technology companies and financial sponsors while at Deutsche Bank and UBS Investment Bank. During his tenure at both institutions he also participated in diverse corporate finance and M&A transactions in the internet, enterprise software and infrastructure and communications technology sectors. Mr. Chandhoke’s responsibilities at Deutsche Bank and UBS Investment Bank also involved the issuance of debt securities ranging from bank debt, corporate debt, high yield and convertible debt securities. Mr. Chandhoke also worked on corporate finance transactions ranging from mergers and acquisitions, initial public offerings, follow-on offerings, debt issuances and recapitalizations at both Deutsche Bank and UBS Investment Bank.

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Mr. Chandhoke received a Master of Business Administration in Finance and Entrepreneurship from the Wharton School of Business. Mr. Chandhoke also received a Master Degree of Science in Electrical Engineering and a Master Degree of Science in Mechanical Engineering from the University of Minnesota and a Bachelor’s Degree in Electrical Engineering from the Government College of Engineering, University of Pune, India. Mr. Chandhoke was chosen as a J.N. Tata Scholar to pursue his graduate studies in the United States.

Mr. Chandhoke’s broad and extensive investment banking experience and involvement in a number of diverse corporate finance and M&A transactions as well as his experience as Chief Investment Officer for VII Peaks supports his appointment to the board of directors.

Stephen F. Shea

Mr. Shea has been a Managing Partner of VII Peaks since August 2009. Prior to joining VII Peaks, Mr. Shea worked as a consultant with investment banking and venture/private equity teams and helped registered investment advisers integrate and build out offerings into distribution channels with his long standing connections at a number of wire houses. Mr. Shea also advised hedge funds on new seeding opportunities in the commodities/futures space. Prior to his consulting work, from October 2005 to March 2007, Mr. Shea was Vice President of Institutional Sales RIA Team for Fidelity Investments in San Francisco, spending the majority of his time as a director of sales for Institutional Investment Managers, RIA wealth management teams and banks and trust companies. In addition, Mr. Shea was responsible for the signing, business development and retention of SEC registered RIA relationship in San Francisco and the Pacific Northwest. Prior to working for Fidelity Investments, Mr. Shea worked for Wentworth, Hauser and Violich Investment Counsel. At Wentworth, Mr. Shea was a member of Stock Selection and Investment Policy committees. He co-developed an open architecture WRAP, Sub-Advised, RIA platform. Before that, from December 1999 to March 2001, Mr. Shea worked at Deutsche Bank/Alex Brown. At Deutsche Bank/Alex Brown, Mr. Shea acted as a lead broker for many of the top technology executives.

Mr. Shea holds a Bachelor of Science in Business and Finance from St. Mary’s College in California.

Bhavin Shah

Mr. Shah has spent the last 15 years in the investment management and private equity arenas. Mr. Shah's investments have ranged from publicly-traded debt securities and structured fixed income investments to purchases of hard and soft-asset portfolios and in- and/or out-of-court recapitalizations/buyouts. Prior to rejoining VII Peaks in April 2014, Mr. Shah previously served on the Investment Committee of VII Peaks from August 2012 to August 2013.

Mr. Shah was a Managing Director at Mount Kellett Capital Management from 2008 to 2010, a multi-strategy investment firm focused on global distressed, special situations and opportunistic investing. From 2010 to present, Mr. Shah has largely focused on personally investing in various special situations opportunities. From 2006 to 2008, Mr. Shah served as a Managing Director of Oak Hill Advisors, a $10 billion credit-oriented investment firm. Prior to this, Mr. Shah was a Principal/Vice President with the Carlyle Group's distressed and special situation arm, and led the firm's investment sourcing, structuring and execution efforts from 2002 to 2006.

Prior to earning his MBA from the Harvard Business School, Mr. Shah worked with Morgan Stanley's Princes Gate Investors. He also invested in cross-border infrastructure and technology opportunities at Soros Fund Management, and led engagements and helped open and grow the India offices at McKinsey and Company. In addition, Mr. Shah served at The White House as a Legislative Assistant to the President after graduating from the University of Michigan in Ann Arbor with Dual Bachelor of Arts degrees in Economics and Political Science with honors and distinction.

Management of the Target Fund

The Target Fund is managed by VII Peaks-KBR R Fund I Management, LLC (the “Target Fund Manager”), which is wholly owned by VII Peaks. VII Peaks is also the investment advisor to the Acquiring Fund. VII Peaks has been in the investment advisory business since 2009, and managed approximately $66.1 million in assets as of December 31, 2014, including approximately $48.6 million in assets of the Acquiring Fund and the Target Funds. VII Peaks is located at 4 Orinda Way, Suite 125-A, Orinda, CA 94563. Messrs. Chandhoke and Shea are the principal shareholders of VII Peaks.

6

Comparison of Fees Paid by Both Funds

Base Advisory Fees. The Acquiring Fund pays a base investment advisory fee to VII Peaks. The Target Fund pays a base investment advisory fee to the Target Fund Manager. The advisory contracts between the Target Fund and the Target Fund Manager, and between the Acquiring Fund and VII Peaks, provide for the following advisory fees, expressed as an annual percentage of net assets as of the end of each month:

Target Fund
1.5% on net assets, payable only after the Members have received distributions of 8.0% year-to-date on their original capital contributions.

Acquiring Fund
2.00% of net assets up to $100 million
1.75% of net assets greater than $100 million but not greater than $250 million
1.50% of net assets greater than $250 million

Fees Paid only by Acquiring Fund

Incentive Fee on Net Investment Income. The Acquiring Fund pays VII Peaks an incentive fee on net investment income that is calculated and payable quarterly in arrears based upon the Acquiring Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter. This incentive fee is equal to 20% of the pre-incentive fee net investment income, but is subordinated to a return on adjusted capital equal to 2.0% per quarter (an annualized rate of 8.0%). No subordinated incentive fee on net investment income is payable in any calendar quarter in which pre-incentive fee net investment income does not exceed the preferred quarterly return of 2.0% on adjusted capital. For any calendar quarter in which the pre-incentive fee net investment income exceeds 2.0% of adjusted capital, the subordinated incentive fee on income equals 20.0% of pre-incentive fee net investment income, if any, that exceeds 2.0%. The Target Fund does not pay the Advisor an incentive fee in net investment income.

Incentive Fee on Capital Gains. The Acquiring Fund pays VII Peaks an annual incentive fee calculated based on any capital gains from liquidated investments. This incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of VII Peak’s investment advisory agreement) in an amount equal to 20.0% of the Acquiring Fund’s incentive fee on capital gains, which will equal its realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, less all realized capital losses and unrealized capital depreciation on a cumulative basis, and less the aggregate amount of any previously paid capital gains incentive fees. The Target Fund does not pay the Advisor an incentive fee in capital gains.

Fees Paid only by Target Fund

Performance Fee. The Target Fund pays the Target Fund Manager a performance fee as follows:

•	20% of any distributions after Members have received the return of their capital and a non-compounded, cumulative return of 10%; and
•	40% of any distributions after Members have received the return of their capital and a non-compounded, cumulative return of 15%.

VII Peaks and the Target Fund Manager may from time to time voluntarily waive all or a portion of their respective fees. Any such voluntary waiver of fees and/or expense reimbursements may be discontinued by the VII Peaks or the Target Fund Manager at any time.

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Comparison of Expenses Incurred by Both Funds

The following tables are intended to assist you in understanding the costs and expenses that investors in the Acquiring Fund and the Target Fund bear directly or indirectly and, based on the assumptions set forth below, the pro forma costs and expenses estimated to be incurred by the Acquiring Fund in the first year assuming the Acquiring Fund acquires the Target Fund and also assuming the Acquiring Fund acquires at the same time VII Peaks Co-Optivist B Fund I, LLC, and VII Peaks Co-Optivist B Fund II, LLC (collectively referred to as the “Target Funds”). The Funds caution you that some of the percentages indicated in the table below are estimates and may vary. The percentages for the Acquiring Fund are based on its expected operating results for the fiscal year ended December 31, 2015 based upon expected growth in its net assets as a result of the issuance of common share in its continuous offering. The percentages for each Target Fund are based on its operating results for the year ended December 31, 2014.

	Actual		Pro Forma
	Target Fund	Acquiring Fund (Est.)(1)	Acquiring Fund (assuming merger with Target Fund)(1)	Acquiring Fund (assuming merger with the Target Funds)(1)
Shareholder/Member Transaction Expenses
Sales Load (as a percentage of offering price) (2)	None	None	None	None
Offering Expenses (3)	None	1.5%	1.5%	1.5%
Dividend Reinvestment Plan Fees (4)	None	None	None	None
Total Shareholder/Member Transaction Expenses

Annual Fund Operating Expenses As a Percentage of Net Assets (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (5)	1.8%	2.0%	2.0%	2.0%
Incentive Fees (6)	-	-	-	-
Interest Payments on Borrowed Funds (7)	None	None	None	None
Other Expenses (8)	7.6%	2.1%	2.2%	2.1%
Total Annual Operating Expenses	9.4%	4.1%	4.2%	4.1%

(1)	Estimates for the Acquiring Fund assume that its net assets are $50 million at the beginning of the 12 month period beginning on May 1, 2015, that it sells $22 million worth of its shares of common stock during the 12 month period beginning on May 1, 2015, that its net offering proceeds from such sales equal $20 million, that its ending net assets are $70 million, and that its average net assets during such period equal one-half of the difference between the beginning and ending net asset values for such 12 month period, or $60 million. Actual expenses will depend on the number of shares of common stock its sells in its continuous offering. For example, if it were to raise proceeds significantly less than this amount over the next twelve months, its expenses as a percentage of its average net assets would be significantly higher. There can be no assurance that the Acquiring Fund will sell $22 million worth of its shares during the twelve months following May 1, 2015.

(2)	On sales of shares in its continuous offering, the Acquiring Fund charges selling commissions of 7% of the gross proceeds from sales made by selected dealers and 3% for dealer manager fees. However, selling commissions and dealer manager fees are not paid in connection with the purchase of shares pursuant to the distribution reinvestment plan. The table does not include any sales load (underwriting discount or commission) that shareholders may have paid in connection with their purchase of Acquiring Fund shares or Target Fund Interests.

(3)	Under the Acquiring Fund’s investment advisory agreement with VII Peaks, VII Peaks incurs organization and offering expenses on the Acquiring Fund’s behalf and is entitled to reimbursement from the Acquiring Fund to the extent of 1.5% of the Acquiring Fund’s gross offering proceeds.

(4)	The expenses of the Acquiring Fund’s dividend reinvestment plan are included in "Other expenses."

(5)	The Acquiring Fund’s base management fee is calculated as a percentage of net assets as set forth below and payable monthly in arrears:

• 2.00% if net assets are below $100 million;
• 1.75% if net assets are between $100 million and $250 million; and
• 1.50% if net assets are above $250 million.

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For purposes of the “Fees and Expenses” Table, it is assumed that the Acquiring Fund’s net asset value at the end of the 12-month period following the Reorganizations is less than $100 million. As a result, we have estimated the Acquiring Fund’s base management fee to be 2.0% of net assets.

(6)	We have assumed that VII Peaks will be entitled to aggregate incentive fees of $0 over the 12-month period following the Reorganizations, based on the Acquiring Fund’s operating results for the nine months ended September 30, 2014 and the weighted average interest rate of investments in its investment portfolio. The incentive fee has two parts. The first part, which is referred to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears based upon the Acquiring Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter. The subordinated incentive fee on income will be 20% of pre-incentive fee net investment income subject to a quarterly return to investors, expressed as a rate of return on adjusted capital at the beginning of the most recently completed calendar quarter, of 2.0% (8.0% annualized). “Adjusted capital” shall mean cumulative gross proceeds generated from sales of its common stock (including its distribution reinvestment plan) reduced for distributions to investors of proceeds from non-liquidating dispositions of the Acquiring Fund’s investments and amounts paid for share repurchases pursuant to the Acquiring Fund’s tender offer program.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, will be an incentive fee on capital gains earned on liquidated investments from the portfolio and will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement). This fee will equal 20.0% of the Acquiring Fund’s incentive fee capital gains, which will equal its realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees.

(7)	The Acquiring Fund has no current intention to incur leverage until at least June 30, 2015.

(8)	Other Expenses, or expenses incurred in connection with administering the applicable Fund’s business, consist of accounting, legal and auditing fees, the reimbursement of its chief financial officer and related staff and expenses incurred in connection with hedging its investment portfolio, but do not include offering expenses or management and incentive fees due VII Peaks or the Target Fund Manager. We estimate that the Acquiring Fund’s Other Expenses will equal 2.12% as a percentage of average net assets, based on Other Expenses of approximately $1.27 million in the fiscal year ended December 31, 2014. The estimate of Other Expenses for each Target Fund is based on the operating expenses incurred by each Target Fund in the fiscal year ended December 31, 2014.

Fees and Expenses Example

The following example, using the actual and pro forma operating expenses for the year ended December 31, 2014, is intended to help you compare the costs of investing in the Acquiring Fund pro forma after the Reorganization with the expected costs of investing in each of the Target Fund and the Acquiring Fund without the Reorganization. The example assumes that you invest $1,000 in each of the Target Fund and the Acquiring Fund for the time period indicated and that you redeem all of your shares at the end of each period. The example also assumes that your investments have a 5% return each year and that each of the Target Fund’s and the Acquiring Fund’s operating expenses remain the same each year. The example assumes that shareholders in the Target Funds do not pay any commission on the acquisition of shares in the Acquiring Fund. Although your actual returns may be higher or lower, based on these assumptions your costs would be:

	Actual		Pro Forma	Pro Forma
	Target Fund	Acquiring Fund	Acquiring Fund (assuming merger with Target Fund)	Acquiring Fund (assuming merger with all Target Funds)
Total operating expenses assuming redemption at the end of the period
One Year	$96	$42	$42	$42
Three Years	$275	$128	$128	$127
Five Years	$438	$215	$214	$213
Ten Years	$784	$438	$437	$436

9

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares or Interests are held in a taxable account. These costs, which are not reflected in Total Annual Operating Expenses or in the Example, affect the Funds’ performance. During the fiscal year ended December 31, 2014, the Acquiring Fund’s and the Target Fund’s portfolio turnover rates were 36.08% and 34%, respectively, of the average value of their portfolios.

Pricing of Shares

The price at which the Acquiring Fund’s shares will be issued in the Reorganization will be equal to the net asset value of its shares, as most recently published prior to the Closing Date.

The Acquiring Fund determines the net asset value of its investment portfolio each quarter. Securities that are publicly-traded are valued at the reported closing price on the valuation date. Securities that are not publicly-traded are valued at fair value as determined in good faith by its board of directors. In connection with that determination, VII Peaks prepares portfolio company valuations using relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, the most recent portfolio company financial statements and forecasts, and valuations prepared by third-party valuation services.

Investments are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount (discounted) calculated based on an appropriate discount rate. The measurement is based on the net present value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that the Acquiring Fund may take into account in fair value pricing its investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, the principal market and enterprise values, among other factors.

The Acquiring Fund has adopted Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 820, Fair Value Measurements and Disclosures (formerly Statement of Financial Accounting Standards No. 157, Fair Value Measurements ), which defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements.

ASC Topic 820 clarifies that the exchange price is the price in an orderly transaction between market participants to sell an asset or transfer a liability in the market in which the reporting entity would transact for the asset or liability, that is, the principal or most advantageous market for the asset or liability. The transaction to sell the asset or transfer the liability is a hypothetical transaction at the measurement date, considered from the perspective of a market participant that holds the asset or owes the liability. ASC Topic 820 provides a consistent definition of fair value which focuses on exit price and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. In addition, ASC Topic 820 provides a framework for measuring fair value and establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels of valuation hierarchy established by ASC Topic 820 are defined as follows:

Level 1:  Quoted prices in active markets for identical assets or liabilities, accessible by the Company at the measurement date.

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Level 2:  Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

Level 3:  Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement.

The Target Fund has identical valuation policies as the Acquiring Fund. As a result, there will be no material change to the value of the Target Fund’s assets because of the Reorganization.

Comparison of Purchase Procedures and Exchange Rights

The Acquiring Fund is offering up to 75,000,000 shares of its common stock on a continuous basis at an initial offering price of $9.75 per share pursuant to a public offering registered under the Securities Act of 1933. The Acquiring Fund holds closings on a semi-monthly basis. The initial minimum permitted purchase is $5,000. Additional purchases must be made in increments of $500, except for purchases made pursuant to the distribution reinvestment plan.

The Acquiring Fund pays selling commissions of 7% of the gross proceeds from sales made by selected dealers and 3% for dealer manager fees to Axiom Capital Management, Inc., the dealer manager (“Axiom”). However, the Acquiring Fund may waive or reduce the fees and expenses in connection with any sale of its shares that will represent a discount to the price at which its securities are offered to the public, provided that the amount of net proceeds to the Acquiring Fund is not affected by these discounts.

For example, the selling commission and the dealer manager fee may be reduced or waived on the following categories of sales:

•	sales to the Acquiring Fund’s executive officers and directors and their immediate family members, as well as officers and persons associated with VII Peaks and its members and their affiliates and their immediate family members (including spouses, parents, grandparents, children and siblings),
•	sales to joint venture partners, consultants and other service providers,
•	sales to investors who purchase more than $500,000 of shares, for which a volume discounts applies,
•	distribution reinvestment plan sales,
•	sales to certain institutional investors,
•	sales through investment advisers or banks acting as trustees or fiduciaries,
•	sales to employees of certain selected dealers,
•	sales made by certain selected dealers at the discretion of Axiom,
•	sales in wrap accounts managed by selected dealers or their affiliates, and sales in managed accounts that are managed by selected dealers or their affiliates.

Subscriptions are effective only upon the Acquiring Fund’s acceptance, and the Acquiring Fund reserves the right to reject any subscription in whole or in part. Subscriptions will be accepted or rejected within 30 days of receipt and, if rejected, all funds or unexecuted transfer instructions will be returned to subscribers without deduction for any expenses within ten business days from the date the subscription is rejected. The Acquiring Fund is not permitted to accept a subscription for shares of its common stock until at least five business days after the date an investor receives the prospectus for the public offering.

The Target Fund is not currently offering its Interests for sale.

Neither the Acquiring Fund nor the Target Fund offer any exchange rights to their shareholders or Members, respectively.

11

Comparison of Redemption Procedures

Acquiring Fund

The Acquiring Fund does not currently intend to list its shares on any securities exchange and does not expect a public market for them to develop in the foreseeable future. Therefore, shareholders should not expect to be able to sell their shares promptly or at a desired price. Beginning with fourth calendar quarter of 2013, and on a quarterly basis thereafter, the Acquiring Fund began a quarterly program to offer to repurchase shares of its common stock at a price equal to 90% of its offering price on the date of repurchase. The Acquiring Fund currently intends to limit the number of shares to be repurchased during any calendar year to 20% of the weighted average number of shares outstanding in the prior calendar year, or 5.0% in each quarter.

The following table reflects certain information regarding the quarterly tender offers that it has conducted to date:

For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares (in thousands)
December 31, 2013	December 12, 2013	548	100%	$9.135	$5
March 31, 2014	March 14, 2014	550	100%	$9.135	$5
June 30, 2014	June 27, 2014	34,025	100%	$9.135	$319
September 30, 2014	September 30, 2014	38,482	100%	$9.000	$346
December 31, 2014	December 30, 2014	6,061	100%	$8.775	$55

The Acquiring Fund’s quarterly repurchases will continue to be conducted on such terms as may be determined by its board of directors in its complete and absolute discretion unless, in the judgment of the independent directors of its board of directors, such repurchases would not be in the best interests of its stockholders or would violate applicable law. It will conduct such repurchase offers in accordance with the requirements of Rule 13e-4 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and the 1940 Act. In months in which it repurchases shares, it will conduct repurchases on the same date that it holds a semi-monthly closing for the sale of shares in this offering.

Target Fund

The Target Fund Manager may, but is not obligated to, implement an early redemption program (the “Early Redemption Program”) on behalf of the Target Fund pursuant to which Target Fund Members who have held Interests for at least 12 months will be allowed to redeem their Interests, on a first-come, first-served basis, for cash at a price equal to the net asset value per Interest as of the date of the relevant redemption, minus (i) a redemption fee in an amount equal to 3% of the net asset value of the Interests so redeemed, plus (ii) in the event the Target Fund Members have not received, for the then-current fiscal year, a return on their Notional Capital Contributions (calculated as of the date of redemption) equal to or greater than 7.5%, an amount equal to the accrued but unpaid management fee attributable to such redeemed Interests. In the event the Target Fund Members have received, for the then-current fiscal year, a return on their Notional Capital Contributions (calculated as of the date of redemption) equal to or greater than 7.5%, an amount equal to the accrued but unpaid management fee attributable to such redeemed Interests shall be paid to the Target Fund Manager at the time of such redemption.

In the event the Target Fund Manager implements the Early Redemption Program, the Target Fund shall redeem Interests on a monthly basis beginning with the first calendar month following the one-year anniversary of the termination of the offering Interests by the Target Fund (the “Offering Termination Date”); provided, however, that the Target Fund Manager shall be authorized to limit redemptions in order to prevent the Target Fund from becoming a publicly traded partnership taxable as a corporation; and provided further, that the annual maximum amount of redemptions under the Early Redemption Program shall, unless approved by the Target Fund Manager in its discretion, be limited to 20% of the aggregate value of the Interests outstanding as of the anniversary of the Offering Termination Date that immediately precedes the relevant redemption request. Under the Early Redemption Program, if implemented by the Target Fund Manager, (i) the Target Fund Manager will not accept partial redemption requests, (ii) redemption requests must be provided in writing to the Target Fund Manager at least fifteen (15) days prior to the intended redemption date; and (iii) redemption payments for requests received within 15 days of the end of the month will be paid at the end of the month following the month in which the redemption request is received by the Target Fund Manager.

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To date, the Target Fund Manager has not implemented the Early Redemption Program.

Comparison of Distribution Reinvestment Plans

The Acquiring Fund has adopted an “opt-in” distribution reinvestment plan pursuant to which its shareholders may elect to have the full amount of their cash distributions reinvested in additional shares of common stock. There will be no selling commissions, dealer manager fees or other sales charges to a shareholder who elects to participate in the distribution reinvestment plan. The Acquiring Fund pays the plan administrator’s fees under the plan. Under the plan, the distribution amount due a shareholder will purchase shares of the Acquiring Fund’s common stock at 95% of the price that the shares are sold in the offering at the closing immediately following the distribution date. Shares issued pursuant to its distribution reinvestment plan will have the same voting rights as all other shares of common stock.

The Target Fund does not have a distribution reinvestment plan.

Comparison of Distribution Policies

Acquiring Fund

Since it commenced operations, the Acquiring Fund initiated a policy of declaring semi-monthly distributions at an annual distribution rate of 7.35% per annum of its offering price. It has authorized, declared and paid distributions to its shareholders at that rate on a semi-monthly basis since July 2012. Its distributions historically have not been based on its investment performance. Prior to September 2013, its distributions were supported by its prior manager in the form of operating expense support payments, and a portion of its distributions constituted a return of capital. Since September 2013, the Acquiring Fund has not had an expense support agreement with VII Peaks, its current manager, and as a result a greater portion of its distributions have constituted a return of capital. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from the Acquiring Fund’s investment activities, and constitutes the return of capital previously paid to the Acquiring Fund for shares of its common stock.

The following table shows the percentage of the Acquiring Fund’s distributions which have been funded from net investment income, realized capital gains and paid in capital since the inception of operations:

Period	Per Share	Net Investment Income	Realized Gains from Investments	Return of Capital
July 12, 2012 – September 30, 2012	$0.183750	64%	0%	36%
October 1, 2012 – December 31, 2012	$0.260750	59%	0%	41%
January 1, 2013 – March 31, 2013	$0.262586	67%	13%	20%
April 1, 2013 – June 30, 2013	$0.186504	77%	14%	9%
July 1, 2013 – September 30, 2013	$0.186504	51%	10%	39%
October 1, 2013 – December 31, 2013	$0.186504	4%	47%	49%
January 1, 2014 – March 31, 2014	$0.186504	20%	13%	67%
April 1, 2014 – June 30, 2014	$0.186504	46%	0%	54%
July 1, 2014 – September 30, 2014	$0.184668	17%	3%	80%
October 1, 2014 – December 31, 2014	$0.181450	13%	6%	81%

The Acquiring Fund expects to continue paying distributions at the same distribution rate, and that a substantial part of those distributions will constitute a return of capital for the foreseeable future. Its distributions will continue to constitute a return of capital until its net investment income is sufficient to support its distribution rate, which will probably not occur until VII Peaks enters into an expense support agreement with the Acquiring Fund, or its assets increase enough to lower its expense ratio, which it does not expect to occur until it has more than $100 million in assets, neither of which may ever occur.

There can be no assurance that the Acquiring Fund will be able to sustain distributions at any particular level.

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Target Fund

The Target Fund has paid monthly distributions of 8.0% of the Notional Capital Contribution of each Member since its inception. A Member’s “Notional Capital Contribution” consists of its original capital contribution without giving effect to any sales commission paid by the Target Fund therefrom, plus the Other Discount offered to some Members. The “Other Discount” was a discount of 5% of the purchase price of Interests offered to some investors in the Target Fund. The distributions paid by the Target Fund have not been supported by its investment performance, and some portion has constituted a return of capital to investors.

Financial Highlights of Acquiring Fund

The following is a schedule of financial highlights for the years ended December 31, 2014 and 2013 for the Acquiring Fund:

	For the year ended December 31, 2014	For the year ended December 31, 2013

Per share data:
Net asset value, beginning of period	$8.69	$8.77

Results of operations (1)
Net investment income	0.17	0.35
Net realized gain on investments	0.04	0.18
Net unrealized loss on investments	(1.46)	(0.23)
Net increase(decrease) in net assets resulting from operations	(1.25)	0.30

Stockholder distributions (2)
Distributions from net investment income	(0.17)	(0.35)
Distributions from realized gains	(0.04)	(0.18)
Distributions from capital	(0.52)	(0.26)
Net decrease in net assets resulting from stockholder distributions	(0.73)	(0.79)

Capital share transactions
Impact from issuance of common stock (3)	0.60	0.41
Net increase in net assets resulting from capital share transactions	0.60	0.41
Net asset value, end of period	$7.31	$8.69
Shares outstanding at end of period	5,546,292	3,151,376
Total return (5)	(9.10)%	7.51%
Ratio/Supplemental data:
Net assets, end of period (in thousands)	$40,549	$27,373
Average net assets (in thousands)	$36,568	$21,359
Ratio of net investment income to average net assets (4)(7)	2.00%	3.50%
Ratio of operating expenses to average net assets (4)(7)	6.92%	4.27%
Ratio of expenses reimbursed to average net assets (7)	-	3.63%
Portfolio turnover ratio (6)	36.08%	59.80%

(1)	The per share amounts were derived by using the weighted average shares outstanding during the period. There was no expense waiver and reimbursement for the year ended December 31, 2014. Net investment income per share excluding the expense reimbursements equals ($0.06) for the year ended December, 31, 2013.
(2)	The per share data for distributions reflects the actual amount of distributions declared per share during the period.
(3)	The issuance of common stock on a per share basis reflects the incremental net asset value changes as a result of the issuance of shares of common stock in the Fund’s continuous offering.

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(4)	The ratios are after giving effect to amounts reimbursed by the Manager under an expense reimbursement agreement. For the year ended December 31, 2014 there was no expense waiver and reimbursement. For the year ended December 31, 2013, excluding the expense reimbursement, the ratio of net investment income and operating expenses to average net assets is (0.14)% and 7.90%, respectively.
(5)	Total return is calculated assuming a purchase of shares at the current net asset value on the first day and a sale at the current net asset value on the last day of the periods reported. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the DRIP. For the year ended December 31, 2014 there was no expense reimbursement. The total return based on net asset value for the year ended December 31, 2013, includes the effect of the expense reimbursement which equaled 3.63%.
(6)	Portfolio turnover rate is calculated using the lesser of year-to-date sales or purchases over the average of the invested assets at fair value. Not annualized.
(7)	Ratios are annualized based on average net assets during the period.

Comparison of Taxation of Acquiring Fund and Target Fund

Acquiring Fund

The Acquiring Fund has elected to be treated for federal income tax purposes as a regulated investment company, or RIC, under Subchapter M of the Code. As a RIC, it generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that it distributes to its shareholders from its tax earnings and profits. To maintain its RIC tax treatment, the Acquiring Fund must meet, among other things, specified source-of-income and asset diversification requirements and distribute annually at least 90% of its ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any.

Distributions by the Acquiring Fund generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of “investment company taxable income” (which is, generally, net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of the Acquiring Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, or Qualifying Dividends, may be eligible for a maximum tax rate of either 15% or 20%, depending on whether the stockholder’s income exceeds certain threshold amounts. In this regard, it is anticipated that distributions paid will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential tax rate applicable to Qualifying Dividends. Distributions of net capital gains (which is generally realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by the Acquiring Fund as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently generally taxable at a maximum rate of 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

The references above to tax rates are those applicable to individuals and certain other non-corporate U.S. stockholders. In addition, individuals and certain other non-corporate U.S. stockholders may be subject to an additional tax of 3.8% on certain categories of passive income and gains, such as taxable distributions from a RIC. Such U.S. stockholders should consult with their tax advisors to determine whether this additional tax will apply to them. U.S. stockholders who are corporations will generally be taxed on capital gains at a maximum marginal federal income tax rate of 35%, but will not be subject to the additional tax of 3.8% on certain categories of passive income and gains. The tax rates described above do not include state, local or foreign tax rates that may be applicable to a stockholder.

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An Acquiring Fund stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of common stock may be disallowed if other shares of common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

Target Fund

The Target Fund has elected to be taxed as a partnership. As a partnership, the Target Fund does not pay U.S. federal income taxes. Instead, it files annual information returns, and each U.S. Holder is required to report on his, her or its U.S. federal income tax return an allocable share of the Target Fund’s income, gains, losses, deductions and credits, without regard to whether the Member receives any corresponding cash distributions. Consequently, a Target Fund Member may be allocated income from the Target Fund even if he, she or it has not received a cash distribution. Each item of income, gain, loss or deduction will generally have the same character and source (either U.S. or foreign) as though the Target Fund Member realized the item directly. Whether such additional allocations will be ordinary income or long-term or short-term capital gain will depend the actual results of the Target Fund’s operations. The Target Fund furnishes Target Fund Members each year with tax information on Internal Revenue Service Schedule K-1, for use by the Target Fund Members in completing their respective tax returns.

Each Target Fund Member will be required to take into account his, her or its distributive share of any items of the Target Fund’s income, gain or loss for purposes of the alternative minimum tax applicable to the Member’s alternative minimum taxable income. A Target Fund Member’s alternative minimum taxable income derived from the Target Fund may be higher than his, her or its share of the Target Fund’s net income. Any non-liquidating distributions by the Target Fund to a Target Fund Member generally will not be taxable to the holder for U.S. federal income tax purposes except to the extent that the distribution consists of cash or marketable securities and the sum of (i) the amount of such cash and (ii) the fair market value of the marketable securities exceeds the holder’s adjusted basis of his, her or its Interests immediately before the distribution. Ordinarily, any such excess will be treated as gain from a sale or exchange of the Target Fund Member’s Interests, taxable in accordance with the rules described below. Any reduction in a Target Fund Member’s share of its liabilities for which no holder bears the economic risk of loss (nonrecourse liabilities‖) will be treated as a distribution of cash to that Target Fund Member.

A Target Fund Member’s basis of his, her or its Interests is important in determining (1) the amount of gain he, she or it will realize on the sale or other disposition of such Interests, (2) the amount of non-taxable distributions (including any decrease in the Target Fund Member’s share of liabilities) that he, she or it may receive from the Target Fund, and (3) the Target Fund Member’s ability to utilize his, her or its distributive share of any of the Target Fund's tax losses. A Target Fund Member’s initial tax basis of its Interests equals the cost for the Interest plus the holder’s share of the Target Fund’s liabilities at the time of purchase. A Target Fund Member’s tax basis of his, her or its Interests generally will be (1) increased by (a) his, her or its allocable share of its taxable income and gain and (b) any additional contributions by the Target Fund Member and (2) decreased (but not below zero) by (a) his, her or its allocable share of its tax deductions and losses and (b) any distributions to the Target Fund Member with respect to such Interests.

If a Target Fund Member sells or exchanges his, her or its Interests, the holder will recognize gain or loss in an amount equal to the difference between the amount realized from the sale or exchange and the holder’s adjusted tax basis for the Interests. A Target Fund Member’s amount realized will be measured by the sum of the cash or the fair market value of other property received plus the holder’s share of the Target Fund’s debt. Because the amount realized includes a Target Fund Member’s share of debt, the gain recognized on the redemption or sale of Interests could result in a tax liability in excess of any cash received from such sale. Gain or loss recognized by a Target Fund Member that holds his, her or its Interests as a capital asset on the date of sale or exchange will generally be treated as capital gain or loss. A portion of this gain or loss, however, will be separately computed and taxed as ordinary income or loss under Section 751 of the Code to the extent attributable to assets giving rise to depreciation, recapture or other “unrealized receivables” or to "inventory" owned by us.

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Comparison of Rights of Acquiring Fund Shareholders and Target Fund Members

Set forth below is a discussion of the material similarities and differences in the rights of shareholders of the Acquiring Fund versus the rights of Members of the Target Fund.

	Acquiring Fund	Target Fund

Governing Law	Delaware	Delaware

Shareholder/Member Liability	Shareholders are not personally liable for the acts or obligations of the corporation.	Members are not personally liable for the acts or obligations of the corporation

Authorized Shares/Interests	200,000,000 shares of common stock, par value $0.001 per share; 50,000,000 shares of preferred stock, par value $0.001 per share.	3,000 Membership Interests issuable at $5,000 per Interest.

Management	Managed by a board of directors of no less than one member and no more than 12 members.	Managed by a Manager

Election of Board	Directors are divided into three classes, with each class serving a three year term. Only one class is up for election at each year’s annual meeting.	No comparable provisions.

Removal of Director/Manager	A director may be removed for cause at an annual or special meeting by the affirmative vote of a majority of all votes entitled to be cast generally for the election of directors.

By Members having 33.33% of percentage interests if the manager is found to be, by final, unappealable judgment, grossly negligent, fraudulent, or to have committed theft, willful misconduct, misappropriation of funds or participated in criminal activity;

By Members having 75% of percentage interests if the manager fails to materially comply with the terms of the operating agreement for the Target Fund or the Delaware Limited Liability Company Act, and such failure has not been cured within thirty (30) days of receipt of written notice from the Members of such failure.

Replacement of Director/Manager who dies, resigns or is removed	By the remainder of the board, with the replacement to hold office until the next annual meeting at which the replacement director’s class is up for election.	In the event the manager is dies, removed or withdraws, Members having at least 50% of percentage interests shall select a replacement manager, and if the Members fail to appoint a replacement manager within 90 days, the Target Fund shall be dissolved.

Annual Meeting	Required.	No requirement for an annual meeting

Special Meeting	By board of directors, the chief executive officer, the president, or upon the request of 10% of outstanding shares.	On the request of the Manager or the request of 10% of the Interests entitled to vote.

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Shareholder/Member Action by Written Consent	Only by unanimous consent of shareholders.	By Members having not less than the minimum number of votes necessary to approve the action.

Term	Perpetual term	Three years from the first sale of Interests to a non-affiliate.

Quorum Requirements	One-third of the outstanding shares.	Majority of outstanding Interests

Voting Requirements

Directors are elected by a plurality of votes cost.

All other matters require the approval of a majority of votes entitled to be cast on the matter, except that the following matters require the approval of two-thirds of votes entitled to be cast on the matter:

•     Any amendment to make the common stock a redeemable security;

•     Any amendment to Sections 4.2, 4.6, 6.1 and 6.2 of the Articles of Incorporation.

50% of percentage interests of outstanding Interests for all matters submitted to a vote of Members.

Indemnification

The Acquiring Fund shall indemnify (i) any individual who is a present or former director or officer and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity, (ii) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or director of any corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (iii) VII Peaks Adviser or any of its affiliates acting as an agent of the Acquiring Fund, provided:

•     The Acquiring Fund has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Acquiring Fund;

•     The indemnitee was acting on behalf of or performing services for the Acquiring Fund;

Target Fund has indemnified the Target Fund Manager, its representatives and affiliates, and the investment committee to the fullest extent provided by law.

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• Such liability or loss was not the result of (A) negligence or misconduct, in the case that the indemnitee is VII Peaks or an affiliate of VII Peaks, or an officer of the Acquiring Fund, VII Peaks or an affiliate of VII Peaks or (B) gross negligence or willful misconduct, in the case that the Indemnitee is a director of the Acquiring Fund (and not also an officer of the Acquiring Fund, VII Peaks or an affiliate of VII Peaks).

Limitation of Liability	None of the directors and officers of are liable to the Acquiring Fund and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action.	None of the Target Fund Manager, its representatives and affiliates, and the investment committee for mistakes of judgment or for any action or inaction in connection with the business conducted by the Company unless such action or inaction constitutes gross negligence or fraud of such person.

Appraisal Rights	None, except in the case of a control share acquisition or	None.

Capitalization

The following table sets forth the capitalization of the Target Fund (unaudited) and the Acquiring Fund (audited), as of December 31, 2014, and the pro forma capitalization of the Acquiring Fund as if the Reorganization occurred on that date. These numbers may differ as of the Closing Date.

	Actual		Pro Forma	Pro Forma
	Target Fund	Acquiring Fund	Acquiring Fund (assuming merger with Target Fund)	Acquiring Fund (assuming merger with all Target Funds)

Net Assets	667,449	40,549,000	41,216,449	48,582,851
Shares Outstanding	210	5,546,292	5,637,586	6,645,162
Net Asset Value per Share	$3,178	$7.31	$7.31	$7.31

The pro forma shares outstanding reflect the issuance by the Acquiring Fund of approximately 91,294 and 1,098,870 shares to acquire all of the assets and liabilities of the Target Fund and all of the Target Funds, respectively, for newly issued shares of the Acquiring Fund at $7.31 per share.

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Comparison of Portfolios of Acquiring Fund and Target Fund

The following table compares certain characteristics of the Acquiring Fund and the Target Fund as of December 31, 2014:

	Acquiring Fund		Target Fund
Net Assets	$40,549 million		$667,449

Sector Diversification	Retail	14.4%	High Tech Industries	15.3%
	Media: Advertising, Printing & Publishing	10.3%	Services: Consumer	13.9%
	Healthcare & Pharmaceuticals	8.8%	Media: Advertising, Printing & Publishing	11.0%
	Services: Consumer	8.6%	Telecommunications	8.9%
	Investments – Money Market	7.7%	Retail	8.5%
	Telecommunications	6.9%	Metals and Mining	7.2%
	Aerospace and Defense	6.9%	Money Market Investments	7.0%
	Metals & Mining	6.7%	Energy: Oil & Gas	6.5%
	Consumer Goods: Durable	6.6%	Healthcare & Pharmaceuticals	5.9%
	Energy: Oil & Gas	6.2%	Consumer Goods: Durable	3.7%
	Services: Business	3.5%	Automobile	3.5%
	Automobile	3.3%	Beverage, Food & Tobacco	2.7%
	Media: Broadcasting & Subscription	3.0%	Hotel, Gaming & Leisure	2.7%
	High Tech Industries	2.1%	Environmental Industries	1.8%
	Environmental Industries	2.0%	Aerospace and Defense	1.5
	Hotel, Gaming & Leisure	1.7%
	Beverage, Food & Tobacco	1.4%

	Total	100.0%		100.0%

Top Ten Holdings	Cash - Money Market	7.7%	Hutchinson Technology Inc.	15.1%
	Accuride	3.6%	Aspect Software Inc.	7.8%
	Cenveo	3.5%	Money Market Investments	7.2%
	Central Garden and Pet Co.	3.5%	APX Group Inc.	7.5%
	Bon-ton Department Stores, Inc.	3.4%	Education Management LLC	4.2%
	EuraMax International, Inc.	3.4%	Endeavour International	4.1%
	Ryerson Inc./Joseph T Ryerson & Son, Inc.	3.4%	Ryerson, Inc.	2.3%
	Cambrium Learning Group, Inc.	3.3%	Radiation Therapy Services Inc.	3.8%
	UCI International Inc	3.3%	Armored Autogroup, Inc. 9.25%	3.7%
	Kratos Defense & Security Solutions, Inc.	3.3%	American Media, Inc.	3.2%

Description of Securities to be Issued

The Acquiring Fund’s authorized stock consists of 250,000,000 shares of stock, par value $0.001 per share, of which 200,000,000 shares are classified as common stock and 50,000,000 shares are classified as preferred stock. There is currently no market for the Acquiring Fund’s common stock, and a market for its shares is not expected to develop in the future. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, the Acquiring Fund’s stockholders generally will not be personally liable for its debts or obligations.

Common Stock

Under the terms of the Acquiring Fund’s charter, all shares of its common stock will have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of its common stock if, as and when authorized by its board of directors and declared by us out of funds legally available therefor. Except as may be provided by the board of directors in setting the terms of classified or reclassified stock, shares of its common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of its liquidation, dissolution or winding up, each share of its common stock would be entitled to share ratably in all of its assets that are legally available for distribution after it pays all debts and other liabilities and subject to any preferential rights of holders of its preferred stock, if any preferred stock is outstanding at such time. Each share of its common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as may be provided by the board of directors in setting the terms of classified or reclassified stock, and subject to the express terms of any class or series of Preferred Stock, the holders of its common stock possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a plurality of the outstanding shares of common stock at which a quorum is present will be able to elect all of its directors, provided that there are no shares of any other class or series of stock outstanding entitled to vote in the election of directors, and holders of less than a plurality of such shares will be unable to elect any director.

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Preferred Stock

Under the terms of the Acquiring Fund’s charter, its board of directors, with approval from a majority of its independent directors, is authorized to issue shares of preferred stock in one or more series without stockholder approval. The board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, distribution rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock.

Preferred stock could be issued with rights and preferences that would adversely affect the holders of common stock. Preferred stock could also be used as an anti-takeover device. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to its common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of its total assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. The Acquiring Fund believes that the availability for issuance of preferred stock will provide it with increased flexibility in structuring future financings and acquisitions.

Other Service Providers

VII Peaks provides administrative personnel and services necessary to operate the Funds and receives a management fee from each Fund.

U.S. Bank National Association, One Federal Street, 3rd Floor, Boston, MA 02110, provides custodial services for the Funds.

Phoenix American Financial Services, Inc., 2401 Kerner Blvd, San Rafael, CA 94901, provides transfer agency and distribution paying agency services for the Funds.

Burr Pilger Mayer, Inc., 600 California Street, Suite 600, San Francisco, CA 94108, serves as the Funds’ independent registered public accounting firm.

Governing Law

The Acquiring Fund is an externally-managed, closed-end management company that has that has elected to be treated as a business development company under the Investment Company Act of 1940.

The Acquiring Fund’s organizational documents are filed as part of the Fund’s registration statement with the SEC, and shareholders may obtain copies of such documents as described on page ____ of this Prospectus/Proxy Statement.

INFORMATION ABOUT THE REORGANIZATION

Terms of the Reorganization

Under the Reorganization Agreement, the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund. The Acquiring Fund shares issued to the Target Fund will be issued at the most recently published net asset value of the Acquiring Fund (currently $7.31 per share) prior to the Closing Date. Upon receipt by the Target Fund of Acquiring Fund shares, the Target Fund will distribute the Acquiring Fund shares to Target Fund Members. Then, as soon as practicable after the Closing Date of the Reorganization, the Target Fund will dissolve under applicable state law.

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No sales charge or fee of any kind will be assessed to Target Fund Members in connection with their receipt of Acquiring Fund shares in the Reorganization. However, the Acquiring Fund will pay VII Peaks 1.5% of the value of the Acquiring Fund shares issued in the Reorganization as reimbursement for organization and offering costs borne by VII Peaks in accordance with the Acquiring Fund’s investment advisory agreement with VII Peaks.

Approval of the Reorganization will constitute approval of amendments to any of the fundamental investment restrictions of the Target Fund that might otherwise be interpreted as impeding the Reorganization, but solely for the purpose of and to the extent necessary for consummation of the Reorganization.

The Acquiring Fund and the Target Fund have made certain standard representations and warranties to each other regarding their capitalization, status and conduct of business. Unless waived in accordance with the Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

•	the approval of the Reorganization by the Target Fund’s Members;

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•	the receipt of all necessary approvals, registrations and exemptions under federal and state laws;

•	the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Reorganization Agreement;

•	the effectiveness under applicable law of the registration statement of the Acquiring Fund of which this Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto; and

•	the receipt of an opinion of counsel relating to the taxable nature of the Reorganization (as further described herein under the heading “Material Federal Income Tax Consequences of the Reorganization”).

•	the determination by the Acquiring Fund that the number of Acquiring Fund shares issued to acquire the Target Funds will not require the approval of the shareholders of the Acquiring Fund.

The Reorganization Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the Members of the Target Fund, provided that no such amendment after such approval shall be made if it would have a material adverse effect on the interests of such Target Fund’s Members. The Reorganization Agreement also may be terminated by the non-breaching party if there has been a material misrepresentation, material breach of any representation or warranty, material breach of contract or failure of any condition to closing.

This summary is qualified in its entirety by reference to the form of Reorganization Agreement, a form of which is attached as Appendix A to the Reorganization SAI.

Reasons for the Proposed Reorganization

The Target Fund Manager believes that the Reorganization would be in the best interests of the Target Fund’s Members because: (i) the Target Fund was established with a definite term of three years from the date the Target Fund first received an investment from an unaffiliated investor, and therefore the Target Fund will be forced to liquidate in the near future if the Target Fund Members do not approve the Reorganization, (ii) the Reorganization allows the Members of the Target Fund to remain invested in a comparable portfolio of senior and subordinated, secured and unsecured debt securities of private companies without the need to pay commissions on the reinvestment of the liquidation proceeds of the Target Fund in another vehicle offering similar returns; (iii) the Target Fund Members will become investors in a larger combined portfolio, which increases the potential of realizing economies of scale whereby certain administrative costs may be spread across the combined portfolio’s larger asset base, whereas the Target Fund has reached its limit on the number of investors, and therefore there are no opportunities for the Target Fund to realize economies of scale by raising additional capital; and (iv) the Acquiring Fund has a quarterly tender offer program which will enable Target Fund Members who do not want to participate in the Reorganization with the ability to liquidate their investment.

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In determining whether to recommend approval of the Reorganization Agreement to Target Fund Members, the Target Fund Manager considered a number of factors, including, but not limited to: (i) the expenses and advisory fees applicable to the Acquiring Fund and the Target Fund before the proposed Reorganization and the estimated expense ratios of the combined portfolio after the proposed Reorganization; (ii) the comparative investment performance of the Acquiring Fund and the Target Fund; (iii) the future growth prospects of the Acquiring Fund and the Target Fund; (iv) the terms and conditions of the Reorganization Agreement and whether the Reorganization would result in the dilution of the Interests of Members; (v) the compatibility of the Acquiring Fund’s and the Target Fund’s investment objectives, policies, risks and restrictions; (vi) the anticipated tax consequences of the proposed Reorganization; (vii) the costs and delays Target Fund Members would experience if the Target Fund were forced to liquidate, and the Target Fund Members desired to reinvest the liquidation proceeds into a fund with similar investment objectives and returns; (viii) the greater liquidity provided to investors by the Acquiring Fund, which would enable Target Fund Members who desired to liquidate their investment to do so after the Reorganization is complete; and (ix) the fact that the fact that most of the costs of the Reorganization would be borne by the Acquiring Fund. The Target Fund Manager concluded that these factors supported a determination to approve the Reorganization Agreement.

Material Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion is limited to U.S. persons who hold Interests in the Target Fund as capital assets for U.S. federal income tax purposes.

This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular Member or to Members who may be subject to special treatment under U.S. federal income tax laws. No assurance can be given that the IRS would not assert or that a court would not sustain a position contrary to any of the tax aspects described below. Members should consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization to them, as well as the effects of state, local and non-U.S. tax laws.

The Reorganization is expected to be a taxable exchange for U.S. federal income tax purposes. It is a condition to closing the Reorganization that the Target Fund and the Acquiring Fund receive an opinion from Cohen Pollock Merlin & Small, P.C., special counsel to each Fund (“Tax Counsel”), dated as of the Closing Date, regarding the characterization of the Reorganization as a taxable exchange under Section 1001 of the Code. As such an exchange, the U.S. federal income tax consequences of the Reorganization can be summarized as follows

On the basis of existing provisions of the Code, the Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for U.S. federal income tax purposes, except as noted below:

•	the Reorganization will constitute a taxable exchange within the meaning of Section 1001 of the Code;

•	under Section 1001 of the Code, gain or loss will be recognized by the Target Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Target Fund’s liabilities (based on the representations of the Target Fund and its most recent financial statements, the Target Fund is expected to recognize a loss for federal income tax purposes;

•	such gain or loss recognized by the Target Fund will be allocated to the Target Fund Members in accordance with the Target Fund’s [partnership agreement] and will result in an adjustment to the Target Fund Members’ bases in the Target Fund;

•	the distribution of Acquiring Fund shares by the Target Fund to its Members in liquidation should be tax-free and the Target Fund Members should generally receive a basis in such shares equal to their basis in the Target Fund, as adjusted by the gain or loss allocated to them upon the Reorganization;

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•	the Acquiring Fund’s basis in the assets of the Target Fund that are acquired in the Reorganization should reflect the fair market value of such assets at the time of the Reorganization and the Acquiring Fund’s holding periods in each asset should start as of the time of the Reorganization; and

•	under Sections 1223 and 735(b) of the Code, a Target Fund Member’s holding period for the Acquiring Fund shares received in the Reorganization will be determined by including the holding period for the Target Fund shares exchanged therefor.

After the Reorganization, each Member of the Target Fund will continue to be responsible for tracking the adjusted tax basis and holding period of its shares for U.S. federal income tax purposes.

The opinion will be based on certain factual certifications made by the officers of the Target Fund and the Acquiring Fund and will also be based on customary assumptions such as the assumption that the Reorganization will be consummated in accordance with the Reorganization Agreement. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the IRS or a court would agree with the opinion.

The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code. The Target Fund is currently taxed as a partnership.

This summary of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any Member. Members are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Expenses of the Reorganization

The expenses of the Reorganization, including the costs of the Meeting, will be paid by the Acquiring Fund and the Target Fund in proportion to which their net asset values bear to the total combined net asset values of the Acquiring Fund and the Target Fund.

Reorganization expenses include, but are not limited to: all costs related to the preparation and distribution of materials distributed to the Board; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with each Reorganization; the costs of printing and distributing this Prospectus/Proxy Statement; legal fees incurred preparing materials for the Boards attending the Board meetings and preparing the Board minutes; auditing fees associated with the Fund’s financial statements; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. Management of the Funds estimates the total cost of the Reorganizations to be approximately $60,000. If the Reorganization is not approved by Members, the Target Funds and the Acquiring Funds will still bear their proportionate costs of the proposed Reorganization.

Legal Matters

Certain legal matters concerning the issuance of shares of the Acquiring Fund will be passed on by Davis Gillett Mottern & Sims, LLC. Certain legal matters concerning the federal income tax consequences of the Reorganization will be passed on by Cohen Pollock Merlin & Small, P.C.

Member Approval

The Target Fund Manager has approved the Reorganization, subject to Member approval. Approval of the Reorganization requires the affirmative vote of at least 50% of the Interests of the Target Fund.

Board Recommendation

The Board recommends voting “FOR” the proposed Reorganization.

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SHAREHOLDER AND MEMBER INFORMATION

At the close of business on the Record Date, the Acquiring Fund had outstanding ____________shares of common stock. As of the Record Date, the directors and officers of the Acquiring Fund did not own any shares in the Acquiring Fund. As of the Record Date, no person was known by the Acquiring Fund to own beneficially or of record as much as 5% of the Acquiring Fund shares.

At the close of business on the Record Date, the Target Fund had outstanding 210 Interests. As of the Record Date, management of the Target Fund as a group owned less than 1% of the Interests of the Target Fund. As of the Record Date, the following persons were known by the Target Fund to own beneficially or of record as much as 5% of the Interests of the Target Fund.

Shareholder	% Ownership
RMF Financial LLC	47.62%
National Financial Services LLC FBO	7.62%
Dean A Bensen	7.14%
National Financial Services LLC	9.52%
Gerard Albert Denot & Marie Therese J Briand-Denot	7.14%
Edward C & Susan C Fisch Ttees	9.52%

Any shareholder that owns 25% or more of the outstanding shares of the Target may be presumed to “control” (as that term is defined in the 1940 Act) the Target Fund. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of a Target Fund.

Annual Meeting of Members

There will be no annual or further special meetings of Members of the Target Fund unless required by applicable law or called by the Target Fund Manager in its discretion.

VOTING INFORMATION AND REQUIREMENTS

General

Approval of the Reorganization requires the affirmative vote of 50% of the Interests of the Target Fund.

Record Date

The Board has fixed the close of business on ______________, 2015 as the Record Date for the determination of Target Fund Members entitled to notice of, and to vote at, the Meeting. Target Fund Members on the Record Date are entitled to one vote for each Interest held, with no Interests having cumulative voting rights.

Quorum

A majority of the Interests of the Target Fund entitled to vote at the Meeting represented in person or by proxy constitutes a quorum.

Proxies

Target Fund Members may vote in any one of four ways: (i) via the Internet, (ii) by telephone, (iii) by mail, by returning the proxy card, or (iv) in person at the Meeting. Instructions for Internet and telephone voting are included with the enclosed proxy materials. Members who deliver voting instructions by methods (i), (ii) or (iii) may revoke them at any time prior to the Meeting by delivering a written notice of revocation, by executing another proxy card bearing a later date or by attending the Meeting and giving voting instructions in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match voting proxy cards with Members’ respective accounts and to ensure that, if multiple proxy cards are executed, shares are voted in accordance with the proxy card bearing the latest date. The Target Fund employs procedures for Internet and telephone voting, such as requiring the control number from the proxy card in order to vote by either of these methods, which it considers to be reasonable to confirm that the instructions received are genuine. If reasonable procedures are employed, the Target Fund will not be liable for following Internet or telephone votes which it believes to be genuine.

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Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be deemed present for quorum purposes. Abstentions and broker non-votes have the same effect as votes “AGAINST” the Reorganization.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” the approval of the proposed Reorganization.

Solicitation of Proxies

Solicitation of proxies is being made primarily by the mailing of this Notice and Prospectus/Proxy Statement with its enclosures on or about _____________, 2015. Members of the Target Fund whose Interests are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the VII Peaks and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile or oral communication. The proxy solicitation expenses are an expense of the Reorganization and will be allocated as described above.

Other Matters to Come Before the Meeting

The Target Fund Manager knows of no business other than that described in the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment.

In the event that a quorum is present at the Meeting but sufficient votes to approve the proposed Reorganization are not received, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Meeting to permit further solicitation of proxies on the proposed Reorganization, provided that the Target Fund Manager determines that such an adjournment and additional solicitation is reasonable and in the interest of Members based on a consideration of all relevant factors, including the nature of the particular proposals, the percentage of votes then cast, the percentage of negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding Interests voted at the session of the Meeting to be adjourned.

If you cannot be present in person, you are requested to fill in, sign and return the enclosed proxy card, for which, no postage is required if mailed in the United States, or record your voting instructions by telephone or via the Internet promptly.

Gurpreet S. Chandhoke
Chief Executive Officer
VII Peaks-KBR R Fund I Management, LLC

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STATEMENT OF ADDITIONAL INFORMATION

Relating to the Acquisition of the Assets and Liabilities of

VII Peaks Co-Optivist B Fund I, LLC

VII Peaks Co-Optivist B Fund II, LLC

VII Peaks Co-Optivist R Fund I, LLC

By and In Exchange for Shares of

VII Peaks Co-Optivist Income BDC II, Inc.

______________, 2015

This Statement of Additional Information is available to the Members of VII Peaks Co-Optivist B Fund I, LLC, VII Peaks Co-Optivist B Fund II, LLC, and VII Peaks Co-Optivist R Fund I, LLC (each a “Target Fund”), each a series of VII Peaks Co-Optivist Income BDC II, Inc. (the “Acquiring Fund”), in connection with the proposed reorganizations (the “Reorganizations”) whereby all of the assets and liabilities of the Target Funds would be transferred to the Acquiring Fund in exchange for shares of common stock of the Acquiring Fund. Immediately thereafter, the Target Funds will distribute the Acquiring Fund Shares to their members and dissolve. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus/Proxy Statement dated ___________, 2015 related to the Reorganizations (the “Prospectus/Proxy Statement”). The Acquiring Fund and the Target Funds are sometimes referred to herein individually as a “Fund” or collectively as the “Funds.”

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement for the applicable Target Fund. A copy of the Prospectus/Proxy Statement may be obtained, without charge, from the Acquiring Fund by calling (855) 889-1778 or writing VII Peaks Co-Optivist Income BDC II, Inc., 4 Orinda Way, Suite 125-A, Orinda, CA 94563.

The Acquiring Fund will provide, without charge, upon the request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

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INVESTMENT OBJECTIVE

Our investment objectives are to generate current income and capital appreciation. We intend to meet our investment objectives by: (i) realizing income and capital appreciation through the acquisition, management and orderly liquidation of corporate debt securities, (ii) making distributions of available distributable cash to our shareholders, and (iii) preserving the capital investments of our shareholders.

We invest in discounted corporate debt and equity-linked debt securities of public and private companies that trade on the secondary loan market for institutional investors and provide distributions to investors. At the same time, we actively work with the target company’s management to restructure the underlying securities and improve the liquidity position of the target company’s balance sheet. We employ a proprietary “Co-Optivist”TM approach (“cooperative activism”). Co-OptivistTM is a registered trademark of VII Peaks, and is being used with its permission) in executing our investment strategy, which entails proactively engaging the target company management on average 24 months prior to a redemption event (typically a put or maturity event) to create an opportunity for growth in the investments. Our strategy is not dependent on restructuring to generate distributions.

Our proprietary Co-OptivistTM (cooperative activism) approach entails investment in the corporate debt and equity-linked debt securities of target companies, or Target Investments, in conjunction with proactively engaging the target companies’ management. We acquire Target Investments whose debt securities trade on the over-the-counter market for institutional loans at a discount to their par redemption value, and will be subject to a “redemption event” within (on average) 24 months. We define a “redemption event” as a maturity event or a put event (where investors in the target company’s debt security can have a redemption right at a pre-determined price). We hold such debt an average of 12 – 18 months, during which time we anticipate working actively with the target company’s management to effect and/or participate in a restructuring or exchange of the invested securities for new securities.

We make investments in target companies that meet our investment criteria. The size of an individual investment will vary based on numerous factors, including the amount of funds raised in this offering. However, assuming we raise the maximum offering amount of $750 million, we expect to hold at least 50 investments, and we anticipate that the minimum investment size will be approximately $250,000. We do not anticipate being heavily invested in any one industry, and generally, we do not expect to invest in more than two different classes of debt of the same target company. We invest in debt and equity-linked debt of target companies with a minimum enterprise value of $200 million and whose debt and equity-linked debt is actively traded in the secondary loan market. Our portfolio is predominantly composed of fixed-rate high-yield and equity-linked corporate debt securities. However, we may also purchase senior secured corporate debt securities which may have variable interest rates. We currently anticipate that the portion of our portfolio composed of variable rate corporate debt securities, if any, will not exceed 20%, but we may increase that to 33% of our aggregate portfolio at the time of any purchase depending on market opportunities.

INVESTMENT RESTRICTIONS

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:

Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

•	is organized under the laws of, and has its principal place of business in, the United States;
•	is not an investment company (other than a small business investment company wholly owned by the Company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and
•	satisfies either of the following:
• has a market capitalization of less than $250 million or does not have any class of securities listed on a national securities exchange; or

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• is controlled by a BDC or a group of companies including a BDC, the BDC actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result thereof, the BDC has an affiliated person who is a director of the eligible portfolio company.
•	Securities of any eligible portfolio company which we control.
•	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
•	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.
•	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.
•	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in “Regulation — Qualifying Assets” above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance. Where the BDC purchases such securities in conjunction with one or more other persons acting together, the BDC will satisfy this test if one of the other persons in the group makes available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

TENDER OFFER PROGRAM

We do not currently intend to list our shares on any securities exchange and do not expect a public market for them to develop in the foreseeable future. Therefore, shareholders should not expect to be able to sell their shares promptly or at a desired price. No shareholder will have the right to require us to repurchase his or her shares or any portion thereof. Because no public market will exist for our shares, and none is expected to develop, shareholders will not be able to liquidate their investment prior to our liquidation or other liquidity event, other than through our tender offer program, or, in limited circumstances, as a result of transfers of shares to other eligible investors.

Beginning with the fourth calendar quarter of 2013, and on a quarterly basis thereafter, we intend to offer to repurchase shares of our common stock on such terms as may be determined by our board of directors in its complete and absolute discretion unless, in the judgment of the independent directors of our board of directors, such repurchases would not be in the best interests of our shareholders, would impair the capital or operations of the Company or would violate applicable law. We will conduct such repurchase offers in accordance with the requirements of Rule 13e-4 of the 1934 Act and the 1940 Act. In months in which we repurchase shares, we will conduct repurchases on the same date that we hold our semi-monthly closing for the sale of shares in this offering. The offer to repurchase shares will be conducted solely through tender offer materials mailed to each shareholder and will not be made through this prospectus.

The board also will consider the following factors, among others, in making its determination regarding whether to cause us to offer to repurchase shares and under what terms:

•	the effect of such repurchases on our qualification as a RIC (including the consequences of any necessary asset sales);
•	the liquidity of our assets (including fees and costs associated with disposing of assets);
•	our investment plans and working capital requirements;
•	the relative economies of scale with respect to our size;

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•	our history in repurchasing shares or portions thereof; and
•	the condition of the securities markets.

We currently intend to limit the number of shares to be repurchased during any calendar year to 20% of the weighted average number of shares outstanding in the prior calendar year, or 5.0% in each quarter. We will offer to repurchase such shares on each date of repurchase at a price equal to 90% of our offering price on the date of repurchase.

If you wish to tender your shares to be repurchased, you must either tender at least 25% of the shares you purchased in the offering or all of the shares that you own. If you choose to tender only a portion of your shares, you must maintain a minimum balance of $5,000 worth of shares following a tender of shares for repurchase. If the amount of repurchase requests exceeds the number of shares we seek to repurchase, we will repurchase shares on a pro-rata basis. As a result, we may repurchase less than the full amount of shares that you request to have repurchased. If we do not repurchase the full amount of your shares that you have requested to be repurchased, or we determine not to make repurchases of our shares, you may not be able to dispose of your shares. Any periodic repurchase offers will be subject in part to our available cash and compliance with the 1940 Act.

Our board of directors will require that we repurchase shares or portions thereof from you pursuant to written tenders only on terms they determine to be fair to us and to all of our shareholders. Repurchases of your shares by us will be paid in cash. Repurchases will be effective after receipt and acceptance by us of all eligible written tenders of shares from our shareholders.

When our board of directors determines that we will offer to repurchase shares or fractions thereof, tender offer materials will be provided to you describing the terms thereof, and containing information you should consider in deciding whether and how to participate in such repurchase opportunity.

Any tender offer presented to our shareholders will remain open for a minimum of 20 business days following the commencement of the tender offer. In the materials that we will send to our shareholders, we will include the date that the tender offer will expire. All tenders for repurchase requests must be received prior to the expiration of the tender offer in order to be valid. If there are any material revisions to the tender offer materials (not including the price at which shares may be tendered) sent to our shareholders, we will send revised materials reflecting such changes and will extend the tender offer period by a minimum of an additional five business days. If the price at which shares may be tendered is changed, we will extend the tender offer period by a minimum of an additional ten business days.

In order to submit shares to be tendered, shareholders will be required to complete a letter of transmittal, which will be included in the materials sent to our shareholders, as well as any other documents required by the letter of transmittal. At any time prior to the expiration of the tender offer, shareholders may withdraw their tenders by submitting a notice of withdrawal to us. If shares have not been accepted for payment by us, tenders may be withdrawn any time prior to 40 business days following the expiration of the tender offer.

We will not repurchase shares, or fractions thereof, if such repurchase will cause us to be in violation of the securities or other laws of the United States, Maryland or any other relevant jurisdiction.

While we intend to conduct quarterly tender offers as described above, we are not required to do so and may suspend or terminate the tender offer program at any time.

ADDITIONAL INFORMATION ABOUT INVESTMENTS AND INVESTMENT TECHNIQUES

Market Opportunity

In the upcoming years, we believe many companies will face maturities and redemptions on significant amounts of outstanding debt and will have to find ways to refinance those obligations. See below a chart compiled from Bloomberg for USD Bonds rated BBB-C. The chart shows approximately $2.6 trillion of U.S. based high-yield and institutional loans to mature between 2015 and 2021.

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While companies have recently taken advantage of the low-interest rate environment to amend and extend their debt maturities, we believe this is only a temporary push-out of the debt maturity wall without a meaningful reduction in overall outstanding debt. For the foreseeable future, we expect continued low demand for collateralized debt and soft economic growth to keep credit markets tight. The amount of speculative-grade debt (“BB+” and lower) coming due will continue to be a large share of overall maturing debt. Corporate borrowers whose debt carries lower ratings have had difficulty obtaining refinancing and face what we call a “refinancing wall”. As a result, many companies with speculative-grade debt have chosen to amend-and-extend their maturities rather than fully refinance their debt.

Our strategy is to invest in securities that are issued by companies with solid fundamentals and business prospects but who are facing a liquidity shortfall as they approach the “refinancing wall”. We believe that the expertise and experience of the officers of our Manager provide us with the ability to identify debt securities that we believe are currently mispriced in the secondary market and thus provide opportunity for returns as their values recover and appreciate.

Potential Competitive Strengths

We believe that we have the following potential competitive strengths as compared to investment funds that also invest in discounted corporate debt and equity-linked debt securities:

•	We Are Not a Traditional Distressed Fund. Traditional distressed debt investors typically seek to own the debt and engage in a bankruptcy process with the issuing company and eventually become equity holders. Through equity ownership, traditional distressed debt investors then intend to restructure operations of the company. In contrast, we do not invest in debt securities with the intent of undergoing a bankruptcy process. We look to partner with management to pro-actively avoid a default and bankruptcy situation. We are focused on restructuring company balance sheets, not company operations.

•	Investment Hold Period. We will not actively trade in and out of positions. Rather, we hold our investments for an average of 12 – 18 months. During this hold period we work co-operatively with target company management and other debt holders on a debt restructuring or exchange.

•	Comprehensive Private Equity Due Diligence Approach. We employ a comprehensive private equity approach to our investment due diligence process. This approach involves performing comprehensive business and industry due diligence and in-depth, bottoms-up valuation analyses for each investment, comparable to what a private equity firm with a long-term ownership position would conduct prior to investing in a target company. We believe this disciplined approach serves as an effective risk management tool for our investment process.

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•	Relevant Capital Markets and Investment Experience. Our investment team consists of individuals who collectively have expertise and experience in principal investing, debt securities and general capital markets. The members of our investment team combined have been involved in the issuance of over $20 billion of debt securities, advised on a number of merger and acquisition transactions and invested in a number of private equity and leveraged buyout transactions.

Investment Criteria and Strategy

Secondary Market Debt Securities

With respect to corporate debt and equity-linked debt securities that we acquire on the secondary market, we invest in discounted corporate debt and equity-linked debt securities of companies that have a perceived risk of near term liquidity issues but have solid business fundamentals and prospects, including historical revenue growth, positive cash flow, significant and sustainable market presence, and sufficient asset coverage. We take a principal position in these debt securities with the primary goal of restructuring the terms of the debt to allow the target company to increase its liquidity and strengthen its balance sheet. Our typical target company has a debt redemption event (typically either a put or maturity event) on average within 24 months of our investment and has experienced a significant decline in its equity value reflective of a highly leverage capital structure or general market conditions. We believe that proactively guiding such companies to restructure their debt will allow them to increase liquidity and free up resources to grow their businesses rather than focusing on managing their debt obligations. We also believe that our involvement can allow the target company more flexibility to explore strategic alternatives, since the terms of the existing debt structure often limits strategic options for the target company.

The following is our primary investment criteria for our target companies:

•	minimum enterprise value of $200 million;
•	sufficient asset coverage of at least one and a half times the amount of our potential investment for outstanding liabilities;
•	debt or equity-linked debt trading at a discount to par or at a premium yield in secondary loan markets due to a perceived risk of near term liquidity issues;
•	balance sheet with debt to total capitalization of at least 50% or high debt to equity ratios; and
•	near term redemption (maturity or put) event on its debt creating an upcoming liquidity shortfall.

Enterprise value means the entire value of the company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. Enterprise value is determined using various factors, including cash flow from operations of the portfolio company, multiples at which private companies are bought and sold, and other pertinent factors, such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, liquidation events, or other events.

The securities that we target include high-yield debt, bank debt, convertible debt, and collateralized loan obligations (“CLO”), which are high-yield loans securitized into pools containing varying degrees of credit rating. We expect our portfolio to be predominantly composed of fixed-rate high-yield and equity-linked corporate debt securities. However, we may also purchase senior secured corporate debt securities which may have variable interest rates. We currently anticipate that the portion of our portfolio composed of variable rate corporate debt securities, if any, will not exceed 20%, but we may increase that to 33% of our aggregate portfolio at the time of any purchase depending on market opportunities. In addition to the investments noted above, we may invest up to 30% of our portfolio in opportunistic investments, including, but not limited to, high-yield bonds, private equity investments, distressed debt investments and securities of public companies that are not thinly traded. We expect that these public companies generally will have debt securities that are non-investment grade. We also may invest in debt securities of middle-market companies located outside of the United States. All investments by us will be subject to oversight by our board of directors, a majority of whom will be independent directors with no material interests in such transactions.

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In each of our Target Investments, we seek to become an influential investor, typically either through the size of our position or cooperation with other debt holders to pursue the shared goal of a beneficial debt restructuring. We actively work with other debt holders and the target company management to potentially restructure and exchange the existing debt for new securities with amended terms. We believe that a debt restructuring can be a positive outcome for not just the issuer but also its other stakeholders.

•	For the issuer, a debt restructuring can potentially improve liquidity and strengthen its balance sheet by allowing the issuer to retire debt at a discount or obtain more favorable repayment terms.
•	For such issuers and their equity holders, a debt restructuring is typically viewed favorably by the equity markets and may result in price appreciation in the target company’s equity securities.
•	For investors in the existing debt, a restructuring is often effected through an exchange of securities at a premium to current trading levels to compel security holders to participate. The commencement of a restructuring and its perceived improvement to the Company’s balance sheet represents an opportunity for investors to participate in capital appreciation that may result from a recovery in the value of the debt securities.

We employ our Co-Optivist TM approach in executing our investment strategy, which entails taking an influential position and proactively engaging the target company management on average 24 months prior to a redemption event (typically a put or maturity event). This approach differs from traditional activist debt holders who typically wait until a company is near or at bankruptcy before beginning formal discussions regarding debt restructuring options. In addition, our strategy does not involve taking an operational role in the target company or changing management or members of the target company’s board of directors or actively negotiating the terms of the restructuring. Rather, we establish a positive working relationship in assisting our target companies to achieve shared goals.

We apply strict investment criteria to, and perform comprehensive due diligence on, each investment opportunity prior to making an investment decision. We focus on investment opportunities that provide us with the potential to generate income to support sustainable distributions, even if no restructuring of the debt occurs. We define a base case as a situation where no debt restructuring occurs and the target company management chooses to meet the redemption event. With a successful restructuring, we see a potential for further upside in returns that could potentially exceed our base case. In connection with our investments, we actively pursue various hedging strategies to manage the volatility and risk profile of our overall investment portfolio, which may include purchasing derivatives or other securities. We do not anticipate that such equity exposure including overall hedging costs will exceed 5% of the overall portfolio.

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Originated Investment Positions

We also expect to generate current income through debt and equity investments that we originate, in addition to investments that we acquire on the secondary market. A secondary objective is to generate long-term capital appreciation through such investments. We anticipate that during our offering period we will invest largely in over-the-counter debt securities and customized debt and equity investments in lower middle market companies. We have adopted the following business strategy to achieve our investment objective:

Focus on middle market companies with stable cash flow. We believe that there are relatively few finance companies focused on transactions involving middle market companies, and this is one factor that allows us to negotiate favorable investment terms. Such favorable terms include higher debt yields and lower leverage levels, more significant covenant protection and greater equity participation than typical of transactions involving larger companies. We will generally invest in established companies with positive cash flow. We believe that established companies possess better risk-adjusted return profiles than newer companies that are building management or in early stages of building a revenue base. These middle market companies represent a significant portion of the U.S. economy and often require substantial capital investment to grow their businesses.

 Employ disciplined underwriting policies and rigorous portfolio management. We employ an extensive underwriting process that includes a review of the prospects, competitive position, financial performance and industry dynamics of each potential portfolio company. In addition, we perform substantial due diligence on potential investments and seek to invest with management teams and/or private equity sponsors who have proven capabilities in building value. Through our Manager, we offer managerial assistance to our portfolio companies, giving them access to our investment experience, direct industry expertise and contacts, and allowing us to continually monitor their progress. As part of the monitoring process, our Manager analyzes monthly and quarterly financial statements versus the previous periods and year, review financial projections, meet with management, attend board meetings and review all compliance certificates and covenants.

 Focus on long-term credit performance and principal protection. We will structure our customized loan investments on a conservative basis with high cash yields, first and/or second lien security interests where possible, cash origination fees, and lower relative leverage levels. We will seek strong deal protections for our customized debt investments, including default penalties, information rights, board observation rights, and affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control. We believe these protections will reduce our risk of capital loss.

 Diversification. We seek to diversify our portfolio broadly among companies in a multitude of different industries and end markets, thereby reducing the concentration of credit risk in any one company or sector of the economy. We cannot guarantee that we will be successful in this effort.

Investment Selection Process

Our investment committee is responsible for reviewing, discussing and approving each investment idea we seek to pursue. Our investment committee intends to meet once a week, as needed, to discuss new and existing ideas and developments on current investments. Our investment currently committee consists of Mr. Chandhoke, our Chief Executive Officer, Mr. Shea, and Mr. Shah.

At the start of the investment selection process, the investment team will distribute to the investment committee a preliminary memorandum for each investment opportunity detailing how the investment fits our investment criteria and the associated opportunities and risks of such investment. The investment committee then decides whether to expend resources and proceed with further due diligence on a particular investment opportunity. For the opportunities that are approved for further diligence, the investment team will commence detailed due diligence. Upon completion of due diligence, the investment team will circulate a final due diligence report to the investment committee, which will include a full investment memorandum detailing the investment opportunities and risks along with all supplemental due diligence materials and exhibits, including industry and market research, due diligence summaries and financial analyses. The investment committee will review and discuss all materials and conduct a final vote on whether to execute on an investment. We will only make investments that are approved by a majority of the investment committee members, and no investment can be approved without the favorable vote on the investment by our Chief Executive Officer.

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Below is a summary of our investment and approval process.

In addition to the investments noted above, we may invest up to 30% of our portfolio in opportunistic investments, including, but not limited to, securities of public companies that are not thinly traded and debt securities of companies located outside of the United States.

Investment Exit Strategy

We employ a strict sell discipline to our investments. As mentioned in our investment selection process, we look for investment opportunities that provide us with the potential to generate income to support sustainable distributions, even if no restructuring of the debt occurs. If a debt restructuring has not occurred upon an investment reaching this return threshold, we will continue our efforts to drive towards a restructuring. If a successful restructuring of the target company’s debt occurs, we intend to sell a portion of our holdings upon the next pre-determined sell threshold (which we estimate will be approximately twice the average current yield of high yield bonds), usually within one to two quarters after the restructuring event. At that time, depending on the market response to the proposed restructuring, we may choose to exit the entire investment or maintain a small portion to further augment returns.

We anticipate that it will take approximately two weeks to accumulate our position in a target company. Following that, we expect that it will take a minimum of additional two to four weeks to approach management of the target company with a debt restructuring proposal. Assuming the target company wishes to pursue our debt restructuring proposal, we expect that the restructuring itself will take approximately three to six months to implement. At any time during this process, if we feel the target company is unwilling to pursue our debt restructuring proposal, we will seek to dispose of our position in the target company in an orderly manner. We intend to avoid holding the discounted debt if a redemption event is approaching within six months and there is no existing evidence that this debt will be restructured.

The diagram below is illustrative of how we may use our position as an influential debtholder of a target company to restructure its indebtedness.

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Monitoring

Valuation process.   Each quarter, we value investments in our portfolio, and such values are disclosed each quarter in reports filed with the SEC. Investments for which market quotations are readily available are recorded at such market quotations. With respect to investments for which market quotations are not readily available, our board of directors determines the fair value of such investments in good faith, utilizing the input of our valuation committee, our Manager and any other professionals or materials that our board of directors deems worthy and relevant, including independent third-party valuation firms, if applicable. See “Determination of Net Asset Value.”

Managerial assistance.   As a business development company, we must offer, and provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Depending on the nature of the assistance required, our Manager will provide such managerial assistance on our behalf to portfolio companies that request this assistance. To the extent fees are paid for these services, we, rather than our Manager, will retain any fees paid for such assistance.

MANAGEMENT

Our Board of Directors

Our business and affairs are managed under the direction of our board of directors. The responsibilities of the board of directors include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. Our board of directors is divided into three classes. Each class of directors holds office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

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The board of directors currently has an audit committee and a nominating and corporate governance committee and may establish additional committees from time to time as necessary. Although the number of directors may be increased or decreased, a decrease will not have the effect of shortening the term of any incumbent director. Any director may resign at any time and may be removed with or without cause by the stockholders upon the affirmative vote of at least a majority of all the votes entitled to be cast at a meeting called for the purpose of the proposed removal. The notice of the meeting shall indicate that the purpose, or one of the purposes, of the meeting is to determine if the director shall be removed.

A vacancy created by an increase in the number of directors or the death, resignation, removal, adjudicated incompetence or other incapacity of a director may be filled only by a vote of a majority of the remaining directors. As provided in our charter, nominations of individuals to fill the vacancy of a board seat previously filled by an independent director will be made by the remaining independent directors.

Board of Directors and Executive Officers

Our board of directors consists of 5 members, 3 of whom are not “interested persons” of us or our Manager as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Members of our board of directors are elected annually at our annual meeting of stockholders. We are prohibited from making loans or extending credit, directly or indirectly, to our directors or executive officers under Section 402 of the Sarbanes-Oxley Act.

Biographical Information

Biographical information for each of our executive officers and directors is set forth below. The address for each executive officer and director is c/o VII Peaks Co-Optivist Income BDC II, Inc., 4 Orinda Way, Suite 125-A, Orinda, CA 94563.

Executive Officers

Name	Age	Position Held
Gurpreet (Gurprit) S. Chandhoke	40	Chief Executive Officer and President
Michelle Kleier	47	Chief Financial Officer, Treasurer and Secretary
Emily Silva	50	Chief Compliance Officer
Garima Kakani	29	Controller

The following persons serve as our executive officers in the following capacities:

Gurpreet (Gurprit) S. Chandhoke

Mr. Chandhoke has been our Chief Executive Officer and President since our inception. Mr. Chandhoke has also been a Managing Partner and Chief Investment Officer of VII Peaks since its inception in April 2009. From August 2006 to February 2009, Mr. Chandhoke was Senior Vice President of Deutsche Bank Technology Investment Banking Group in San Francisco. From August 2005 to August 2006, Mr. Chandhoke worked for UBS Investment Bank as an Associate Director.

Mr. Chandhoke has more than six years investment banking experience. Mr. Chandhoke led several different types of debt issuances and restructuring discussions and transactions with technology companies and financial sponsors while at Deutsche Bank and UBS Investment Bank. During his tenure at both institutions he also participated in diverse corporate finance and M&A transactions in the internet, enterprise software and infrastructure and communications technology sectors. Mr. Chandhoke’s responsibilities at Deutsche Bank and UBS Investment Bank also involved the issuance of debt securities ranging from bank debt, corporate debt, high yield and convertible debt securities. Mr. Chandhoke also worked on corporate finance transactions ranging from mergers and acquisitions, initial public offerings, follow-on offerings, debt issuances and recapitalizations at both Deutsche Bank and UBS Investment Bank.

Mr. Chandhoke received a Master of Business Administration in Finance and Entrepreneurship from the Wharton School of Business. Mr. Chandhoke also received a Master Degree of Science in Electrical Engineering and a Master Degree of Science in Mechanical Engineering from the University of Minnesota and a Bachelor’s Degree in Electrical Engineering from the Government College of Engineering, University of Pune, India. Mr. Chandhoke was chosen as a J.N. Tata Scholar to pursue his graduate studies in the United States.

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Mr. Chandhoke’s broad and extensive investment banking experience and involvement in a number of diverse corporate finance and M&A transactions as well as his experience as Chief Investment Officer for VII Peaks supports his appointment to the board of directors.

Michelle Kleier

 Ms. Kleier has worked with VII Peaks Capital as the Vice President of Compliance since August 2014. From 1998 to present, she has been consulting as an instructor and tutor for securities licensing review courses. Ms. Kleier was the Chief Compliance Officer at KBR Capital Markets from April 2013 to September 2013. She served as the Chief Financial Officer for a fund manager in the real estate sector from July 2012 to April 2013. She was the Chief Operating Officer for a San Francisco based broker-dealer from May 2006 to December 2012. Prior to that, Ms. Kleier was the Chief Financial Officer for a biotechnology start-up company, from June 1997 – April 2010, where her responsibilities also included human resource management and government regulatory compliance.

Ms. Kleier received her Bachelor of Arts degree from the University of California, Santa Barbara and her MBA in International Management from the Monterey Institute of International Studies. She currently holds Series 7, 24, 63, 79 & 99 licenses.

Emily K. Silva

Emily K. Silva has been our Chief Compliance Officer since May 2014. From February 2014 to the present, Ms. Silva has served as Director at Cipperman Compliance Services, where she serves as chief compliance office to various investment management companies and fund sponsors. In that role, she develops and implements customized compliance programs that include ongoing review, management and testing. From 1999 to January 2014, Ms. Silva worked for The Vanguard Group, where she served in a variety positions, including most recently Advertising Compliance Manager from October 2010 to July 2013 and Advertising Compliance Manager – Operations from August 2013 to January 2014. Ms. Silva received her J.D. from Syracuse University College of Law, a Master of Professional Studies in Media Administration from Syracuse University, and a B.A. from University of Rochester. Ms. Silva is a member of the State Bars of Connecticut and Maryland, and a retired member of the State Bar of New York. Ms. Silva holds the FINRA Series 4, 7, 24 and 63 licenses.

Garima Kakani

Ms. Kakani has been employed for the last eight years in the area of financial reporting and analysis. She has been working as Senior Analyst with VII Peaks Capital, LLC since December 2013. Prior to joining VII Peaks, she worked with KBR Capital Partners, LLC as Manager of Reporting and Analytics from March 2011 to September 2013. She worked with the Indian arm of D.E. Shaw & Co. from March 2007 to September 2009 where she first worked as a Financial Research Analyst for first year and a half and then as a Pricing and Valuation Analyst. On a volunteer basis, she has also worked in a small family office of a loan mortgage company as home loan processor and underwriter from February 2010 to February 2011.

After receiving her MBA in Finance from International Institute of Professional Studies, India in May 2007, Ms. Kakani earned her CFA Charter in August 2012. She also has a diploma and advance diploma in business finance from the Institute of Chartered Financial Analysts of India. Currently, she is pursuing her Financial Risk Manager Part 2 designation.

Directors

Interested Directors

Name	Age	Position	Director Since	Expiration of Term
Gurpreet (Gurprit) S. Chandhoke	40	Director, Chairman of the Board of Directors	2012	2015
Bhavin Shaw	42	Investment Committee	2014	2017

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Independent Directors

Name	Age	Director Since	Expiration of Term
Jeya Kumar	58	2012	2013
Amit Mahajan	37	2012	2015
Robert Winspear	48	2012	2014

Interested Directors

Gurpreet (Gurprit) S. Chandhoke

The business experience of Mr. Chandhoke can be found at “Management — Biographical Information — Executive Officers.”

Bhavin Shah

Mr. Shah has spent the last 15 years in the investment management and private equity arenas. Mr. Shah's investments have ranged from publicly-traded debt securities and structured fixed income investments to purchases of hard and soft-asset portfolios and in- and/or out-of-court recapitalizations/buyouts. Since April 2014, Mr. Shah has served in the Investment Committee of VII Peaks Capital, LLC. Mr. Shah previously served on the Investment Committee of VII Peaks Capital, LLC from August 2012 to August 2013.

Mr. Shah was a Managing Director at Mount Kellett Capital Management from 2008 to 2010, a multi-strategy investment firm focused on global distressed, special situations and opportunistic investing. From 2010 to present, Mr. Shah has largely focused on personally investing in various special situations opportunities. From 2006 to 2008, Mr. Shah served as a Managing Director of Oak Hill Advisors, a $10 billion credit-oriented investment firm. Prior to this, Mr. Shah was a Principal/Vice President with the Carlyle Group's distressed and special situation arm, and led the firm's investment sourcing, structuring and execution efforts from 2002 to 2006.

Prior to earning his MBA from the Harvard Business School, Mr. Shah worked with Morgan Stanley's Princes Gate Investors. He also invested in cross-border infrastructure and technology opportunities at Soros Fund Management, and led engagements and helped open and grow the India offices at McKinsey and Company. In addition, Mr. Shah served at The White House as a Legislative Assistant to the President after graduating from the University of Michigan in Ann Arbor with Dual Bachelor of Arts degrees in Economics and Political Science with honors and distinction.

Independent Directors

Jeya Kumar

Since July 2013 to the present, Mr. Kumar has been an advisor at MediaLink Singapore, which is engaged in Media and IT services. From November 2011 to July 2013 he was the CEO (Asia Pacific) for IPSoft Inc., which is engaged in technology led IT management services. Prior to joining IpSoft, he was the Advisor to Patni Computer Systems, Ltd. (“Patni”), which provides consulting, technology and business process outsourcing, and product engineering services. Prior to being an advisor to Patni, from Feb 2009 to May 2011, Mr. Kumar served as the Chief Executive Officer of Patni, where he drove the company’s global operations and defined and executed the company’s long-term strategy.

From January 2008 to January 2009, Mr. Kumar served as the Chief Executive Officer of MphasiS Limited, which provides applications services, infrastructure services, and business process outsourcing services. Prior to MphasiS, from September 2006 to January 2008, Mr. Kumar was Senior Vice-President of Sun Microsystems (“Sun”), which sold computers, computer components, computer software, and information technology services, and was a member of Sun’s Executive Management Group. At Sun, Mr. Kumar was responsible for his business unit’s financial performance, strategy, marketing, portfolio management, in-market management, product engineering, technology development, M&A and channels in more than 120 countries. Prior to this, he held various management and executive positions with a number of global technology firms.

Mr. Kumar has a Masters of Business degree from Curtin University, Australia; Bachelors of Business degree from the Royal Melbourne Institute of Technology, Australia; and postgraduate diplomas in Computer Science, Management Studies and Marketing Management. He also attended the Advanced Management Program at Oxford University.

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Mr. Kumar’s broad and extensive experience as an executive officer for global companies, including being responsible for such companies performance and strategy support his appointment to the board of directors.

Amit Mahajan

Since August 2005, Mr. Mahajan has been a Director at PineBridge Investments, a global multi-asset investment manager, where he has been responsible for sourcing, due diligence, and negotiating secondary private equity transactions. Before assuming his current duties at PineBridge, Mr. Mahajan was previously responsible for executing private equity investments across several industries with a focus on global emerging markets.

Mr. Mahajan has over ten years of experience in private equity, banking, and consulting, and began his career with Deloitte Consulting, where he advised multinational clients in energy, telecom, insurance, utilities, and the technology sector. He holds a Bachelor of Science in Computer Science and Engineering from the Institute of Technology, Delhi, India, and a Master of Business Administration from Columbia Business School.

Mr. Mahajan’s extensive experience with investments and private equity transactions at various companies support his appointment to the board of directors.

Robert Winspear

Robert Winspear has been the President of Winspear Investments LLC, a Dallas based private investment firm specializing in lower middle market transactions, since September 2002. Winspear Investments has made investments in a wide range of industries including banking, real estate, distribution, supply chain management, mega yacht marinas and hedge funds. Prior to forming Winspear Investments, Mr. Winspear was Vice President and Chief Financial Officer of Associated Materials Incorporated, a nationwide manufacturer and distributor of residential building products consisting primarily of vinyl siding and windows, from June 1993 to May 2002. Mr. Winspear began his professional career in the Dallas office of Arthur Andersen where he worked as an auditor from 1988 to 1993. He holds a Bachelor of Business Administration and a Masters of Professional Accounting from the University of Texas at Austin.

Mr. Winspear is on the board of directors of Alpha Financial Technologies/EAM Corporation, located in Grapevine Texas. Mr. Winspear’s extensive investment experience as Vice President and Chief Financial Officer of Associated Materials Incorporated and service on the board of directors Alpha Financial Technologies/EAM Corporation support his appointment to the board of directors.

Committees of the Board of Directors

Our board of directors has the following committees:

Audit Committee

The audit committee is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefore), reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The members of the audit committee are Jeya Kumar, Amit Mahajan and Robert Winspear, each of whom are independent. Robert Winspear serves as the chairman of the audit committee. Our board of directors has determined that Robert Winspear is an “audit committee financial expert” as defined under SEC rules.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee selects and nominates directors for election by our stockholders, selects nominees to fill vacancies on our board of directors or a committee thereof, develops and recommends to our board of directors a set of corporate governance principles and oversees the evaluation of our board of directors and our management. The nominating and corporate governance committee is currently composed of Jeya Kumar, Amit Mahajan and Robert Winspear, all of whom are independent. Jeya Kumar is expected to serve as chairman of the nominating and corporate governance committee.

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Risk Oversight and Board Structure

Through its direct oversight role, and indirectly through its committees, the board of directors performs a risk oversight function for the Company consisting of, among other things, the following activities: (1) at regular and special board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Company; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Company; (3) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) meeting with, or reviewing reports prepared by, the representatives of key service providers, including the investment adviser, administrator, distributor, transfer agent, custodian and independent registered public accounting firm of the Company, to review and discuss the activities of the Company and to provide direction with respect thereto; and (5) engaging the services of the chief compliance officer of the Company to test the compliance procedures of the Company and its service providers. Gurpreet Chandhoke, who is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act, serves as both the chief executive officer and chairman of the board of directors. The board of directors feels that Mr. Chandhoke, as chief executive officer of the Company, is the director with the most knowledge of the Company’s business strategy and is best situated to serve as chairman of the board of directors. The Company’s charter, as well as regulations governing business development companies generally, requires that a majority of the board of directors be persons other than “interested persons” of the Company, as defined in Section 2(a)(19) of the 1940 Act. The board of directors does not currently have a lead independent director. The board of directors, after considering various factors, has concluded that its structure is appropriate at this time given the fact that it is a newly-formed entity with no assets. As the Company’s assets increase, the board of directors will continue to monitor its structure and determine whether it remains appropriate based on the complexity of the Company’s operations.

Compensation of Directors

Each of our independent directors are entitled to compensation for his services as a director in the amounts depicted below. We will not pay compensation to our interested directors. In addition, the independent directors will be reimbursed for reasonable out-of-pocket expenses incurred in connection with attending board and committee meetings. There are no pension or retirement benefits being offered to our directors at this time.

Net Asset Value	Annual Retainer Fee	Board Meeting and Committee Meeting Fees (in Person)	Board Meeting and Committee Meeting Fees (by Phone)	Annual Chairperson Fee
$0 to $100 million	$10,000	$500/$250	$250	$1,500
$100 million to $300 million	$20,000	$1,000/$500	$250	$2,500
$300 million to $500 million	$30,000	$1,500/$750	$250	$3,500
Above $500 million	$40,000	$2,000/$1,000	$250	$5,000

Compensation of Executive Officers

Our executive officers will not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of our Manager or by individuals who were contracted by our Manager to work on behalf of us, pursuant to the terms of the investment advisory agreement or administration agreement. Each of our executive officers is an employee of our Manager, and the day-to-day investment operations and administration of our portfolio are managed by our Manager. In addition, we are obligated to reimburse our Manager for our allocable portion of expenses incurred by our Manager in performing its obligations under the administration agreement, including the allocable portion of the cost of our officers and their respective staffs determined under the administration agreement; however, to date our Manager has only charged us the cost of our chief financial officer.

The investment advisory agreement and the administration agreement each provides that our Manager and its officers, directors, controlling persons and any other person or entity affiliated with it acting as our agent shall be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by our Manager or such other person, and our Manager and such other person shall be held harmless for any loss or liability suffered by us, if (i) our Manager has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests, (ii) our Manager or such other person was acting on behalf of or performing services for us, (iii) the liability or loss suffered was not the result of negligence or misconduct by our Manager or an affiliate thereof acting as our agent, and (iv) the indemnification or agreement to hold our Manager or such other person harmless is only recoverable out of our net assets and not from our shareholders.

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CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The following table sets forth, as of the date of this Statement of Additional Information, information with respect to the beneficial ownership of our common stock by:

•	Each person known to us to beneficially own more than 5% of the outstanding shares of our common stock;
•	Each of our directors and executive officers; and
•	All of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options that are currently exercisable or exercisable within 60 days of the offering. Percentage of beneficial ownership is based on 5,856,098 shares of common stock outstanding as of March 2, 2015.

Shares Beneficially Owned Immediately Prior to This Offering (1)
Name	Number	Percentage
5% Stockholders
None	—	—%
Executive Officers:
Michelle Kleier	—	—%
Emily Silva	—	—%
Garima Kakani	—	—%
Interested Directors:
Gurpreet (Gurprit) S. Chandhoke	—	—%
Bhavin Shah	—	—%
Independent Directors:
Jeya Kumar	—	—%
Amit Mahajan	—	—%
Robert Winspear	—	—%
All officers and directors as a group (6 persons)	—	—%

CODE OF ETHICS

We and our Manager have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C.

PROXY VOTING POLICIES AND PROCEDURES

We have delegated our proxy voting responsibility to our Manager. The Proxy Voting Policies and Procedures of our Manager are set forth below. The guidelines are reviewed periodically by our Manager and our independent directors, and, accordingly, are subject to change.

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Introduction

Our Manager is registered with the SEC as an investment adviser under the Advisers Act. As an investment adviser registered under the Advisers Act, our Manager will have fiduciary duties to us. As part of this duty, our Manager recognizes that it must vote client securities in a timely manner free of conflicts of interest and in our best interests and the best interests of our stockholders. Our Manager’s Proxy Voting Policies and Procedures have been formulated to ensure decision-making consistent with these fiduciary duties.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Our Manager evaluates routine proxy matters, such as proxy proposals, amendments or resolutions on a case-by-case basis. Routine matters are typically proposed by management and our Manager will normally support such matters so long as they do not measurably change the structure, management control, or operation of the corporation and are consistent with industry standards as well as the corporate laws of the state of incorporation.

Our Manager also evaluates non-routine matters on a case-by-case basis. Non-routine proposals concerning social issues are typically proposed by stockholders who believe that the corporation’s internally adopted policies are ill-advised or misguided. If our Manager has determined that management is generally socially responsible, our Manager will generally vote against these types of non-routine proposals. Non-routine proposals concerning financial or corporate issues are usually offered by management and seek to change a corporation’s legal, business or financial structure. Our Manager will generally vote in favor of such proposals provided the position of current stockholders is preserved or enhanced. Non-routine proposals concerning stockholder rights are made regularly by both management and stockholders. They can be generalized as involving issues that transfer or realign board or stockholder voting power. Our Manager typically would oppose any proposal aimed solely at thwarting potential takeovers by requiring, for example, super-majority approval. At the same time, our Manager believes stability and continuity promote profitability. Our Manager’ guidelines in this area seek a middle road and individual proposals will be carefully assessed in the context of their particular circumstances. If a vote may involve a material conflict of interest, prior to approving such vote, our Manager must consult with its chief compliance officer to determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict. If the conflict is determined not to be material, our Manager’ employees shall vote the proxy in accordance with our Manager’s proxy voting policy.

Proxy Voting Records

You may obtain information about how we voted proxies by making a written request for proxy voting information to:

Chief Compliance Officer
VII Peaks Co-Optivist Income BDC II, Inc.
4 Orinda Way, Suite 125-A
Orinda, CA 94563

OUR MANAGER

Overview of Our Manager

Our investment activities are managed by our Manager who is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act. Our Manager is responsible for sourcing potential investments, conducting research on prospective investments, analyzing investment opportunities, structuring our investments, and monitoring our investments and portfolio companies on an ongoing basis. Our Manager is led by Gurpreet (Gurprit) S. Chandhoke, who also serves as our Chief Executive Officer, and Stephen F. Shea. They are supported by the Manager’s team of employees, including investment professionals who have extensive experience in underwriting and issuing debt products that include high-yield, bank debt and convertible debt and have acted as financial advisers to private equity funds, venture capital firms and corporations in mergers and acquisitions, recapitalization and corporate finance transactions, and have served as principal investors in private equity and leveraged buyout transactions.

Our Manager has an investment committee that is responsible for reviewing, discussing and approving each investment opportunity we seek to pursue. We anticipate that our investment committee will meet once a week to discuss new and existing opportunities and developments on current investments. Our investment committee currently consists of Mr. Chandhoke, our Chief Executive Officer, Mr. Shea and Mr. Shah.

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Management Services and Responsibilities

Under the terms of the investment advisory agreement, our Manager:

•	determines the composition and allocation of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	determines what securities we will purchase, retain or sell;
•	identifies, evaluates, negotiates and structures the investments we make; and
•	executes, monitors and services the investments we make.

Under the investment advisory agreement, the Manager has a fiduciary responsibility for the safeguarding and use of our assets. The Manager is also subject to liability under both the 1940 Act and the Advisers Act for a breach of these fiduciary duties.

Our Manager’s services under the investment advisory agreement may not be exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. In addition, our Manager provides certain administrative services under the administration agreement. See “Administration Agreement.”

Advisory Fees

We pay our Manager a fee for its services under the investment advisory agreement consisting of two components — a base management fee and an incentive fee. The cost of both the base management fee payable to our Manager and any incentive fees it earns are ultimately borne by our stockholders.

Base Management Fee

Our base management fee is calculated as follows and payable monthly in arrears: 2.00% if our net assets are below $100 million; 1.75% if our net assets are between $100 million and $250 million; and 1.50% if our net assets are above $250 million. The base management fee may or may not be taken in whole or in part at the discretion of our Manager. All or any part of the base management fee not taken as to any month shall be deferred without interest and may be taken in such other month as our Manager shall determine. The base management fee for any partial month will be appropriately pro-rated.

Incentive Fee

The incentive fee has two parts. The first part, which we refer to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter. The subordinated incentive fee on income is 20% of pre-incentive net investment income subject to a quarterly return to investors, expressed as a rate of return on adjusted capital at the beginning of the most recently completed calendar quarter, of 2.0% (8.0% annualized). For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses reimbursed to our Manager under the investment advisory agreement and any interest expense and distributions paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The calculation of the subordinated incentive fee on income for each quarter is as follows:

•	No incentive fee is payable to our Manager in any calendar quarter in which our pre-incentive fee net investment income does not exceed the return rate of 2.0%;
•	20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.0% in any calendar quarter (8.0% annualized) is payable to our Manager once the return is reached.

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“Adjusted capital'' shall mean cumulative gross proceeds generated from sales of our common stock (including our distribution reinvestment plan) reduced for distributions to investors of proceeds from non-liquidating dispositions of our investments and amounts paid for share repurchases pursuant to our tender offer program.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Subordinated Incentive Fee on Income

Pre-incentive fee net investment income

(expressed as a percentage of adjusted capital)

Percentage of pre-incentive fee net investment income
allocated to income-related portion of incentive fee

The second part of the incentive fee, which we refer to as the incentive fee on capital gains, is an incentive fee on capital gains earned on liquidated investments from the portfolio and is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement). This fee equals 20.0% of our incentive fee capital gains, which equals our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees.

Example 1: Subordinated Incentive Fee on Income for Each Calendar Quarter

Scenario 1

Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 1.25%
•	Preferred return (1) = 2.0%
•	Base management fee (2) = 0.5%
•	Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.32%
•	Pre-incentive fee net investment income (investment income – (base management fee + other expenses)) = 0.43%
•	Pre-incentive fee net investment income does not exceed the preferred return rate, therefore there is no subordinated incentive fee on income payable.

Scenario 2

Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 3.5%
•	Preferred return (1) = 2.0%
•	Base management fee (2) = 0.5%
•	Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.32%
•	Pre-incentive fee net investment income (investment income – (base management fee + other expenses)) = 2.68%
•	Subordinated incentive fee on income = 20.0% × 0.68% = 0.136%

Pre-incentive fee net investment income exceeds the preferred return; therefore, the subordinated incentive fee on income is 0.136%.

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(1)	Represents 8.0% annualized preferred return.

(2)	Base management fee is calculated as follows and payable monthly in arrears: 2.00% if our net assets are below $100 million; 1.75% if our net assets are between $100 million and $250 million; and 1.50% if our net assets are above $250 million. Examples assume assets are equal to adjusted capital and that assets are less than $100 million.

(3)	Excludes organizational and offering expenses.

Example 2: Incentive Fee on Capital Gains

Scenario 1

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)
•	Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million
•	Year 3: FMV of Investment B determined to be $25 million
•	Year 4: Investment B sold for $31 million

The incentive fee on capital gains would be:

•	Year 1: None
•	Year 2: Incentive fee on capital gains of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20.0%)
•	Year 3: None — $5 million (20.0% multiplied by ($30 million cumulative realized capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)
•	Year 4: Incentive fee on capital gains of $200,000 — $6.2 million ($31 million cumulative realized capital gains multiplied by 20.0%) less $6 million (incentive fee on capital gains during operations taken in Year 2)

Scenario 2

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)
•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million
•	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million
•	Year 4: FMV of Investment B determined to be $35 million
•	Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

•	Year 1: None
•	Year 2: $5 million incentive fee on capital gains — 20.0% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)
•	Year 3: $1.4 million incentive fee on capital gains — $6.4 million (20.0% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million incentive fee on capital gains during operations received in Year 2
•	Year 4: None
•	Year 5: None — $5 million (20.0% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative incentive fee on capital gains paid in Year 2 and Year 3

*	The returns shown are for illustrative purposes only. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in the examples above.

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Payment of Our Expenses

Our primary operating expenses are the payment of advisory fees and other expenses under the investment advisory agreement and other expenses necessary for our operations. Our investment advisory fee compensates our Manager for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments. We bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

•	corporate, organizational and offering expenses relating to offerings of our common stock, subject to limitations included in our investment advisory agreement;
•	the cost of calculating our net asset value, including the related fees and cost of any third-party valuation services;
•	the cost of effecting sales and repurchases of shares of our common stock and other securities;
•	fees payable to third parties relating to, or associated with, monitoring our financial and legal affairs, making investments, and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;
•	transfer agent and custodial fees;
•	fees and expenses associated with marketing efforts;
•	federal and state registration fees and any stock exchange listing fees;
•	federal, state and local taxes;
•	independent directors’ fees and expenses, including travel expenses;
•	costs of director and shareholder meetings, proxy statements, shareholders’ reports and notices;
•	costs of fidelity bond, directors and officers/errors and omissions liability insurance and other types of insurance;
•	direct costs, including those relating to printing of shareholder reports and advertising or sales materials, mailing, long distance telephone and staff;
•	fees and expenses associated with independent audits and outside legal costs, including compliance with the Sarbanes-Oxley Act of 2002, the 1940 Act and applicable federal and state securities laws;
•	brokerage commissions for our investments;
•	all other expenses incurred by us or our Manager in connection with administering our business, including expenses incurred by our Manager in performing its obligations; and
•	the reimbursement of the compensation of our chief financial officer and chief compliance officer, whose salaries are paid by our Manager, to the extent that each such reimbursement amount is annually approved by our independent directors and subject to the limitations included in our administration agreement.

Duration and Termination

Unless earlier terminated as described below, the investment advisory agreement remains in effect for a period of two years from the date that it was approved by our shareholders, which was December 13, 2013, and will remain in effect from year-to-year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons.

The investment advisory agreement will automatically terminate in the event of its assignment. As required by the 1940 Act, the investment advisory agreement provides that we may terminate the agreement without penalty upon 60 days’ written notice to our Manager. If our Manager wishes to voluntarily terminate the investment advisory agreement, it must give stockholders a termination and must pay all expenses associated with its termination. The investment advisory agreement may also be terminated, without penalty, upon the vote of a majority of our outstanding voting securities.

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Without the vote of a majority of our outstanding voting securities, our investment advisory agreement may not be materially amended, nor may we engage in a merger or other reorganization with our Manager. In addition, should we or our Manager elect to terminate the investment advisory agreement, a new investment adviser may not be appointed without approval of a majority of our outstanding common stock, except in limited circumstances where a temporary adviser may be appointed without stockholder consent, consistent with the 1940 Act, for a time period not to exceed 150 days following the date on which the previous contract terminates.

Prohibited Activities

Our charter prohibits the following activities between us and our Manager:

•	We may not purchase or lease assets in which our Manager has an interest unless we disclose the terms of the transaction to our stockholders and the terms do not exceed the lesser of cost or fair market value, as determined by an independent expert;
•	We may not invest in general partnerships or joint ventures with affiliates and non-affiliates unless certain conditions are met;
•	Our Manager may not acquire assets from us unless approved by our stockholders in accordance with our charter;
•	We may not lease assets to our Manager unless we disclose the terms of the transaction to our stockholders and such terms are fair and reasonable to us;
•	We may not make any loans to our Manager except for the advancement of funds as permitted by our charter;
•	We may not acquire assets in exchange for our stock;
•	We may not pay a commission or fee, either directly or indirectly to our Manager, except as otherwise permitted by our charter, in connection with the reinvestment of cash flows from operations and available reserves or of the proceeds of the resale, exchange or refinancing of our assets;
•	Our Manager may not charge duplicate fees to us; and
•	Our Manager may not provide financing to us with a term in excess of 12 months.

In addition, the investment advisory agreement prohibits our Manager from receiving or accepting any rebate, give-up or similar arrangement that is prohibited under federal or state securities laws. Our Manager is also prohibited from participating in any reciprocal business arrangement that would circumvent provisions of federal or state securities laws governing conflicts of interest or investment restrictions. Finally, our Manager is prohibited from entering into any agreement, arrangement or understanding that would circumvent restrictions against dealing with affiliates or promoters under applicable federal or state securities laws.

Indemnification

Our charter and the investment advisory agreement provide that our Manager and its officers, directors, controlling persons and any other person or entity affiliated with, or acting on behalf of, our Manager (each an “Indemnified Party” and, collectively the “Indemnified Parties”) shall not be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by the Indemnified Parties, nor shall the Indemnified Parties be held harmless for any loss or liability suffered by us, unless (i) the Indemnified Party has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests, (ii) the Indemnified Party was acting on behalf of or performing services for us, (iii) the liability or loss suffered was not the result of willful misfeasance, bad faith, or gross negligence by the Indemnified Party, and (iv) such indemnification or agreement to hold harmless for any loss or liability suffered is recoverable only out of our net assets and not from our stockholders.

Organization of our Manager

VII Peaks Capital, LLC is a limited liability company that is registered as an investment adviser under the Advisers Act. The principal address of our Manager is c/o 4 Orinda Way, Suite 125-A, Orinda, CA 94563.

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Shareholder Approval of the Investment Advisory Agreement

Our shareholders approved our current investment advisory agreement with our manager at a special meeting of shareholders held on December 13, 2013. The approval by our shareholders is effective for two years after the special meeting. Thereafter, the investment advisory agreement must be approved at least annually by our board of directors or by the vote of a majority of our outstanding shares.

In evaluating our investment advisory agreement, our board of directors will consider the following factors, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to us by our Manager; (b) comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives; (c) our projected operating expenses and expense ratio compared to BDCs with similar investment objectives; (d) any existing and potential sources of indirect income to our Manager from their relationships with us and the profitability of those relationships; (e) information about the services to be performed and the personnel performing such services under the investment advisory agreement; (f) the organizational capability and financial condition of our Manager and its affiliates; (g) the possibility of obtaining similar services from other third party service providers or through an internally managed structure; and (h) the alignment of incentives of our Manager and our stockholders to be achieved by paying the incentive fee in shares of our common stock.

Based on the information reviewed and the discussions, the board of directors, including a majority of the non-interested directors, concluded that the investment advisory fee rates are reasonable in relation to the services to be provided.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of our investment committee, which is currently composed of Mr. Chandhoke, our Chief Executive Officer, Mr. Shea, and Mr. Shah. Our investment committee must approve each new investment that we make. The members of our investment committee are not employed by us, and receive no compensation from us in connection with their portfolio management activities. However, through their financial interests in our Manager, they will be entitled to a portion of any investment advisory fees paid by us to our Manager.

Investment Personnel

We consider the members of our investment committee and the officers of our Manager, each of whom is listed below, to be our portfolio managers.

Name	Position(s)
Gurpreet (Gurprit) S. Chandhoke	Member of our investment committee; Managing Partner and Chief Investment Officer, VII Peaks Capital, LLC
Stephen F. Shea	Member of our investment committee; Managing Partner, VII Peaks Capital, LLC
Bhavin Shah	Member of our investment committee

Gurpreet (Gurprit) S. Chandhoke

The business experience of Mr. Chandhoke can be found at “Management — Biographical Information — Executive Officers.”

Stephen F. Shea

Mr. Shea has been a Managing Partner of VII Peaks since August 2009. Prior to joining VII Peaks, Mr. Shea worked as a consultant with investment banking and venture/private equity teams and helped registered investment advisers integrate and build out offerings into distribution channels with his long standing connections at a number of wire houses. Mr. Shea also advised hedge funds on new seeding opportunities in the commodities/futures space. Prior to his consulting work, from October 2005 to March 2007, Mr. Shea was Vice President of Institutional Sales RIA Team for Fidelity Investments in San Francisco, spending the majority of his time as a director of sales for Institutional Investment Managers, RIA wealth management teams and banks and trust companies. In addition, Mr. Shea was responsible for the signing, business development and retention of SEC registered RIA relationship in San Francisco and the Pacific Northwest. Prior to working for Fidelity Investments, Mr. Shea worked for Wentworth, Hauser and Violich Investment Counsel. At Wentworth, Mr. Shea was a member of Stock Selection and Investment Policy committees. He co-developed an open architecture WRAP, Sub-Advised, RIA platform. Before that, from December 1999 to March 2001, Mr. Shea worked at Deutsche Bank/Alex Brown. At Deutsche Bank/Alex Brown, Mr. Shea acted as a lead broker for many of the top technology executives.

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Mr. Shea holds a Bachelor of Science in Business and Finance from St. Mary’s College in California.

Bhavin Shah

The business experience of Mr. Chandhoke can be found at “Management — Biographical Information — Interested Directors.”

The table below shows the dollar range of shares of our common stock to be beneficially owned by our portfolio managers.

Dollar Range of Equity Securities Beneficially Owned (1) (2) (3)
Name of Portfolio Manager
Gurpreet (Gurprit) S. Chandhoke	None
Stephen F. Shea	None
Bhavin Shah	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, or the “Exchange Act.”
(2)	The dollar range of equities securities beneficially owned by our directors is based on the initial offering price per share of $9.75.
(3)	The dollar range of equity securities beneficially owned are: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or over $1,000,000.

ADMINISTRATION AGREEMENT

Our Manager serves as our administrator. Pursuant to an administration agreement, our Manager furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the administration agreement, our Manager also performs, or oversees the performance of, our required administrative services, which include, among other things, transfer agency and other service providers supervision and oversight, preparation and supervision of the financial records for which we are required to maintain for SEC reporting, stockholder reporting and other Company needs, implementation and supervision of a robust compliance program and oversight and administration of the quarterly share repurchase program. In addition, our Manager assists us in activities which include, among other things, performance and supervision of investor relations, Company Board of Director communication and reporting, determining and publishing our net asset value, overseeing the preparation and filing of our tax returns, the communication, printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and other events such as distributions, and the performance of administrative and professional services rendered to us by others. Under the administration agreement, we are obligated to reimburse our Manager for our allocable portion of our Manager’s overhead in performing its obligations under the administration agreement, including rent, the fees and expenses associated with overseeing and performing the compliance functions and our allocable portion of the compensation of our chief financial officer, chief compliance officer and any administrative support staff; however, to date, cost of the chief financial officer, fund administration accounting and the chief compliance officer are charged directly to the Company. Under the administration agreement, our Manager will also provide on our behalf managerial assistance to those portfolio companies that request such assistance. The administration agreement also provides the reimbursement to the Company by the Manager for the Manager’s share of the Directors and Officers insurance, which is paid by the Company in full. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

The administration agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our Manager and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Manager’s services under the administration agreement or otherwise as administrator for us.

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LICENSE AGREEMENT

We have entered into a license agreement with VII Peaks under which VII Peaks has agreed to grant us a non-exclusive, royalty-free license to use the names “VII Peaks” and “Co-Optivist.” Under this agreement, we will have a right to use the “VII Peaks” and “Co-Optivist” names for so long as our Manager or one of its affiliates remains our investment adviser. Other than with respect to these limited licenses, we will have no legal right to the “VII Peaks” or “Co-Optivist” names. The license agreement will remain in effect for so long as the investment advisory agreement with our Manager is in effect.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or IRS, regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;
•	A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;
•	A trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all decisions of the trust, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or
•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner in a partnership holding shares of our common stock should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

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Election to be Taxed as a RIC

We intend to elect, beginning with our first taxable year subsequent to the date that we commence investment operations, to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any income that we distribute to our stockholders from our tax earnings and profits. To obtain and maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain and maintain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, or the Annual Distribution.

Taxation as a Regulated Investment Company

If we:

•	maintain our qualification as a RIC; and
•	satisfy the Annual Distribution Requirement, then we will not be subject to federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no federal income tax, or the Excise Tax Avoidance Requirement. We generally will endeavor in each taxable year to avoid any U.S. federal excise tax on our earnings.

In order to maintain our qualification as a RIC for federal income tax purposes, we must, among other things:

•	continue to qualify as a business development company under the 1940 Act at all times during each taxable year;
•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities, or the 90% Income Test; and
•	diversify our holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and
•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships,” or the Diversification Tests.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.

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We intend to invest a portion of our net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when we may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. We will address these and other issues to the extent necessary in order to seek to ensure that we distribute sufficient income so that we do not become subject to U.S. federal income or excise tax.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Senior Securities.” As a result, we may be prohibited from making distributions necessary to satisfy the Annual Distribution Requirement. Even if we are not prohibited from making distributions, our ability to raise additional capital to satisfy the Annual Distribution Requirement may be limited. If we are not able to make sufficient distributions to satisfy the Annual Distribution Requirement, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The remainder of this discussion assumes that we maintain our qualification as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, or Qualifying Dividends, may be eligible for a maximum tax rate of either 15% or 20%, depending on whether the stockholder’s income exceeds certain threshold amounts. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential tax rate applicable to Qualifying Dividends. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently generally taxable at a maximum rate of 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of distributions paid for that year, we may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, any distribution declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the distribution was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

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A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. stockholders currently are generally subject to a maximum federal income tax rate of either 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts) on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, for taxable years after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends, capital gain distributions received from us and net gains from redemptions or other taxable dispositions of our common stock) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We (or if a U.S. stockholder holds shares through an intermediary, such intermediary) will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of distributions, if any, eligible for the preferential maximum rate). Distributions paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

Recent legislation requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the IRS and to taxpayers. Stockholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

We may be required to withhold federal income tax, or backup withholding, currently at a rate of 28%, from all distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Stockholders

Whether an investment in our shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in our shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

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Distributions of our investment company taxable income to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.)

In addition, with respect to certain distributions made by RICs to Non-U.S. stockholders in taxable years beginning before January 1, 2014, no withholding is required and the distributions generally are not subject to federal income tax if (i) the distributions are properly designated in a notice timely delivered to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be given as to whether legislation will be enacted to extend the application of this provision to taxable years of RICs beginning on or after January 1, 2014. Currently, we do not anticipate that any significant amount of our distributions will be designated as eligible for this exemption from withholding.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to U.S. federal withholding tax and generally will not be subject to federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States, or such Non-U.S. stockholder in the United States or (ii) in the case of an individual stockholder, the stockholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the distributions or gains and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to U.S. federal withholding tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Effective January 1, 2014, we will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Stockholders may be requested to provide additional information to us to enable us to determine whether withholding is required.

Non-U.S. stockholders may also be subject to U.S. estate tax with respect to their investment in our common stock.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Maintain Our Qualification as a RIC

If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level federal taxes or to dispose of certain assets).

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If we were unable to qualify for treatment as a RIC and the foregoing relief provisions are not applicable, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income that, subject to certain limitations may be eligible for the 20% maximum rate to the extent of our current and accumulated earnings and profits provided certain holding period and other requirements were met. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

LIQUIDITY STRATEGY

Within four years following the completion of our public offering or any subsequent follow-on offering, our board of directors is required to recommend that we pursue a liquidity event for our shareholders. For purposes of this prospectus, we define “liquidity event” to include: (i) a listing of our shares on a national securities exchange; (ii) a merger or another transaction approved by our board of directors in which our shareholders will receive cash or shares of a listed company; or (iii) a sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation. We expect that the liquidity event recommended by our board of directors will be completed within twelve months following the recommendation by our board of directors. If our board of directors recommends a liquidation of our assets or a merger or other transaction in which our shareholders would receive cash or shares in a listed company, we will cease making new investments in discounted corporate debt securities at the time of such recommendation. If, on the other hand, our board of directors recommends a listing of our shares on a national securities exchange, we may continue our investment strategy of investing in discounted corporate debt securities of public companies.

We do not know at this time what circumstances will exist in the future and therefore we do not know what factors our board of directors will consider in determining what form of liquidity event to pursue. In making a determination of what type of liquidity event is in the best interest of our shareholders, our board of directors, including our independent directors, may consider a variety of criteria, including, but not limited to, market conditions, portfolio diversification, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our shares, internal management requirements to become a perpetual life company and the potential for shareholder liquidity. We do not know at this time what circumstances will exist in the future and therefore we do not know what factors our board of directors will consider in determining what form of liquidity event to pursue. Prior to a liquidity event, our tender offer program may provide a limited opportunity for you to have your shares of common stock repurchased as described below. See “Tender Offer Program.”

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, our Manager will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our Manager does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our Manager generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Manager may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our Manager determines in good faith that such commission is reasonable in relation to the services provided.

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GENERAL INFORMATION

Custodian

U.S. Bank National Association provides custodian services to us pursuant to a custodian services agreement. The principal business address of U.S. Bank National Association is One Federal Street, 3 rd Floor, Boston, MA 02110.

Transfer Agent

Phoenix American Financial Services, Inc. provides transfer agency and distribution paying agency services to us under a transfer agency agreement. The address of Phoenix American Financial Services, Inc. is Phoenix American Financial Services, Inc., Attention: VII Peaks Co-Optivist Income BDC Service Team, 2401 Kerner Blvd, San Rafael, CA 94901.

Legal Counsel

Legal matters for the Fund are passed upon by Davis Gillett Mottern & Sims, LLC, 1230 Peachtree Street, N.E., Suite 2445, Atlanta, GA 30309.

Independent Registered Public Accounting Firm

Burr Pilger Mayer, Inc. serves as an independent registered public accounting firm for the Fund. Burr Pilger Mayer, Inc. provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings. Burr Pilger Mayer, Inc.is located at 600 California Street, Suite 600, San Francisco, CA 94108.

FINANCIAL STATEMENTS OF ACQUIRING FUND

The financial statements and the independent registered public accounting firm’s report thereon, appearing in the Acquiring Fund’s Post-Effective Amendment No. 8 to our Registration Statement on Form N-2, filed on March 27, 2015, are incorporated by reference in this SAI.  Our annual and quarterly (unaudited) reports are available at www.viipeaksbdc.com, or will be provided upon request and without charge by calling (855) 889-1778.

AGREEMENT AND PLAN OF REORGANIZATION

The Agreement and Plan of Reorganization relating to the proposed Reorganization of each Target Fund into the Acquiring Fund are attached hereto as Exhibits A, B and C.

FINANCIAL STATEMENTS OF TARGET FUNDS

The financial statements of each Target Fund are attached hereto as Exhibits D, E and F.

PRO FORMA FINANCIAL INFORMATION

Pro forma financial statements showing the effects of the Reorganization of each Target Fund into the Acquiring Fund, and the Reorganization of all Target Funds into the Acquiring Fund, as if such Reorganizations occurred as of January 2014, are attached hereto as Exhibits G, H and I.

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APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of April __, 2015 by VII Peaks Co-Optivist Income BDC II, Inc. (the “Acquiring Fund”), a Maryland corporation, and VII Peaks Co-Optivist B Fund I, LLC, a Delaware limited liability company (the “Target Fund”).

WITNESSETH:

WHEREAS, the Board of Directors of the Acquiring Fund, and the VII Peaks-KBR B Fund I Management, LLC (the “Manager”) of the Target Fund, have determined that entering into this Agreement whereby the Target Fund would transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, is in the best interests of the members and members of the Target Fund and the Acquiring Fund, respectively; and

WHEREAS, the parties intend that this transaction qualify as a taxable exchange under Section 1001 of the Internal Revenue Code of 1986, as amended (the “Code”);

NOW, THEREFORE, in consideration of the mutual promises contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Plan of Transaction.

A. Transfer of Assets. Upon satisfaction of the conditions precedent set forth in Sections 7 and 8 hereof, the Target Fund will convey, transfer and deliver to the Acquiring Fund at the closing, provided for in Section 2 hereof, all of the existing assets of the Target Fund (including accrued interest to the Closing Date) (as defined below), free and clear of all liens, encumbrances and claims whatsoever (the assets so transferred collectively being referred to as the “Assets”).

B. Consideration. In consideration thereof, the Acquiring Fund agrees that the Acquiring Fund at the closing will (i) deliver to the Target Fund, that number of full and fractional shares of common stock, par value $0.01 per share, of the Acquiring Fund in an amount equal to the aggregate dollar value of the Assets determined pursuant to Section 3(A) hereof net of any liabilities of the Target Fund described in Section 3(E) hereof (the “Liabilities”) (collectively, the “Acquiring Fund Shares”) divided by the net asset value per share of the Acquiring Fund’s common stock, as most recently reported in periodic reports filed with the Securities and Exchange Commission, and (ii) assume all of the Liabilities of the Target Fund. The calculation of full and fractional Acquiring Fund Shares to be exchanged shall be carried out to no less than two (2) decimal places. All Acquiring Fund Shares delivered to the Target Fund in exchange for such Assets shall be delivered at net asset value without sales load, commission or other transactional fees being imposed.

2.	Closing of the Transaction.

A. Closing Date. The closing shall occur within thirty (30) business days after the later of the receipt of all necessary regulatory approvals and the final adjournment of the meeting of members of the Target Fund at which this Agreement will be considered and approved, or such later date as soon as practicable thereafter, as the parties may mutually agree (the “Closing Date”). On the Closing Date, the Acquiring Fund shall deliver to the Target Fund the Acquiring Fund Shares in the amount determined pursuant to Section 1(B) hereof and the Target Fund thereafter shall, in order to effect the distribution of such shares to the Target Fund members, instruct the Acquiring Fund to register the pro rata interest in the Acquiring Fund Shares (in full and fractional shares) of each of the holders of record of shares of the Target Fund in accordance with their holdings of Interests (as such term is defined in the operating agreement of the Target Fund) of the Target Fund and shall provide as part of such instruction a complete and updated list of such holders (including addresses and taxpayer identification numbers), and the Acquiring Fund agrees promptly to comply with said instruction. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such instruction, but shall assume that such instruction is valid, proper and correct.

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3.	Procedure for Reorganization.

A. Valuation. The value of the Assets and Liabilities of the Target Fund to be transferred and assumed, respectively, by the Acquiring Fund shall be computed as of the Closing Date.

B. Delivery of Portfolio Assets. The Assets shall be delivered to U.S. Bank National Association as Custodian for the Acquiring Fund or such other custodian as designated by the Acquiring Fund (collectively the “Custodian”) for the benefit of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, the cost of which shall be borne by the Target Fund. To the extent Assets consist of uncertificated interests in non-tradable securities, the delivery of the Asset shall consist of the re-registration of the Asset in the name of the Custodian (for the benefit of the Acquiring Fund).

C. Failure to Deliver Securities. If the Target Fund is unable to make delivery pursuant to Section 3(B) hereof to the Custodian of any of the securities of the Target Fund for the reason that any such securities purchased by the Target Fund have not yet been delivered it by the Target Fund’s broker or brokers, then, in lieu of such delivery, the Target Fund shall deliver to the Custodian, with respect to said securities, executed copies of an agreement of assignment and due bills executed on behalf of such broker or brokers, together with such other documents as may be required by the Acquiring Fund or Custodian, including brokers’ confirmation slips. If the Target Fund is unable to make delivery pursuant to Section 3(B) hereof to the Custodian of any of the securities of the Target Fund for the reason that the issuer has failed or refused to register the transfer of the securities in the name of the Custodian by the Closing Date, then, in lieu of such delivery, the Target Fund shall deliver to the Custodian, with respect to such securities, irrevocable instructions to (i) register such securities in the Custodian’s name, and (ii) to pay all amounts distributable or payable on such securities to the account of the Custodian, whether dividends, distributions, redemption payments, etc.

D. Shareholder Accounts. The Acquiring Fund, in order to assist the Target Fund in the distribution of the Acquiring Fund Shares to the Target Fund members after delivery of the Acquiring Fund Shares to the Target Fund, will establish pursuant to the request of the Target Fund an open account with the Acquiring Fund for each member of the Target Fund and, upon request by the Target Fund, shall transfer to such accounts, the exact number of Acquiring Fund Shares then held by the Target Fund specified in the instruction provided pursuant to Section 2 hereof.

E. Liabilities. The Liabilities shall include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

F. Expenses. The Acquiring Fund and the Target Fund shall pay all of the expenses of the Reorganization in the proportion to which each Fund’s net asset value bears to the combined net asset value of both Funds, including the costs of the special meeting of members of the Target Fund.

G. Dissolution. As soon as practicable after the Closing Date but in no event later than one year after the Closing Date, the Target Fund shall voluntarily dissolve and completely liquidate by taking, in accordance with the laws of the State of Delaware and federal securities laws, all steps as shall be necessary and proper to effect a complete liquidation and dissolution of the Target Fund. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books.

4.	Representations and Warranties of the Target Fund.

The Target Fund hereby represents and warrants to the Acquiring Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Acquiring Fund that:

A. Organization. The Target Fund is a limited liability company duly organized, validly existing and in good standing in conformity with the laws of the State of Delaware. The Target Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Fund. The Target Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

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B. Registration. The Fund is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), in reliance on the exclusion set forth in Section 3(c)(1) of the 1940 Act. The Target Fund is in compliance in all material respects with the 1940 Act, and the rules and regulations thereunder with respect to its activities. All of the outstanding Interests of the Target Fund have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive or dissenters’ rights.

C. Audited Historical Financial Statements. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Target Fund audited as of and for the year ended December 31, 2014, true and complete copies of which have been heretofore furnished to the Acquiring Fund, fairly represent the financial condition and the results of operations of the Target Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

D. Unaudited Financial Statements. The Target Fund shall furnish to the Acquiring Fund within ten (10) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of the Target Fund’s operations as of, and for the periods ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the period then ended; and such financial statements shall be certified by the Treasurer of the Target Fund as complying with the requirements hereof.

E. Contingent Liabilities. There are, and as of the Closing Date will be, no contingent liabilities of the Target Fund not disclosed in the financial statements delivered pursuant to Sections 4(C) and 4(D) hereof which would materially affect the Target Fund’s financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Target Fund which would, if adversely determined, materially affect the Target Fund’s financial condition. All liabilities were incurred by the Target Fund in the ordinary course of its business.

F. Material Agreements. The Target Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the audited financials delivered pursuant to Section 4(C), there are no material agreements outstanding relating to the Target Fund to which the Target Fund is a party.

G. Tax Returns. At the date hereof and on the Closing Date, all federal and other material tax returns and reports of the Target Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Target Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

H. Necessary Authority. The Target Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Manager on behalf of the Target Fund, and except for obtaining approval of the Target Fund members, no other corporate acts or proceedings by the Target Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Target Fund and constitutes a valid and binding obligation of the Target Fund enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors’ rights generally, or by general principles of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

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I. No Violation, Consents and Approvals. The execution, delivery and performance of this Agreement by the Target Fund does not and will not (i) result in a material violation of any provision of the Target Fund’s organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Target Fund, (iii) result in a material violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Target Fund is subject, or (iv) result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Target Fund. Except as have been obtained, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Target Fund of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Target Fund of the transactions contemplated by this Agreement.

J. Absence of Changes. From the date of this Agreement through the Closing Date, there shall not have been:

i.	any change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Target Fund, other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets, financial condition or manner of conducting business;

ii.	issued by the Target Fund any option to purchase or other right to acquire shares of the Target Fund to any person;

iii.	any entering into, amendment or termination of any contract or agreement by the Target Fund, except as otherwise contemplated by this Agreement;

iv.	any indebtedness incurred, other than in the ordinary course of business, by the Target Fund for borrowed money or any commitment to borrow money entered into by the Target Fund;

v.	any amendment of the Target Fund’s organizational documents; or

vi.	any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable.

K. Title. On the Closing Date, the Target Fund will have good and marketable title to the Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable, and full right, power and authority to sell, assign, transfer and deliver such Assets; upon delivery of such Assets, the Acquiring Fund will receive good and marketable title to such Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable.

L. Fair Market Value. The fair market value on a going concern basis of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject.

M. Target Fund Liabilities. Except as otherwise provided for herein, the Target Fund shall use reasonable efforts, consistent with its ordinary operating procedures, to repay in full any indebtedness for borrowed money and have discharged or reserved against all of the Target Fund’s known debts, liabilities and obligations including expenses, costs and charges whether absolute or contingent, accrued or un-accrued.

5.	Representations and Warranties of the Acquiring Fund.

The Acquiring Fund hereby represents and warrants to the Target Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Target Fund that:

A. Organization. The Fund is a corporation duly formed and in good standing under the laws of the state of Maryland and is duly authorized to transact business in the state of its organization. The Acquiring is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business and the business thereof as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

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B. Registration. The Acquiring Fund is an open-end management investment company that has elected to be treated as a business development company under the 1940 Act and such election has not been revoked or rescinded. The Acquiring Fund is in compliance in all material respects with the 1940 Act applicable to business development companies, and the rules and regulations thereunder with respect to its activities. All of the outstanding shares of common stock of the Acquiring Fund have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive or dissenters’ rights.

 C. Audited Historical Financial Statements. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquiring Fund audited as of and for the year ended December 31, 2014, true and complete copies of which have been heretofore furnished to the Target Fund, fairly represent the financial condition and the results of operations of the Acquiring Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

D. Unaudited Financial Statements. The Acquiring Fund shall furnish to the Target Fund within ten (10) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the end of the calendar quarter occurring immediately prior to the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of its operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the period involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the Acquiring Fund as complying with the requirements hereof.

E. Contingent Liabilities. There are, and as of the Closing Date will be, no contingent liabilities of the Acquiring Fund not disclosed in the financial statements delivered pursuant to Sections 5(C) and 5(D) hereof which would materially affect the Acquiring Fund’s financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Acquiring Fund which would, if adversely determined, materially affect the Acquiring Fund’s financial condition. All liabilities were incurred by the Acquiring Fund in the ordinary course of its business.

F. Material Agreements. The Acquiring Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and, except as referred to in the Prospectus/Proxy Statement there are no material agreements outstanding relating to the Acquiring Fund to which the Acquiring Fund is a party.

G. Tax Returns. At the date hereof and on the Closing Date, all federal and other material tax returns and reports of the Acquiring Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

H. Necessary Authority. The Acquiring Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the board of directors of the Acquiring Fund, no other corporate acts or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Acquiring Fund and constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors’ rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

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I. No Violation; Consents and Approvals. The execution, delivery and performance of this Agreement by the Acquiring Fund does not and will not (i) result in a material violation of any provision of the Acquiring Fund’s organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Acquiring Fund, (iii) result in a material violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Acquiring Fund is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Acquiring Fund. Except as have been obtained, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement.

J. Absence of Proceedings. There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against the Acquiring Fund which would materially affect its financial condition.

K. Acquiring Fund Shares: Registration. The Acquiring Fund Shares to be issued pursuant to Section 1 hereof will be duly registered under the Securities Act of 1933, as amended (the “Securities Act”), and all applicable state securities laws.

L. Acquiring Fund Shares: Authorization. The Acquiring Fund Shares to be issued pursuant to Section 1 hereof have been duly authorized and, when issued in accordance with this Agreement, will be validly issued, fully paid and non-assessable, will not be subject to pre-emptive or dissenters’ rights and will conform in all material respects to the description thereof contained in the Acquiring Fund’s Prospectus furnished to the Target Fund.

M. Absence of Changes. From the date hereof through the Closing Date, there shall not have been any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Acquiring Fund, other than changes in the ordinary course of its business, which has had a material adverse effect on such business, results of operations, assets, financial condition or manner of conducting business.

N. Registration Statement. The Registration Statement and the Prospectus/Proxy Statement as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if they shall have been amended or supplemented, conforms and will conform, as they relate to the Acquiring Fund, in all material respects, to the applicable requirements of the applicable federal securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 5 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Fund furnished to the Acquiring Fund by the Target Fund.

O. Tax Qualification. The Acquiring Fund has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by Section 852 of the Code for each of its taxable years.

6.	Covenants.

During the period from the date of this Agreement and continuing until the Closing Date, the Target Fund and Acquiring Fund agree as follows (except as expressly contemplated or permitted by this Agreement):

A. Other Actions. The Target Fund and Acquiring Fund shall operate only in the ordinary course of business consistent with prior practice. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

B. Government Filings; Consents. The Target Fund and Acquiring Fund will file with the SEC between the date of this Agreement and the Closing Date all reports required to be filed therewith, and the Target Fund and Acquiring Fund shall deliver to the other party copies of all such reports promptly after the same are filed. Except where prohibited by applicable statutes and regulations, each party shall promptly provide the other (or its counsel) with copies of all other filings made by such party with any state, local or federal government agency or entity in connection with this Agreement or the transactions contemplated hereby. Each of the Target Fund and the Acquiring Fund shall use all reasonable efforts to obtain all consents, approvals and authorizations required in connection with the consummation of the transactions contemplated by this Agreement and to make all necessary filings with the appropriate federal and state officials.

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C. Preparation of the Registration Statement and the Prospectus/Proxy Statement. In connection with the Registration Statement and the Prospectus/Proxy Statement, each party hereto will cooperate with the other and furnish to the other the information relating to the Target Fund or Acquiring Fund, as the case may be, required by the Securities Act or the Securities Exchange Act of 1934 and the rules and regulations thereunder, to be set forth in the Registration Statement or the Prospectus/Proxy Statement. The Acquiring Fund shall promptly prepare the Prospectus/Proxy Statement and the Acquiring Fund shall promptly prepare and file with the SEC the Registration Statement, in which the Prospectus/Proxy Statement will be included as a prospectus. In connection with the Registration Statement, insofar as it relates to the Target Fund and its affiliated persons, the Acquiring Fund shall only include such information as is approved by the Target Fund for use in the Registration Statement. The Acquiring Fund shall not amend or supplement any such information regarding the Target Fund and such affiliates without the prior written consent of the Target Fund which consent shall not be unreasonably withheld or delayed. The Acquiring Fund shall promptly notify and provide the Target Fund with copies of all amendments or supplements filed with respect to the Registration Statement. The Acquiring Fund shall use all reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing. The Acquiring Fund shall also take any action (other than qualifying to do business in any jurisdiction in which it is now not so qualified) required to be taken under any applicable state securities laws in connection with the issuance of the Acquiring Fund Shares in the transactions contemplated by this Agreement, and the Target Fund shall furnish all information concerning the Target Fund and the holders of the Target Fund’s shares as may be reasonably requested in connection with any such action.

D. Access to Information. During the period prior to the Closing Date, the Target Fund shall make available to the Acquiring Fund a copy of each report, schedule, registration statement and other document (the “Documents”) filed or received by it during such period pursuant to the requirements of federal or state securities laws or federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law). During the period prior to the Closing Date, the Acquiring Fund shall make available to the Target Fund each Document pertaining to the transactions contemplated hereby filed or received by it during such period pursuant to federal or state securities laws or federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law).

E. Member Meeting. The Target Fund shall call a meeting of the Target Fund members to be held as promptly as practicable for the purpose of voting upon the approval of this Agreement and the transactions contemplated herein, and shall furnish a copy of the Prospectus/Proxy Statement and proxy card to each member of the Target Fund as of the record date for such meeting of members. The Manager shall recommend to the Target Fund members approval of this Agreement and the transactions contemplated herein, subject to fiduciary obligations under applicable law.

F. Portfolios. The Target Fund and Acquiring Fund covenant and agree to dispose of certain assets prior to the Closing Date, but only if and to the extent necessary, so that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Prospectus/Proxy Statement.

G. Distribution of Shares. The Target Fund covenants that at closing it shall cause to be distributed the Acquiring Fund Shares in the proper pro rata amount for the benefit of Target Fund’s members and that the Target Fund shall not continue to hold amounts of said shares so as to cause a violation of Section 12(d)(1) of the 1940 Act. The Target Fund covenants to use all reasonable efforts to cooperate with the Acquiring Fund and the Acquiring Fund’s transfer agent in the distribution of said shares. The Target Fund covenants further that, pursuant to Section 3(G) hereof, it shall liquidate and dissolve as promptly as practicable after the Closing Date.

H. Brokers or Finders. Except as disclosed in writing to the other party prior to the date hereof, each of the Target Fund and the Acquiring Fund represents that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, and each party shall hold the other harmless from and against any and all claims, liabilities or obligations with respect to any such fees, commissions or expenses asserted by any person to be due or payable in connection with any of the transactions contemplated by this Agreement on the basis of any act or statement alleged to have been made by such first party or its affiliate.

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I. Additional Agreements. In case at any time after the Closing Date any further action is necessary or desirable in order to carry out the purposes of this Agreement, the proper trustees and officers of each party to this Agreement shall take all such necessary action.

J. Public Announcements. For a period of time from the date of this Agreement to the Closing Date, the Target Fund and the Acquiring Fund will consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement or the transactions contemplated herein and shall not issue any press release or make any public statement prior to such consultation, except as may be required by law.

K. Tax Status of Reorganization. The intention of the parties is that the transactions contemplated by this Agreement will qualify as a taxable exchange under Section 1001 of the Code. Neither the Acquiring Fund nor the Target Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to be treated as taxable exchange under Section 1001 of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Cohen Pollock Merlin & Small, P.C. (“Tax Counsel”), special counsel to the Acquiring Fund and the Target Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by Tax Counsel).

7.	Conditions to Obligations of the Target Fund.

The obligations of the Target Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions, unless waived in writing by the Target Fund:

 A. Member Approval. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of 50% of the “Percentage Interests” (as defined in the Operating Agreement) of the Target Fund.

B. Representations, Warranties and Agreements. Each of the representations and warranties of the Acquiring Fund contained herein shall be true in all material respects as of the Closing Date, there shall have been no material adverse change in the financial condition, results of operations, business properties or assets of the Acquiring Fund as of the Closing Date, and the Target Fund shall have received a certificate of an authorized officer of the Acquiring Fund satisfactory in form and substance to the Target Fund so stating. The Acquiring Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by it on or prior to the Closing Date.

C. Registration Statement Effective. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

D. Regulatory Approval. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

E. No Injunctions or Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition (an “Injunction”) preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not have been any action taken or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal or which has a material adverse effect on business operations of the Acquiring Fund.

F. Tax Opinion. The Target Fund shall have obtained an opinion from Tax Counsel, special counsel for the Target Fund, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement will result in a taxable exchange under Section 1001 of the Code. Such opinion shall be based on customary assumptions and such representations as Tax Counsel may reasonably request and the Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations.

G. Opinion of Counsel.

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i.	The Target Fund shall have received the opinion of counsel to the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund substantially in the form and to the effect that:

(a)	The Acquiring Fund is a closed end management company that has elected to be treated as a business development company under the 1940 Act and such election has not been revoked or rescinded.

(b)	The Acquiring Fund is a corporation validly existing under the laws of the State of Maryland.

(c)	The Acquiring Fund has the corporate power and authority to execute, deliver and perform all of its obligations under the Agreement under the laws of the State of Maryland. The execution and delivery of the Agreement by the Acquiring Fund and the consummation by the Acquiring Fund of the transactions contemplated thereby have been duly authorized by all requisite corporate action on the part of the Acquiring Fund under the laws of the State of Maryland. The Agreement has been duly executed and delivered by the Acquiring Fund under the laws of the State of Maryland.

(d)	The Agreement constitutes the valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms under the applicable law of the State of Maryland.

(e)	The execution and delivery by the Acquiring Fund of the Agreement and the performance by the Acquiring Fund of its obligations under the Agreement do not conflict with the Articles of Incorporation or By-laws of the Acquiring Fund.

(f)	Neither the execution, delivery, nor performance by the Acquiring Fund of the Agreement nor the compliance by the Acquiring Fund with the terms and provisions thereof will contravene any provision of any applicable law of the State of Maryland or the United States of America.

(g)	No approval by any court, regulatory body, administrative agency or governmental body of the State of Maryland the United States of America, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Acquiring Fund or the consummation by the Acquiring Fund of the transactions contemplated thereby.

(h)	The Acquiring Fund Shares have been duly authorized by the Acquiring Fund and, when delivered to the Target Fund in accordance with the terms of the Agreement, will be validly issued, fully paid and non-assessable and free and clear of any preemptive rights or any similar rights arising under the applicable laws of the State of Maryland or the Fund’s Articles of Incorporation or By-laws.

H. Officer Certificates. The Target Fund shall have received a certificate of an authorized officer of the Acquiring Fund, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 5 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board on behalf of the Acquiring Fund.

8.	Conditions to Obligations of the Acquiring Fund.

The obligations of the Acquiring Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions, unless waived in writing by the Acquiring Fund:

A. Representations, Warranties, and Agreements. Each of the representations and warranties of the Target Fund contained herein shall be true in all material respects as of the Closing Date, there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Target Fund as of the Closing Date, and the Acquiring Fund shall have received a certificate of an authorized officer of the Target Fund satisfactory in form and substance to the Acquiring Fund so stating. The Target Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by them on or prior to the Closing Date.

B. Registration Statement Effective. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

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C. Regulatory Approval. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

D. No Injunctions or Restrains; Illegality. No Injunction preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not have been any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal.

E. Tax Opinion. The Acquiring Fund shall have obtained an opinion from Tax Counsel, special counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement will result in a taxable exchange under Section 1001 of the Code. Such opinion shall be based on customary assumptions and such representations as Tax Counsel may reasonably request and the Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations.

F. Opinion of Counsel. The Acquiring Fund shall have received the opinion of counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:

(a)	The Target Fund is not registered under the 1940 Act in reliance on the exclusion provided by Section 3(c)(1) thereunder.

(b)	The Target Fund is a limited liability company validly existing under the laws of the State of Delaware

(c)	The Target Fund has the corporate power and authority to execute, deliver and perform all of its obligations under the Agreement under the laws of the State of Delaware. The execution and delivery of the Agreement by the Target Fund and the consummation by the Target Fund of the transactions contemplated thereby have been duly authorized by all requisite corporate action on the part of the Target Fund under the laws of the State of Delaware. The Agreement has been duly executed and delivered by the Target Fund under the laws of the State of Delaware.

(d)	The Agreement constitutes the valid and binding obligation of the Target Fund, enforceable against the Target Fund in accordance with its terms under the applicable law of the State of Delaware.

(e)	The execution and delivery by the Target Fund of the Agreement and the performance by the Target Fund of its obligations under the Agreement do not conflict with the Operating Agreement of the Target Fund.

(f)	Neither the execution, delivery, nor performance by the Target Fund of the Agreement nor the compliance by the Target Fund with the terms and provisions thereof will contravene any provision of any applicable law of the State of Delaware or the United States of America.

(g)	No approval by any court, regulatory body, administrative agency or governmental body of the State of Delaware or the United States of America, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by Target Fund or the enforceability of the Agreement against the Target Fund in connection with the opinion. In addition, although counsel need not have specifically considered the possible applicability to the Target Fund of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the Target Fund in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required.

G. Member List. The Target Fund shall have delivered to the Acquiring Fund an updated list of all member of the Target Fund, as reported by the Target Fund’s transfer agent, as of one (1) business day prior to the Closing Date with each member’s respective holdings in the Target Fund, taxpayer identification numbers, Form W9 and last known address.

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H. Officer Certificates. The Acquiring Fund shall have received a certificate of an authorized officer of the Target Fund, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 4 hereof are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board on behalf of the Target Fund and by Target Fund members.

I. No Shareholder Vote. The determination by the Acquiring Fund that the issuance of Acquiring Fund shares under this Agreement, and under agreements that the Acquiring Fund has entered to acquire the assets of two other private funds (the “Other Agreements”), will not require the approval of its shareholders. If the Acquiring Fund determines that the issuance of its shares under this Agreement and the Other Agreements will require a vote of its shareholders, it may consummate the transactions contemplated by the Other Agreements and refuse to consummate the transaction contemplated by this Agreement, in its sole discretion.

9.	Amendment, Waiver and Termination.

A. The parties hereto may, by agreement in writing authorized by the Manager on behalf of the Target Fund and the Board on behalf of the Acquiring Fund, amend this Agreement at any time before or after approval thereof by the members of the Target Fund; provided, however, that after receipt of Target Fund members approval, no amendment shall be made by the parties hereto which substantially changes the terms of Sections 1, 2 and 3 hereof without obtaining the approval of the Target Fund’s members.

B. At any time prior to the Closing Date, either of the parties may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein. No delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

C. This Agreement may be terminated, and the transactions contemplated herein may be abandoned at any time prior to the Closing Date:

i.	by the consent of the Board on behalf of each of the Acquiring Fund and by the Manager on behalf of the Target Fund;

ii.	by the Target Fund, if the Acquiring Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

iii.	by the Acquiring Fund, if the Target Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

iv.	by either the Target Fund or the Acquiring Fund, if the Closing has not occurred on or prior to June 30, 2015 (provided that the rights to terminate this Agreement pursuant to this subsection (C)(iv) shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the failure of the closing to occur on or before such date);

v.	by the Acquiring Fund in the event that: (a) all the conditions precedent to the Target Fund’s obligation to close, as set forth in Section 7 hereof, have been fully satisfied (or can be fully satisfied at the Closing); (b) the Acquiring Fund gives the Target Fund written assurance of its intent to close irrespective of the satisfaction or non-satisfaction of all conditions precedent to the Acquiring Fund’s obligation to close, as set forth in Section 8 hereof; and (c) the Target Fund then fails or refuses to close within the earlier of ten (10) business days or June 30, 2015; or

vi.	by the Target Fund in the event that: (a) all the conditions precedent to the Acquiring Fund’s obligation to close, as set forth in Section 8 hereof have been fully satisfied (or can be fully satisfied at the Closing); (b) the Target Fund gives the Acquiring Fund written assurance of its intent to close irrespective of the satisfaction or non-satisfaction of all the conditions precedent to the Target Fund’s obligation to close, as set forth in Section 7 hereof; and (c) the Acquiring Fund then fails or refuses to close within the earlier of ten (10) business days or June 30, 2015.

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10.	Remedies.

In the event of termination of this Agreement by either or both of the Target Fund and Acquiring Fund pursuant to Section 9(C) hereof, written notice thereof shall forthwith be given by the terminating party to the other party hereto, and this Agreement shall therefore terminate and become void and have no effect, and the transactions contemplated herein and thereby shall be abandoned, without further action by the parties hereto.

11.	Survival of Warranties and Indemnification.

A. Survival. The representations and warranties included or provided for herein, or in the schedules or other instruments delivered or to be delivered pursuant hereto, shall survive the Closing Date for a three (3) year period except that any representation or warranty with respect to taxes shall survive for the expiration of the statutory period of limitations for assessments of tax deficiencies as the same may be extended from time to time by the taxpayer. The covenants and agreements included or provided for herein shall survive and be continuing obligations in accordance with their terms. The period for which a representation, warranty, covenant or agreement survives shall be referred to hereinafter as the “Survival Period.” Notwithstanding anything set forth in the immediately preceding sentence, the right of the Acquiring Fund and the Target Fund to seek indemnity pursuant to this Agreement shall survive for a period of ninety (90) days beyond the expiration of the Survival Period of the representation, warranty, covenant or agreement upon which indemnity is sought. In no event shall the Acquiring Fund or the Target Fund be obligated to indemnify the other if indemnity is not sought within ninety (90) days of the expiration of the applicable Survival Period.

B. Indemnification. Each party (an “Indemnitor”) shall indemnify and hold the other and its trustees, officers, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees), including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

C. Indemnification Procedure. The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to the Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain the Indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

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12.	Survival.

The provisions set forth in Sections 10, 11 and 16 hereof shall survive the termination of this Agreement for any cause whatsoever.

13.	Notices.

All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to the Target Fund c/o VII Peaks Capital, LLC, 4 Orinda Way, Suite 125-A, Orinda, CA 94563, Attention: Chief Financial Officer, or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to the Acquiring Fund c/o VII Peaks Capital, LLC, 4 Orinda Way, Suite 125-A, Orinda, CA 94563, Attention: Chief Financial Officer, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

14.	Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Agreement shall not be assigned by any party without the prior written consent of the other party hereto.

15.	Books and Records.

The Target Fund and the Acquiring Fund agree that copies of the books and records of the Target Fund relating to the Assets including, but not limited to, all files, records, written materials (e.g., closing transcripts, surveillance files and credit reports) shall be delivered by the Target Fund to the Acquiring Fund on or prior to the Closing Date. In addition to, and without limiting the foregoing, the Target Fund and the Acquiring Fund agree to take such action as may be necessary in order that the Acquiring Fund shall have reasonable access to such other books and records as may be reasonably requested, all for three (3) complete fiscal and tax years after the Closing Date; namely, general ledgers, journal entries, voucher registers, distribution journals, payroll registers, monthly balance owing reports, income tax returns, tax depreciation schedules, and investment tax credit basis schedules.

16.	General.

This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Agreement between the parties and may not be amended, modified or changed, or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Target Fund and by the Acquiring Fund and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement is for the sole benefit of the parties hereto, and nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to principles of conflicts or choice of law.

17.	Limitation of Liability.

It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents or employees of the Acquiring Fund personally, but shall bind only the property of the Acquiring Fund, as provided in the Articles of Incorporation. The execution and delivery of this Agreement have been authorized by the Board and signed by an authorized officer of the Acquiring Fund, acting as such, and neither such authorization by such Board nor such execution and delivery by such officer shall be deemed to have been made by any of them personally, but shall bind only the property of the Acquiring Fund as provided in the Articles of Incorporation.

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IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

VII Peaks Co-Optivist Income BDC II, Inc.

/s/ Gurpreet S. Chandhoke
Name: Gurpreet S. Chandhoke
Title: Chief Executive Officer

Attest:

/s/ Michelle Kleier
Name: Michelle Kleier Title: Secretary

VII Peaks Co-Optivist B Fund I, LLC

By: VII Peaks-KBR B Fund I Management, LLC, its Manager

/s/ Gurpreet S. Chandhoke
Name: Gurpreet S. Chandhoke
Title: Chief Executive Officer

Attest:

/s/ Michelle Kleier
Name: Michelle Kleier Title: Secretary

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APPENDIX B

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of April __, 2015 by VII Peaks Co-Optivist Income BDC II, Inc. (the “Acquiring Fund”), a Maryland corporation, and VII Peaks Co-Optivist B Fund II, LLC, a Delaware limited liability company (the “Target Fund”).

WITNESSETH:

WHEREAS, the Board of Directors of the Acquiring Fund, and the VII Peaks-KBR B Fund I Management, LLC (the “Manager”) of the Target Fund, have determined that entering into this Agreement whereby the Target Fund would transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, is in the best interests of the members and members of the Target Fund and the Acquiring Fund, respectively; and

WHEREAS, the parties intend that this transaction qualify as a taxable exchange under Section 1001 of the Internal Revenue Code of 1986, as amended (the “Code”);

NOW, THEREFORE, in consideration of the mutual promises contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Plan of Transaction.

A. Transfer of Assets. Upon satisfaction of the conditions precedent set forth in Sections 7 and 8 hereof, the Target Fund will convey, transfer and deliver to the Acquiring Fund at the closing, provided for in Section 2 hereof, all of the existing assets of the Target Fund (including accrued interest to the Closing Date) (as defined below), free and clear of all liens, encumbrances and claims whatsoever (the assets so transferred collectively being referred to as the “Assets”).

B. Consideration. In consideration thereof, the Acquiring Fund agrees that the Acquiring Fund at the closing will (i) deliver to the Target Fund, that number of full and fractional shares of common stock, par value $0.01 per share, of the Acquiring Fund in an amount equal to the aggregate dollar value of the Assets determined pursuant to Section 3(A) hereof net of any liabilities of the Target Fund described in Section 3(E) hereof (the “Liabilities”) (collectively, the “Acquiring Fund Shares”) divided by the net asset value per share of the Acquiring Fund’s common stock, as most recently reported in periodic reports filed with the Securities and Exchange Commission, and (ii) assume all of the Liabilities of the Target Fund. The calculation of full and fractional Acquiring Fund Shares to be exchanged shall be carried out to no less than two (2) decimal places. All Acquiring Fund Shares delivered to the Target Fund in exchange for such Assets shall be delivered at net asset value without sales load, commission or other transactional fees being imposed.

2.	Closing of the Transaction.

A. Closing Date. The closing shall occur within thirty (30) business days after the later of the receipt of all necessary regulatory approvals and the final adjournment of the meeting of members of the Target Fund at which this Agreement will be considered and approved, or such later date as soon as practicable thereafter, as the parties may mutually agree (the “Closing Date”). On the Closing Date, the Acquiring Fund shall deliver to the Target Fund the Acquiring Fund Shares in the amount determined pursuant to Section 1(B) hereof and the Target Fund thereafter shall, in order to effect the distribution of such shares to the Target Fund members, instruct the Acquiring Fund to register the pro rata interest in the Acquiring Fund Shares (in full and fractional shares) of each of the holders of record of shares of the Target Fund in accordance with their holdings of Interests (as such term is defined in the operating agreement of the Target Fund) of the Target Fund and shall provide as part of such instruction a complete and updated list of such holders (including addresses and taxpayer identification numbers), and the Acquiring Fund agrees promptly to comply with said instruction. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such instruction, but shall assume that such instruction is valid, proper and correct.

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3.	Procedure for Reorganization.

A. Valuation. The value of the Assets and Liabilities of the Target Fund to be transferred and assumed, respectively, by the Acquiring Fund shall be computed as of the Closing Date.

B. Delivery of Portfolio Assets. The Assets shall be delivered to U.S. Bank National Association as Custodian for the Acquiring Fund or such other custodian as designated by the Acquiring Fund (collectively the “Custodian”) for the benefit of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, the cost of which shall be borne by the Target Fund. To the extent Assets consist of uncertificated interests in non-tradable securities, the delivery of the Asset shall consist of the re-registration of the Asset in the name of the Custodian (for the benefit of the Acquiring Fund).

C. Failure to Deliver Securities. If the Target Fund is unable to make delivery pursuant to Section 3(B) hereof to the Custodian of any of the securities of the Target Fund for the reason that any such securities purchased by the Target Fund have not yet been delivered it by the Target Fund’s broker or brokers, then, in lieu of such delivery, the Target Fund shall deliver to the Custodian, with respect to said securities, executed copies of an agreement of assignment and due bills executed on behalf of such broker or brokers, together with such other documents as may be required by the Acquiring Fund or Custodian, including brokers’ confirmation slips. If the Target Fund is unable to make delivery pursuant to Section 3(B) hereof to the Custodian of any of the securities of the Target Fund for the reason that the issuer has failed or refused to register the transfer of the securities in the name of the Custodian by the Closing Date, then, in lieu of such delivery, the Target Fund shall deliver to the Custodian, with respect to such securities, irrevocable instructions to (i) register such securities in the Custodian’s name, and (ii) to pay all amounts distributable or payable on such securities to the account of the Custodian, whether dividends, distributions, redemption payments, etc.

D. Shareholder Accounts. The Acquiring Fund, in order to assist the Target Fund in the distribution of the Acquiring Fund Shares to the Target Fund members after delivery of the Acquiring Fund Shares to the Target Fund, will establish pursuant to the request of the Target Fund an open account with the Acquiring Fund for each member of the Target Fund and, upon request by the Target Fund, shall transfer to such accounts, the exact number of Acquiring Fund Shares then held by the Target Fund specified in the instruction provided pursuant to Section 2 hereof.

E. Liabilities. The Liabilities shall include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

F. Expenses. The Acquiring Fund and the Target Fund shall pay all of the expenses of the Reorganization in the proportion to which each Fund’s net asset value bears to the combined net asset value of both Funds, including the costs of the special meeting of members of the Target Fund.

G. Dissolution. As soon as practicable after the Closing Date but in no event later than one year after the Closing Date, the Target Fund shall voluntarily dissolve and completely liquidate by taking, in accordance with the laws of the State of Delaware and federal securities laws, all steps as shall be necessary and proper to effect a complete liquidation and dissolution of the Target Fund. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books.

4.	Representations and Warranties of the Target Fund.

The Target Fund hereby represents and warrants to the Acquiring Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Acquiring Fund that:

A. Organization. The Target Fund is a limited liability company duly organized, validly existing and in good standing in conformity with the laws of the State of Delaware. The Target Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Fund. The Target Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

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B. Registration. The Fund is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), in reliance on the exclusion set forth in Section 3(c)(1) of the 1940 Act. The Target Fund is in compliance in all material respects with the 1940 Act, and the rules and regulations thereunder with respect to its activities. All of the outstanding Interests of the Target Fund have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive or dissenters’ rights.

C. Audited Historical Financial Statements. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Target Fund audited as of and for the year ended December 31, 2014, true and complete copies of which have been heretofore furnished to the Acquiring Fund, fairly represent the financial condition and the results of operations of the Target Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

D. Unaudited Financial Statements. The Target Fund shall furnish to the Acquiring Fund within ten (10) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of the Target Fund’s operations as of, and for the periods ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the period then ended; and such financial statements shall be certified by the Treasurer of the Target Fund as complying with the requirements hereof.

E. Contingent Liabilities. There are, and as of the Closing Date will be, no contingent liabilities of the Target Fund not disclosed in the financial statements delivered pursuant to Sections 4(C) and 4(D) hereof which would materially affect the Target Fund’s financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Target Fund which would, if adversely determined, materially affect the Target Fund’s financial condition. All liabilities were incurred by the Target Fund in the ordinary course of its business.

F. Material Agreements. The Target Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the audited financials delivered pursuant to Section 4(C), there are no material agreements outstanding relating to the Target Fund to which the Target Fund is a party.

G. Tax Returns. At the date hereof and on the Closing Date, all federal and other material tax returns and reports of the Target Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Target Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

H. Necessary Authority. The Target Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Manager on behalf of the Target Fund, and except for obtaining approval of the Target Fund members, no other corporate acts or proceedings by the Target Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Target Fund and constitutes a valid and binding obligation of the Target Fund enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors’ rights generally, or by general principles of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

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I. No Violation, Consents and Approvals. The execution, delivery and performance of this Agreement by the Target Fund does not and will not (i) result in a material violation of any provision of the Target Fund’s organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Target Fund, (iii) result in a material violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Target Fund is subject, or (iv) result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Target Fund. Except as have been obtained, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Target Fund of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Target Fund of the transactions contemplated by this Agreement.

J. Absence of Changes. From the date of this Agreement through the Closing Date, there shall not have been:

i.	any change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Target Fund, other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets, financial condition or manner of conducting business;

ii.	issued by the Target Fund any option to purchase or other right to acquire shares of the Target Fund to any person;

iii.	any entering into, amendment or termination of any contract or agreement by the Target Fund, except as otherwise contemplated by this Agreement;

iv.	any indebtedness incurred, other than in the ordinary course of business, by the Target Fund for borrowed money or any commitment to borrow money entered into by the Target Fund;

v.	any amendment of the Target Fund’s organizational documents; or

vi.	any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable.

 K. Title. On the Closing Date, the Target Fund will have good and marketable title to the Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable, and full right, power and authority to sell, assign, transfer and deliver such Assets; upon delivery of such Assets, the Acquiring Fund will receive good and marketable title to such Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable.

L. Fair Market Value. The fair market value on a going concern basis of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject.

M. Target Fund Liabilities. Except as otherwise provided for herein, the Target Fund shall use reasonable efforts, consistent with its ordinary operating procedures, to repay in full any indebtedness for borrowed money and have discharged or reserved against all of the Target Fund’s known debts, liabilities and obligations including expenses, costs and charges whether absolute or contingent, accrued or un-accrued.

5.	Representations and Warranties of the Acquiring Fund.

The Acquiring Fund hereby represents and warrants to the Target Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Target Fund that:

A. Organization. The Fund is a corporation duly formed and in good standing under the laws of the state of Maryland and is duly authorized to transact business in the state of its organization. The Acquiring is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business and the business thereof as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

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B. Registration. The Acquiring Fund is an open-end management investment company that has elected to be treated as a business development company under the 1940 Act and such election has not been revoked or rescinded. The Acquiring Fund is in compliance in all material respects with the 1940 Act applicable to business development companies, and the rules and regulations thereunder with respect to its activities. All of the outstanding shares of common stock of the Acquiring Fund have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive or dissenters’ rights.

 C. Audited Historical Financial Statements. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquiring Fund audited as of and for the year ended December 31, 2014, true and complete copies of which have been heretofore furnished to the Target Fund, fairly represent the financial condition and the results of operations of the Acquiring Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

D. Unaudited Financial Statements. The Acquiring Fund shall furnish to the Target Fund within ten (10) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the end of the calendar quarter occurring immediately prior to the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of its operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the period involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the Acquiring Fund as complying with the requirements hereof.

E. Contingent Liabilities. There are, and as of the Closing Date will be, no contingent liabilities of the Acquiring Fund not disclosed in the financial statements delivered pursuant to Sections 5(C) and 5(D) hereof which would materially affect the Acquiring Fund’s financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Acquiring Fund which would, if adversely determined, materially affect the Acquiring Fund’s financial condition. All liabilities were incurred by the Acquiring Fund in the ordinary course of its business.

F. Material Agreements. The Acquiring Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and, except as referred to in the Prospectus/Proxy Statement there are no material agreements outstanding relating to the Acquiring Fund to which the Acquiring Fund is a party.

G. Tax Returns. At the date hereof and on the Closing Date, all federal and other material tax returns and reports of the Acquiring Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

H. Necessary Authority. The Acquiring Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the board of directors of the Acquiring Fund, no other corporate acts or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Acquiring Fund and constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors’ rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

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I. No Violation; Consents and Approvals. The execution, delivery and performance of this Agreement by the Acquiring Fund does not and will not (i) result in a material violation of any provision of the Acquiring Fund’s organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Acquiring Fund, (iii) result in a material violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Acquiring Fund is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Acquiring Fund. Except as have been obtained, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement.

J. Absence of Proceedings. There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against the Acquiring Fund which would materially affect its financial condition.

K. Acquiring Fund Shares: Registration. The Acquiring Fund Shares to be issued pursuant to Section 1 hereof will be duly registered under the Securities Act of 1933, as amended (the “Securities Act”), and all applicable state securities laws.

L. Acquiring Fund Shares: Authorization. The Acquiring Fund Shares to be issued pursuant to Section 1 hereof have been duly authorized and, when issued in accordance with this Agreement, will be validly issued, fully paid and non-assessable, will not be subject to pre-emptive or dissenters’ rights and will conform in all material respects to the description thereof contained in the Acquiring Fund’s Prospectus furnished to the Target Fund.

M. Absence of Changes. From the date hereof through the Closing Date, there shall not have been any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Acquiring Fund, other than changes in the ordinary course of its business, which has had a material adverse effect on such business, results of operations, assets, financial condition or manner of conducting business.

N. Registration Statement. The Registration Statement and the Prospectus/Proxy Statement as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if they shall have been amended or supplemented, conforms and will conform, as they relate to the Acquiring Fund, in all material respects, to the applicable requirements of the applicable federal securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 5 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Fund furnished to the Acquiring Fund by the Target Fund.

O. Tax Qualification. The Acquiring Fund has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by Section 852 of the Code for each of its taxable years.

6.	Covenants.

During the period from the date of this Agreement and continuing until the Closing Date, the Target Fund and Acquiring Fund agree as follows (except as expressly contemplated or permitted by this Agreement):

A. Other Actions. The Target Fund and Acquiring Fund shall operate only in the ordinary course of business consistent with prior practice. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

B. Government Filings; Consents. The Target Fund and Acquiring Fund will file with the SEC between the date of this Agreement and the Closing Date all reports required to be filed therewith, and the Target Fund and Acquiring Fund shall deliver to the other party copies of all such reports promptly after the same are filed. Except where prohibited by applicable statutes and regulations, each party shall promptly provide the other (or its counsel) with copies of all other filings made by such party with any state, local or federal government agency or entity in connection with this Agreement or the transactions contemplated hereby. Each of the Target Fund and the Acquiring Fund shall use all reasonable efforts to obtain all consents, approvals and authorizations required in connection with the consummation of the transactions contemplated by this Agreement and to make all necessary filings with the appropriate federal and state officials.

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C. Preparation of the Registration Statement and the Prospectus/Proxy Statement. In connection with the Registration Statement and the Prospectus/Proxy Statement, each party hereto will cooperate with the other and furnish to the other the information relating to the Target Fund or Acquiring Fund, as the case may be, required by the Securities Act or the Securities Exchange Act of 1934 and the rules and regulations thereunder, to be set forth in the Registration Statement or the Prospectus/Proxy Statement. The Acquiring Fund shall promptly prepare the Prospectus/Proxy Statement and the Acquiring Fund shall promptly prepare and file with the SEC the Registration Statement, in which the Prospectus/Proxy Statement will be included as a prospectus. In connection with the Registration Statement, insofar as it relates to the Target Fund and its affiliated persons, the Acquiring Fund shall only include such information as is approved by the Target Fund for use in the Registration Statement. The Acquiring Fund shall not amend or supplement any such information regarding the Target Fund and such affiliates without the prior written consent of the Target Fund which consent shall not be unreasonably withheld or delayed. The Acquiring Fund shall promptly notify and provide the Target Fund with copies of all amendments or supplements filed with respect to the Registration Statement. The Acquiring Fund shall use all reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing. The Acquiring Fund shall also take any action (other than qualifying to do business in any jurisdiction in which it is now not so qualified) required to be taken under any applicable state securities laws in connection with the issuance of the Acquiring Fund Shares in the transactions contemplated by this Agreement, and the Target Fund shall furnish all information concerning the Target Fund and the holders of the Target Fund’s shares as may be reasonably requested in connection with any such action.

D. Access to Information. During the period prior to the Closing Date, the Target Fund shall make available to the Acquiring Fund a copy of each report, schedule, registration statement and other document (the “Documents”) filed or received by it during such period pursuant to the requirements of federal or state securities laws or federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law). During the period prior to the Closing Date, the Acquiring Fund shall make available to the Target Fund each Document pertaining to the transactions contemplated hereby filed or received by it during such period pursuant to federal or state securities laws or federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law).

E. Member Meeting. The Target Fund shall call a meeting of the Target Fund members to be held as promptly as practicable for the purpose of voting upon the approval of this Agreement and the transactions contemplated herein, and shall furnish a copy of the Prospectus/Proxy Statement and proxy card to each member of the Target Fund as of the record date for such meeting of members. The Manager shall recommend to the Target Fund members approval of this Agreement and the transactions contemplated herein, subject to fiduciary obligations under applicable law.

F. Portfolios. The Target Fund and Acquiring Fund covenant and agree to dispose of certain assets prior to the Closing Date, but only if and to the extent necessary, so that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Prospectus/Proxy Statement.

G. Distribution of Shares. The Target Fund covenants that at closing it shall cause to be distributed the Acquiring Fund Shares in the proper pro rata amount for the benefit of Target Fund’s members and that the Target Fund shall not continue to hold amounts of said shares so as to cause a violation of Section 12(d)(1) of the 1940 Act. The Target Fund covenants to use all reasonable efforts to cooperate with the Acquiring Fund and the Acquiring Fund’s transfer agent in the distribution of said shares. The Target Fund covenants further that, pursuant to Section 3(G) hereof, it shall liquidate and dissolve as promptly as practicable after the Closing Date.

H. Brokers or Finders. Except as disclosed in writing to the other party prior to the date hereof, each of the Target Fund and the Acquiring Fund represents that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, and each party shall hold the other harmless from and against any and all claims, liabilities or obligations with respect to any such fees, commissions or expenses asserted by any person to be due or payable in connection with any of the transactions contemplated by this Agreement on the basis of any act or statement alleged to have been made by such first party or its affiliate.

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I. Additional Agreements. In case at any time after the Closing Date any further action is necessary or desirable in order to carry out the purposes of this Agreement, the proper trustees and officers of each party to this Agreement shall take all such necessary action.

J. Public Announcements. For a period of time from the date of this Agreement to the Closing Date, the Target Fund and the Acquiring Fund will consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement or the transactions contemplated herein and shall not issue any press release or make any public statement prior to such consultation, except as may be required by law.

K. Tax Status of Reorganization. The intention of the parties is that the transactions contemplated by this Agreement will qualify as a taxable exchange under Section 1001 of the Code. Neither the Acquiring Fund nor the Target Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to be treated as taxable exchange under Section 1001 of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Cohen Pollock Merlin & Small, P.C. (“Tax Counsel”), special counsel to the Acquiring Fund and the Target Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by Tax Counsel).

7.	Conditions to Obligations of the Target Fund.

The obligations of the Target Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions, unless waived in writing by the Target Fund:

 A. Member Approval. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of 50% of the “Percentage Interests” (as defined in the Operating Agreement) of the Target Fund.

B. Representations, Warranties and Agreements. Each of the representations and warranties of the Acquiring Fund contained herein shall be true in all material respects as of the Closing Date, there shall have been no material adverse change in the financial condition, results of operations, business properties or assets of the Acquiring Fund as of the Closing Date, and the Target Fund shall have received a certificate of an authorized officer of the Acquiring Fund satisfactory in form and substance to the Target Fund so stating. The Acquiring Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by it on or prior to the Closing Date.

C. Registration Statement Effective. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

D. Regulatory Approval. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

E. No Injunctions or Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition (an “Injunction”) preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not have been any action taken or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal or which has a material adverse effect on business operations of the Acquiring Fund.

F. Tax Opinion. The Target Fund shall have obtained an opinion from Tax Counsel, special counsel for the Target Fund, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement will result in a taxable exchange under Section 1001 of the Code. Such opinion shall be based on customary assumptions and such representations as Tax Counsel may reasonably request and the Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations.

G. Opinion of Counsel.

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i.	The Target Fund shall have received the opinion of counsel to the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund substantially in the form and to the effect that:

(a)	The Acquiring Fund is a closed end management company that has elected to be treated as a business development company under the 1940 Act and such election has not been revoked or rescinded.

(b)	The Acquiring Fund is a corporation validly existing under the laws of the State of Maryland.

(c)	The Acquiring Fund has the corporate power and authority to execute, deliver and perform all of its obligations under the Agreement under the laws of the State of Maryland. The execution and delivery of the Agreement by the Acquiring Fund and the consummation by the Acquiring Fund of the transactions contemplated thereby have been duly authorized by all requisite corporate action on the part of the Acquiring Fund under the laws of the State of Maryland. The Agreement has been duly executed and delivered by the Acquiring Fund under the laws of the State of Maryland.

(d)	The Agreement constitutes the valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms under the applicable law of the State of Maryland.

(e)	The execution and delivery by the Acquiring Fund of the Agreement and the performance by the Acquiring Fund of its obligations under the Agreement do not conflict with the Articles of Incorporation or By-laws of the Acquiring Fund.

(f)	Neither the execution, delivery, nor performance by the Acquiring Fund of the Agreement nor the compliance by the Acquiring Fund with the terms and provisions thereof will contravene any provision of any applicable law of the State of Maryland or the United States of America.

(g)	No approval by any court, regulatory body, administrative agency or governmental body of the State of Maryland the United States of America, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Acquiring Fund or the consummation by the Acquiring Fund of the transactions contemplated thereby.

(h)	The Acquiring Fund Shares have been duly authorized by the Acquiring Fund and, when delivered to the Target Fund in accordance with the terms of the Agreement, will be validly issued, fully paid and non-assessable and free and clear of any preemptive rights or any similar rights arising under the applicable laws of the State of Maryland or the Fund’s Articles of Incorporation or By-laws.

H. Officer Certificates. The Target Fund shall have received a certificate of an authorized officer of the Acquiring Fund, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 5 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board on behalf of the Acquiring Fund.

8.	Conditions to Obligations of the Acquiring Fund.

The obligations of the Acquiring Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions, unless waived in writing by the Acquiring Fund:

A. Representations, Warranties, and Agreements. Each of the representations and warranties of the Target Fund contained herein shall be true in all material respects as of the Closing Date, there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Target Fund as of the Closing Date, and the Acquiring Fund shall have received a certificate of an authorized officer of the Target Fund satisfactory in form and substance to the Acquiring Fund so stating. The Target Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by them on or prior to the Closing Date.

B. Registration Statement Effective. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

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C. Regulatory Approval. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

D. No Injunctions or Restrains; Illegality. No Injunction preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not have been any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal.

E. Tax Opinion. The Acquiring Fund shall have obtained an opinion from Tax Counsel, special counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement will result in a taxable exchange under Section 1001 of the Code. Such opinion shall be based on customary assumptions and such representations as Tax Counsel may reasonably request and the Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations.

F. Opinion of Counsel. The Acquiring Fund shall have received the opinion of counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:

(a)	The Target Fund is not registered under the 1940 Act in reliance on the exclusion provided by Section 3(c)(1) thereunder.

(b)	The Target Fund is a limited liability company validly existing under the laws of the State of Delaware

(c)	The Target Fund has the corporate power and authority to execute, deliver and perform all of its obligations under the Agreement under the laws of the State of Delaware. The execution and delivery of the Agreement by the Target Fund and the consummation by the Target Fund of the transactions contemplated thereby have been duly authorized by all requisite corporate action on the part of the Target Fund under the laws of the State of Delaware. The Agreement has been duly executed and delivered by the Target Fund under the laws of the State of Delaware.

(d)	The Agreement constitutes the valid and binding obligation of the Target Fund, enforceable against the Target Fund in accordance with its terms under the applicable law of the State of Delaware.

(e)	The execution and delivery by the Target Fund of the Agreement and the performance by the Target Fund of its obligations under the Agreement do not conflict with the Operating Agreement of the Target Fund.

(f)	Neither the execution, delivery, nor performance by the Target Fund of the Agreement nor the compliance by the Target Fund with the terms and provisions thereof will contravene any provision of any applicable law of the State of Delaware or the United States of America.

(g)	No approval by any court, regulatory body, administrative agency or governmental body of the State of Delaware or the United States of America, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by Target Fund or the enforceability of the Agreement against the Target Fund in connection with the opinion. In addition, although counsel need not have specifically considered the possible applicability to the Target Fund of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the Target Fund in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required.

G. Member List. The Target Fund shall have delivered to the Acquiring Fund an updated list of all member of the Target Fund, as reported by the Target Fund’s transfer agent, as of one (1) business day prior to the Closing Date with each member’s respective holdings in the Target Fund, taxpayer identification numbers, Form W9 and last known address.

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H. Officer Certificates. The Acquiring Fund shall have received a certificate of an authorized officer of the Target Fund, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 4 hereof are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board on behalf of the Target Fund and by Target Fund members.

I. No Shareholder Vote. The determination by the Acquiring Fund that the issuance of Acquiring Fund shares under this Agreement, and under agreements that the Acquiring Fund has entered to acquire the assets of two other private funds (the “Other Agreements”), will not require the approval of its shareholders. If the Acquiring Fund determines that the issuance of its shares under this Agreement and the Other Agreements will require a vote of its shareholders, it may consummate the transactions contemplated by the Other Agreements and refuse to consummate the transaction contemplated by this Agreement, in its sole discretion.

9.	Amendment, Waiver and Termination.

A. The parties hereto may, by agreement in writing authorized by the Manager on behalf of the Target Fund and the Board on behalf of the Acquiring Fund, amend this Agreement at any time before or after approval thereof by the members of the Target Fund; provided, however, that after receipt of Target Fund members approval, no amendment shall be made by the parties hereto which substantially changes the terms of Sections 1, 2 and 3 hereof without obtaining the approval of the Target Fund’s members.

B. At any time prior to the Closing Date, either of the parties may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein. No delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

C. This Agreement may be terminated, and the transactions contemplated herein may be abandoned at any time prior to the Closing Date:

i.	by the consent of the Board on behalf of each of the Acquiring Fund and by the Manager on behalf of the Target Fund;

ii.	by the Target Fund, if the Acquiring Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

iii.	by the Acquiring Fund, if the Target Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

iv.	by either the Target Fund or the Acquiring Fund, if the Closing has not occurred on or prior to June 30, 2015 (provided that the rights to terminate this Agreement pursuant to this subsection (C)(iv) shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the failure of the closing to occur on or before such date);

v.	by the Acquiring Fund in the event that: (a) all the conditions precedent to the Target Fund’s obligation to close, as set forth in Section 7 hereof, have been fully satisfied (or can be fully satisfied at the Closing); (b) the Acquiring Fund gives the Target Fund written assurance of its intent to close irrespective of the satisfaction or non-satisfaction of all conditions precedent to the Acquiring Fund’s obligation to close, as set forth in Section 8 hereof; and (c) the Target Fund then fails or refuses to close within the earlier of ten (10) business days or June 30, 2015; or

vi.	by the Target Fund in the event that: (a) all the conditions precedent to the Acquiring Fund’s obligation to close, as set forth in Section 8 hereof have been fully satisfied (or can be fully satisfied at the Closing); (b) the Target Fund gives the Acquiring Fund written assurance of its intent to close irrespective of the satisfaction or non-satisfaction of all the conditions precedent to the Target Fund’s obligation to close, as set forth in Section 7 hereof; and (c) the Acquiring Fund then fails or refuses to close within the earlier of ten (10) business days or June 30, 2015.

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10.	Remedies.

In the event of termination of this Agreement by either or both of the Target Fund and Acquiring Fund pursuant to Section 9(C) hereof, written notice thereof shall forthwith be given by the terminating party to the other party hereto, and this Agreement shall therefore terminate and become void and have no effect, and the transactions contemplated herein and thereby shall be abandoned, without further action by the parties hereto.

11.	Survival of Warranties and Indemnification.

A. Survival. The representations and warranties included or provided for herein, or in the schedules or other instruments delivered or to be delivered pursuant hereto, shall survive the Closing Date for a three (3) year period except that any representation or warranty with respect to taxes shall survive for the expiration of the statutory period of limitations for assessments of tax deficiencies as the same may be extended from time to time by the taxpayer. The covenants and agreements included or provided for herein shall survive and be continuing obligations in accordance with their terms. The period for which a representation, warranty, covenant or agreement survives shall be referred to hereinafter as the “Survival Period.” Notwithstanding anything set forth in the immediately preceding sentence, the right of the Acquiring Fund and the Target Fund to seek indemnity pursuant to this Agreement shall survive for a period of ninety (90) days beyond the expiration of the Survival Period of the representation, warranty, covenant or agreement upon which indemnity is sought. In no event shall the Acquiring Fund or the Target Fund be obligated to indemnify the other if indemnity is not sought within ninety (90) days of the expiration of the applicable Survival Period.

B. Indemnification. Each party (an “Indemnitor”) shall indemnify and hold the other and its trustees, officers, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees), including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

C. Indemnification Procedure. The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to the Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain the Indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

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12.	Survival.

The provisions set forth in Sections 10, 11 and 16 hereof shall survive the termination of this Agreement for any cause whatsoever.

13.	Notices.

All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to the Target Fund c/o VII Peaks Capital, LLC, 4 Orinda Way, Suite 125-A, Orinda, CA 94563, Attention: Chief Financial Officer, or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to the Acquiring Fund c/o VII Peaks Capital, LLC, 4 Orinda Way, Suite 125-A, Orinda, CA 94563, Attention: Chief Financial Officer, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

14.	Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Agreement shall not be assigned by any party without the prior written consent of the other party hereto.

15.	Books and Records.

The Target Fund and the Acquiring Fund agree that copies of the books and records of the Target Fund relating to the Assets including, but not limited to, all files, records, written materials (e.g., closing transcripts, surveillance files and credit reports) shall be delivered by the Target Fund to the Acquiring Fund on or prior to the Closing Date. In addition to, and without limiting the foregoing, the Target Fund and the Acquiring Fund agree to take such action as may be necessary in order that the Acquiring Fund shall have reasonable access to such other books and records as may be reasonably requested, all for three (3) complete fiscal and tax years after the Closing Date; namely, general ledgers, journal entries, voucher registers, distribution journals, payroll registers, monthly balance owing reports, income tax returns, tax depreciation schedules, and investment tax credit basis schedules.

16.	General.

This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Agreement between the parties and may not be amended, modified or changed, or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Target Fund and by the Acquiring Fund and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement is for the sole benefit of the parties hereto, and nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to principles of conflicts or choice of law.

17.	Limitation of Liability.

It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents or employees of the Acquiring Fund personally, but shall bind only the property of the Acquiring Fund, as provided in the Articles of Incorporation. The execution and delivery of this Agreement have been authorized by the Board and signed by an authorized officer of the Acquiring Fund, acting as such, and neither such authorization by such Board nor such execution and delivery by such officer shall be deemed to have been made by any of them personally, but shall bind only the property of the Acquiring Fund as provided in the Articles of Incorporation.

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IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

VII Peaks Co-Optivist Income BDC II, Inc.

/s/ Gurpreet S. Chandhoke
Name: Gurpreet S. Chandhoke Title: Chief Executive Officer

Attest:

/s/ Michelle Kleier
Name: Michelle Kleier Title: Secretary

VII Peaks Co-Optivist B Fund II, LLC By: VII Peaks-KBR B Fund I Management, LLC, its Manager

/s/ Gurpreet S. Chandhoke
Name: Gurpreet S. Chandhoke Title: Chief Executive Officer

Attest:

/s/ Michelle Kleier
Name: Michelle Kleier Title: Secretary

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APPENDIX C

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of April __, 2015 by VII Peaks Co-Optivist Income BDC II, Inc. (the “Acquiring Fund”), a Maryland corporation, and VII Peaks Co-Optivist R Fund I, LLC, a Delaware limited liability company (the “Target Fund”).

WITNESSETH:

WHEREAS, the Board of Directors of the Acquiring Fund, and the VII Peaks-KBR R Fund I Management, LLC (the “Manager”) of the Target Fund, have determined that entering into this Agreement whereby the Target Fund would transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, is in the best interests of the members and members of the Target Fund and the Acquiring Fund, respectively; and

WHEREAS, the parties intend that this transaction qualify as a taxable exchange under Section 1001 of the Internal Revenue Code of 1986, as amended (the “Code”);

NOW, THEREFORE, in consideration of the mutual promises contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Plan of Transaction.

A. Transfer of Assets. Upon satisfaction of the conditions precedent set forth in Sections 7 and 8 hereof, the Target Fund will convey, transfer and deliver to the Acquiring Fund at the closing, provided for in Section 2 hereof, all of the existing assets of the Target Fund (including accrued interest to the Closing Date) (as defined below), free and clear of all liens, encumbrances and claims whatsoever (the assets so transferred collectively being referred to as the “Assets”).

B. Consideration. In consideration thereof, the Acquiring Fund agrees that the Acquiring Fund at the closing will (i) deliver to the Target Fund, that number of full and fractional shares of common stock, par value $0.01 per share, of the Acquiring Fund in an amount equal to the aggregate dollar value of the Assets determined pursuant to Section 3(A) hereof net of any liabilities of the Target Fund described in Section 3(E) hereof (the “Liabilities”) (collectively, the “Acquiring Fund Shares”) divided by the net asset value per share of the Acquiring Fund’s common stock, as most recently reported in periodic reports filed with the Securities and Exchange Commission, and (ii) assume all of the Liabilities of the Target Fund. The calculation of full and fractional Acquiring Fund Shares to be exchanged shall be carried out to no less than two (2) decimal places. All Acquiring Fund Shares delivered to the Target Fund in exchange for such Assets shall be delivered at net asset value without sales load, commission or other transactional fees being imposed.

2.	Closing of the Transaction.

A. Closing Date. The closing shall occur within thirty (30) business days after the later of the receipt of all necessary regulatory approvals and the final adjournment of the meeting of members of the Target Fund at which this Agreement will be considered and approved, or such later date as soon as practicable thereafter, as the parties may mutually agree (the “Closing Date”). On the Closing Date, the Acquiring Fund shall deliver to the Target Fund the Acquiring Fund Shares in the amount determined pursuant to Section 1(B) hereof and the Target Fund thereafter shall, in order to effect the distribution of such shares to the Target Fund members, instruct the Acquiring Fund to register the pro rata interest in the Acquiring Fund Shares (in full and fractional shares) of each of the holders of record of shares of the Target Fund in accordance with their holdings of Interests (as such term is defined in the operating agreement of the Target Fund) of the Target Fund and shall provide as part of such instruction a complete and updated list of such holders (including addresses and taxpayer identification numbers), and the Acquiring Fund agrees promptly to comply with said instruction. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such instruction, but shall assume that such instruction is valid, proper and correct.

3.	Procedure for Reorganization.

A. Valuation. The value of the Assets and Liabilities of the Target Fund to be transferred and assumed, respectively, by the Acquiring Fund shall be computed as of the Closing Date.

B. Delivery of Portfolio Assets. The Assets shall be delivered to U.S. Bank National Association as Custodian for the Acquiring Fund or such other custodian as designated by the Acquiring Fund (collectively the “Custodian”) for the benefit of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, the cost of which shall be borne by the Target Fund. To the extent Assets consist of uncertificated interests in non-tradable securities, the delivery of the Asset shall consist of the re-registration of the Asset in the name of the Custodian (for the benefit of the Acquiring Fund).

C. Failure to Deliver Securities. If the Target Fund is unable to make delivery pursuant to Section 3(B) hereof to the Custodian of any of the securities of the Target Fund for the reason that any such securities purchased by the Target Fund have not yet been delivered it by the Target Fund’s broker or brokers, then, in lieu of such delivery, the Target Fund shall deliver to the Custodian, with respect to said securities, executed copies of an agreement of assignment and due bills executed on behalf of such broker or brokers, together with such other documents as may be required by the Acquiring Fund or Custodian, including brokers’ confirmation slips. If the Target Fund is unable to make delivery pursuant to Section 3(B) hereof to the Custodian of any of the securities of the Target Fund for the reason that the issuer has failed or refused to register the transfer of the securities in the name of the Custodian by the Closing Date, then, in lieu of such delivery, the Target Fund shall deliver to the Custodian, with respect to such securities, irrevocable instructions to (i) register such securities in the Custodian’s name, and (ii) to pay all amounts distributable or payable on such securities to the account of the Custodian, whether dividends, distributions, redemption payments, etc.

D. Shareholder Accounts. The Acquiring Fund, in order to assist the Target Fund in the distribution of the Acquiring Fund Shares to the Target Fund members after delivery of the Acquiring Fund Shares to the Target Fund, will establish pursuant to the request of the Target Fund an open account with the Acquiring Fund for each member of the Target Fund and, upon request by the Target Fund, shall transfer to such accounts, the exact number of Acquiring Fund Shares then held by the Target Fund specified in the instruction provided pursuant to Section 2 hereof.

E. Liabilities. The Liabilities shall include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

F. Expenses. The Acquiring Fund and the Target Fund shall pay all of the expenses of the Reorganization in the proportion to which each Fund’s net asset value bears to the combined net asset value of both Funds, including the costs of the special meeting of members of the Target Fund.

G. Dissolution. As soon as practicable after the Closing Date but in no event later than one year after the Closing Date, the Target Fund shall voluntarily dissolve and completely liquidate by taking, in accordance with the laws of the State of Delaware and federal securities laws, all steps as shall be necessary and proper to effect a complete liquidation and dissolution of the Target Fund. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books.

4.	Representations and Warranties of the Target Fund.

The Target Fund hereby represents and warrants to the Acquiring Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Acquiring Fund that:

A. Organization. The Target Fund is a limited liability company duly organized, validly existing and in good standing in conformity with the laws of the State of Delaware. The Target Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Fund. The Target Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

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B. Registration. The Fund is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), in reliance on the exclusion set forth in Section 3(c)(1) of the 1940 Act. The Target Fund is in compliance in all material respects with the 1940 Act, and the rules and regulations thereunder with respect to its activities. All of the outstanding Interests of the Target Fund have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive or dissenters’ rights.

C. Audited Historical Financial Statements. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Target Fund audited as of and for the year ended December 31, 2014, true and complete copies of which have been heretofore furnished to the Acquiring Fund, fairly represent the financial condition and the results of operations of the Target Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

D. Unaudited Financial Statements. The Target Fund shall furnish to the Acquiring Fund within ten (10) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of the Target Fund’s operations as of, and for the periods ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the period then ended; and such financial statements shall be certified by the Treasurer of the Target Fund as complying with the requirements hereof.

E. Contingent Liabilities. There are, and as of the Closing Date will be, no contingent liabilities of the Target Fund not disclosed in the financial statements delivered pursuant to Sections 4(C) and 4(D) hereof which would materially affect the Target Fund’s financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Target Fund which would, if adversely determined, materially affect the Target Fund’s financial condition. All liabilities were incurred by the Target Fund in the ordinary course of its business.

F. Material Agreements. The Target Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the audited financials delivered pursuant to Section 4(C), there are no material agreements outstanding relating to the Target Fund to which the Target Fund is a party.

G. Tax Returns. At the date hereof and on the Closing Date, all federal and other material tax returns and reports of the Target Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Target Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

H. Necessary Authority. The Target Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Manager on behalf of the Target Fund, and except for obtaining approval of the Target Fund members, no other corporate acts or proceedings by the Target Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Target Fund and constitutes a valid and binding obligation of the Target Fund enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors’ rights generally, or by general principles of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

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I. No Violation, Consents and Approvals. The execution, delivery and performance of this Agreement by the Target Fund does not and will not (i) result in a material violation of any provision of the Target Fund’s organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Target Fund, (iii) result in a material violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Target Fund is subject, or (iv) result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Target Fund. Except as have been obtained, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Target Fund of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Target Fund of the transactions contemplated by this Agreement.

J. Absence of Changes. From the date of this Agreement through the Closing Date, there shall not have been:

i.	any change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Target Fund, other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets, financial condition or manner of conducting business;

ii.	issued by the Target Fund any option to purchase or other right to acquire shares of the Target Fund to any person;

iii.	any entering into, amendment or termination of any contract or agreement by the Target Fund, except as otherwise contemplated by this Agreement;

iv.	any indebtedness incurred, other than in the ordinary course of business, by the Target Fund for borrowed money or any commitment to borrow money entered into by the Target Fund;

v.	any amendment of the Target Fund’s organizational documents; or

vi.	any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable.

K. Title. On the Closing Date, the Target Fund will have good and marketable title to the Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable, and full right, power and authority to sell, assign, transfer and deliver such Assets; upon delivery of such Assets, the Acquiring Fund will receive good and marketable title to such Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable.

L. Fair Market Value. The fair market value on a going concern basis of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject.

M. Target Fund Liabilities. Except as otherwise provided for herein, the Target Fund shall use reasonable efforts, consistent with its ordinary operating procedures, to repay in full any indebtedness for borrowed money and have discharged or reserved against all of the Target Fund’s known debts, liabilities and obligations including expenses, costs and charges whether absolute or contingent, accrued or un-accrued.

5.	Representations and Warranties of the Acquiring Fund.

The Acquiring Fund hereby represents and warrants to the Target Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Target Fund that:

A. Organization. The Fund is a corporation duly formed and in good standing under the laws of the state of Maryland and is duly authorized to transact business in the state of its organization. The Acquiring is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business and the business thereof as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

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B. Registration. The Acquiring Fund is an open-end management investment company that has elected to be treated as a business development company under the 1940 Act and such election has not been revoked or rescinded. The Acquiring Fund is in compliance in all material respects with the 1940 Act applicable to business development companies, and the rules and regulations thereunder with respect to its activities. All of the outstanding shares of common stock of the Acquiring Fund have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive or dissenters’ rights.

C. Audited Historical Financial Statements. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquiring Fund audited as of and for the year ended December 31, 2014, true and complete copies of which have been heretofore furnished to the Target Fund, fairly represent the financial condition and the results of operations of the Acquiring Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

D. Unaudited Financial Statements. The Acquiring Fund shall furnish to the Target Fund within ten (10) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the end of the calendar quarter occurring immediately prior to the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of its operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the period involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the Acquiring Fund as complying with the requirements hereof.

E. Contingent Liabilities. There are, and as of the Closing Date will be, no contingent liabilities of the Acquiring Fund not disclosed in the financial statements delivered pursuant to Sections 5(C) and 5(D) hereof which would materially affect the Acquiring Fund’s financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Acquiring Fund which would, if adversely determined, materially affect the Acquiring Fund’s financial condition. All liabilities were incurred by the Acquiring Fund in the ordinary course of its business.

F. Material Agreements. The Acquiring Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and, except as referred to in the Prospectus/Proxy Statement there are no material agreements outstanding relating to the Acquiring Fund to which the Acquiring Fund is a party.

G. Tax Returns. At the date hereof and on the Closing Date, all federal and other material tax returns and reports of the Acquiring Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

H. Necessary Authority. The Acquiring Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the board of directors of the Acquiring Fund, no other corporate acts or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Acquiring Fund and constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors’ rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

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I. No Violation; Consents and Approvals. The execution, delivery and performance of this Agreement by the Acquiring Fund does not and will not (i) result in a material violation of any provision of the Acquiring Fund’s organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Acquiring Fund, (iii) result in a material violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Acquiring Fund is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Acquiring Fund. Except as have been obtained, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement.

J. Absence of Proceedings. There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against the Acquiring Fund which would materially affect its financial condition.

K. Acquiring Fund Shares: Registration. The Acquiring Fund Shares to be issued pursuant to Section 1 hereof will be duly registered under the Securities Act of 1933, as amended (the “Securities Act”), and all applicable state securities laws.

L. Acquiring Fund Shares: Authorization. The Acquiring Fund Shares to be issued pursuant to Section 1 hereof have been duly authorized and, when issued in accordance with this Agreement, will be validly issued, fully paid and non-assessable, will not be subject to pre-emptive or dissenters’ rights and will conform in all material respects to the description thereof contained in the Acquiring Fund’s Prospectus furnished to the Target Fund.

M. Absence of Changes. From the date hereof through the Closing Date, there shall not have been any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Acquiring Fund, other than changes in the ordinary course of its business, which has had a material adverse effect on such business, results of operations, assets, financial condition or manner of conducting business.

N. Registration Statement. The Registration Statement and the Prospectus/Proxy Statement as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if they shall have been amended or supplemented, conforms and will conform, as they relate to the Acquiring Fund, in all material respects, to the applicable requirements of the applicable federal securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 5 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Fund furnished to the Acquiring Fund by the Target Fund.

O. Tax Qualification. The Acquiring Fund has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by Section 852 of the Code for each of its taxable years.

6.	Covenants.

During the period from the date of this Agreement and continuing until the Closing Date, the Target Fund and Acquiring Fund agree as follows (except as expressly contemplated or permitted by this Agreement):

A. Other Actions. The Target Fund and Acquiring Fund shall operate only in the ordinary course of business consistent with prior practice. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

B. Government Filings; Consents. The Target Fund and Acquiring Fund will file with the SEC between the date of this Agreement and the Closing Date all reports required to be filed therewith, and the Target Fund and Acquiring Fund shall deliver to the other party copies of all such reports promptly after the same are filed. Except where prohibited by applicable statutes and regulations, each party shall promptly provide the other (or its counsel) with copies of all other filings made by such party with any state, local or federal government agency or entity in connection with this Agreement or the transactions contemplated hereby. Each of the Target Fund and the Acquiring Fund shall use all reasonable efforts to obtain all consents, approvals and authorizations required in connection with the consummation of the transactions contemplated by this Agreement and to make all necessary filings with the appropriate federal and state officials.

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C. Preparation of the Registration Statement and the Prospectus/Proxy Statement. In connection with the Registration Statement and the Prospectus/Proxy Statement, each party hereto will cooperate with the other and furnish to the other the information relating to the Target Fund or Acquiring Fund, as the case may be, required by the Securities Act or the Securities Exchange Act of 1934 and the rules and regulations thereunder, to be set forth in the Registration Statement or the Prospectus/Proxy Statement. The Acquiring Fund shall promptly prepare the Prospectus/Proxy Statement and the Acquiring Fund shall promptly prepare and file with the SEC the Registration Statement, in which the Prospectus/Proxy Statement will be included as a prospectus. In connection with the Registration Statement, insofar as it relates to the Target Fund and its affiliated persons, the Acquiring Fund shall only include such information as is approved by the Target Fund for use in the Registration Statement. The Acquiring Fund shall not amend or supplement any such information regarding the Target Fund and such affiliates without the prior written consent of the Target Fund which consent shall not be unreasonably withheld or delayed. The Acquiring Fund shall promptly notify and provide the Target Fund with copies of all amendments or supplements filed with respect to the Registration Statement. The Acquiring Fund shall use all reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing. The Acquiring Fund shall also take any action (other than qualifying to do business in any jurisdiction in which it is now not so qualified) required to be taken under any applicable state securities laws in connection with the issuance of the Acquiring Fund Shares in the transactions contemplated by this Agreement, and the Target Fund shall furnish all information concerning the Target Fund and the holders of the Target Fund’s shares as may be reasonably requested in connection with any such action.

D. Access to Information. During the period prior to the Closing Date, the Target Fund shall make available to the Acquiring Fund a copy of each report, schedule, registration statement and other document (the “Documents”) filed or received by it during such period pursuant to the requirements of federal or state securities laws or federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law). During the period prior to the Closing Date, the Acquiring Fund shall make available to the Target Fund each Document pertaining to the transactions contemplated hereby filed or received by it during such period pursuant to federal or state securities laws or federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law).

E. Member Meeting. The Target Fund shall call a meeting of the Target Fund members to be held as promptly as practicable for the purpose of voting upon the approval of this Agreement and the transactions contemplated herein, and shall furnish a copy of the Prospectus/Proxy Statement and proxy card to each member of the Target Fund as of the record date for such meeting of members. The Manager shall recommend to the Target Fund members approval of this Agreement and the transactions contemplated herein, subject to fiduciary obligations under applicable law.

F. Portfolios. The Target Fund and Acquiring Fund covenant and agree to dispose of certain assets prior to the Closing Date, but only if and to the extent necessary, so that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Prospectus/Proxy Statement.

G. Distribution of Shares. The Target Fund covenants that at closing it shall cause to be distributed the Acquiring Fund Shares in the proper pro rata amount for the benefit of Target Fund’s members and that the Target Fund shall not continue to hold amounts of said shares so as to cause a violation of Section 12(d)(1) of the 1940 Act. The Target Fund covenants to use all reasonable efforts to cooperate with the Acquiring Fund and the Acquiring Fund’s transfer agent in the distribution of said shares. The Target Fund covenants further that, pursuant to Section 3(G) hereof, it shall liquidate and dissolve as promptly as practicable after the Closing Date.

H. Brokers or Finders. Except as disclosed in writing to the other party prior to the date hereof, each of the Target Fund and the Acquiring Fund represents that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, and each party shall hold the other harmless from and against any and all claims, liabilities or obligations with respect to any such fees, commissions or expenses asserted by any person to be due or payable in connection with any of the transactions contemplated by this Agreement on the basis of any act or statement alleged to have been made by such first party or its affiliate.

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I. Additional Agreements. In case at any time after the Closing Date any further action is necessary or desirable in order to carry out the purposes of this Agreement, the proper trustees and officers of each party to this Agreement shall take all such necessary action.

J. Public Announcements. For a period of time from the date of this Agreement to the Closing Date, the Target Fund and the Acquiring Fund will consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement or the transactions contemplated herein and shall not issue any press release or make any public statement prior to such consultation, except as may be required by law.

K. Tax Status of Reorganization. The intention of the parties is that the transactions contemplated by this Agreement will qualify as a taxable exchange under Section 1001 of the Code. Neither the Acquiring Fund nor the Target Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to be treated as taxable exchange under Section 1001 of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Cohen Pollock Merlin & Small, P.C. (“Tax Counsel”), special counsel to the Acquiring Fund and the Target Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by Tax Counsel).

7.	Conditions to Obligations of the Target Fund.

The obligations of the Target Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions, unless waived in writing by the Target Fund:

A. Member Approval. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of 50% of the “Percentage Interests” (as defined in the Operating Agreement) of the Target Fund.

B. Representations, Warranties and Agreements. Each of the representations and warranties of the Acquiring Fund contained herein shall be true in all material respects as of the Closing Date, there shall have been no material adverse change in the financial condition, results of operations, business properties or assets of the Acquiring Fund as of the Closing Date, and the Target Fund shall have received a certificate of an authorized officer of the Acquiring Fund satisfactory in form and substance to the Target Fund so stating. The Acquiring Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by it on or prior to the Closing Date.

C. Registration Statement Effective. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

D. Regulatory Approval. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

E. No Injunctions or Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition (an “Injunction”) preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not have been any action taken or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal or which has a material adverse effect on business operations of the Acquiring Fund.

F. Tax Opinion. The Target Fund shall have obtained an opinion from Tax Counsel, special counsel for the Target Fund, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement will result in a taxable exchange under Section 1001 of the Code. Such opinion shall be based on customary assumptions and such representations as Tax Counsel may reasonably request and the Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations.

G. Opinion of Counsel.

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i.	The Target Fund shall have received the opinion of counsel to the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund substantially in the form and to the effect that:

(a)	The Acquiring Fund is a closed end management company that has elected to be treated as a business development company under the 1940 Act and such election has not been revoked or rescinded.

(b)	The Acquiring Fund is a corporation validly existing under the laws of the State of Maryland.

(c)	The Acquiring Fund has the corporate power and authority to execute, deliver and perform all of its obligations under the Agreement under the laws of the State of Maryland. The execution and delivery of the Agreement by the Acquiring Fund and the consummation by the Acquiring Fund of the transactions contemplated thereby have been duly authorized by all requisite corporate action on the part of the Acquiring Fund under the laws of the State of Maryland. The Agreement has been duly executed and delivered by the Acquiring Fund under the laws of the State of Maryland.

(d)	The Agreement constitutes the valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms under the applicable law of the State of Maryland.

(e)	The execution and delivery by the Acquiring Fund of the Agreement and the performance by the Acquiring Fund of its obligations under the Agreement do not conflict with the Articles of Incorporation or By-laws of the Acquiring Fund.

(f)	Neither the execution, delivery, nor performance by the Acquiring Fund of the Agreement nor the compliance by the Acquiring Fund with the terms and provisions thereof will contravene any provision of any applicable law of the State of Maryland or the United States of America.

(g)	No approval by any court, regulatory body, administrative agency or governmental body of the State of Maryland the United States of America, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Acquiring Fund or the consummation by the Acquiring Fund of the transactions contemplated thereby.

(h)	The Acquiring Fund Shares have been duly authorized by the Acquiring Fund and, when delivered to the Target Fund in accordance with the terms of the Agreement, will be validly issued, fully paid and non-assessable and free and clear of any preemptive rights or any similar rights arising under the applicable laws of the State of Maryland or the Fund’s Articles of Incorporation or By-laws.

H. Officer Certificates. The Target Fund shall have received a certificate of an authorized officer of the Acquiring Fund, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 5 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board on behalf of the Acquiring Fund.

8.	Conditions to Obligations of the Acquiring Fund.

The obligations of the Acquiring Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions, unless waived in writing by the Acquiring Fund:

A. Representations, Warranties, and Agreements. Each of the representations and warranties of the Target Fund contained herein shall be true in all material respects as of the Closing Date, there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Target Fund as of the Closing Date, and the Acquiring Fund shall have received a certificate of an authorized officer of the Target Fund satisfactory in form and substance to the Acquiring Fund so stating. The Target Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by them on or prior to the Closing Date.

B. Registration Statement Effective. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

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C. Regulatory Approval. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

D. No Injunctions or Restrains; Illegality. No Injunction preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not have been any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal.

E. Tax Opinion. The Acquiring Fund shall have obtained an opinion from Tax Counsel, special counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement will result in a taxable exchange under Section 1001 of the Code. Such opinion shall be based on customary assumptions and such representations as Tax Counsel may reasonably request and the Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations.

F. Opinion of Counsel. The Acquiring Fund shall have received the opinion of counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:

(a)	The Target Fund is not registered under the 1940 Act in reliance on the exclusion provided by Section 3(c)(1) thereunder.

(b)	The Target Fund is a limited liability company validly existing under the laws of the State of Delaware

(c)	The Target Fund has the corporate power and authority to execute, deliver and perform all of its obligations under the Agreement under the laws of the State of Delaware. The execution and delivery of the Agreement by the Target Fund and the consummation by the Target Fund of the transactions contemplated thereby have been duly authorized by all requisite corporate action on the part of the Target Fund under the laws of the State of Delaware. The Agreement has been duly executed and delivered by the Target Fund under the laws of the State of Delaware.

(d)	The Agreement constitutes the valid and binding obligation of the Target Fund, enforceable against the Target Fund in accordance with its terms under the applicable law of the State of Delaware.

(e)	The execution and delivery by the Target Fund of the Agreement and the performance by the Target Fund of its obligations under the Agreement do not conflict with the Operating Agreement of the Target Fund.

(f)	Neither the execution, delivery, nor performance by the Target Fund of the Agreement nor the compliance by the Target Fund with the terms and provisions thereof will contravene any provision of any applicable law of the State of Delaware or the United States of America.

(g)	No approval by any court, regulatory body, administrative agency or governmental body of the State of Delaware or the United States of America, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by Target Fund or the enforceability of the Agreement against the Target Fund in connection with the opinion. In addition, although counsel need not have specifically considered the possible applicability to the Target Fund of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the Target Fund in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required.

G. Member List. The Target Fund shall have delivered to the Acquiring Fund an updated list of all member of the Target Fund, as reported by the Target Fund’s transfer agent, as of one (1) business day prior to the Closing Date with each member’s respective holdings in the Target Fund, taxpayer identification numbers, Form W9 and last known address.

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H. Officer Certificates. The Acquiring Fund shall have received a certificate of an authorized officer of the Target Fund, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 4 hereof are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board on behalf of the Target Fund and by Target Fund members.

I. No Shareholder Vote. The determination by the Acquiring Fund that the issuance of Acquiring Fund shares under this Agreement, and under agreements that the Acquiring Fund has entered to acquire the assets of two other private funds (the “Other Agreements”), will not require the approval of its shareholders. If the Acquiring Fund determines that the issuance of its shares under this Agreement and the Other Agreements will require a vote of its shareholders, it may consummate the transactions contemplated by the Other Agreements and refuse to consummate the transaction contemplated by this Agreement, in its sole discretion.

9.	Amendment, Waiver and Termination.

A. The parties hereto may, by agreement in writing authorized by the Manager on behalf of the Target Fund and the Board on behalf of the Acquiring Fund, amend this Agreement at any time before or after approval thereof by the members of the Target Fund; provided, however, that after receipt of Target Fund members approval, no amendment shall be made by the parties hereto which substantially changes the terms of Sections 1, 2 and 3 hereof without obtaining the approval of the Target Fund’s members.

B. At any time prior to the Closing Date, either of the parties may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein. No delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

C. This Agreement may be terminated, and the transactions contemplated herein may be abandoned at any time prior to the Closing Date:

i.	by the consent of the Board on behalf of each of the Acquiring Fund and by the Manager on behalf of the Target Fund;

ii.	by the Target Fund, if the Acquiring Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

iii.	by the Acquiring Fund, if the Target Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

iv.	by either the Target Fund or the Acquiring Fund, if the Closing has not occurred on or prior to June 30, 2015 (provided that the rights to terminate this Agreement pursuant to this subsection (C)(iv) shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the failure of the closing to occur on or before such date);

v.	by the Acquiring Fund in the event that: (a) all the conditions precedent to the Target Fund’s obligation to close, as set forth in Section 7 hereof, have been fully satisfied (or can be fully satisfied at the Closing); (b) the Acquiring Fund gives the Target Fund written assurance of its intent to close irrespective of the satisfaction or non-satisfaction of all conditions precedent to the Acquiring Fund’s obligation to close, as set forth in Section 8 hereof; and (c) the Target Fund then fails or refuses to close within the earlier of ten (10) business days or June 30, 2015; or

vi.	by the Target Fund in the event that: (a) all the conditions precedent to the Acquiring Fund’s obligation to close, as set forth in Section 8 hereof have been fully satisfied (or can be fully satisfied at the Closing); (b) the Target Fund gives the Acquiring Fund written assurance of its intent to close irrespective of the satisfaction or non-satisfaction of all the conditions precedent to the Target Fund’s obligation to close, as set forth in Section 7 hereof; and (c) the Acquiring Fund then fails or refuses to close within the earlier of ten (10) business days or June 30, 2015.

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10.	Remedies.

In the event of termination of this Agreement by either or both of the Target Fund and Acquiring Fund pursuant to Section 9(C) hereof, written notice thereof shall forthwith be given by the terminating party to the other party hereto, and this Agreement shall therefore terminate and become void and have no effect, and the transactions contemplated herein and thereby shall be abandoned, without further action by the parties hereto.

11.	Survival of Warranties and Indemnification.

A. Survival. The representations and warranties included or provided for herein, or in the schedules or other instruments delivered or to be delivered pursuant hereto, shall survive the Closing Date for a three (3) year period except that any representation or warranty with respect to taxes shall survive for the expiration of the statutory period of limitations for assessments of tax deficiencies as the same may be extended from time to time by the taxpayer. The covenants and agreements included or provided for herein shall survive and be continuing obligations in accordance with their terms. The period for which a representation, warranty, covenant or agreement survives shall be referred to hereinafter as the “Survival Period.” Notwithstanding anything set forth in the immediately preceding sentence, the right of the Acquiring Fund and the Target Fund to seek indemnity pursuant to this Agreement shall survive for a period of ninety (90) days beyond the expiration of the Survival Period of the representation, warranty, covenant or agreement upon which indemnity is sought. In no event shall the Acquiring Fund or the Target Fund be obligated to indemnify the other if indemnity is not sought within ninety (90) days of the expiration of the applicable Survival Period.

B. Indemnification. Each party (an “Indemnitor”) shall indemnify and hold the other and its trustees, officers, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees), including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

C. Indemnification Procedure. The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to the Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain the Indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12

12.	Survival.

The provisions set forth in Sections 10, 11 and 16 hereof shall survive the termination of this Agreement for any cause whatsoever.

13.	Notices.

All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to the Target Fund c/o VII Peaks Capital, LLC, 4 Orinda Way, Suite 125-A, Orinda, CA 94563, Attention: Chief Financial Officer, or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to the Acquiring Fund c/o VII Peaks Capital, LLC, 4 Orinda Way, Suite 125-A, Orinda, CA 94563, Attention: Chief Financial Officer, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

14.	Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Agreement shall not be assigned by any party without the prior written consent of the other party hereto.

15.	Books and Records.

The Target Fund and the Acquiring Fund agree that copies of the books and records of the Target Fund relating to the Assets including, but not limited to, all files, records, written materials (e.g., closing transcripts, surveillance files and credit reports) shall be delivered by the Target Fund to the Acquiring Fund on or prior to the Closing Date. In addition to, and without limiting the foregoing, the Target Fund and the Acquiring Fund agree to take such action as may be necessary in order that the Acquiring Fund shall have reasonable access to such other books and records as may be reasonably requested, all for three (3) complete fiscal and tax years after the Closing Date; namely, general ledgers, journal entries, voucher registers, distribution journals, payroll registers, monthly balance owing reports, income tax returns, tax depreciation schedules, and investment tax credit basis schedules.

16.	General.

This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Agreement between the parties and may not be amended, modified or changed, or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Target Fund and by the Acquiring Fund and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement is for the sole benefit of the parties hereto, and nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to principles of conflicts or choice of law.

17.	Limitation of Liability.

It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents or employees of the Acquiring Fund personally, but shall bind only the property of the Acquiring Fund, as provided in the Articles of Incorporation. The execution and delivery of this Agreement have been authorized by the Board and signed by an authorized officer of the Acquiring Fund, acting as such, and neither such authorization by such Board nor such execution and delivery by such officer shall be deemed to have been made by any of them personally, but shall bind only the property of the Acquiring Fund as provided in the Articles of Incorporation.

13

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

VII Peaks Co-Optivist Income BDC II, Inc.

/s/ Gurpreet S. Chandhoke
Name: Gurpreet S. Chandhoke
Title: Chief Executive Officer

Attest:

/s/ Michelle Kleier
Name: Michelle Kleier
Title: Secretary

VII Peaks Co-Optivist R Fund I, LLC

By: VII Peaks-KBR R Fund I Management, LLC, its Manager

/s/ Gurpreet S. Chandhoke
Name: Gurpreet S. Chandhoke
Title: Chief Executive Officer

Attest:

/s/ Michelle Kleier
Name: Michelle Kleier
Title: Secretary

14

APPENDIX D

VII Peaks Co-Optivist B Fund I, LLC

____________

Financial Statements

December 31, 2014

VII Peaks Co-Optivist B Fund I, LLC

____________

Contents

Page

Independent Auditors’ Report	1

Statement of Assets and Liabilities	2

Schedule of Investments	3–4

Statement of Operations	5

Statement of Changes in Net Assets	6

Statement of Cash Flows	7

Notes to Financial Statements	8–14

Independent Auditors’ Report

To the Members of

VII Peaks Co-Optivist B Fund I, LLC

Orinda, California

We have audited the accompanying financial statements of VII Peaks Co-Optivist B Fund I, LLC (the “Fund”), which comprise the statement of assets and liabilities, including the schedule of investments, as of December 31, 2014, and the related statements of operations, changes in net assets, and cash flows for the year then ended and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of the accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of VII Peaks Co-Optivist B Fund I, LLC as of December 31, 2014, and the results of its operations, changes in its net assets and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

San Francisco, California

March 25, 2015

VII Peaks Co-Optivist B Fund I, LLC

Statement of Assets and Liabilities

December 31, 2014

____________

ASSETS

Investments, at fair value (cost $3,531,085)	$2,660,815
Investments, money market at fair value (cost $380,407)	380,407

Total investments, at fair value	3,041,222

Interest receivable	79,421

Total assets	3,120,643

LIABILITIES

Accrued expenses	25,000
Distribution payable	29,578

Total liabilities	54,578

Net assets	$3,066,065

The accompanying notes are an integral
part of these financial statements.

2

VII Peaks Co-Optivist B Fund I, LLC

Schedule of Investments

December 31, 2014

____________

			Amount of		Percentage
	Coupon	Principal	Investment		of Net
Description	Rate	Amount	Cost	Fair Value	Assets

Debt Securities in the United States:

Automobile
UCI International	8.625%	210,000	$209,282	$200,550	6.54%

Total Automobile			209,282	200,550	6.54%

Beverage, Food and Tobacco
Logan’s Roadhouse Inc.	10.750%	300,000	285,135	220,500	7.19%

Total Beverage, Food and Tobacco			285,135	220,500	7.19%

Consumer Goods - Durable
Armoured Autogroup, Inc.	9.250%	210,000	214,213	208,950	6.81%

Total Consumer Goods - Durable			214,213	208,950	6.81%

Energy: Oil and Gas
Endeavour International	12.000%	150,000	162,575	165,000	5.38%

Total Energy: Oil and Gas			162,575	165,000	5.38%

Environmental Industries
Suntech Power Holdings Company Ltd.	3.000%	300,000	230,183	1,500	0.05%

Total Environmental Industries			230,183	1,500	0.05%

Healthcare and Pharmaceuticals
Radiation Therapy Services Inc.	8.875%	163,000	166,307	164,630	5.37%

Total Healthcare and Pharmaceuticals			166,307	164,630	5.37%

High Tech Industries
Hutchinson Technology Inc.	8.500%	279,000	219,912	279,000	9.10%

Total High Tech Industries			219,912	279,000	9.10%

Hotel, Gaming, and Leisure
Caesar’s Entertainment Corp.	10.750%	310,000	289,676	46,500	1.52%
Caesar’s Entertainment Corp.	11.250%	210,000	191,708	153,930	5.02%

Total Hotel, Gaming, and Leisure			481,384	200,430	6.54%

Media: Advertising, Printing and Publishing
Affinion Group Inc. Exchange Bonds	13.500%	265,200	224,438	198,900	6.49%
Visant Corp	10.000%	197,000	199,079	170,898	5.57%

Total Media: Advertising, Printing and Publishing			423,517	369,798	12.06%

The accompanying notes are an integral
part of these financial statements.

3

VII Peaks Co-Optivist B Fund I, LLC

Schedule of Investments, Continued

December 31, 2014

____________

			Amount of		Percentage
	Coupon	Principal	Investment		of Net
Description	Rate	Amount	Cost	Fair Value	Assets

Debt Securities in the United States:

Metals and Mining
Euramax International	9.500%	150,000	154,548	139,500	4.55%

Total Metals and Mining			154,548	139,500	4.55%

Retail
Toys R Us, Inc.	10.375%	175,000	169,999	139,125	4.54%

Total Retail			169,999	139,125	4.54%

Telecommunications
Aspect Software Inc.	10.625%	370,000	390,755	349,650	11.40%
NII Holdings Inc.	10.000%	75,000	74,480	26,666	0.87%
Powerwave Technologies Inc.	3.875%	240,000	152,346	-	0.00%

Total Telecommunications			617,581	376,316	12.27%

Total Debt Securities in the United States			3,334,636	2,465,299	80.40%

Equity Securities in the United States:

Services: Consumer
Education Management LLC.		195,516	196,449	195,516	6.38%

Total Services: Consumer			196,449	195,516	6.38%

Total Equity Securities in the United States			196,449	195,516	6.38%

Total Investments, at fair value			3,531,085	2,660,815	86.78%

Investments - Money Market in the United States:

Investments - Money Market	0.030%	380,407	380,407	380,407	12.41%

Total Investments - Money Market in the United States			380,407	380,407	12.41%

Total Investments			$3,911,492	$3,041,222	99.19%

The accompanying notes are an integral
part of these financial statements.

4

VII Peaks Co-Optivist B Fund I, LLC

Statement of Operations

For the year ended December 31, 2014

____________

Investment income:
Interest income	$324,381

Total investment income	324,381

Expenses:
Management fees	51,534
Professional fees	44,676
Transfer agent fees	16,574
Other expenses	2,207

Total expenses	114,991

Net investment income	209,390

Net realized loss on investments	(12,910)
Net change in unrealized loss on investments	(397,259)

Net decrease in net assets resulting from operations	$(200,779)

The accompanying notes are an integral
part of these financial statements.

5

VII Peaks Co-Optivist B Fund I, LLC

Statement of Changes in Net Assets

For the year ended December 31, 2014

____________

Decrease in net assets from operations:
Net investment income	$209,390
Net realized loss on investments	(12,910)
Net change in unrealized loss on investments	(397,259)

Net decrease in net assets resulting from operations	(200,779)

Capital share transactions:
Distributions	(348,267)

Net decrease in net assets resulting from capital share transactions	(348,267)

Total decrease in net assets	(549,046)

Net assets, beginning of year	3,615,111

Net assets, end of year	$3,066,065

The accompanying notes are an integral
part of these financial statements.

6

VII Peaks Co-Optivist B Fund I, LLC

Statement of Cash Flows

For the year ended December 31, 2014

____________

Operating activities:
Net decrease in net assets resulting from operations	$(200,779)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investments	(814,283)
Proceeds from sale of investments	1,109,417
Net realized loss on investments	12,910
Net change in unrealized loss on investments	397,259
Changes in operating assets and liabilities:
Interest receivable	18,062
Due to related party	(7,849)
Distribution payable	2
Accrued expenses	25,000

Net cash provided by operating activities	539,739

Financing activities:
Cash distributions paid	(348,267)

Net cash used in financing activities	(348,267)

Net increase in cash and cash equivalents	191,472

Cash and cash equivalents, beginning of year	188,935

Cash and cash equivalents, end of year	$380,407

The accompanying notes are an integral
part of these financial statements.

7

VII Peaks Co-Optivist B Fund I, LLC

Notes to Financial Statements

December 31, 2014

____________

1.	Nature of Operations

VII Peaks Co-Optivist B Fund I, LLC (the “Fund”), a Delaware limited liability company formed on March 15, 2011, is an externally managed, non-diversified closed-end management investment company. The Fund invests in discounted corporate debt and equity-linked debt securities of public companies.

The Fund is offering their interests to no more than 99 investors in order to maintain the exemption from registration as an investment company found in Section 3(c)(1) of the Investment Company Act of 1940, as amended (the “1940 act”). As of January 2012, the Fund reached 99 investors and as a result closed the Fund to new investors. In March 2015, the Fund received a merger offer from VII Peaks Co-Optivist Income BDC II, Inc. The merger is expected to complete by the second quarter of 2015 if the Fund receives consent from its shareholders.

2.	Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Fund’s cash and cash equivalents consist of money held in a checking account and in a money market fund. The Fund considers all highly-liquid instruments with an original maturity of three months or less, at date of purchase, to be cash equivalents.

The Fund maintains its cash balances at one major financial institution, which is insured by the Federal Deposit Insurance Corporation (the “FDIC”) up to $250,000, and the Securities Investor Protection Corporation (the “SIPC”). SIPC covers $500,000 in investments, including $100,000 in cash. As of December 31, 2014, the Fund has deposits in excess of the deposit insurance.

Investments

All investments in securities are recorded at their estimated fair value (see Note 3). Security transactions are recorded on a trade date basis.

Continued

8

VII Peaks Co-Optivist B Fund I, LLC

Notes to Financial Statements

December 31, 2014

____________

2.	Significant Accounting Policies, continued

Geographical and Industry Classification

The geographical and industry classification in the schedule of investments represent management’s belief as to the most meaningful presentation of the classification of the Fund’s investments.

Revenue Recognition

Interest income is recorded on an accrual basis to the extent collection is expected. Dividend income is accrued as earned. Dividend income is recognized on the ex-dividend date and is recorded net of withholding taxes where applicable. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the cost basis of investments. The Fund reports changes in fair value of investments as a component of the net change in unrealized gain (loss) on investments in the statement of operations.

Organizational Costs

Organizational costs are expensed by the Fund as incurred.

Offering Costs

The Fund is a closed-end fund with a continuous offering period. Offering costs are expensed as they become payable and are limited to 1.5% of aggregate gross offering proceeds.

Income Taxes

The Fund accounts for income taxes in accordance with Accounting Standards Codification (“ASC”) Topic 740, Accounting for Income Taxes. ASC Topic 740 includes the relevant provisions for accounting for uncertainty in income taxes. No provision for taxes has been recorded by the Fund, as profits and losses, including tax credits, if any, are includable in the individual tax returns of the members. The Fund has evaluated the implications of ASC Topic 740, for all open tax years and in all major tax jurisdictions, and determined that there is no material impact on the financial statements. The Fund continues to remain subject to examination by U.S. federal and state authorities for the years 2011 through 2014.

Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

Continued

9

VII Peaks Co-Optivist B Fund I, LLC

Notes to Financial Statements

December 31, 2014

____________

2.	Significant Accounting Policies, continued

Recent Accounting Pronouncements, continued

In May, 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers. ASU No. 2014-09 provides clarification on the principles to recognize revenue and to develop a common standard between GAAP and IFRS. The guidance will be effective in 2016. Management is currently evaluating the impact of these changes but does not believe it will have a material impact.

In June 2013, the FASB issued ASU 2013-08, Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements, which affects the scope, measurement and disclosure requirements for investment companies under U.S. GAAP. ASU 2013-08 contains new guidance on assessing whether an entity is an investment company, requiring non-controlling ownership interest in investment companies to be measured at fair value and requiring certain additional disclosures. This guidance became effective for us on January 1, 2014 and did not have a material impact on our financial position or disclosures.

3.	Investment Transactions

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1–Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2–Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3–Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Continued

10

VII Peaks Co-Optivist B Fund I, LLC

Notes to Financial Statements

December 31, 2014

____________

3.	Investment Transactions, continued

The Fund invests in discounted corporate debt securities of private and public companies that trade in the secondary loan markets. The debt securities the Fund aims to target are discounted in the secondary loan markets as a result of perceived liquidity risk the issuer may face in the near term. The Fund will actively work with the target company’s management to restructure the underlying corporate debt and de-lever the target company’s balance sheet. The Fund intends to hold securities an average of 24–30 months.

The fair value of debt securities is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), and fundamental data relating to the issuer. Most debt securities held are categorized in Level 2 of the fair value hierarchy, as the fair value is based on transaction prices, quotations, or similar observable inputs. Two positions are categorized in Level 3 of the fair value hierarchy, as the fair value is based on unobservable inputs.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of December 31, 2014:

	Level 1	Level 2	Level 3	Total

Investments, money market at fair value	$380,407	$-	$-	$380,407
Debt securities, at fair value	-	2,300,299	165,000	2,465,299
Equity securities, at fair value	-	-	195,516	195,516

Total	$380,407	$2,300,299	$360,516	$3,041,222

Purchases of debt securities in 2014 were $814,283 and sales of debt securities in 2014 were $1,109,417.

There were two transfers between levels for the period ended December 31, 2014. The first was Education Management, LLC. (“EDMC”), originally, 15%, July 1, 2018. The interest bearing note was restructured by the company to a non-interest bearing private equity holding. The second was Endeavor International with a maturity date of March 1, 2018 and a 12% coupon.

During the year, the following were the transfers in or out of levels:

	Level 1	Level 2	Level 3	Total

Debt securities, at fair value	$-	$(165,000)	$165,000	$-
Equity securities, at fair value	-	(195,516)	195,516	-

Total	$-	$(360,516)	$360,516	$-

Continued

11

VII Peaks Co-Optivist B Fund I, LLC

Notes to Financial Statements

December 31, 2014

____________

3.	Investment Transactions, continued

The following table provides quantitative information regarding Level 3 fair value measurements as of December 31, 2014:

	Principal		Valuation	Unobservable
	Value	Fair Value	Technique	Input	Mean	Minimum	Maximum

EDMC Equity Securities	$195,516	$195,516	Liquidation	Transaction Value	$195,516	$178,070	$212,962

Endeavour Senior Secured First Lien Debt	$150,000	$165,000	Liquidation	Transaction Value	$165,000	$165,000	$165,000

The primary significant unobservable input used in the fair value measurement of the Fund’s equity securities is the fair value of the issuer’s equity securities exchanged with the unsecured note in the year ended December 31, 2014. Significant increases or decreases in the fair value of the issuer’s equity securities would result in a significantly lower or higher fair value measurement. The primary significant unobservable input used in the fair value measurement of the Fund’s debt securities was the terms of the restructuring offered by the issuer, not yet final.

4.	Management Fees and Other Transactions with Affiliates

The Fund is managed by VII Peaks B Fund I Management, LLC (the “Manager”), which is wholly-owned by VII Peaks Capital, LLC. The Manager provides investment management services under a management agreement for the Fund. For these services, the Fund pays the Manager an annualized fee equal to 1.5% of the Fund’s net assets. The management fee is calculated based on the net asset value of the Fund’s assets under management as of the last business day of each month and paid monthly in arrears. The payment of the management fee earned shall be deferred until investors receive a non-cumulative annual return equal to 7.5%. The deferred management fee shall be considered earned and payable from available distributable income after payment of the annual 7.5% to investors or upon a liquidation event. Accordingly, the Fund has recorded $51,534 as management fee expense.

The Fund did not incur dealer manager fees for the year ended December 31, 2014.

The Fund is to pay or reimburse the Manager for all organizational and offering costs incurred in the offering up to an amount that equals 1.5% of the gross proceeds in the offering. All organizational and offering costs that exceed 1.5% of gross offering proceeds are to be paid by the Manager.

The Fund has incurred a total of $16,574 of transfer agent fees for the year ended December 31, 2014.

Continued

12

VII Peaks Co-Optivist B Fund I, LLC

Notes to Financial Statements

December 31, 2014

____________

5.	Members’ Capital Accounts

Capital Contributions

The Fund is authorized to sell and issue such number of interests so that the net proceeds to the Fund, after payment of offering management and distribution fees, in the offering does not exceed $15,000,000. The purchase price of interests in the Fund is $5,000 per interest. The Fund accepts subscriptions for a minimum purchase of 4 interests or $20,000, although the Fund may, in its sole and absolute discretion, accept subscriptions for lower amounts.

As of January 2012, the Fund reached 99 investors and as a result closed the Fund to new investors and will not sell any additional interests in the Fund.

The Manager is not required to purchase interests in the Fund; however, in accordance with the Fund agreement, contributions made by the Manager are accounted for in the same manner as other member contributions. As of December 31, 2014, the Manager did not have any interests in the Fund.

Capital Distributions

Distributions to members will only be declared out of assets legally available for distribution and, the amount of any such distribution, if any, will be determined solely by the Fund’s Manager. Distributions are expected to be paid solely from the Fund’s distributable cash. Distributable cash for any given fiscal period represents all cash receipts of the Fund (excluding capital contributions) less cash payments disbursed or reserves set aside for Fund expenses plus amounts released from reserves. Distributable cash will be determined separately for each fiscal period and shall not be cumulative.

The Fund is targeting an annual preferred return of 10% on a member’s notional capital contribution, with an annual estimated 7.5% distributable income paid monthly. Following this, the Fund will pay 100% of its’ distributable cash to members until they receive a 10% preferred annual return on their investment. Next, 100% of distributable cash will be paid to members until they receive 100% of their investment. Amounts of distributable cash above these levels will next be allocated 80% to members until they receive a target annual return of 15% on their investment, and the remainder to the Manager. Finally, 60% of any distributable cash remaining above this amount will be paid to the members and 40% will be paid to the Manager.

No member has the right to withdraw its capital and profits from the Fund except pursuant to the terms of the early redemption program, if and to the extent implemented by the Manager. The early redemption program allows members who have held interests for at least 12 months to redeem their interests for cash at a price equal to the Fund’s net asset value as of the date of each redemption date.

Allocation of Net Profits and Losses

Allocation of net profits and losses are in the ratio of the number of interests held by each member as of the last day of each month to the total outstanding interests as of such date.

Continued

13

VII Peaks Co-Optivist B Fund I, LLC

Notes to Financial Statements

December 31, 2014

____________

6.	Financial Highlights

Financial highlights are presented in the following table, for the year ended December 31, 2014. As of December 31, 2014, the Fund has 929 interests outstanding with a net asset value of $3,066,065. The ratios and total return are not annualized. The computation of similar financial information for other participating members may vary based on the timing of their respective capital transactions. The net asset value below may not be reflective of an individual investor’s net asset value for purposes of redemptions. The total return reported below includes a 9.5% front-end load paid by investors as they enter the Fund, which at December 31, 2014 were comprised of fees for organizational and offering costs of 1.5%, selling commissions of 5.0%, and dealer manager fees of 3.0%. Total return is computed based on the change in the net asset value per interest during the period.

2014

Per Interest Operating Performance

Net Asset Value, beginning of year	$3,891.4

Results of investment operations:
Net investment income	225.4
Net realized and unrealized loss on investments	(441.5)

Total from investment operations	(216.1)

Distributions	(374.9)
Net Asset Value, end of year	$3,300.4
Total Return	(15.2)%

Supplemental Data

Ratio to average net assets:
Expenses	3.4%
Net investment income	6.2%

7.	Subsequent Events

The Fund evaluated events for recognition and disclosure through March 25, 2015, the date which these financial statements were available to be issued.

On January 13, 2015, we received a mandatory full call from Hutchinson Technology on the convertible note 8.5%, put date of January 1, 2026. The price will be par value and accrued interest with a redemption date of January 15, 2015. No action was required on behalf of the fund. The notice was for informational purposes only.

In March 2015, the Fund received a merger offer from VII Peaks Co-Optivist Income BDC II, Inc. The merger is expected to complete by the second quarter of 2015 if the Fund receives consent from its shareholders.

14

APPENDIX E

VII Peaks Co-Optivist B Fund II, LLC

____________

Financial Statements

December 31, 2014

VII Peaks Co-Optivist B Fund II, LLC

____________

Contents

Page

Independent Auditors’ Report	1

Statement of Assets and Liabilities	2

Schedule of Investments	3–4

Statement of Operations	5

Statement of Changes in Net Assets	6

Statement of Cash Flows	7

Notes to Financial Statements	8–14

Independent Auditors’ Report

To the Members of
VII Peaks Co-Optivist B Fund II, LLC
Orinda, California

We have audited the accompanying financial statements of VII Peaks Co-Optivist B Fund II, LLC (the “Fund”), which comprise the statement of assets and liabilities, including the schedule of investments, as of December 31, 2014, and the related statements of operations, changes in net assets, and cash flows for the year then ended and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of the accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of VII Peaks Co-Optivist B Fund II, LLC as of December 31, 2014, and the results of its operations, changes in its net assets and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

San Francisco, California

March 25, 2015

VII Peaks Co-Optivist B Fund II, LLC

Statement of Assets and Liabilities

December 31, 2014

____________

ASSETS

Investments, at fair value (cost $4,616,418)	$3,535,332
Investments, money market at fair value (cost $736,519)	736,519

Total investments, at fair value	4,271,851

Interest receivable	92,420

Total assets	4,364,271

LIABILITIES

Accrued liabilities	25,000
Distribution payable	38,934

Total liabilities	63,934

Net assets	$4,300,337

The accompanying notes are an integral
part of these financial statements.

2

VII Peaks Co-Optivist B Fund II, LLC

Schedule of Investments

December 31, 2014

____________

			Amount of		Percentage
	Coupon	Principal	Investment		of Net
Description	Rate	Amount	Cost	Fair Value	Assets

Debt Securities in the United States:

Aerospace and Defense
Colt Defense	8.750%	225,000	$198,078	$91,125	2.11%
Dyncorp International	10.380%	200,000	218,417	170,000	3.93%

Total Aerospace and Defense			416,495	261,125	6.04%

Consumer Goods - Durable
Accuride Corporation	9.500%	185,000	194,322	190,550	4.41%

Total Consumer Goods - Durable			194,322	190,550	4.41%

Energy: Oil and Gas
Endeavor International	12.000%	150,000	149,675	49,500	1.14%
Saratoga Resources Inc.	12.500%	243,000	263,748	85,050	1.97%

Total Energy: Oil and Gas			413,423	134,550	3.11%

Environmental Industries
Nuverra Environmental Co.	9.875%	140,000	152,097	84,000	1.94%
Suntech Power Holdings Company Ltd.	3.000%	325,000	241,819	1,625	0.04%

Total Environmental Industries			393,916	85,625	1.98%

Healthcare and Pharmaceuticals
DJO Finance LLC	9.750%	125,000	132,521	125,000	2.89%

Total Healthcare and Pharmaceuticals			132,521	125,000	2.89%

High Tech Industries
Hutchinson Technology Inc.	8.500%	325,000	251,974	325,000	7.51%

Total High Tech Industries			251,974	325,000	7.51%

Media: Advertising, Printing and Publishing
American Media, Inc.	11.500%	225,000	251,650	222,750	5.15%
Sitel LLC	11.500%	210,000	217,823	164,850	3.81%

Total Media: Advertising, Printing and Publishing			469,473	387,600	8.96%

Metals and Mining
Ryerson, Inc.	9.000%	225,000	239,569	231,188	5.34%

Total Metals and Mining			239,569	231,188	5.34%

The accompanying notes are an integral
part of these financial statements.

3

VII Peaks Co-Optivist B Fund II, LLC

Schedule of investments, Continued

December 31, 2014

____________

			Amount of		Percentage
	Coupon	Principal	Investment		of Net
Description	Rate	Amount	Cost	Fair Value	Assets

Debt Securities in the United States:

Retail
Bon-ton Department Stores, Inc.	10.625%	20,000	21,022	19,900	0.46%
Claires Stores	8.875%	197,000	202,461	159,570	3.69%
Gymboree Corp.	9.125%	200,000	189,325	77,000	1.78%
Toys R Us, Inc.	8.500%	210,000	222,874	208,425	4.82%

Total Retail			635,682	464,895	10.75%

Services: Consumer
APX Group, Inc.	8.750%	440,000	424,785	371,527	8.59%
Cambium Learning Group, Inc.	9.750%	235,000	240,675	230,300	5.32%

Total Services: Consumer			665,460	601,827	13.91%

Telecommunications
Aspect Software Inc.	10.625%	325,000	350,436	307,125	7.10%
Earthlink, Inc.	8.880%	200,000	203,450	197,400	4.56%
Powerwave Technologies	3.875%	50,000	25,184	-	0.00%

Total Telecommunications			579,070	504,525	11.66%

Total Debt Securities in the United States			4,391,905	3,311,885	76.56%

Equity Securities in the United States:

Services: Consumer
Education Management LLC		223,447	224,513	223,447	5.17%

Total Services: Consumer			224,513	223,447	5.17%

Total Equity Securities in the United States			224,513	223,447	5.17%

Total Investments, at fair value			4,616,418	3,535,332	81.73%

Investments - Money Market in the United States:

Investments - Money Market	0.030%	736,519	736,519	736,519	17.03%

Total Investments - Money Market in the United States			736,519	736,519	17.03%

Total Investments			$5,352,937	$4,271,851	98.76%

The accompanying notes are an integral
part of these financial statements.

4

VII Peaks Co-Optivist B Fund II, LLC

Statement of Operations

For the year ended December 31, 2014

____________

Investment income:
Interest income	$421,020

Total investment income	421,020

Expenses:
Management fees	73,996
Professional fees	50,600
Transfer agent fees	16,022
Other expense	2,206

Total expenses	142,824

Net investment income	278,196

Net realized gain on investments	25,316
Net change in unrealized loss on investments	(761,712)

Net decrease in net assets resulting from operations	$(458,200)

The accompanying notes are an integral
part of these financial statements.

5

VII Peaks Co-Optivist B Fund II, LLC

Statement of Changes in Net Assets

For the year ended December 31, 2014

____________

Decrease in net assets from operations:
Net investment income	$278,196
Net realized gain on investments	25,316
Net change in unrealized loss on investments	(761,712)

Net decrease in net assets resulting from operations	(458,200)

Capital share transactions:
Distributions	(458,416)

Net decrease in net assets resulting from capital share transactions	(458,416)

Total decrease in net assets	(916,616)

Net assets, beginning of year	5,216,953

Net assets, end of year	$4,300,337

The accompanying notes are an integral
part of these financial statements.

6

VII Peaks Co-Optivist B Fund II, LLC

Statement of Cash Flows

For the year ended December 31, 2014

____________

Operating activities:
Net decrease in net assets resulting from operations	$(458,200)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investments	(2,331,222)
Proceeds from sale of investments	2,641,113
Net realized gain on investments	(25,316)
Net change in unrealized loss on investments	761,712
Changes in operating assets and liabilities:
Interest receivable	13,391
Due to related party	(4,131)
Accrued expenses	25,000

Net cash provided by operating activities	622,347

Financing activities:
Cash distributions paid	(458,416)

Net cash used in financing activities	(458,416)

Net increase in cash and cash equivalents	163,931

Cash and cash equivalents, beginning of year	572,588

Cash and cash equivalents, end of year	$736,519

The accompanying notes are an integral
part of these financial statements.

7

VII Peaks Co-Optivist B Fund II, LLC

Notes to Financial Statements

December 31, 2014

____________

1.	Nature of Operations

VII Peaks Co-Optivist B Fund II, LLC (the “Fund”), a Delaware limited liability company formed on January 5, 2012, is an externally managed, non-diversified closed-end management investment company. The Fund invests in discounted corporate debt and equity-linked debt securities of public companies.

The Fund is offering their interests to no more than 99 investors in order to maintain the exemption from registration as an investment company found in Section 3(c)(1) of the Investment Company Act of 1940, as amended (the “1940 act”). As of December 2012, the Fund reached 99 investors and as a result closed the Funds to new investors. In March 2015, the Fund received a merger offer from VII Peaks Co-Optivist Income BDC II, Inc. The merger is expected to complete by the second quarter of 2015 if the Fund receives consent from its shareholders.

2.	Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Fund’s cash and cash equivalents consist of money held in a checking account and in a money market fund. The Fund considers all highly-liquid instruments with an original maturity of three months or less, at date of purchase, to be cash equivalents.

The Fund maintains its cash balances at one major financial institution, which is insured by the Federal Deposit Insurance Corporation (the “FDIC”) up to $250,000, and the Securities Investor Protection Corporation (the “SIPC”). SIPC covers $500,000 in investments, including $100,000 in cash. As of December 31, 2014, the Fund has deposits in excess of the deposit insurance.

Investments

All investments in securities are recorded at their estimated fair value (see Note 3). Security transactions are recorded on a trade date basis.

Continued

8

VII Peaks Co-Optivist B Fund II, LLC

Notes to Financial Statements

December 31, 2014

____________

2.	Significant Accounting Policies, continued

Geographical and Industry Classification

The geographical and industry classification in the schedule of investments represent management’s belief as to the most meaningful presentation of the classification of the Fund’s investments.

Revenue Recognition

Interest income is recorded on an accrual basis to the extent collection is expected. Dividend income is accrued as earned. Dividend income is recognized on the ex-dividend date and is recorded net of withholding taxes where applicable. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the cost basis of investments. The Fund reports changes in fair value of investments as a component of the net change in unrealized gain (loss) on investments in the statement of operations.

Organizational Costs

Organizational costs are expensed by the Fund as incurred.

Offering Costs

The Fund is a closed-end fund with a continuous offering period. Offering costs are expensed as they become payable and are limited to 1.5% of aggregate gross offering proceeds.

Income Taxes

The Fund accounts for income taxes in accordance with Accounting Standards Codification (“ASC”) Topic 740, Accounting for Income Taxes. ASC Topic 740 includes the relevant provisions for accounting for uncertainty in income taxes. No provision for taxes has been recorded by the Fund, as profits and losses, including tax credits, if any, are includable in the individual tax returns of the members. The Fund has evaluated the implications of ASC Topic 740, for all open tax years and in all major tax jurisdictions, and determined that there is no material impact on the financial statements. The Fund continues to remain subject to examination by U.S. federal and state authorities for the years 2011 through 2014.

Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

Continued

9

VII Peaks Co-Optivist B Fund II, LLC

Notes to Financial Statements

December 31, 2014

____________

2.	Significant Accounting Policies, continued

Recent Accounting Pronouncements, continued

In May, 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers. ASU No. 2014-09 provides clarification on the principles to recognize revenue and to develop a common standard between GAAP and IFRS. The guidance will be effective in 2016. Management is currently evaluating the impact of these changes but does not believe it will have a material impact.

In June 2013, the FASB issued ASU 2013-08, Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements, which affects the scope, measurement and disclosure requirements for investment companies under U.S. GAAP. ASU 2013-08 contains new guidance on assessing whether an entity is an investment company, requiring non-controlling ownership interest in investment companies to be measured at fair value and requiring certain additional disclosures. This guidance became effective for us on January 1, 2014 and did not have a material impact on our financial position or disclosures.

3.	Investment Transactions

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1–Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2–Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3–Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Continued

10

VII Peaks Co-Optivist B Fund II, LLC

Notes to Financial Statements

December 31, 2014

____________

3.	Investment Transactions, continued

The Fund invests in discounted corporate debt securities of private and public companies that trade in the secondary loan markets. The debt securities the Fund aims to target are discounted in the secondary loan markets as a result of perceived liquidity risk the issuer may face in the near term. The Fund will actively work with the target company’s management to restructure the underlying corporate debt and de-lever the target company’s balance sheet. The Fund intends to hold securities an average of 24–30 months.

The fair value of debt securities is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), and fundamental data relating to the issuer. Most debt securities held are categorized in Level 2 of the fair value hierarchy, as the fair value is based on transaction prices, quotations, or similar observable inputs. Two positions are categorized in Level 3 of the fair value hierarchy, as the fair value is based on unobservable inputs.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of December 31, 2014:

	Level 1	Level 2	Level 3	Total

Investments, money market at fair value	$736,519	$-	$-	$736,519
Debt securities, at fair value	-	3,262,385	49,500	3,311,885
Equity securities, at fair value	-	-	223,447	223,447

Total	$736,519	$3,262,385	$272,947	$4,271,851

Purchases of debt securities in 2014 were $2,331,222 and sales of debt securities in 2014 were $2,641,113.

There were two transfers between levels for the period ended December 31, 2014. The first was Education Management, LLC. (“EDMC”), originally, 15%, July 1, 2018. The interest bearing note was restructured by the company to a non-interest bearing private equity holding. The second was Endeavor International with a maturity date of June 1, 2018 and a 12% coupon.

During the year, the following were the transfers in or out of levels:

	Level 1	Level 2	Level 3	Total

Debt securities, at fair value	$-	$(49,500)	$49,500	$-
Equity securities, at fair value	-	(223,447)	223,447	-

Total	$-	$(272,947)	$272,947	$-

Continued

11

VII Peaks Co-Optivist B Fund II, LLC

Notes to Financial Statements

December 31, 2014

____________

3.	Investment Transactions, continued

The following table provides quantitative information regarding Level 3 fair value measurements as of December 31, 2014:

	Principal		Valuation	Unobservable
	Value	Fair Value	Technique	Input	Mean	Minimum	Maximum

EDMC Equity Securities	$223,447	$223,447	Liquidation	Transaction Value	$223,447	$203,509	$243,385

Endeavour Senior Secured Second Lien Debt	$150,000	$49,500	Liquidation	Transaction Value	$53,379	$49,500	$56,897

The primary significant unobservable input used in the fair value measurement of the Fund’s equity securities is the fair value of the issuer’s equity securities exchanged with the unsecured note in the year ended December 31, 2014. Significant increases or decreases in the fair value of the issuer’s equity securities would result in a significantly lower or higher fair value measurement. The primary significant unobservable input used in the fair value measurement of the Fund’s debt securities was the terms of the restructuring offered by the issuer, not yet final.

4.	Management Fees and Other Transactions with Affiliates

The Fund is managed by VII Peaks B Fund I Management, LLC (the “Manager”). The Manager is wholly-owned by VII Peaks Capital, LLC. The Manager provides investment management services under a management agreement for the Fund. For these services, the Fund pays the Manager an annualized fee equal to 1.5% of the Fund’s net assets. The management fee is calculated based on the net asset value of the Fund’s assets under management as of the last business day of each month and paid monthly in arrears. The payment of the management fee earned shall be deferred until investors receive a non-cumulative annual return equal to 7.5%. The deferred management fee shall be considered earned and payable from available distributable income after payment of the annual 7.5% to investors or upon a liquidation event. Accordingly, the Fund has recorded $73,996 as management fee expense.

The Fund did not incur dealer manager fees for the year ended December 31, 2014.

The Fund is to pay or reimburse the Manager for all organizational and offering costs incurred in the offering up to an amount that equals 1.5% of the gross proceeds in the offering. All organizational and offering costs that exceed 1.5% of gross offering proceeds are to be paid by the Manager.

The Fund has incurred a total of $16,022 of transfer agent fees for the year ended December 31, 2014.

Continued

12

VII Peaks Co-Optivist B Fund II, LLC

Notes to Financial Statements

December 31, 2014

____________

5.	Members’ Capital Accounts

Capital Contributions

The Fund is authorized to sell and issue such number of interests so that the net proceeds to the Fund, after payment of offering management and distribution fees, in the offering does not exceed $15,000,000. The purchase price of interests in the Fund is $5,000 per interest. The Fund accepts subscriptions for a minimum purchase of 4 interests or $20,000, although the Fund may, in its sole and absolute discretion, accept subscriptions for lower amounts.

As of December 2012, the Fund reached 99 investors and as a result closed the Fund to new investors and will not sell any additional interests in the Fund.

The Manager is not required to purchase interests in the Fund; however, in accordance with the Fund agreement, contributions made by the Manager are accounted for in the same manner as other member contributions. As of December 31, 2014, the Manager did not have any interests in the Fund.

Capital Distributions

Distributions to members will only be declared out of assets legally available for distribution and, the amount of any such distribution, if any, will be determined solely by the Fund’s Manager. Distributions are expected to be paid solely from the Fund’s distributable cash. Distributable cash for any given fiscal period represents all cash receipts of the Fund (excluding capital contributions) less cash payments disbursed or reserves set aside for Fund expenses plus amounts released from reserves. Distributable cash will be determined separately for each fiscal period and shall not be cumulative.

The Fund is targeting an annual preferred return of 10% on a member’s notional capital contribution, with an annual estimated 7.5% distributable income paid monthly. Following this, the Fund will pay 100% of its’ distributable cash to members until they receive a 10% preferred annual return on their investment. Next, 100% of distributable cash will be paid to members until they receive 100% of their investment. Amounts of distributable cash above these levels will next be allocated 80% to members until they receive a target annual return of 15% on their investment, and the remainder to the Manager. Finally, 60% of any distributable cash remaining above this amount will be paid to the members and 40% will be paid to the Manager.

No member has the right to withdraw its capital and profits from the Fund except pursuant to the terms of the early redemption program, if and to the extent implemented by the Manager. The early redemption program allows members who have held interests for at least 12 months to redeem their interests for cash at a price equal to the Fund’s net asset value as of the date of each redemption date.

Allocation of Net Profits and Losses

Allocation of net profits and losses are in the ratio of the number of interests held by each member as of the last day of each month to the total outstanding interests as of such date.

Continued

13

VII Peaks Co-Optivist B Fund II, LLC

Notes to Financial Statements

December 31, 2014

____________

6.	Financial Highlights

Financial highlights are presented in the following table, for the year ended December 31, 2014. As of December 31, 2014, the Fund has 1,222 interests outstanding with a net asset value of $4,300,337. The ratios and total return are not annualized. The computation of similar financial information for other participating members may vary based on the timing of their respective capital transactions. The net asset value below may not be reflective of an individual investor’s net asset value for purposes of redemptions. The total return reported below includes a 9.5% front-end load paid by investors as they enter the Fund, which at December 31, 2014 were comprised of fees for organizational and offering costs of 1.5%, selling commissions of 5.0%, and dealer manager fees of 3.0%. Total return is computed based on the change in the net asset value per interest during the period based on the initial $5,000 purchase price per interest.

2014

Per Interest Operating Performance

Net Asset Value, beginning of year	$4,269.3

Results of investment operations:
Net investment income	227.7
Net realized and unrealized gain / loss on investments	(602.6)

Total from investment operations	(374.9)

Distributions	(375.1)

Net Asset Value, end of year	$3,519.3

Total Return	(17.6)%

Supplemental Data

Ratio to average net assets:
Expenses	3.6%
Net investment income	5.7%

7.	Subsequent Events

The Fund evaluated events for recognition and disclosure through March 25, 2015, the date which these financial statements were available to be issued.

On January 13, 2015, we received a mandatory full call from Hutchinson Technology on the convertible note 8.5%, put date of January 1, 2026. The price will be par value and accrued interest with a redemption date of January 15, 2015. No action was required on behalf of the fund. The notice was for informational purposes only.

In March 2015, the Fund received a merger offer from VII Peaks Co-Optivist Income BDC II, Inc. The merger is expected to complete by the second quarter of 2015 if the Fund receives consent from its shareholders.

14

APPENDIX F

VII Peaks Co-Optivist R Fund I, LLC

____________

Financial Statements

December 31, 2014

VII Peaks Co-Optivist R Fund I, LLC

____________

Contents

Page

Independent Auditors’ Report	1

Statement of Assets and Liabilities	2

Schedule of Investments	3–5

Statement of Operations	6

Statement of Changes in Net Assets	7

Statement of Cash Flows	8

Notes to Financial Statements	9–15

Independent Auditors’ Report

To the Members of
VII Peaks Co-Optivist R Fund I, LLC
Orinda, California

We have audited the accompanying financial statements of VII Peaks Co-Optivist R Fund I, LLC (the “Fund”), which comprise the statement of assets and liabilities, including the schedule of investments, as of December 31, 2014, and the related statements of operations, changes in net assets, and cash flows4 for the year then ended5 and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of the accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of VII Peaks Co-Optivist R Fund I, LLC as of December 31, 2014, and the results of its operations, changes in its net assets, and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

San Francisco, California

March 25, 2015

VII Peaks Co-Optivist R Fund I, LLC

Statement of Assets and Liabilities

December 31, 2014

____________

ASSETS

Investments, at fair value (cost $853,583)	$633,670
Investments, money market at fair value (cost $47,495)	47,495

Total investments, at fair value	681,165

Interest receivable	16,093

Total assets	697,258

LIABILITIES

Accrued liabilities	22,675
Distribution payable	7,134

Total liabilities	29,809

Net assets	$667,449

The accompanying notes are an integral
part of these financial statements.

2

VII Peaks Co-Optivist R Fund I, LLC

Schedule of Investments

December 31, 2014

____________

			Amount of		Percentage
	Coupon	Principal	Investment		of Net
Description	Rate	Amount	Cost	Fair Value	Assets

Debt Securities in the United States:

Automobile
UCI International	8.625%	25,000	$24,920	$23,875	3.58%

Total Automobile			24,920	23,875	3.58%

Aerospace and Defense
Colt Defence	8.750%	25,000	22,015	10,125	1.52%

Total Aerospace and Defense			22,015	10,125	1.52%

Beverage, Food and Tobacco
Logan’s Roadhouse Inc.	10.750%	25,000	23,846	18,375	2.75%

Total Beverage, Food and Tobacco			23,846	18,375	2.75%

Consumer Goods - Durable
Armored Autogroup, Inc.	9.250%	25,000	25,508	24,875	3.73%

Total Consumer Goods - Durable			25,508	24,875	3.73%

Energy: Oil and Gas
Endeavour International	12.000%	25,000	24,952	8,250	1.24%
Endeavour International	12.000%	25,000	27,102	27,500	4.12%
Saratoga Resources Inc.	12.500%	25,000	27,477	8,750	1.31%

Total Energy: Oil and Gas			79,531	44,500	6.67%

Environmental Industries
Suntech Power Holdings Company Ltd.	3.000%	50,000	35,845	250	0.04%
Nuverra Environmental Co.	9.875%	20,000	21,734	12,000	1.80%

Total Environmental Industries			57,579	12,250	1.84%

Healthcare and Pharmaceuticals
DJO Finance LLC	9.750%	15,000	15,903	15,000	2.25%
Radiation Therapy Services Inc.	8.875%	25,000	25,507	25,250	3.78%

Total Healthcare and Pharmaceuticals			41,410	40,250	6.03%

High Tech Industries
Hutchinson Technology Inc.	8.500%	100,000	78,054	100,000	14.98%
Hutchinson Technology Inc. Sr Sec	8.500%	4,000	4,209	4,000	0.60%

Total High Tech Industries			82,263	104,000	15.58%

Hotel, Gaming, and Leisure
Caesar’s Entertainment Corp.	11.250%	25,000	22,828	18,325	2.75%

Total Hotel, Gaming, and Leisure			22,828	18,325	2.75%

The accompanying notes are an integral
part of these financial statements.

3

VII Peaks Co-Optivist R Fund I, LLC

Schedule of Investments, Continued

December 31, 2014

____________

			Amount of		Percentage
	Coupon	Principal	Investment		of Net
Description	Rate	Amount	Cost	Fair Value	Assets

Debt Securities in the United States:

Media: Advertising, Printing and Publishing
Visant Corp.	10.000%	13,000	13,144	11,278	1.69%
Affinion Group Inc. Exchange Bonds	13.500%	25,500	21,581	19,125	2.87%
American Media, Inc.	11.500%	25,000	27,968	24,750	3.71%
Sitel LLC	11.500%	25,000	25,937	19,625	2.94%

Total Media: Advertising, Printing and Publishing			88,630	74,778	11.21%

Metals and Mining
Euramax International	9.500%	25,000	25,764	23,250	3.48%
Ryerson, Inc.	9.000%	25,000	26,625	25,688	3.85%

Total Metals and Mining			52,389	48,938	7.33%

Retail
Bon-Ton Department Stores Inc.	10.625%	3,000	3,081	2,913	0.44%
Claires Stores	8.875%	13,000	13,367	10,530	1.58%
Toys R Us, Inc.	10.375%	25,000	24,292	19,875	2.98%
Toys R Us, Inc.	8.500%	25,000	26,539	24,813	3.72%

Total Retail			67,279	58,131	8.72%

Services: Consumer
APX Group Inc.	8.750%	50,000	48,020	42,219	6.33%
Cambium Learning Group Inc.	9.750%	25,000	25,609	24,500	3.67%

Total Services: Consumer			73,629	66,719	10.00%

Telecommunications
Aspect Software Inc.	10.625%	55,000	57,297	51,975	7.79%
NII Holdings Inc.	10.000%	25,000	24,563	8,625	1.29%
Powerwave Technologies Inc.	3.875%	100,000	81,831	-	0.00%

Total Telecommunications			163,691	60,600	9.08%

Total Debt Securities in the United States			825,518	605,740	90.77%

Equity Securities in the United States:

Services: Consumer
Education Management LLC		27,930	28,064	27,930	4.18%

Total Services: Consumer			28,064	27,930	4.18%

Total Equity Securities in the United States			28,064	27,930	4.18%

Total Investments, at fair value			853,583	633,670	94.96%

The accompanying notes are an integral
part of these financial statements.

4

VII Peaks Co-Optivist R Fund I, LLC

Schedule of Investments, Continued

December 31, 2014

____________

			Amount of		Percentage
	Coupon	Principal	Investment		of Net
Description	Rate	Amount	Cost	Fair Value	Assets
Investments - Money Market in the United States:

Investments - Money Market	0.030%	47,495	47,495	47,495	7.12%

Total Investments - Money Market in the United States			47,495	47,495	7.12%

Total Investments			$901,078	$681,165	102.07%

The accompanying notes are an integral
part of these financial statements.

5

VII Peaks Co-Optivist R Fund I, LLC

Statement of Operations

For the year ended December 31, 2014

____________

Investment income:
Interest income	$68,176

Total investment income	68,176

Expenses:
Management fees	11,706
Professional fees	38,198
Transfer agent fees	9,964
Other expense	2,728

Total expenses	62,596

Net investment income	5,580

Net realized gain on investments	5,106
Net change in unrealized loss on investments	(91,253)

Net decrease in net assets resulting from operations	$(80,567)

The accompanying notes are an integral
part of these financial statements.

6

VII Peaks Co-Optivist R Fund I, LLC

Statement of Changes in Net Assets

For the year ended December 31, 2014

____________

Decrease in net assets from operations:
Net investment income	$5,580
Net realized gain on investments	5,106
Net change in unrealized loss on investments	(91,253)

Net decrease in net assets resulting from operations	(80,567)

Capital share transactions:
Distributions	(83,998)

Net decrease in net assets resulting from capital share transactions	(83,998)

Total decrease in net assets	(164,565)

Net assets, beginning of year	832,014

Net assets, end of year	$667,449

The accompanying notes are an integral
part of these financial statements.

7

VII Peaks Co-Optivist R Fund I, LLC

Statement of Cash Flows

For the year ended December 31, 2014

____________

Operating activities:
Net decrease in net assets resulting from operations	$(80,567)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investments	(247,605)
Proceeds from sale of investments	344,643
Net realized gain on investments	(5,106)
Net change in unrealized loss on investments	91,253
Changes in operating assets and liabilities:
Interest receivable	5,187
Due to related party	(3,883)
Accrued expenses	22,675

Net cash provided by operating activities	126,597

Financing activities:
Cash distributions paid	(83,998)

Net cash used in financing activities	(83,998)

Net increase in cash and cash equivalents	42,599

Cash and cash equivalents, beginning of year	4,896

Cash and cash equivalents, end of year	$47,495

The accompanying notes are an integral
part of these financial statements.

8

VII Peaks Co-Optivist R Fund I, LLC

Notes to Financial Statements

December 31, 2014

____________

1.	Nature of Operations

VII Peaks Co-Optivist R Fund I, LLC (the “Fund”), a Delaware limited liability company formed on March 15, 2011, is an externally managed, non-diversified closed-end management investment company. The Fund invests in discounted corporate debt and equity-linked debt securities of public companies.

The Fund is offering their interests to no more than 99 investors in order to maintain the exemption from registration as an investment company found in Section 3(c)(1) of the Investment Company Act of 1940, as amended (the “1940 act”). In March 2015, the Fund received a merger offer from VII Peaks Co-Optivist Income BDC II, Inc. The merger is expected to complete by the second quarter of 2015 if the Fund receives consent from its shareholders.

2.	Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Fund’s cash and cash equivalents consist of money held in a checking account and in a money market fund. The Fund considers all highly-liquid instruments with an original maturity of three months or less, at date of purchase, to be cash equivalents.

The Fund maintains its cash balances at one major financial institution, which is insured by the Federal Deposit Insurance Corporation (the “FDIC”) up to $250,000, and the Securities Investor Protection Corporation (the “SIPC”). SIPC covers $500,000 in investments, including $100,000 in cash. As of December 31, 2014, the Fund does not have deposits in excess of the deposit insurance.

Investments

All investments in securities are recorded at their estimated fair value (see Note 3). Security transactions are recorded on a trade date basis.

Continued

9

VII Peaks Co-Optivist R Fund I, LLC

Notes to Financial Statements

December 31, 2014

____________

2.	Significant Accounting Policies, continued

Geographical and Industry Classification

The geographical and industry classification in the schedule of investments represent management’s belief as to the most meaningful presentation of the classification of the Fund’s investments.

Revenue Recognition

Interest income is recorded on an accrual basis to the extent collection is expected. Dividend income is accrued as earned. Dividend income is recognized on the ex-dividend date and is recorded net of withholding taxes where applicable. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the cost basis of investments. The Fund reports changes in fair value of investments as a component of the net change in unrealized gain (loss) on investments in the statement of operations.

Organizational Costs

Organizational costs are expensed by the Fund as incurred.

Offering Costs

The Fund is a closed-end fund with a continuous offering period. Offering costs are expensed as they become payable and are limited to 1.5% of aggregate gross offering proceeds.

Income Taxes

The Fund accounts for income taxes in accordance with Accounting Standards Codification (“ASC”) Topic 740, Accounting for Income Taxes. ASC Topic 740 includes the relevant provisions for accounting for uncertainty in income taxes. No provision for taxes has been recorded by the Fund, as profits and losses, including tax credits, if any, are includable in the individual tax returns of the members. The Fund has evaluated the implications of ASC Topic 740, for all open tax years and in all major tax jurisdictions, and determined that there is no material impact on the financial statements. The Fund continues to remain subject to examination by U.S. federal and state authorities for the years 2011 through 2014.

Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

Continued

10

VII Peaks Co-Optivist R Fund I, LLC

Notes to Financial Statements

December 31, 2014

____________

2.	Significant Accounting Policies, continued

Recent Accounting Pronouncements, continued

In May, 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers. ASU No. 2014-09 provides clarification on the principles to recognize revenue and to develop a common standard between GAAP and IFRS. The guidance will be effective in 2016. Management is currently evaluating the impact of these changes but does not believe it will have a material impact.

In June 2013, the FASB issued ASU 2013-08, Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements, which affects the scope, measurement and disclosure requirements for investment companies under U.S. GAAP. ASU 2013-08 contains new guidance on assessing whether an entity is an investment company, requiring non-controlling ownership interest in investment companies to be measured at fair value and requiring certain additional disclosures. This guidance became effective for us on January 1, 2014 and did not have a material impact on our financial position or disclosures.

3.	Investment Transactions

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1–Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2–Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3–Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Continued

11

VII Peaks Co-Optivist R Fund I, LLC

Notes to Financial Statements

December 31, 2014

____________

3.	Investment Transactions, continued

The Fund invests in discounted corporate debt securities of private and public companies that trade in the secondary loan markets. The debt securities the Fund aims to target are discounted in the secondary loan markets as a result of perceived liquidity risk the issuer may face in the near term. The Fund will actively work with the target company’s management to restructure the underlying corporate debt and de-lever the target company’s balance sheet. The Fund intends to hold securities an average of 24–30 months.

The fair value of debt securities is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), and fundamental data relating to the issuer. Most debt securities held are categorized in Level 2 of the fair value hierarchy, as the fair value is based on transaction prices, quotations, or similar observable inputs. Three positions are categorized in Level 3 of the fair value hierarchy, as the fair value is based on unobservable inputs.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of December 31, 2014:

	Level 1	Level 2	Level 3	Total

Investments, money market at fair value	$47,495	$-	$-	$47,495
Debt securities, at fair value	-	569,990	35,750	605,740
Equity securities, at fair value	-	-	27,930	27,930

Total	$47,495	$569,990	$63,680	$681,165

Purchases of debt securities in 2014 were $247,605 and sales of debt securities in 2014 were $344,643.

There were three transfers between levels for the period ended December 31, 2014. The first was Education Management, LLC. (“EDMC”), originally, 15%, July 1, 2018. The interest bearing note was restructured by the company to a non-interest bearing private equity holding. The second and third was Endeavor International with maturity dates March 1, 2018 and June 1, 2018 both of which have a 12% coupon.

During the year, the following were the transfers in or out of levels:

	Level 1	Level 2	Level 3	Total

Debt securities, at fair value	$-	$(35,750)	$35,750	$-
Equity securities, at fair value	-	(27,930)	27,930	-

Total	$-	$(63,680)	$63,680	$-

Continued

12

VII Peaks Co-Optivist R Fund I, LLC

Notes to Financial Statements

December 31, 2014

____________

3.	Investment Transactions, continued

The following table provides quantitative information regarding Level 3 fair value measurements as of December 31, 2014:

	Principal		Valuation	Unobservable
	Value	Fair Value	Technique	Input	Mean	Minimum	Maximum

EDMC Equity Securities	$27,930	$27,930	Liquidation	Transaction Value	$27,930	$25,438	$30,422

Endeavour Senior Secured
First Lien Debt	$25,000	$27,500	Liquidation	Transaction Value	$27,500	$27,500	$27,500

Endeavour Senior Secured
Second Lien Debt	$25,000	$8,250	Liquidation	Transaction Value	$8,897	$8,250	$9,483

The primary significant unobservable input used in the fair value measurement of the Fund’s equity securities is the fair value of the issuer’s equity securities exchanged with the unsecured note in the year ended December 31, 2014. Significant increases or decreases in the fair value of the issuer’s equity securities would result in a significantly lower or higher fair value measurement. The primary significant unobservable input used in the fair value measurement of the Fund’s debt securities was the terms of the restructuring offered by the issuer, not yet final.

4.	Management Fees and Other Transactions with Affiliates

The Fund is managed by VII Peaks-KBR R Fund I Management, LLC (the “Manager”). The Manager is wholly-owned by VII Peaks Capital, LLC. The Manager provides investment management services under a management agreement for the Fund. For these services, the Fund pays the Manager an annualized fee equal to 1.5% of the Fund’s net assets. The management fee is calculated based on the net asset value of the Fund’s assets under management as of the last business day of each month and paid monthly in arrears. The payment of the management fee earned shall be deferred until investors receive a non-cumulative annual return equal to or greater than 8%. The deferred management fee shall be considered earned and payable from available distributable income after payment of the annual 8% to investors or upon a liquidation event. Accordingly, the Fund has recorded $11,706 as management fee expense.

The Fund did not incur dealer manager fees for the year ended December 31, 2014.

The Fund is to pay or reimburse the Manager for all organizational and offering costs incurred in the offering up to an amount that equals 1.5% of the gross proceeds in the offering. All organizational and offering costs that exceed 1.5% of gross offering proceeds are to be paid by the Manager.

The Fund had incurred a total of $9,964 of transfer agent fees for the year ended December 31, 2014.

Continued

13

VII Peaks Co-Optivist R Fund I, LLC

Notes to Financial Statements

December 31, 2014

____________

5.	Members’ Capital Accounts

Capital Contributions

The Fund is authorized to sell and issue such number of interests so that the net proceeds to the Fund, after payment of offering management and distribution fees, in the offering does not exceed $15,000,000. The purchase price of interests in the Fund is $5,000 per interest. The Fund accepts subscriptions for a minimum purchase of 4 interests or $20,000, although the Fund may, in its sole and absolute discretion, accept subscriptions for lower amounts.

The Manager is not required to purchase interests in the Fund; however, in accordance with the Fund agreement, contributions made by the Manager are accounted for in the same manner as other member contributions. As of December 31, 2014, the Manager did not have any interests in the Fund.

Capital Distributions

Distributions to members will only be declared out of assets legally available for distribution and, the amount of any such distribution, if any, will be determined solely by the Fund’s Manager. Distributions are expected to be paid solely from the Fund’s distributable cash. Distributable cash for any given fiscal period represents all cash receipts of the Fund (excluding capital contributions) less cash payments disbursed or reserves set aside for Fund expenses plus amounts released from reserves. Distributable cash will be determined separately for each fiscal period and shall not be cumulative.

The Fund is targeting an annual preferred return of 10% on a member’s notional capital contribution, with an annual estimated 8% distributable income paid monthly. Following this, the Fund will pay 100% of its’ distributable cash to members until they receive a 10% preferred annual return on their investment. Next, 100% of distributable cash will be paid to members until they receive 100% of their investment. Amounts of distributable cash above these levels will next be allocated 80% to members until they receive a target annual return of 15% on their investment, and the remainder to the Manager. Finally, 60% of any distributable cash remaining above this amount will be paid to the members and 40% will be paid to the Manager.

No member has the right to withdraw its capital and profits from the Fund except pursuant to the terms of the early redemption program, if and to the extent implemented by the Manager. The early redemption program allows members who have held interests for at least 12 months to redeem their interests for cash at a price equal to the Fund’s net asset value as of the date of each redemption date.

Allocation of Net Profits and Losses

Allocation of net profits and losses are in the ratio of the number of interests held by each member as of the last day of each month to the total outstanding interests as of such date.

Continued

14

VII Peaks Co-Optivist R Fund I, LLC

Notes to Financial Statements

December 31, 2014

____________

6.	Financial Highlights

Financial highlights are presented in the following table for the year ended December 31, 2014. As of December 31, 2014, the Fund has 210 interests outstanding with a net asset value of $667,449. The ratios and total return are not annualized. The computation of similar financial information for other participating members may vary based on the timing of their respective capital transactions. The net asset value below may not be reflective of an individual investor’s net asset value for purposes of redemptions. The total return reported below includes a 3.5% front-end load paid by investors as they enter the Fund, which at December 31, 2014 were comprised of fees for organizational and offering costs of 1.5% and dealer manager fees of 2.0%. Total return is computed based on the change in the net asset value per interest during the period.

2014
Per Interest Operating Performance

Net Asset Value, beginning of year	$3,962.0

Results of investment operations:
Net investment income	26.6
Net realized and unrealized gain / loss on investments	(410.2)

Total from investment operations	(383.6)

Distributions	(400.0)

Net Asset Value, end of year	$3,178.4

Total Return	(19.8)%

Supplemental Data

Ratio to average net assets:
Expenses	8.2%
Net investment income	0.7%

7.	Subsequent Events

The Fund evaluated events for recognition and disclosure through March 25, 2015, the date which these financial statements were available to be issued.

On January 13, 2015, we received a mandatory full call from Hutchinson Technology on the convertible note 8.5%, put date of January 1, 2026. The price will be par value and accrued interest with a redemption date of January 15, 2015. No action was required on behalf of the fund. The notice was for informational purposes only.

In March 2015, the Fund received a merger offer from VII Peaks Co-Optivist Income BDC II, Inc. The merger is expected to complete by the second quarter of 2015 if the Fund receives consent from its shareholders.

15

APPENDIX G

VII PEAK CO-OPTIVIST INCOME BDC II, INC.

PRO FORMA (UNAUDITED) FINANCIAL STATEMENTS AS OF AND FOR

THE 12 MONTH PERIOD ENDED DECEMBER 31, 2104

VII Peaks Co-Optivist TM Income BDC II, Inc. (the “Fund”), a Maryland corporation formed in August 3, 2011, is an externally managed, non-diversified closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended or (“1940 Act”). The Fund is managed by VII Peaks Capital, LLC (“VII Peaks”). The Fund is authorized to issue 200,000,000 shares of common stock. The Fund has registered 75,000,000 shares of common stock for issuance in its continuous offing. The current offering price is $9.75 per share.

The Fund’s investment objectives are to generate current income and capital appreciation. The Fund invests in discounted corporate debt and equity-linked debt securities of public and private companies that trade on the secondary loan market for institutional investors and provide distributions to investors. The debt is generally high-yield and non-investment grade.

VII Peaks Co-Optivist B Fund I, LLC (the “Target Fund”), is a privately offered fund managed by VII Peaks B Fund I Management, LLC, which is a subsidiary of VII Peaks. The Target Fund is expected to be reorganized into the Fund promptly after shareholders of the Target Fund approve a plan of reorganization to be acquired by the Fund. Upon such reorganization, the Fund will acquire the assets and assume the liabilities of the Target Fund. The investment goals, strategies and limitations of the Target are substantially similar to those of the Fund.

The following pro forma (unaudited) financial statements are based on the audited financial statements of the Fund and the Target Fund as of December 31, 2014 and for the period January 1, 2014 to December 31, 2014. The pro forma (unaudited) balance sheet as of December 31, 2014 and pro forma (unaudited) statement of operations for the 12 months period ended December 31, 2104 are presented as if the reorganization of the Target Fund into the Fund occurred on January 1, 2014. The historical financial information has been adjusted to reflect certain adjustments to the historical financial information to reflect changes in certain expense categories that would have been directly affected by the contemplated reorganization.

The accompanying pro forma financial statements and notes to financial statements should be read in conjunction with the most recent audited financial statements of the Fund and the Target Fund. The accompanying  pro forma combined financial statements include pro  forma calculations  that are based on estimates and as such may not necessarily represent what the actual combined fund financial statements would have been had the reorganization occurred on the dates above.

The pro forma unaudited financial statements are provided for informational purposes only. Additionally, the pro forma unaudited financial statements are not necessarily, and should not be assumed to be, an indication of the results that would have been achieved had the Target Fund been reorganized into the Fund as of the dates indicated or that may be achieved in the future. Pro forma financial statements do not include all required investment company financial statement disclosures.

VII PEAK CO-OPTIVIST INCOME BDC II, INC.

PRO FORMA (UNAUDITED) STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2014

	VII PEAKS CO- OPTIVIST INCOME BDC II, INC.	VII PEAKS- KBR CO- OPTIVIST B FUND I, LLC	Pro Forma Adjustments	Combined
ASSETS
Investments, at fair value	37,428	2,662		40,090
Investments, money market at fair value	3,104	380	65	3,549
Total investments, at fair value	40,532	3,042		43,574
Interest receivable	1,050	79		1,129
Prepaid expenses	18	-		18
Due from related party	28	-		28
Receivable for common stock purchased	614	-		614
Total assets	42,242	3,121		45,363

LIABILITIES
Payable for unsettled trades	1,340	-		1,340
Management and incentive fees payable	7	-		7
Accounts payable and accrued liabilities	183	25		208
Stockholder distributions payable	163	30		193
Total liabilities	1,693	55		1,748

NET ASSETS
Preferred stock	-	-
Common stock	6	-		6
Paid-in capital in excess of par value	51,096	4,275		55,371
Treasury Stock at cost	(778)	-		(778)
Accumulated distribution in excess of net investment income	(2,901)	(339)	65	(3,175)
Net unrealized depreciation on investments	(6,874)	(870)		(7,744)
Total net assets	40,549	3,066		43,615
Total liabilities and net assets	42,242	3,121		45,363

See notes to pro forma (unaudited) financial statements.

VII PEAK CO-OPTIVIST INCOME BDC II, INC.

PRO FORMA (UNAUDITED) STATEMENT OF OPERATIONS

FOR THE PERIOD JANUARY 1, 2014 TO DECEMBER 31, 2014

	VII PEAKS CO- OPTIVIST INCOME BDC II, INC.	VII PEAKS- KBR CO- OPTIVIST B FUND I, LLC	Pro Forma Adjustments		Combined
Investment income:
Interest from investments	3,157	324	-		3,481
Total interest income	3,157	324			3,481
Other income	103	-	-		103
Total investment income	3,260	324	-		3,584

Operating expenses:
Professional fees	258	45	(65	)(1)	238
Directors fees	49	-			49
Insurance	95	-			95
Management fees	732	52	17	(2)	801
Administrative services - related parties	354	-			354
General and administrative	517	18	(17	)(3)	518
Organizational and offering expense	524	-			524
Expenses before expense waivers and reimbursements	2,529	115	(65)		2,579

Net investment income (loss)	731	209	(65)		875

Realized and unrealized gain (loss) on investments:
Net realized gain from investments	166	(13)			153
Net unrealized depreciation on investments	(6,259)	(397)			(6,656)
Net realized and unrealized loss on investments	(6,093)	(410)	-		(6,503)
Net increase (decrease) in net assets resulting from operations	(5,362)	(201)	(65)		(5,628)

See notes to pro forma (unaudited) financial statements.

(1)	The adjustment is made to show reduced audit fees that would have occurred as a result of the reorganization, as well as reduced professional fees associated with the reorganization.
(2)	The adjustment is made to show increased management fees that would be paid as a result of the fact that the Fund pays a higher management fee to its advisor than the Target Fund.
(3)	The adjustment is made to show reductions in other general and administrative expenses that would have occurred as a result of the reorganization.

PRO FORMA (UNAUDITED) SCHEDULE OF INVESTMENTS

AS OF DECEMBER 31, 2014

		VII PEAKS CO- OPTIVIST INCOME BDC II, INC.		VII PEAKS-KBR CO-OPTIVIST B FUND I, LLC		Combined
Portfolio Company	Investment Coupon Rate, Maturity Date	Principal	Fair Value	Principal	Fair Value	Principal	Fair Value

Senior Secured First Lien Debt – 28.9%
Accuride Corp.	9.50%, 8/1/2018	1,400	1,442			1,400	1,442
American Media, Inc.	11.50%, 12/15/2017	1,320	1,307			1,320	1,307
APX Group, Inc.	6.375%, 12/1/2019	825	790			825	790
Caesars Entertainment Operating Co., Inc.	11.25%, 6/1/2017	860	630	210	154	1,070	784
Cambrium Learning Group, Inc.	9.75%, 2/15/2017	1,375	1,347			1,375	1,347
EarthLink Holdings Corp.	7.38%, 6/1/2020	40	41			40	41
Endeavour International Corp.	12.00%, 3/1/2018	525	578	150	165	675	743
EuraMax International, Inc.	9.50%, 4/1/2016	1,475	1,371	150	140	1,625	1,511
Goodman Networks, Inc.	12.13%, 7/1/2018	800	826			800	826
Hutchinson Technology, Inc.	8.50%, 1/15/2026, putable on 01/15/2015	-	-	4	4	4	4
Kratos Defense & Security Solutions, Inc.	7.00%, 5/15/2019	1,550	1,318			1,550	1,318
Ryerson Inc./Joseph T Ryerson & Son, Inc.	9.00%, 10/15/2017	1,315	1,351			1,315	1,351
Toys R Us Property Co II LLC	8.50%, 12/1/2017	725	720			725	720
Sub Total Senior Secured First Lien Debt		12,210	11,721	514	462	12,724	12,183

Senior Secured Second Lien Debt – 14.0%
Aspect Software, Inc.	10.63%, 5/15/2017	1,302	1,230	370	350	1,672	1,580
Bon-ton Department Stores, Inc.	10.63%, 7/15/2017	1,390	1,383			1,390	1,383
Claire’s Stores, Inc.	8.88%, 3/15/2019	825	668			825	668
Endeavour International Corp.	12.00%, 6/1/2018	725	239			725	239
Logan’s Roadhouse, Inc.	10.75%, 10/15/2017	770	566	300	221	1,070	787
Radiation Therapy Services, Inc.	8.88%, 1/15/2017	1,285	1,298	163	165	1,448	1,463
Saratoga Resources, Inc.	12.50%, 7/1/2016	885	310			885	310
Sub Total Senior Secured Second Lien Debt		7,182	5,694	833	735	8,015	6,429

PRO FORMA (UNAUDITED) SCHEDULE OF INVESTMENTS

AS OF DECEMBER 31, 2014

(CONTINUED)

		VII PEAKS CO- OPTIVIST INCOME BDC II, INC.		VII PEAKS-KBR CO-OPTIVIST B FUND I, LLC		Combined
Portfolio Company	Investment Coupon Rate, Maturity Date	Principal	Fair Value	Principal	Fair Value	Principal	Fair Value

Senior Unsecured Debt – 37.3%
APX Group, Inc.	8.75%, 12/1/2020	575	486			575	486
Armored Autogroup, Inc.	9.25%, 11/1/2018	1,250	1,244	210	209	1,460	1,453
Caesar’s Entertainment Corp.	10.75%, 2/1/2016	495	74	310	47	805	121
Cenveo Corp.	11.50%, 5/15/2017	1,571	1,430			1,571	1,430
Clear Channel Communications	10.00%, 1/15/2018	1,400	1,200			1,400	1,200
Colt Defense LLC	8.75%, 11/15/2017	1,253	507			1,253	507
DynCorp International Inc.	10.38%, 7/1/2017	1,135	965			1,135	965
EarthLink Holdings Corp.	8.88%, 5/15/2019	375	370			375	370
Gentiva Health Services, Inc.	11.50%, 9/1/2018	925	984			925	984
Gymboree Corp.	9.13%, 12/1/2018	810	312			810	312
Hutchinson Technology, Inc.	8.50%, 1/15/2026, putable on 01/15/2015	858	858	275	275	1,133	1,133
NII Capital Corp.	10.00%, 8/15/2016	960	331	75	26	1,035	357
Nuverra Environmental Solutions, Inc.	9.88%, 4/15/2018	1,325	795			1,325	795
Seitel, Inc.	9.50%, 4/15/2019	1,575	1,307			1,575	1,307
Sitel LLC/Sitel Finance Corp	11.50%, 4/1/2018	1,450	1,138			1,450	1,138
Suntech Power Holdings Company, Ltd.	3.00%, 5/15/2013	100	1	300	2	400	3
Toys R Us Inc.	10.38%, 8/15/2017	860	684	175	139	1,035	823
UCI International Inc	8.63%, 2/15/2019	1,400	1,337	210	201	1,610	1,538
Visant Corp.	10.00%, 10/1/2017	1,275	1,106	197	171	1,472	1,277
Sub Total Senior Unsecured Debt		19,592	15,129	1,752	1,068	21,344	16,197

Senior Subordinated Debt – 9.9%
Affinion Group, Inc.	13.50%, 8/15/2018	816	612	265	199	1,081	811
Central Garden and Pet Co.	8.25%, 3/1/2018	1,400	1,411			1,400	1,411
Claires Stores, Inc	10.50%, 6/1/2017	715	651			715	651
DJO Finance, LLC.	9.75%, 10/15/2017	1,265	1,265			1,265	1,265
Powerwave technologies, Inc.	3.875%, 10/1/2027, putable on 05/08/2015			240	-	240	-
QuickSilver Resources, Inc.	7.13%, 4/1/2016	890	71			890	71
Sub Total Senior Subordinated Debt		5,086	4,010	505	199	5,591	4,209

Equity Securities – 2.2%
Education Management LLC		874	874	196	196	1,070	1,070
Sub Total Equity Securities		874	874	196	196	1,070	1,070

Investments — Money Market – 7.7%
Investments — U.S. Bank Money Market	3.00%	3,104	3,104	380	380	3,484	3,484
Sub Total Investments – Money Market		3,104	3,104	380	380	3,484	3,484

TOTAL INVESTMENTS – 100.0%			40,532		3,040		43,572

APPENDIX H

VII PEAK CO-OPTIVIST INCOME BDC II, INC.

PRO FORMA (UNAUDITED) FINANCIAL STATEMENTS AS OF AND FOR

THE 12 MONTH PERIOD ENDED DECEMBER 31, 2104

VII Peaks Co-Optivist TM Income BDC II, Inc. (the “Fund”), a Maryland corporation formed in August 3, 2011, is an externally managed, non-diversified closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended or (“1940 Act”). The Fund is managed by VII Peaks Capital, LLC (“VII Peaks”). The Fund is authorized to issue 200,000,000 shares of common stock. The Fund has registered 75,000,000 shares of common stock for issuance in its continuous offing. The current offering price is $9.75 per share.

The Fund’s investment objectives are to generate current income and capital appreciation. The Fund invests in discounted corporate debt and equity-linked debt securities of public and private companies that trade on the secondary loan market for institutional investors and provide distributions to investors. The debt is generally high-yield and non-investment grade.

VII Peaks Co-Optivist B Fund II, LLC (the “Target Fund”), is a privately offered fund managed by VII Peaks B Fund I Management, LLC, which is a subsidiary of VII Peaks. The Target Fund is expected to be reorganized into the Fund promptly after shareholders of the Target Fund approve a plan of reorganization to be acquired by the Fund. Upon such reorganization, the Fund will acquire the assets and assume the liabilities of the Target Fund. The investment goals, strategies and limitations of the Target are substantially similar to those of the Fund.

The following pro forma (unaudited) financial statements are based on the audited financial statements of the Fund and the Target Fund as of December 31, 2014 and for the period January 1, 2014 to December 31, 2014. The pro forma (unaudited) balance sheet as of December 31, 2014 and pro forma (unaudited) statement of operations for the 12 months period ended December 31, 2104 are presented as if the reorganization of the Target Fund into the Fund occurred on January 1, 2014. The historical financial information has been adjusted to reflect certain adjustments to the historical financial information to reflect changes in certain expense categories that would have been directly affected by the contemplated reorganization.

The accompanying pro forma financial statements and notes to financial statements should be read in conjunction with the most recent audited financial statements of the Fund and the Target Fund. The accompanying  pro forma combined financial statements include pro  forma calculations  that are based on estimates and as such may not necessarily represent what the actual combined fund financial statements would have been had the reorganization occurred on the dates above.

The pro forma unaudited financial statements are provided for informational purposes only. Additionally, the pro forma unaudited financial statements are not necessarily, and should not be assumed to be, an indication of the results that would have been achieved had the Target Fund been reorganized into the Fund as of the dates indicated or that may be achieved in the future. Pro forma financial statements do not include all required investment company financial statement disclosures.

VII PEAK CO-OPTIVIST INCOME BDC II, INC.

PRO FORMA (UNAUDITED) STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2014

	VII PEAKS CO- OPTIVIST INCOME BDC II, INC.	VII PEAKS- KBR CO- OPTIVIST B FUND II, LLC	Pro Forma Adjustments	Combined
ASSETS
Investments, at fair value	37,428	3,535		40,963
Investments, money market at fair value	3,104	737	62	3,903
Total investments, at fair value	40,532	4,272		44,804
Interest receivable	1,050	92		1,142
Prepaid expenses	18	-		18
Due from related party	28	-		28
Receivable for common stock purchased	614	-		614
Total assets	42,242	4,364		46,606

LIABILITIES				-
Payable for unsettled trades	1,340	-		1,340
Management and incentive fees payable	7	-		7
Accounts payable and accrued liabilities	183	25		208
Stockholder distributions payable	163	39		202
Total liabilities	1,693	64		1,757

NET ASSETS
Preferred stock	-	-
Common stock	6	-		6
Paid-in capital in excess of par value	51,096	5,669		56,765
Treasury Stock at cost	(778)	-		(778)
Accumulated distribution in excess of net investment income	(2,901)	(287)	62	(3,126)
Net unrealized depreciation on investments	(6,874)	(1,082)		(7,956)
Total net assets	40,549	4,300		44,849
Total liabilities and net assets	42,242	4,364		46,606

See notes to pro forma (unaudited) financial statements.

VII PEAK CO-OPTIVIST INCOME BDC II, INC.

PRO FORMA (UNAUDITED) STATEMENT OF OPERATIONS

FOR THE PERIOD JANUARY 1, 2014 TO DECEMBER 31, 2014

	VII PEAKS CO- OPTIVIST INCOME BDC II, INC.	VII PEAKS- KBR CO- OPTIVIST B FUND II, LLC	Pro Forma Adjustments		Combined
Investment income:
Interest from investments	3,157	421	-		3,578
Total interest income	3,157	421			3,578
Other income	103	-	-		103
Total investment income	3,260	421			3,681
			-
Operating expenses:
Professional fees	258	51	(71	)(1)	238
Directors fees	49				49
Insurance	95				95
Management fees	732	74	25	(2)	831
Administrative services - related parties	354				354
General and administrative	517	18	(16	)(3)	519
Organizational and offering expense	524				524
Expenses before expense waivers and reimbursements	2,529	143	(62)		2,610

Net investment income (loss)	731	278	62		1,071

Realized and unrealized gain (loss) on investments:
Net realized gain from investments	166	25			191
Net unrealized depreciation on investments	(6,259)	(761)			(7,020)
Net realized and unrealized loss on investments	(6,093)	(736)	-		(6,829)

Net increase (decrease) in net assets resulting from operations	(5,362)	(458)	62		(5,758)

See notes to pro forma (unaudited) financial statements.

(1)	The adjustment is made to show reduced audit fees that would have occurred as a result of the reorganization, as well as reduced professional fees associated with the reorganization.
(2)	The adjustment is made to show increased management fees that would be paid as a result of the fact that the Fund pays a higher management fee to its advisor than the Target Fund.
(3)	The adjustment is made to show reductions in other general and administrative expenses that would have occurred as a result of the reorganization.

PRO FORMA (UNAUDITED) SCHEDULE OF INVESTMENTS

AS OF DECEMBER 31, 2014

		VII PEAKS CO- OPTIVIST INCOME BDC II, INC.		VII PEAKS-KBR CO-OPTIVIST B FUND II, LLC		Combined
Portfolio Company	Investment Coupon Rate, Maturity Date	Principal	Fair Value	Principal	Fair Value	Principal	Fair Value

Senior Secured First Lien Debt – 28.9%
Accuride Corp.	9.50%, 8/1/2018	1,400	1,442	185	191	1,585	1,633
American Media, Inc.	11.50%, 12/15/2017	1,320	1,307	225	223	1,545	1,530
APX Group, Inc.	6.375%, 12/1/2019	825	790			825	790
Caesars Entertainment Operating Co., Inc.	11.25%, 6/1/2017	860	630			860	630
Cambrium Learning Group, Inc.	9.75%, 2/15/2017	1,375	1,347	235	230	1,610	1,577
EarthLink Holdings Corp.	7.38%, 6/1/2020	40	41			40	41
Endeavour International Corp.	12.00%, 3/1/2018	525	578			525	578
EuraMax International, Inc.	9.50%, 4/1/2016	1,475	1,371			1,475	1,371
Goodman Networks, Inc.	12.13%, 7/1/2018	800	826			800	826
Hutchinson Technology, Inc.	8.50%, 1/15/2026, putable on 01/15/2015	-	-			-	-
Kratos Defense & Security Solutions, Inc.	7.00%, 5/15/2019	1,550	1,318			1,550	1,318
Ryerson Inc./Joseph T Ryerson & Son, Inc.	9.00%, 10/15/2017	1,315	1,351	225	231	1,540	1,582
Toys R Us Property Co II LLC	8.50%, 12/1/2017	725	720	210	208	935	928
Sub Total Senior Secured First Lien Debt		12,210	11,721	1,080	1,083	13,290	12,804

Senior Secured Second Lien Debt – 14.0%
Aspect Software, Inc.	10.63%, 5/15/2017	1,302	1,230	325	307	1,627	1,537
Bon-ton Department Stores, Inc.	10.63%, 7/15/2017	1,390	1,383	20	20	1,410	1,403
Claire’s Stores, Inc.	8.88%, 3/15/2019	825	668	197	160	1,022	828
Endeavour International Corp.	12.00%, 6/1/2018	725	239	150	50	875	289
Logan’s Roadhouse, Inc.	10.75%, 10/15/2017	770	566			770	566
Radiation Therapy Services, Inc.	8.88%, 1/15/2017	1,285	1,298			1,285	1,298
Saratoga Resources, Inc.	12.50%, 7/1/2016	885	310	243	85	1,128	395
Sub Total Senior Secured Second Lien Debt		7,182	5,694	935	621	8,117	6,315

PRO FORMA (UNAUDITED) SCHEDULE OF INVESTMENTS

AS OF DECEMBER 31, 2014

(CONTINUED)

		VII PEAKS CO- OPTIVIST INCOME BDC II, INC.		VII PEAKS-KBR CO-OPTIVIST B FUND II, LLC		Combined
Portfolio Company	Investment Coupon Rate, Maturity Date	Principal	Fair Value	Principal	Fair Value	Principal	Fair Value

Senior Unsecured Debt – 37.3%
APX Group, Inc.	8.75%, 12/1/2020	575	486	440	372	1,015	858
Armored Autogroup, Inc.	9.25%, 11/1/2018	1,250	1,244			1,250	1,244
Caesar’s Entertainment Corp.	10.75%, 2/1/2016	495	74			495	74
Cenveo Corp.	11.50%, 5/15/2017	1,571	1,430			1,571	1,430
Clear Channel Communications	10.00%, 1/15/2018	1,400	1,200			1,400	1,200
Colt Defense LLC	8.75%, 11/15/2017	1,253	507	225	91	1,478	598
DynCorp International Inc.	10.38%, 7/1/2017	1,135	965	200	170	1,335	1,135
EarthLink Holdings Corp.	8.88%, 5/15/2019	375	370	200	197	575	567
Gentiva Health Services, Inc.	11.50%, 9/1/2018	925	984			925	984
Gymboree Corp.	9.13%, 12/1/2018	810	312	200	77	1,010	389
Hutchinson Technology, Inc.	8.50%, 1/15/2026, putable on 01/15/2015	858	858	325	325	1,183	1,183
NII Capital Corp.	10.00%, 8/15/2016	960	331			960	331
Nuverra Environmental Solutions, Inc.	9.88%, 4/15/2018	1,325	795	140	84	1,465	879
Seitel, Inc.	9.50%, 4/15/2019	1,575	1,307			1,575	1,307
Sitel LLC/Sitel Finance Corp	11.50%, 4/1/2018	1,450	1,138	210	165	1,660	1,303
Suntech Power Holdings Company, Ltd.	3.00%, 5/15/2013	100	1	325	2	425	3
Toys R Us Inc.	10.38%, 8/15/2017	860	684			860	684
UCI International Inc	8.63%, 2/15/2019	1,400	1,337			1,400	1,337
Visant Corp.	10.00%, 10/1/2017	1,275	1,106			1,275	1,106
Sub Total Senior Unsecured Debt		19,592	15,129	2,265	1,483	21,857	16,612

PRO FORMA (UNAUDITED) SCHEDULE OF INVESTMENTS

AS OF DECEMBER 31, 2014

(CONTINUED)

		VII PEAKS CO- OPTIVIST INCOME BDC II, INC.		VII PEAKS-KBR CO-OPTIVIST B FUND II, LLC		Combined
Portfolio Company	Investment Coupon Rate, Maturity Date	Principal	Fair Value	Principal	Fair Value	Principal	Fair Value

Senior Subordinated Debt – 9.9%
Affinion Group, Inc.	13.50%, 8/15/2018	816	612			816	612
Central Garden and Pet Co.	8.25%, 3/1/2018	1,400	1,411			1,400	1,411
Claires Stores, Inc	10.50%, 6/1/2017	715	651			715	651
DJO Finance, LLC.	9.75%, 10/15/2017	1,265	1,265	125	125	1,390	1,390
Powerwave technologies, Inc.	3.875%, 10/1/2027, putable on 05/08/2015			50	-	50	-
QuickSilver Resources, Inc.	7.13%, 4/1/2016	890	71			890	71
Sub Total Senior Subordinated Debt		5,086	4,010	175	125	5,261	4,135

Equity Securities – 2.2%
Education Management LLC		874	874	223	223	1,097	1,097
Sub Total Equity Securities		874	874	223	223	1,097	1,097

Investments — Money Market – 7.7%
Investments — U.S. Bank Money Market	3.00%	3,104	3,104	731	731	3,835	3,835
Sub Total Investments – Money Market		3,104	3,104	731	731	3,835	3,835

TOTAL INVESTMENTS – 100.0%			40,532		4,266		44,798

APPENDIX I

VII PEAK CO-OPTIVIST INCOME BDC II, INC.

PRO FORMA (UNAUDITED) FINANCIAL STATEMENTS AS OF AND FOR

THE 12 MONTH PERIOD ENDED DECEMBER 31, 2104

VII Peaks Co-Optivist TM Income BDC II, Inc. (the “Fund”), a Maryland corporation formed in August 3, 2011, is an externally managed, non-diversified closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended or (“1940 Act”). The Fund is managed by VII Peaks Capital, LLC (“VII Peaks”). The Fund is authorized to issue 200,000,000 shares of common stock. The Fund has registered 75,000,000 shares of common stock for issuance in its continuous offing. The current offering price is $9.75 per share.

The Fund’s investment objectives are to generate current income and capital appreciation. The Fund invests in discounted corporate debt and equity-linked debt securities of public and private companies that trade on the secondary loan market for institutional investors and provide distributions to investors. The debt is generally high-yield and non-investment grade.

VII Peaks Co-Optivist R Fund I, LLC (the “Target Fund”), is a privately offered fund managed by VII Peaks R Fund I Management, LLC, which is a subsidiary of VII Peaks. The Target Fund is expected to be reorganized into the Fund promptly after shareholders of the Target Fund approve a plan of reorganization to be acquired by the Fund. Upon such reorganization, the Fund will acquire the assets and assume the liabilities of the Target Fund. The investment goals, strategies and limitations of the Target are substantially similar to those of the Fund.

The following pro forma (unaudited) financial statements are based on the audited financial statements of the Fund and the Target Fund as of December 31, 2014 and for the period January 1, 2014 to December 31, 2014. The pro forma (unaudited) balance sheet as of December 31, 2014 and pro forma (unaudited) statement of operations for the 12 months period ended December 31, 2104 are presented as if the reorganization of the Target Fund into the Fund occurred on January 1, 2014. The historical financial information has been adjusted to reflect certain adjustments to the historical financial information to reflect changes in certain expense categories that would have been directly affected by the contemplated reorganization.

The accompanying pro forma financial statements and notes to financial statements should be read in conjunction with the most recent audited financial statements of the Fund and the Target Fund. The accompanying  pro forma combined financial statements include pro  forma calculations  that are based on estimates and as such may not necessarily represent what the actual combined fund financial statements would have been had the reorganization occurred on the dates above.

The pro forma unaudited financial statements are provided for informational purposes only. Additionally, the pro forma unaudited financial statements are not necessarily, and should not be assumed to be, an indication of the results that would have been achieved had the Target Fund been reorganized into the Fund as of the dates indicated or that may be achieved in the future. Pro forma financial statements do not include all required investment company financial statement disclosures.

VII PEAK CO-OPTIVIST INCOME BDC II, INC.

PRO FORMA (UNAUDITED) STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2014

	VII PEAKS CO- OPTIVIST INCOME BDC II, INC.	VII PEAKS- KBR CO- OPTIVIST R FUND I, LLC	Pro Forma Adjustments	Combined
ASSETS
Investments, at fair value	37,428	634		38,062
Investments, money market at fair value	3,104	47	57	3,208
Total investments, at fair value	40,532	681		41,213
Interest receivable	1,050	16		1,066
Prepaid expenses	18	-		18
Due from related party	28	-		28
Receivable for common stock purchased	614	-		614
Total assets	42,242	697		42,939

LIABILITIES
Payable for unsettled trades	1,340	-		1,340
Management and incentive fees payable	7	-		7
Accounts payable and accrued liabilities	183	23		206
Stockholder distributions payable	163	7		170
Total liabilities	1,693	30		1,723

NET ASSETS
Preferred stock	-	-
Common stock	6	-		6
Paid-in capital in excess of par value	51,096	1,040		52,136
Treasury Stock at cost	(778)	-		(778)
Accumulated distribution in excess of net investment income	(2,901)	(153)	57	(2,997)
Net unrealized depreciation on investments	(6,874)	(220)		(7,094)
Total net assets	40,549	667		41,216
Total liabilities and net assets	42,242	697		42,939

See notes to pro forma (unaudited) financial statements.

VII PEAK CO-OPTIVIST INCOME BDC II, INC.

PRO FORMA (UNAUDITED) STATEMENT OF OPERATIONS

FOR THE PERIOD JANUARY 1, 2014 TO DECEMBER 31, 2014

	VII PEAKS CO- OPTIVIST INCOME BDC II, INC.	VII PEAKS- KBR CO- OPTIVIST R FUND I, LLC	Pro Forma Adjustments		Combined
Investment income:
Interest from investments	3,157	68	-		3,225
Total interest income	3,157	68	-		3,225
Other income	103	-			103
Total investment income	3,260	68	-		3,328

Operating expenses:
Professional fees	258	33	(51	)(1)	240
Directors fees	49	-	-		49
Insurance	95	-	-		95
Management fees	732	12	4	(2)	748
Administrative services - related parties	354	-	-		354
General and administrative	517	18	(10	)(3)	525
Organizational and offering expense	524	-	-		524
Expenses before expense waivers and reimbursements	2,529	63	(57)		2,535

Net investment income (loss)	731	5	57		793

Realized and unrealized gain (loss) on investments:
Net realized gain from investments	166	5			171
Net unrealized depreciation on investments	(6,259)	(91)			(6,350)
Net realized and unrealized loss on investments	(6,093)	(86)	-		(6,179)

Net increase (decrease) in net assets resulting from operations	(5,362)	(81)	57		(5,386)

See notes to pro forma (unaudited) financial statements.

(1)	The adjustment is made to show reduced audit fees that would have occurred as a result of the reorganization, as well as reduced professional fees associated with the reorganization.
(2)	The adjustment is made to show increased management fees that would be paid as a result of the fact that the Fund pays a higher management fee to its advisor than the Target Fund.
(3)	The adjustment is made to show reductions in other general and administrative expenses that would have occurred as a result of the reorganization.

PRO FORMA (UNAUDITED) SCHEDULE OF INVESTMENTS

AS OF DECEMBER 31, 2014

		VII PEAKS CO- OPTIVIST INCOME BDC II, INC.		VII PEAKS- KBR CO- OPTIVIST R FUND I, LLC		Combined
Portfolio Company	Investment Coupon Rate, Maturity Date	Principal	Fair Value	Principal	Fair Value	Principal	Fair Value

Senior Secured First Lien Debt – 28.9%
Accuride Corp.	9.50%, 8/1/2018	1,400	1,442			1,400	1,442
American Media, Inc.	11.50%, 12/15/2017	1,320	1,307	25	25	1,345	1,332
APX Group, Inc.	6.375%, 12/1/2019	825	790			825	790
Caesars Entertainment Operating Co., Inc.	11.25%, 6/1/2017	860	630	25	18	885	648
Cambrium Learning Group, Inc.	9.75%, 2/15/2017	1,375	1,347	25	25	1,400	1,372
EarthLink Holdings Corp.	7.38%, 6/1/2020	40	41			40	41
Endeavour International Corp.	12.00%, 3/1/2018	525	578	25	28	550	606
EuraMax International, Inc.	9.50%, 4/1/2016	1,475	1,371	25	23	1,500	1,394
Goodman Networks, Inc.	12.13%, 7/1/2018	800	826			800	826
Hutchinson Technology, Inc.	8.50%, 1/15/2026, putable on 01/15/2015	-	-	4	4	4	4
Kratos Defense & Security Solutions, Inc.	7.00%, 5/15/2019	1,550	1,318			1,550	1,318
Ryerson Inc./Joseph T Ryerson & Son, Inc.	9.00%, 10/15/2017	1,315	1,351	25	26	1,340	1,377
Toys R Us Property Co II LLC	8.50%, 12/1/2017	725	720	25	25	750	745
Sub Total Senior Secured First Lien Debt		12,210	11,721	179	173	12,389	11,894

Senior Secured Second Lien Debt – 14.0%
Aspect Software, Inc.	10.63%, 5/15/2017	1,302	1,230	55	52	1,357	1,282
Bon-ton Department Stores, Inc.	10.63%, 7/15/2017	1,390	1,383	3	3	1,393	1,386
Claire’s Stores, Inc.	8.88%, 3/15/2019	825	668	13	11	838	679
Endeavour International Corp.	12.00%, 6/1/2018	725	239	25	8	750	247
Logan’s Roadhouse, Inc.	10.75%, 10/15/2017	770	566	25	18	795	584
Radiation Therapy Services, Inc.	8.88%, 1/15/2017	1,285	1,298	25	25	1,310	1,323
Saratoga Resources, Inc.	12.50%, 7/1/2016	885	310	25	9	910	319
Sub Total Senior Secured Second Lien Debt		7,182	5,694	171	126	7,353	5,820

PRO FORMA (UNAUDITED) SCHEDULE OF INVESTMENTS

AS OF DECEMBER 31, 2014

		VII PEAKS CO- OPTIVIST INCOME BDC II, INC.		VII PEAKS-KBR CO-OPTIVIST R FUND I, LLC		Combined
Portfolio Company	Investment Coupon Rate, Maturity Date	Principal	Fair Value	Principal	Fair Value	Principal	Fair Value

Senior Unsecured Debt – 37.3%
APX Group, Inc.	8.75%, 12/1/2020	575	486	50	42	625	528
Armored Autogroup, Inc.	9.25%, 11/1/2018	1,250	1,244	25	25	1,275	1,269
Caesar’s Entertainment Corp.	10.75%, 2/1/2016	495	74			495	74
Cenveo Corp.	11.50%, 5/15/2017	1,571	1,430			1,571	1,430
Clear Channel Communications	10.00%, 1/15/2018	1,400	1,200			1,400	1,200
Colt Defense LLC	8.75%, 11/15/2017	1,253	507	25	10	1,278	517
DynCorp International Inc.	10.38%, 7/1/2017	1,135	965			1,135	965
EarthLink Holdings Corp.	8.88%, 5/15/2019	375	370			375	370
Gentiva Health Services, Inc.	11.50%, 9/1/2018	925	984			925	984
Gymboree Corp.	9.13%, 12/1/2018	810	312			810	312
Hutchinson Technology, Inc.	8.50%, 1/15/2026, putable on 01/15/2015	858	858	100	100	958	958
NII Capital Corp.	10.00%, 8/15/2016	960	331	25	9	985	340
Nuverra Environmental Solutions, Inc.	9.88%, 4/15/2018	1,325	795	20	12	1,345	807
Seitel, Inc.	9.50%, 4/15/2019	1,575	1,307			1,575	1,307
Sitel LLC/Sitel Finance Corp	11.50%, 4/1/2018	1,450	1,138	25	20	1,475	1,158
Suntech Power Holdings Company, Ltd.	3.00%, 5/15/2013	100	1	50	0	150	1
Toys R Us Inc.	10.38%, 8/15/2017	860	684	25	20	885	704
UCI International Inc	8.63%, 2/15/2019	1,400	1,337	25	24	1,425	1,361
Visant Corp.	10.00%, 10/1/2017	1,275	1,106	13	11	1,288	1,117
Sub Total Senior Unsecured Debt		19,592	15,129	383	273	19,975	15,402

Senior Subordinated Debt – 9.9%
Affinion Group, Inc.	13.50%, 8/15/2018	816	612	26	19	842	631
Central Garden and Pet Co.	8.25%, 3/1/2018	1,400	1,411			1,400	1,411
Claires Stores, Inc	10.50%, 6/1/2017	715	651			715	651
DJO Finance, LLC.	9.75%, 10/15/2017	1,265	1,265	15	15	1,280	1,280
Powerwave technologies, Inc.	3.875%, 10/1/2027, putable on 05/08/2015			100	-	100	-
QuickSilver Resources, Inc.	7.13%, 4/1/2016	890	71			890	71
Sub Total Senior Subordinated Debt		5,086	4,010	141	34	5,227	4,044

Equity Securities – 2.2%
Education Management LLC		874	874	28	28	902	902
Sub Total Equity Securities		874	874	28	28	902	902

Investments — Money Market – 7.7%
Investments — U.S. Bank Money Market	3.00%	3,104	3,104	47	47	3,151	3,151
Sub Total Investments – Money Market		3,104	3,104	47	47	3,151	3,151

TOTAL INVESTMENTS – 100.0%			40,532		681		41,213

PART C

OTHER INFORMATION

Item 15.	Indemnification

Reference is hereby made to Article VII of Registrant’s Second Amended and Restated Articles of Incorporation, included as an exhibit to this Registration Statement, and incorporated by reference herein, which mandates indemnification by Registrant of its directors, officers and certain others under certain conditions. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director of officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant carries liability insurance for the benefit of its directors and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis.

Registrant and its officers, employees, and agents are insured under the fidelity bond required by Rule 17g-1 of the Investment Company Act of 1940.

Item 16	Exhibits

1.1	Articles of Incorporation of VII Peaks-KBR Co-Optivist Income BDC II, Inc. (Incorporated by reference to Exhibit (a)(1) to Amendment No. 1 to registration statement on Form N-2 filed on December 19, 2011)

1.2	Articles of Amendment and Restatement of VII Peaks-KBR Co-Optivist Income BDC II, Inc. (Incorporated by reference to Exhibit (a)(2) to Amendment No. 1 to registration statement on Form N-2 filed on March 1, 2012)

1.3	Second Articles of Amendment and Restatement to Articles of Incorporation of VII Peaks-KBR Co-Optivist Income BDC II, Inc. (Incorporated by reference to Exhibit 3.1 to Form 8-K filed on June 28, 2012)

1.4	Articles of Amendment to Articles of Incorporation of VII Peaks Co-Optivist Income BDC II, Inc. (Incorporated by reference to Exhibit (a) to Form 8-K filed on September 16, 2013)

2	Bylaws of the Registrant (Incorporated by reference to Exhibit (b) to Amendment No. 1 to registration statement on Form N-2 filed on December 19, 2011)

3	Not applicable.

4	Forms of Agreement and Plan of Reorganization (**)

5	Not applicable.

6	Investment Advisory Agreement between VII Peaks Co-Optivist Income BDC II, Inc. and VII Peaks Capital, LLC dated August 20, 2013 (Incorporated by reference to Exhibit (g) to Form 8-K filed on August 23, 2013)

7.1	Dealer Manager Agreement between VII Peaks Co-Optivist Income BDC II, Inc. and Axiom Capital Management, Inc. (Incorporated by reference to Exhibit (h) to Form 8-K filed on September 27, 2013)

7.2	Form of Selected Dealer Agreement (Included as Exhibit A to the Dealer Manager Agreement) (Incorporated by reference to Exhibit (h) to Form 8-K filed on September 27, 2013)

8	Not applicable.

9	Form of Custody Agreement (Incorporated by reference to Exhibit (j) to Amendment No. 2 to the registration statement on Form N-2 filed on February 15, 2012)

10	Not applicable.

11	Opinion and Consent of Counsel. (*)

12	Form of Opinion of Counsel as to tax matters and consequences to shareholders. (*)

13.1	Distribution Reinvestment Plan (Incorporated by reference to Exhibit (e) to Amendment No. 2 to the registration statement on Form N-2 filed on February 15, 2012)

13.2	Administration Agreement between VII Peaks Co-Optivist Income BDC II, Inc. and VII Peaks Capital, LLC dated February 24, 2014 (Incorporated by reference to Exhibit 10.1 to Form 8-K filed on February 26, 2014)

13.3	License Agreement between VII Peaks Capital, LLC, VII Peaks-KBR BDC Advisor II, LLC and VII Peaks Co-Optivist Income BDC II, Inc. (Incorporated by reference to Exhibit (k)(2) to Amendment No. 2 to the registration statement on Form N-2 filed on February 15, 2012)

14	Consent of Independent Registered Public Accounting Firm.

15	Not Applicable.

16	Powers of Attorney (*)

17	Form of Proxy Card (*)

Filed as part of the Registration Statement as noted below and incorporated herein by reference:

*	Filed herewith

**	Included as Appendices A-C to the Statement of Additional Information

Item 17.	Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees to file, by post-effective amendment to the registration statement, an opinion of counsel supporting the tax consequences of the proposed reorganization as soon as practicable after the closing of the reorganization.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Orinda, State of California, on this 17th day of April, 2015.

VII PEAKS CO-OPTIVIST INCOME BDC II, INC.

/s/ Gurpreet S. Chandhoke
Gurpreet S. Chandhoke
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated and on this 17th day of April 2015.

Name	Title	Date
/s/ Gurpreet S. Chandhoke	Chairman of the Board of Directors,	April 17, 2015
Chief Executive Officer and President
Gurpreet (Gurprit) S. Chandhoke	(Principal Executive Officer)

/s/ Michelle Kleier	Chief Financial Officer, Treasurer and Secretary	April 17, 2015
(Principal Financial Officer and Principal
Michelle Kleier	Accounting Officer)

/s/ Bhavin Shah	Interested Director	April 17, 2015

Bhavin Shah

*	Independent Director	April 17, 2015

Jeya Kumar

*	Independent Director	April 17, 2015

Amit Mahajan

*	Independent Director	April 17, 2015

Robert Winspear

*	Gurpreet S. Chandhoke, by signing his name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of VII Peaks Co-Optivist Income BDC II, Inc. pursuant to the powers of attorney duly executed by such persons and filed herewith.

Dated: April 17, 2015	/s/ Gurpreet S. Chandhoke
Gurpreet S. Chandhoke
Attorney-in-Fact

INDEX TO EXHIBITS

11.	Opinion and Consent of Counsel

12.	Form of Opinion and Consent of Counsel regarding tax matters

14.	Consent of Independent Registered Public Accounting Firm

16.	Powers of Attorney

17.	Form of Proxy Card